                               Putnam

                               Capital

                               Manager

                               Trust

                               . PCM Voyager Fund
                               . PCM Global Growth Fund
                               . PCM Growth and Income Fund
                               . PCM Global Asset Allocation Fund
                               . PCM High Yield Fund
ANNUAL REPORT                  . PCM U.S. Government and High Quality Bond Fund
December 31, 1995              . PCM Money Market Fund
                               . PCM Utilities Growth and Income Fund
                               . PCM Diversified Income Fund
                               . PCM New Opportunities Fund
                               . PCM Asia Pacific Growth Fund


                               A series of mutual fund portfolios for
                               variable insurance product investors


                             [SYMBOL APPEARS HERE]

                              BOSTON*LONDON*TOKYO

TO THE SHAREHOLDERS OF PUTNAM CAPITAL MANAGER TRUST
The world's financial markets experienced mixed, although mostly positive, re-sults during the 12 months ended December 31, 1995. U.S. markets were among the strongest, though other global markets also performed well. Early in the year, a number of major events challenged investors, who then had to sort out the effectsand potential for each individual market. As always, markets in each country, with their distinct combination of economic, political, and in-terest rate conditions, responded uniquely to these events. Within each of the 11 PCM portfolios, managers utilized sophisticated research and analysis tech-niques to identify what they believed to be the most appropriate investment opportunities.

EQUITIES
 . UNITED STATES The U.S. stock market demonstrated continuous strength throughout fiscal 1995, as the Standard & Poor's 500 Index (R) achieved new highs and the U.S. market outpaced other major world equity markets. Moderate economic growth, solid corporate profits, low inflation, and declining inter-est rates provided a favorable backdrop for a rally that continued throughout the year. For much of the year, the market favored stocks of larger, more es-tablished companies, although smaller-capitalization stocks also did quite well. In terms of sectors, high technology, particularly semiconductor stocks, were far and away the big winners until a midyear correction. Interest-rate-sensitive stocks also did well, particularly financial services and utilities, both of which made progress toward recovering from 1994's declines.

 . EUROPE Despite fundamental economic strength throughout much of Western Eu-rope, stock market returns in these countries have been largely uninspired throughout the fiscal period. One exception was the United Kingdom, where stocks in industries ranging from financial services to oil exploration and consumer services have produced handsome returns for many Putnam portfolios. The Netherlands was another bright spot, where ongoing strength in consumer and industrial sectors also produced solid returns. France and Germany, in particular, continue to struggle with overpriced currencies and onerous unem-ployment.

 . PACIFIC RIM Current economic events in the region may test the conviction of some, but we continue to believe Asia represents an exceptional opportunity for investors with a long-term perspective. Pacific Rim economies continue to grow and develop dramatically, and even Japan's economic difficulties are be-ginning to show some signs of abating. During the annual period, this strength translated into solid returns from stocks in Hong Kong, with a short rally in Thailand and mixed results from Singapore, Malaysia, and Indonesia.

FIXED INCOME
 . UNITED STATES U.S. government securities performed extremely well during this year's surging bond market and, in fact, Treasury bonds -- especially long-term issues -- were among the period's top-performing asset classes. Early in the year, mortgage-backed securities largely outperformed Treasuries. But by spring, Treasuries took the lead, as mortgage-backed securities began to suffer from an increase in mortgage prepayments. Prepayments typically ac-celerate as mortgage holders rush to refinance in response to falling long-term interest rates, consequently diminishing the value of mortgage-backed se-curities. Indeed, this trend remained somewhat steady throughout the remainder of the fiscal year, and Treasuries continued to outperform the market. Invest-ment-grade corporate securities performed exceptionally well throughout the period. The restructuring wave in corporate America, along with minimal new issuance, provided a positive, fundamental, and technical backdrop.

 . GLOBAL For much of the period, the Japanese bond market outpaced all other major bond markets, reflecting the weakness of the Japanese economy. Early in the fiscal year, other core bond markets including Germany, the Netherlands, the United Kingdom, and France were offering relatively high real yields. By late spring, however, the U.S. bond market rally had pushed nominal yields lower and bond prices higher worldwide. This created the right conditions for strong performance from Europe's higher-yielding peripheral countries, like Italy, Sweden, and Spain, which face high budget deficits and significant funding needs. The Canadian market also performed quite well, benefiting hand-somely from the vote against Quebec sovereignty in October.

 . HIGH YIELD The high-yield market has continued to perform extremely well. In general, corporate profits have remained strong, which, in turn, has allowed companies to pay down debt and improve their balance sheets. New issuance lev-els have been low relative to those of recent years, while investor demand has continued unabated. Although there have been a few highly publicized defaults, the high-yield market is a dynamic, growing market now approaching $325 bil-lion in size and encompassing a variety of industries. The unrelenting pace of merger and acquisition activity has also created improving credit situations among issuers in industries such as health care, entertainment, cable televi-sion, and finance.


PERFORMANCE SUMMARY
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN     PCM      PCM     PCM        PCM           PCM     PCM              PCM     PCM         PCM         PCM
 AT NET ASSET     Voyager  Global  Growth and Global        High    U.S. Government  Money   Utilities   Diversified New
 VALUE            Fund     Growth  Income     Asset Alloca- Yield   and High Quality Market  Growth and  Income      Opportunities
 (as of                    Fund    Fund       tion Fund     Fund    Bond Fund        Fund    Income Fund Fund        Fund
 12/31/95)*
 ..................................................................................................................................
 1 year            40.67%  15.67%     36.71%      24.71%     18.32%       20.44%      5.46%     31.08%      19.13%       44.87%
 ..................................................................................................................................
 5 years          172.01   73.80     104.82       80.70     141.50        63.51      23.47        --          --           --
 ..................................................................................................................................
 annualized        22.16   11.69      27.00       12.56      19.28        10.33       4.31        --          --           --
 ..................................................................................................................................
 Life (since      263.35   61.98+    203.99      124.42     127.71       106.12      53.67      48.05++     16.71(S)     56.75**
 2/1/88)
 ..................................................................................................................................
 annualized        17.70    8.88      15.08       10.75      10.95         9.56       5.58      11.29        5.29        30.98
----------------------------------------------------------------------------------------------------------------------------------


PERFORMANCE SUMMARY
--------------------------
TOTAL RETURN       PCM
AT NET ASSET       Asia
VALUE              Pacific
(as of             Growth
12/31/95)*         Fund
 ..........................
 1 year             --
 ..........................
 5 years            --
 ..........................
 annualized         --
 ..........................
 Life (since       2.30++
 2/1/88)
 ..........................
 annualized         --
--------------------------

* All total return figures are at net asset value. The charges and expenses at the insurance company separate account level are not reflected. Past performance is not indicative of future results.
+   Date of inception: May 1, 1990.
++ Commencement of operations: May 4, 1992. The fund's inception date is May 1, 1992.
(S) Date of inception: September 15, 1993.
**  Date of inception: May 2, 1994.
++ Date of inception: May 1, 1995. An expense limitation was in effect during the period; without the limitation, total return would have been lower.

PCM VOYAGER FUND

Astute stock selection amid a particularly strong stock market environment en-abled PCM Voyager Fund to tally impressive returns during the annual period ended December 31, 1995. Healthy corporate earnings produced price apprecia-tion in numerous fund holdings, once again confirming the value of our empha-sis on bottom-up individual stock selection and investing for long-term re-sults. Total return was 40.67% at net asset value for the fiscal year.

Unquestionably, technology was the main industry sector that enhanced fund performance over the period. Semiconductor companies were the strongest per-formers, although their growth was dampened by a midyear correction. Slower growth also afflicted the networking and telecommunications areas. Among the fund's foundation growth stock holdings, Internet-related companies were some of the big winners. In the portfolio's midsize "premier growth stock" sector, on-line services and networking-related equipment company stocks also per-formed quite well.

Medical devices, biotechnology, selected specialty retail, business services, financial, and radio communication stocks also contributed strong returns for the fund. Within the health care area, we recently added some health mainte-nance organization stocks, which we believed offered compelling values and have proceeded to rally quite nicely since we purchased them. We are also be-ginning to build up the fund's weighting in the biotechnology and pharmaceuti-cal areas. Stocks of most companies in this industry have been discounted since 1991; now, many have drugs in the final stages of testing that should reach the market in the next year or two. We continue to see strong potential in health care, the communications subset of technology, and perhaps even some semiconductor stocks. Because there is concern about the economy and corporate earnings ahead, we want the fund to be invested in companies that deliver earnings despite economic conditions.

The communications industry is experiencing explosive growth around the world, so we continue to see opportunity there. In semiconductors, a broad selloff has uncovered a soft bottom to prices, which could spell opportunity given their important role in the global communications explosion.
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation

-------------------------------------------------------------------------------
PORTFOLIO
Stocks of "emerging growth" companies with significant growth potential and established companies with positive growth prospects

-------------------------------------------------------------------------------
NET ASSET VALUE
December 31, 1995                                                        $30.50

-------------------------------------------------------------------------------
PCM GLOBAL GROWTH FUND

Although the U.S equity market soared to new heights over the past 12 months, international stock markets stayed closer to the ground. PCM Global Growth Fund's substantial stake in U.S. equities -- approximately one third -- helped boost the fund's overall returns. However, like most global stock investments, the fund posted subdued performance for the annual period. Total return at net asset value was 15.67% for the 12 months ended December 31, 1995.

However, we believe global markets may well experience a return to vigor, spurred in part by declining worldwide interest rates. Although no one can ever predict such things with certainty, Putnam Management sees mounting evi-dence of gathering strength in equities abroad; in fact, we believe interna-tional equities may well outperform U.S. equities in the year ahead. Although there can never be any assurance, there is good reason to believe that, as in the past, patient investors in global stocks will be well rewarded over time.

We believe Asia represents an exceptional opportunity for investors with a long-term perspective. Many of the region's countries are enjoying strong rates of economic growth, in part sparked by their highly efficient, educated, and inexpensive work forces. We believe the problems currently besetting the region -- especially Japan -- will prove temporary, and we are optimistic that these markets will soon begin to reflect the underlying strength of their economies. Over the past several months, we have seen strong performance from the fund's Hong Kong holdings and certain Singapore holdings, although on bal-ance, the Singapore position did depress fund returns during the year. Condi-tions in Japan, however, are probably the sharpest negative factor affecting both the region and some fund holdings.

Among the fund's European holdings, we have emphasized those in the United Kingdom, investing in a full spectrum of British industries. Performance from other European holdings, including France, the Netherlands, and Switzerland, was somewhat uninspired. In U.S. equities, we continue to find value and prom-ising growth prospects in medium-sized companies. Looking ahead, we believe the fund is well positioned to benefit from an expected renewal in strength in equity markets around the world.
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation

-------------------------------------------------------------------------------
PORTFOLIO
An internationally diversified common stock portfolio

-------------------------------------------------------------------------------
NET ASSET VALUE
December 31, 1995                                                        $15.18

-------------------------------------------------------------------------------
Foreign investments may be subject to certain risks, such as currency fluctuations and political developments, that are not present with domestic investments.
-------------------------------------------------------------------------------

PCM GROWTH AND INCOME FUND

Overweighting in the financial stock sector, along with careful individual stock selection among diverse industries enabled PCM Growth and Income Fund to deliver superior returns for fiscal 1995. The fund's impressive performance was achieved against a backdrop of favorable market conditions in which both stock and bond markets rallied and long-term interest rates gradually stabi-lized to comfortable lows. Total return was 36.71% at net asset value for the 12 months ended December 31, 1995.

Since the start of 1995, the stock market has demonstrated significant strength, seasoned with a dash of caution. During most of the fiscal period, the market tended to favor stocks of larger, more established companies, the types of stocks in which the fund primarily invests. Interest-rate-sensitive stocks in particular performed quite well and in early 1995, we increased the fund's exposure to them. One such sector is insurance and finance, whose stocks made up nearly 20% of the fund's net assets at its highest point during the year.

In addition to the heavy weighting in insurance and bank stocks, Putnam's in-tensive, bottom-up research enabled us to assemble a widely diversified port-folio of stocks in other industries that also delivered solid results this year. Many of these companies were undergoing positive changes such as recent restructurings, cost-cutting, product line enhancements, and management changes.

We also believe that the growth of emerging economies will continue to benefit many U.S. corporations, particularly consumer product companies with a global perspective. Therefore, we have added many of these names to the fund's port-folio.

The fund also had a high weighting in utility stocks, particularly telephone companies, which gained roughly 10% during the year. Retail and automotive stocks were two sectors that did not serve the fund well. Fortunately, the fund's small positions helped minimize any negative impact.

Toward the end of the year, we began to position the fund for a possible soft landing or mild recession sometime in the coming fiscal year. Reflecting this shift, we took profits in the financial sector and began taking advantage of good values in early cyclical and industrial stocks which historically perform well in a slowing economy.
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital growth and current income

-------------------------------------------------------------------------------
PORTFOLIO
Primarily common stocks and convertible securities

-------------------------------------------------------------------------------
NET ASSET VALUE
December 31, 1995                                                        $21.47

-------------------------------------------------------------------------------
PCM GLOBAL ASSET ALLOCATION FUND

PCM Global Asset Allocation Fund's asset allocation investment approach proved effective in fiscal 1995. Total return at net asset value was 24.71% for the 12 months ended December 31, 1995.

Both the U.S. stock market and bond market performed extremely well during most of the year. With the exception of a short lull in July and August, the stock market rallied almost continuously throughout the period in the face of moderate economic growth, low inflation, and falling interest rates. Mean-while, an overweighted U.S. fixed-income position early in the year generated excellent results as interest rates declined and bond values climbed. We moved to a more neutral bond allocation later in the year as we took advantage of the values created by 1994's dramatic selloffs to capture solid profits for the fund.

International equity markets were fairly unsettled throughout 1995, with both emerging markets and Japan enduring tough conditions early in the year. Japan has spent much of the 1990s mired in recession, a situation exacerbated by ma-jor bank scandals in 1994 and looming trade problems with the United States. Emerging markets continue to experience bouts of volatility, although there were some positive months which contributed to fund performance when core mar-kets stalled.

In international bonds, the relative performance of U.S. versus non-U.S. bond markets has created exceptional yield opportunities abroad, particularly in core European markets. Meanwhile, the Japanese bond market has outpaced all other major bond markets, reflecting the weakness of the Japanese economy.

Looking ahead, although we believe U.S. corporate earnings should remain rela-tively strong through 1996, we are beginning to take a more cautious approach to the U.S. stock market and a relatively aggressive bond position. Overall, we currently anticipate non-U.S. bond markets should outperform the U.S. mar-ket this year, and are positioning the fund's holdings accordingly.
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
A high level of long-term total return consistent with preservation of capital

-------------------------------------------------------------------------------
PORTFOLIO
A managed asset allocation portfolio spread across domestic and international stock and bond markets

-------------------------------------------------------------------------------
NET ASSET VALUE
December 31, 1995                                                        $16.15

-------------------------------------------------------------------------------
Foreign investments may be subject to certain risks, such as currency fluctuations and political developments, that are not present with domestic investments.
-------------------------------------------------------------------------------

PCM HIGH YIELD FUND

We are pleased to report that PCM High Yield Fund took full advantage of the opportunities that unfolded over the past 12 months. Amid a pronounced bull market for bonds, investors seemed particularly enamored of high-yield issues for most of the year. Utilizing Putnam's superior research capabilities to un-cover opportunities throughout the high yield sector, the fund tallied an im-pressive 18.32% total return at net asset value for the 12 months ended Decem-ber 31, 1995.

During the first six months of the fiscal year, an extremely short supply drove up prices on both new issues and existing securities. However, during the second half, amid slowing economic growth and a few incidents of defaults, investors began to place more emphasis on the creditworthiness of issuing com-panies and shifted into higher-quality issues. The resulting quest for more solid issues reaffirmed the value of your fund's consistent strategy of main-taining relatively high credit standards for high-yield investments.

Our outlook for corporate profits for 1996 remains favorable, especially in light of recent reductions in short-term interest rates. During the fourth quarter of 1995, we began to take profits on some higher-quality issues that had performed well and to reinvest proceeds into the B-rated sector of the market, which we believe will outperform higher-rated bonds in the first half of 1996. such as paper, chemical, and automotive securities, into telecommuni-cations, cable, utilities, health care, consumer nondurables, and a few gaming issues. These proved to be top-performing sectors in 1995, and we currently believe they will continue to benefit the fund in 1996.

We see many opportunities ahead in the high-yield market in today's slow-growth environment, and believe your fund is well positioned to continue its successful performance into fiscal 1996 and beyond.
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
High current income, with a secondary objective of capital appreciation

-------------------------------------------------------------------------------
PORTFOLIO
Primarily high-yielding, lower-rated corporate bonds and notes

-------------------------------------------------------------------------------
NET ASSET VALUE
December 31, 1995                                                        $12.37

-------------------------------------------------------------------------------
High-yield securities are rated lower than investment-grade securities because there is a greater possibility that negative changes in the issuer's financial condition, or in general economic conditions, may hinder the issuer's ability to pay principal and interest on the securities.
PCM U.S. GOVERNMENT AND
HIGH QUALITY BOND FUND

Fiscal 1995 certainly was a positive year for PCM U.S. Government and High Quality Bond Fund. While the bond market's surge was instrumental in achieving the fund's sturdy performance, judicious investment strategies were essential in enabling the fund to take advantage of the rally. Total return at net asset value was 20.44% for the 12 months ended December 31, 1995.

Prudent management of the portfolio's duration was a key factor in the fund's performance during the year. Duration is a measure of the price sensitivity of a portfolio of bonds to changes in interest rates. Like maturity, with which it is often confused, duration is measured in years.

In the first few months of the year, we kept the portfolio's duration rela-tively short to protect the fund's net asset value as interest rates remained high. As the current bond-market rally picked up steam in response to slowing economic growth and moderate inflation, investors' fears of inflation gradu-ally dissipated. This, in turn, pushed long-term interest rates lower. At the same time, we extended the portfolio's duration in order to capitalize on the interest-rate decline. While such a strategy can work against the fund if in-terest rates begin to rise, it proved enormously beneficial to performance over the past 12 months.

Strategic shifting of our mortgage-backed securities allocation was another integral component in the fund's performance. Throughout the year, the U.S. government sector was carefully positioned to take advantage of the attractive income potential of mortgage-backed securities. In the first half of the year, as interest rates fell, we maintained a relatively high weighting. When we felt that prepayment risk might begin to accelerate and diminish the value of the securities -- as we did at the midpoint of the fiscal year -- we signifi-cantly reduced fund holdings, emphasizing U.S. Treasury notes. High-quality corporate bonds, which make up about 26% of the portfolio, made a significant contribution to the fund's positive performance, thanks to careful selection and reflecting the bond market's strong rally.

Although there can never be any assurance, we believe low inflation and moder-ate economic activity will continue to provide a favorable backdrop for our investment strategies and continued solid performance by the fund.
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Current income consistent with preservation of capital
-------------------------------------------------------------------------------
PORTFOLIO
Securities issued or backed by the full faith and credit of the U.S.
government or its agencies or instrumentalities plus corporate bonds rated A or above
-------------------------------------------------------------------------------
NET ASSET VALUE
December 31, 1995                                                        $13.74
-------------------------------------------------------------------------------

PCM MONEY MARKET FUND

During the 12 months ended December 31, 1995, PCM Money Market Fund once again generated a competitive return. Our conservative approach of investing in high-quality short-term investments provided a steady stream of income and a stable net asset value of $1.00. Our primary challenge this year was to manage the fund effectively in an environment where the direction of interest rates changed course quickly.

At the end of 1994, economic growth remained strong and concerns about in-creased inflation dominated the financial markets. At that time, the Federal Reserve Board's anti-inflation policy of periodically raising short-term in-terest rates was in full force. Early in 1995, the success of the Fed's mone-tary policy became evident as the economy began to slow. By early summer, re-cession fears had even begun to mount, so the Fed reversed course and lowered short-term rates in July.

As interest rates fluctuated, we focused on maximizing income while at the same time maintaining a very high-quality portfolio of securities. To this end, when interest rates were rising, we shortened the average maturity of the portfolio. This allowed us to take advantage of incrementally higher yields. When interest rates began to decline, we reversed our approach and sought to lock in higher yields by lengthening the average maturity of the portfolio.

As always, we will carefully monitor the economy in the coming months. Because the Fed seems to have achieved its goal of lower inflation and a slower grow-ing economy, we believe interest rates could decline further. As a matter of course, we will continue to use Putnam's strong credit research and analytical abilities to uncover securities that we believe provide the highest quality and strongest income for the fund and will maintain our emphasis on stability of principal, high quality, and liquidity.
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Current income consistent with preservation of capital and maintenance of liquidity

-------------------------------------------------------------------------------
PORTFOLIO
Primarily high-quality money market instruments

-------------------------------------------------------------------------------
NET ASSET VALUE
December 31, 1995                                                         $1.00

-------------------------------------------------------------------------------
An investment in PCM Money Market Fund, in which the invests, is neither insured nor guaranteed by the U.S. government. Accumulation units of a variable annuity money market fund will fluctuate in price. Upon annuitization, there can be no assurance that PCM Money Market Fund will be able to maintain a stable net asset value of $1.00.
PCM UTILITIES GROWTH AND INCOME FUND

Our ability to shift between stocks and bonds in pursuit of capital growth and income was put to good use during the recent fiscal year. In fact, PCM Utili-ties Growth and Income Fund sailed nimbly through the year's bull markets, tallying a total return at net asset value of 31.08% for the 12 months ended December 31, 1995.

After taking profits in the bond sector early in the year, we increased the stock portion of the portfolio to its largest allocation since inception, en-abling the fund to participate fully in market advances that reached several new highs. In general, we focused on the stocks of small to midsize electric utilities that had been overlooked by the market and as a result were, in our view, attractively priced. We further refined our focus to emphasize companies in high-growth areas, mainly in the Southwest and Southeast, where we believe population growth and expanding markets tend to compensate for problems caused by increased competition. Smaller allocations to gas utility stocks and tele-phone stocks also made important contributions to fund returns during the pe-riod.

Signs of a softening economy, continued low inflation, and low interest rates are good news for utilities. More good news is being provided by the cost-cut-ting programs now underway at utility companies, which have generally lagged other companies in the search for increased productivity. Regulatory issues, mainly at the state level, bear watching, but we currently continue to favor electric utilities. We also see selected opportunities in telephone and gas investments. While our nonutility stocks have performed extremely well, we have lowered this allocation in view of our more positive outlook toward util-ity stocks.
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Primarily capital growth and current income

-------------------------------------------------------------------------------
PORTFOLIO
Common stocks and bonds issued by public utility companies

-------------------------------------------------------------------------------
NET ASSET VALUE
December 31, 1995                                                        $13.28

-------------------------------------------------------------------------------

PCM DIVERSIFIED INCOME FUND

In contrast to 1994, fiscal 1995 for PCM Diversified Income Fund began with a rally. Without a doubt, an improving environment of low inflation, declining interest rates, and moderate economic growth provided a positive backdrop for good performance. However, strategic asset allocation across the fund's sec-tors -- U.S. government, U.S. high-yield, and international -- enhanced the portfolio's total return. Total return was 19.13% at net asset value for the 12 months ended December 31, 1995.

The high-yield sector has continued to perform extremely well, benefiting from low levels of securities issuance and continued investor demand. Furthermore, relatively high corporate profits have allowed many high-yield issuers to pay down debt and improve their balance sheets. The unrelenting pace of mergers and acquisitions activity has created improving credit situations among many issuers in various industries, resulting in price appreciation for many fund holdings.

Holdings in the fund's U.S. government sector also produced superior results. In large part, this was the result of our keeping the duration of the sector fairly long. As a measure of an investment's sensitivity to interest rates, duration plays a key role in performance. Longer duration can mean a more vol-atile portfolio -- but also one more likely to appreciate significantly when interest rates decline, as they did during the period. By concentrating the fund's holdings on a combination of U.S. Treasury notes and bonds, while trad-ing in and out of mortgage-backed securities, we maximized the portfolio's ability to participate fully in the bond market rally.

A series of defensive currency hedges during the first quarter temporarily dampened performance of the fund's international holdings as the U.S. dollar weakened. By fiscal year's end, however, the sector had registered measurable improvement as on-target country and bond selections began to pay off.

Looking ahead, we currently anticipate no major changes in the fund's asset allocation and look for market and economic conditions to remain favorable as low inflation and slow economic growth provide a positive backdrop for attrac-tive fixed-income performance in each of the fund's three sectors.
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
High current income consistent with preservation of capital

-------------------------------------------------------------------------------
PORTFOLIO
A managed asset allocation portfolio spread across all three sectors of the bond market -- U.S. government securities, high-yield bonds and international instruments.

-------------------------------------------------------------------------------
NET ASSET VALUE
December 31, 1995                                                        $11.03

-------------------------------------------------------------------------------
High-yield securities are rated lower than investment-grade securities because there is a greater possibility that negative changes in the issuer's financial condition, or in general economic conditions, may hinder the issuer's ability to pay principal and interest on the securities. Foreign investments may be subject to certain risks, such as currency fluctuations and political developments, that are not present with domestic investments.
PCM NEW OPPORTUNITIES FUND

Astute stock selection, coupled with a rising stock market and favorable con-ditions for the emerging growth stocks that make up PCM New Opportunities Fund's portfolio, enabled the fund to continue its record of superior returns this year. Total return at net asset value was 44.87% for the 12 months ended December 31, 1995.

Technology stocks boosted fund returns substantially during the period. A low weighting in semiconductor stocks dragged down performance a bit early in the year, but an overweighting in networking-related stocks more than compensated during the second half as the market shifted its favor to this sector. The fund also did well with many client-server application stocks, another subset of technology. By the period's end our technology weighting had risen from 29% in June to approximately 37% of net assets. This increase was due in part to our expectations of superior performance ahead, and in part to lower expecta-tions for other traditional aggressive growth stock sectors.

Media/entertainment and personal communications, which includes cable televi-sion, cellular telephone, paging, and long distance companies, are two sectors where we reduced holdings. In both cases, higher capital expenditure require-ments and increased competition make the near-term outlook less favorable than it had been.

In the consumer area, we shifted assets away from traditional apparel retail-ers and toward hard-goods-oriented retailers such as office products compa-nies. These companies are benefiting from the increase in home offices, as well as consolidation in a growing market where large players continue to gob-ble up smaller companies while driving down prices and costs through systems automation.

Our current outlook for the fund remains positive. Emerging growth companies tend to be driven more by internal growth engines than by the forces of the overall economy. Therefore, as the economy slows and the growth rates of larger companies start to slow, the superior earnings growth of emerging growth companies tends to make them much more attractive than the stock market as a whole.
-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation

-------------------------------------------------------------------------------
PORTFOLIO
Common stocks of companies in market sectors with above-average long-term growth potential.

-------------------------------------------------------------------------------
NET ASSET VALUE
December 31, 1995                                                        $15.63

-------------------------------------------------------------------------------

PCM ASIA PACIFIC GROWTH FUND

The dramatic economic ascendancy of the Asia Pacific region is one of the most significant developments of this century. We believe Asia Pacific countries have almost unbounded potential -- and offer correspondingly attractive oppor-tunities for investors. However, a long-term perspective is vital when evaluat-ing the performance of Asian markets: short-term troubles, like those currently besetting Japan, often recede as time minimizes their importance. Indeed, there is growing evidence that Japan is already beginning to work its way out of its difficulties.

Since May 1, 1995, PCM Asia Pacific Growth Fund has provided an opportunity to invest in what we believe to be some of the most promising companies in this part of the world. Eight months is too short a period upon which to make a de-finitive judgment of performance, but we currently believe the fund's entry into this market comes at a propitious time.

Because Japan is clearly the dominant economy in the region, the fund will con-sistently devote a significant portion of its portfolio to companies based there. During the latter half of 1995, a steadily weakening yen has helped to reignite Japanese corporate profits and spur a strong market recovery (in local currency terms). In addition, extremely low real interest rates have had a pos-itive effect on market liquidity, and government assistance to failing banks apparently has defused that issue, at least for now.

Elsewhere in Asian markets, Singapore, Malaysia, and Thailand struggled to overcome different obstacles as they were forced to grapple with too-robust economic growth. Malaysia's stock market has been particularly volatile in the past few months. The outlook for a more moderate economic growth rate in Singa-pore in 1996 bodes well for that market. The Hong Kong market benefited over the past several months, in part because of declining U.S. interest rates.

We believe the fund enters its first full fiscal year well positioned to bene-fit from emerging opportunities in the Asia Pacific market.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
--------------------------------------------------------------------------------
PORTFOLIO
Common stocks of companies located in Asia and the Pacific Basin.
--------------------------------------------------------------------------------
NET ASSET VALUE
December 31, 1995                                                         $10.23
--------------------------------------------------------------------------------
Foreign investments may be subject to certain risks, such as currency fluctuations and political developments, that are not present with domestic investments.

FUND MANAGER CHANGE

There was one fund manager change during the second half of the fiscal year ended December 31, 1995.

CAROL MCMULLEN joined the management team of PCM Global Growth Fund. Ms. McMul-len came to Putnam in 1995 as a managing director of the Core Growth Equity Team. She previously served as senior vice president and senior portfolio man-ager of U.S. growth equities at Baring Equity Management and prior to that served as an analyst with Citicorp Investment Management. She has 14 years of investment experience.


CUMULATIVE TOTAL RETURNS OF A $10,000 INVESTMENT AT NET ASSET VALUE

PCM NEW OPPORTUNITIES FUND -- SINCE 5/2/94

                         [GRAPH APPEARS HERE]

                               5/2/94       12/31/94      12/31/95
PCM New Opportunities Fund     10,000       10,820        15,675.15
S&P 500 Index                  10,000       10,412        14,310


PCM New Opportunities Fund is a portfolio seeking long-term capital appreciation primarily through common stock investments in companies in economic sectors with above-average long-term growth potential. The Standard & Poor's 500 Index is an unmanaged list of common stocks frequently used as a gauge of general market performance. The fund's portfolio contains securities that do not match those in the index.



   An investment's past performance should not be taken as an assurance of future results.

CUMULATIVE TOTAL RETURNS OF A
$10,000 INVESTMENT AT NET ASSET VALUE

PCM VOYAGER FUND -- SINCE 2/1/88

                             [GRAPH APPEARS HERE]

                    2/1/88      12/31/88    12/31/89    12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95
PMC VOYAGER         10,000.0    10,300.0    13,635.1    13,385.3    19,515.1    21,536.9    25,564.5    25,830.0    36,335
S&P 500 INDEX       10,000.0    11,197.0    14.734.0    14,275.0    18,606.0    20,021.0    22,030.0    22,329.0    30,690.0



PCM Voyager Fund is a portfolio that seeks capital appreciation through stocks of "emerging growth" companies with significant growth potential and established companies with positive growth prospects. The Standard & Poor's (R) 500 Index is an unmanaged list of common stocks frequently used as a gauge of general market performance. The fund's portfolio contains securities that do not match those in the index.

PCM GLOBAL GROWTH FUND -- SINCE 5/1/90

                             [GRAPH APPEARS HERE]

                    5/1/90      12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95
PCM GLOBAL GROWTH   10,000.0     9,320.0    10,718.7    10,679.7    14,139.5    14,003.4    16,198
MSCI WORLD INDEX    10,000.0     9,832.0    11,630.0    11,022.0    13,502.0    14,188.0    17,128.0


PCM Global Growth Fund is an internationally diversified common stock portfolio that seeks capital appreciation. The Morgan Stanley Capital International World Index is an unmanaged list of international equity securities, with all values expressed in U.S. dollars. The fund's portfolio contains securities that do not match those in the index.

   An investment's past performance should not be taken as an assurance of future results.

PCM GROWTH AND INCOME FUND -- SINCE 2/1/88


                             [GRAPH APPEARS HERE]

                    2/1/88      12/31/88    12/31/89    12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95
PCM GROWTH AND      10,000.0    12,000.0    14,556.5    14,842.0    17,668.8    19,392.1    22,158.4    22,235.7    30,398
 INCOME
S&P 500 INDEX       10,000.0    11,197.0    14,734.0    14,275.0    18,606.0    20,021.0    22,030.0    22,329.0    30,690.0


PCM Growth and Income Fund is a portfolio primarily of common stocks that seeks capital growth and current income. The Standard & Poor's 500 Index is an unmanaged list of common stocks frequently used as a gauge of general market performance. The fund's portfolio contains securities that do not match those in the index.

PCM GLOBAL ASSET ALLOCATION FUND -- SINCE 2/1/88



                             [GRAPH APPEARS HERE]

                    2/1/88      12/31/88    12/31/89    12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95
PCM GLOBAL ASSET    10,000.0    10,680.0    12,397.5    12,419.6    14,781.3    15,710.7    18,456.6    17,995.8    22,442
 ALLOCATION
MSCI WORLD INDEX    10,000.0    12,038.0    11,661.0    11,649.0    13,779.0    13,059.0    15,997.0    16,809.0    20,292.0


PCM Global Asset Allocation Fund is a managed asset allocation portfolio spread across domestic and international stock and bond markets that seeks a high level of long-term total return consistent with preservation of capital. The Morgan Stanley Capital International World Index is an unmanaged list of international equity securities, with all values expressed in U.S. dollars. The fund's portfolio contains securities that do not match those in the index.

   An investment's past performance should not be taken as an assurance of future results.

CUMULATIVE TOTAL RETURNS OF A
$10,000 INVESTMENT AT NET ASSET VALUE

PCM HIGH YIELD FUND -- SINCE 2/1/88

                             [GRAPH APPEARS HERE]

                      2/1/88     12/31/88    12/31/89    12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95
PCM HIGH YIELD       10,000.0    10,760.0    10,474.0     9,429.0    13,656.1    16,248.1    19,427.4    19,245.5
FIRST BOSTON
 HIGH YIELD          10,000.0    10,990.0    10,039.0     10,329.0   14,849.0    17,322.0    20,597.0    20,396.0    23,942.0

PCM High Yield Fund is a portfolio primarily of high-yielding, lower-rated cor-porate bonds and notes that seeks high current income, with a secondary objec-tive of capital appreciation. The First Boston High Yield Index is an unmanaged market-weighted index constructed to mirror the public investable high-yield debt market. The fund's portfolio contains securities that do not match those in the index.

PCM U.S. GOVERNMENT AND HIGH QUALITY BOND FUND -- SINCE 2/1/88



                             [GRAPH APPEARS HERE]

                      2/1/88     12/31/88    12/31/89    12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95
PCM U.S. GOV'T. &
 HIGH QUALITY BOND   10,000.0    10,280.0    11,725.4    12,606.0    14,784.4    15,892.0    17,684.3    17,113.1
LEHMAN BROS.
 GOV'T./CORP.
 BOND INDEX          10,000.0    10,401.0    11,881.0    12,867.0    14,943.0    16,074.0    18,036.0    17,403.0    21,238.0

PCM U.S. Government and High Quality Bond Fund is a portfolio of securities is-sued or backed by the full faith and credit of the U.S. government or its agen-cies or instrumentalities, plus corporate bonds rated A or above. It seeks cur-rent income consistent with preservation of capital. The Lehman Brothers Government/Corporate Bond Index is an unmanaged list of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate nonconvertible investment-grade corpo-rate debt securities, and U.S. dollar-denominated SEC-registered nonconvertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed income securities. The fund's portfolio contains securities that do not match those in the index.

 An investment's past performance should not be taken as an assurance of fu-
                                ture results.

PCM UTILITIES GROWTH AND INCOME FUND -- SINCE 5/1/92

                             [GRAPH APPEARS HERE]

                      5/1/88     12/31/92    12/31/93    12/31/94    12/31/95
PCM UTILITIES        10,000.0    10,710.0    12,147.0    11,294.8
 GROWTH & INCOME
S&P 500 INDEX        10,000.0    10,739.0    11,816.0    11,977.0    16,462.0

PCM Utilities Growth and Income Fund is a portfolio of common stocks and bonds issued by public utilities company that seeks capital growth and current in-come. The Standard & Poor's 500 Index is an unmanaged list of common stocks frequently used as a gauge of general market performance. The fund's portfolio contains securities that do not match those in the index.

PCM DIVERSIFIED INCOME FUND -- SINCE 9/15/93

                             [GRAPH APPEARS HERE]

                               9/15/93     12/31/93    12/31/94    12/31/95
PCM DIVERSIFIED INCOME         10,000.0    10,230.0     9797.0
FIRST BOSTON HIGH YIELD
 INDEX                         10,000.0    10,441.0    10,338.0
LEHMAN BROS. GOV'T./MORTGAGE   10,000.0    10,090.0     8,828.0    11,596.0
SALOMON BROS. NON-U.S.
 WORLD GOV'T. BOND INDEX       10,000.0    10,019.0    10,619.0    12,695.0

PCM Diversified Income Fund is a portfolio of U.S. government, high-yield, and international fixed-income securities that seeks high current income consistent with capital preservation. Lehman Bros. Government/Mortgage Index is an unman-aged list of U.S. government and mortgage-backed securities. Salomon Brothers Non-U.S. World Government Bond Index is an unmanaged list of bonds issued by 10 countries. First Boston High Yield Index is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ.

 An investment's past performance should not be taken as an assurance of fu-
                                ture results.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Capital Manager Trust

In our opinion, the accompanying statements of assets and liabilities, includ-ing the portfolios of investments owned, and the related statements of opera-tions and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the eleven funds constituting Putnam Capital Manager Trust ("the Trust") at December 31, 1995, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our au-dits of these financial statements in accordance with generally accepted audit-ing standards which require that we plan and perform the audits to obtain rea-sonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the account-ing principles used and significant estimates made by management, and evaluat-ing the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1995 by corre-spondence with the custodian and brokers and the application of alternative au-diting procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
February 20, 1996

                                                               PCM VOYAGER FUND
Portfolio of investments owned
December 31, 1995

COMMON STOCKS (97.1%)*
-------------------------------------------------------------------------------
Number of Shares                                                    Value
 ...............................................................................
ADVERTISING (0.4%)
 ...............................................................................
  193,074       Omnicom Group, Inc.                               $7,192,007
-------------------------------------------------------------------------------
AEROSPACE AND DEFENSE (0.3%)
 ...............................................................................
   76,900       Boeing Co.                                         6,027,038
-------------------------------------------------------------------------------
ALCOHOLIC BEVERAGES (1.0%)
 ...............................................................................
   55,000       Anheuser-Busch Cos., Inc.                          3,678,125
 ...............................................................................
  472,659       Seagram Co., Ltd.                                 16,365,818
-------------------------------------------------------------------------------
                                                                  20,043,943
-------------------------------------------------------------------------------
APPAREL (1.0%)
 ...............................................................................
  364,500       Gucci Group+                                      14,169,938
 ...............................................................................

  153,300       Tommy Hilfiger Corp.+                              6,496,088
-------------------------------------------------------------------------------
                                                                  20,666,026
-------------------------------------------------------------------------------
AUTOMOTIVE (0.9%)
 ...............................................................................
  310,709       Echlin, Inc.                                      11,340,879
 ...............................................................................
  136,193       Snap-On Inc.                                       6,162,733
-------------------------------------------------------------------------------
                                                                  17,503,612
-------------------------------------------------------------------------------
BANKS (2.0%)
 ...............................................................................
  107,444       Bank of Boston Corp.                               4,969,285
 ...............................................................................
  186,900       BankAmerica Corp.                                 12,101,775
 ...............................................................................
  285,800       Citicorp                                          19,220,050
 ...............................................................................
   61,000       NationsBank Corp.                                  4,247,125
-------------------------------------------------------------------------------
                                                                  40,538,235
-------------------------------------------------------------------------------
BROADCASTING (2.7%)
 ...............................................................................
  130,117       Capital Cities/ABC, Inc.                          16,053,185
 ...............................................................................
   56,700       Central European Media Enterprises
                Ltd. (Bermuda)+                                    1,162,350
 ...............................................................................
  179,150       Clear Channel
                Communications, Inc.+                              7,904,994
 ...............................................................................
   54,400       Evergreen Media Corp.
                Class A+                                           1,740,800
 ...............................................................................
  334,099       Infinity Broadcasting
                Corp. Class A+                                    12,445,188
 ...............................................................................
   92,396       LIN Television Corp.+                              2,748,781
 ...............................................................................
  256,514       Renaissance Communications
                Corp.+                                             5,675,372
 ...............................................................................
   15,600       SFX Broadcasting, Inc.
                Class A+                                             471,900
 ...............................................................................
   44,800       Sinclair Broadcast Group,
                Inc. Class A+                                        772,800
 ...............................................................................
  376,983       Westwood One, Inc.+                                5,324,885
-------------------------------------------------------------------------------
                                                                  54,300,255
-------------------------------------------------------------------------------
BUSINESS SERVICES (8.0%)
 ...............................................................................
  260,339       Airgas, Inc.+                                      8,656,272
 ...............................................................................
  219,400       Alco Standard Corp.                               10,010,125
 ...............................................................................
    3,800       Corestaff, Inc.+                                     138,700
 ...............................................................................
  489,600       Corporate Express, Inc.+                          14,749,200
 ...............................................................................
  341,890       Danka Business Systems PLC
                ADR (United Kingdom)+                             12,649,930
 ...............................................................................
  252,800       Dow Jones & Co., Inc.                             10,080,400
 ...............................................................................
  410,413       Flight Safety
                International, Inc.                               20,623,253
 ...............................................................................


COMMON STOCKS
-------------------------------------------------------------------------------
Number of Shares                                                    Value
 ...............................................................................
  348,800       Input/Output, Inc.+                              $20,143,200
 ...............................................................................
   47,500       Interim Services Inc.+                             1,650,625
 ...............................................................................
  259,110       Interpublic Group Cos.
                Inc.                                              11,238,896
 ...............................................................................
  173,400       Manpower, Inc.                                     4,876,875
 ...............................................................................
  291,976       Paychex, Inc.                                     14,562,303
 ...............................................................................
1,736,200       Rentokil Group Ord. PLC
                (United Kingdom)                                   9,015,219
 ...............................................................................
  153,920       Reuters Holdings PLC
                ADR Class B
                (United Kingdom)                                   8,484,840
 ...............................................................................
  278,582       Robert Half
                International, Inc.+                              11,665,621
 ...............................................................................
   55,006       Tandy Corp.                                        2,282,749
-------------------------------------------------------------------------------
                                                                 160,828,208
-------------------------------------------------------------------------------
CABLE TELEVISION (2.1%)
 ...............................................................................
   76,292       Cablevision Systems
                Corp. Class A+                                     4,138,841
 ................................................................................
  371,339       Century Communications
                Corp. Class A+                                     2,970,712
 ...............................................................................
  326,122       Comcast Corp. Special
                Class A                                            5,931,344
 ...............................................................................
  217,548       TCA Cable TV, Inc.                                 6,009,764
 ...............................................................................
  286,505       Tele-Comm Liberty Media Group, Inc.
                Class A+                                           7,699,822
 ...............................................................................
  805,621       Tele-Communications
                Inc. Class A+                                     16,011,717
-------------------------------------------------------------------------------
                                                                  42,762,200
-------------------------------------------------------------------------------
CHEMICALS (1.8%)
 ...............................................................................
   32,311       FMC Corp.+                                         2,185,031
 ...............................................................................
   81,347       Great Lakes Chemical
                Corp.                                              5,856,984
 ...............................................................................
  252,800       Praxair, Inc.                                      8,500,400
 ...............................................................................
  263,800       Raychem Corp.                                     15,003,625
 ...............................................................................
  131,900       Witco Chemical Corp.                               3,858,075
-------------------------------------------------------------------------------
                                                                  35,404,115
-------------------------------------------------------------------------------
COMPUTER EQUIPMENT (0.5%)
 ...............................................................................
  109,900       Digital Equipment
                Corp.+                                             7,047,338
 ...............................................................................
   52,600       PRI Automation, Inc.+                              1,847,575
 ...............................................................................
   52,600       Symbol Technologies,
                Inc.+                                              2,077,700
-------------------------------------------------------------------------------
                                                                  10,972,613
-------------------------------------------------------------------------------
COMPUTER SERVICES (2.5%)
 ...............................................................................
  506,224       America Online, Inc.+                             18,983,400
 ...............................................................................
   45,100       CBT Group PLC ADR
                (Ireland)+                                         2,390,300
 ...............................................................................
  265,620       First Data Corp.                                  17,763,338
 ...............................................................................
   23,000       NETCOM On-Line Communication
                Services, Inc.+                                      828,000
 ...............................................................................
  143,100       PsiNet, Inc.+                                      3,273,413
 ...............................................................................
   46,600       Secure Computing Corp.+                            2,609,600
 ...............................................................................
  106,400       Tivoli Systems, Inc.+                              3,591,000
-------------------------------------------------------------------------------
                                                                  49,439,051
-------------------------------------------------------------------------------

                                                               PCM VOYAGER FUND

COMMON STOCKS
-------------------------------------------------------------------------------
Number of Shares                                                   Value
 ...............................................................................
COMPUTER SOFTWARE (9.0%)
 ...............................................................................
  225,200       Adobe Systems, Inc.                              $13,962,400
 ...............................................................................
  105,800       Baan Co., N.V.
                (Netherlands)+                                     4,787,450
 ...............................................................................
   34,900       Business Objects S.A.,
                ADR (France)+                                      1,688,288
 ...............................................................................
    2,600       Clarify, Inc.+                                        78,000
 ...............................................................................
  307,593       Computer Associates
                Intl., Inc.                                       17,494,352
 ...............................................................................
   32,000       Datastream Systems, Inc.+                            608,000
 ...............................................................................
  132,400       Discreet Logic, Inc.
                (Canada)+                                          3,310,000
 ...............................................................................
  341,741       Electronic Arts, Inc.+                             8,927,984
 ...............................................................................
  167,100       Electronics for Imaging,
                Inc.+                                              7,310,625
 ...............................................................................
   87,350       Fulcrum Technologies,
                Inc.+                                              2,838,875
 ...............................................................................
   69,200       GT Interactive Software
                Corp.+                                               968,800
 ...............................................................................
  115,100       General Motors Corp.
                Class E                                            5,985,200
 ...............................................................................
  121,500       Geoworks+                                          2,308,500
 ...............................................................................
  384,455       Informix Corp.+                                   11,533,650
 ...............................................................................
   57,800       Insignia Solutions, Inc.
                ADR (United Kingdom)+                                679,150
 ...............................................................................
    2,000       Inso Corporation+                                     85,000
 ...............................................................................
   80,200       Intuit, Inc.+                                      6,255,600
 ...............................................................................
    5,700       Logic Works, Inc.+                                    71,250
 ...............................................................................
   87,900       Macromedia, Inc.+                                  4,592,775
 ...............................................................................
   69,800       Mercury Interactive
                Corp.+                                             1,273,850
 ...............................................................................
    3,100       Metatools, Inc.+                                      80,600
 ...............................................................................
  140,779       Microsoft Corp.+                                  12,353,357
 ...............................................................................
   52,759       Netscape Communications
                Corp.+                                             7,333,501
 ...............................................................................
   52,800       Novadigm, Inc.+                                    1,498,200
 ...............................................................................
  274,800       Novell, Inc.+                                      3,915,900
 ...............................................................................
   59,956       Objective Systems
                Integrators, Inc.+                                 3,282,591
 ...............................................................................
  296,700       Parametric Technology
                Corp.+                                            19,730,550
 ...............................................................................
  174,664       PeopleSoft, Inc.+                                  7,510,552
 ...............................................................................
  118,100       Platinum Software Corp.+                             664,313
 ...............................................................................
   19,100       Project Software &
                Development, Inc.+                                   666,113
 ...............................................................................
   30,700       SAP AG 144A ADS
                (Germany)+                                         1,554,188
 ...............................................................................
   43,100       Scopus Technology, Inc.+                           1,088,275
 ...............................................................................
   40,200       Security Dynamics
                Technologies, Inc.+                                2,190,900
 ...............................................................................
   41,000       Seer Technologies, Inc.+                             512,500
 ...............................................................................
   89,800       Sierra On-Line, Inc.+                              2,581,750
 ...............................................................................
  149,200       Softkey International,
                Inc.+                                              3,450,250
 ...............................................................................
   41,400       Spyglass, Inc.+                                    2,359,800
 ...............................................................................
  233,000       Sybase, Inc.+                                      8,388,000
 ...............................................................................
  150,300       Synopsys, Inc.+                                    5,711,400
 ...............................................................................
   49,100       Vantive Corp.+                                     1,104,750
-------------------------------------------------------------------------------
                                                                 180,737,239
-------------------------------------------------------------------------------
CONGLOMERATES (0.3%)
 ...............................................................................
  219,862       Whitman Corporation                                5,111,792
 -------------------------------------------------------------------------------

COMMON STOCKS
-------------------------------------------------------------------------------
Number of Shares                                                    Value
 ...............................................................................
CONSUMER NON DURABLES (0.4%)
 ...............................................................................
  129,200       Luxottica Group S.P.A.
                ADR (Italy)                                      $ 7,558,200
-------------------------------------------------------------------------------
CONSUMER PRODUCTS (0.8%)
 ...............................................................................
  164,900       Kimberly-Clark Corp.                              13,645,475
 ...............................................................................
   54,950       Lowe's Cos., Inc.                                  1,840,825
-------------------------------------------------------------------------------
                                                                  15,486,300
-------------------------------------------------------------------------------
CONSUMER SERVICES (1.3%)
 ...............................................................................
  356,657       Block (H & R), Inc.                               14,444,609
 ...............................................................................
  327,582       CUC International, Inc.+                          11,178,736
-------------------------------------------------------------------------------
                                                                  25,623,345
-------------------------------------------------------------------------------
COSMETICS (0.2%)
 ...............................................................................
   28,100       Avon Products, Inc.                                2,118,038
 ...............................................................................
   57,000       Thermolase Corp.+                                  1,474,875
-------------------------------------------------------------------------------
                                                                   3,592,913
-------------------------------------------------------------------------------
ELECTRONICS AND ELECTRICAL EQUIPMENT (1.2%)
 ...............................................................................
  397,600       ADT Ltd.+                                          5,964,000
 ...............................................................................
  130,850       AVX Corp. (New)+                                   3,467,525
 ...............................................................................
  137,643       Baldor Electric Co.                                2,770,065
 ...............................................................................
  109,900       General Electric Co.                               7,912,800
 ...............................................................................
   69,300       Lernout & Hauspie Speech
                Products N.V. (Belgium)+                           1,940,400
 ...............................................................................
   40,765       Motorola, Inc.                                     2,323,605
 ...............................................................................
   13,500       Silicon Storage
                Technology                                           178,875
-------------------------------------------------------------------------------
                                                                  24,557,270
-------------------------------------------------------------------------------
ENERGY-RELATED (0.8%)
 ...............................................................................
  298,902       Thermo Electron Corp.+                            15,542,904
-------------------------------------------------------------------------------
ENTERTAINMENT (0.3%)
 ...............................................................................
   82,900       Disney (Walt)
                Productions, Inc.                                  4,891,100
 ...............................................................................
   55,200       Scientific Games Holdings
                Corp.+                                             2,083,800
-------------------------------------------------------------------------------
                                                                   6,974,900
-------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL (0.8%)
 ...............................................................................
  108,600       Memtec Ltd. ADR
                (Australia)                                        1,805,475
 ...............................................................................
  448,300       WMX Technologies, Inc.                            13,392,963
-------------------------------------------------------------------------------
                                                                  15,198,438
-------------------------------------------------------------------------------
FINANCE (3.2%)
 ...............................................................................
  360,596       American Express Co.                              14,919,660
 ...............................................................................
  166,039       Federal Home Loan
                Mortgage Corp.                                    13,864,257
 ...............................................................................
  152,791       Federal National Mortgage
                Association                                       18,965,183
 ...............................................................................
   71,980       Financial Federal Corp.+                           1,610,553
 ...............................................................................
  129,300       Greentree Financial Corp.                          3,410,288
 ...............................................................................
   75,506       Morgan (J.P.) & Co., Inc.                          6,059,357
 ...............................................................................
   64,584       Student Loan Marketing
                Assn.                                              4,254,471
-------------------------------------------------------------------------------
                                                                  63,083,769
-------------------------------------------------------------------------------

                                                           PCM VOYAGER FUND

COMMON STOCKS
---------------------------------------------------------------------------
Number of Shares                                                  Value
 ............................................................................
 FINANCIAL SERVICES (1.8%)
 ............................................................................
   88,640       First USA, Inc.                                   $3,933,400
 ............................................................................
  532,967       MBNA Corp.                                        19,653,158
 ............................................................................
  306,978       Mercury Finance Co.                                4,067,459
 ............................................................................
  233,000       TCF Financial Corp.                                7,718,125
----------------------------------------------------------------------------
                                                                  35,372,142
----------------------------------------------------------------------------
FOOD AND BEVERAGES (1.3%)
 ............................................................................
  439,700       Archer Daniels Midland Co.                         7,914,600
 ............................................................................
  110,088       IBP, Inc.                                          5,559,444
 ............................................................................
   98,900       PepsiCo, Inc.                                      5,526,038
 ............................................................................
  241,800       Sara Lee Corp.                                     7,707,375
----------------------------------------------------------------------------
                                                                  26,707,457
----------------------------------------------------------------------------
FUNERAL/CEMETERY SERVICES (0.4%)
 ............................................................................
  330,566       Loewen Group, Inc.                                 8,367,452
----------------------------------------------------------------------------
GAMING (0.4%)
 ............................................................................
  156,300       Circus Circus Enterprises, Inc.+                   4,356,863
 ............................................................................
   76,391       Mirage Resorts, Inc.+                              2,635,490
 ............................................................................
  138,200       Rio Hotel & Casino, Inc.+                          1,641,125
----------------------------------------------------------------------------
                                                                   8,633,478
----------------------------------------------------------------------------
GAS UTILITIES (0.5%)
 ............................................................................
  231,600       Columbia Gas System, Inc.+                        10,161,450
----------------------------------------------------------------------------
HMOS (2.4%)
 ............................................................................
  493,724       Healthsource, Inc.+                               17,774,064
 ............................................................................
  242,172       Oxford Health Plans Inc.+                         17,890,457
 ............................................................................
   94,553       Pacificare Health Systems, Inc.
                Class B+                                            8,226,11
 ............................................................................
  107,800       Sierra Health Services+                            3,422,650
----------------------------------------------------------------------------
                                                                  47,313,282
----------------------------------------------------------------------------
HEALTH CARE INFORMATION SYSTEMS (0.8%)
 ............................................................................
  219,330       HBO & Co.                                         16,806,161
----------------------------------------------------------------------------
HEALTH CARE SERVICES (2.5%)
 ............................................................................
   41,100       ABR Information Services, Inc.+                    1,808,400
 ............................................................................
   21,800       Access Health, Inc.+                                 964,650
 ............................................................................
  195,664       Apria Healthcare Group, Inc.+                      5,527,508
 ............................................................................
  186,865       Columbia/HCA Healthcare Corp.                      9,483,399
 ............................................................................
  283,000       Healthsouth Rehabilitation Corp.                   8,242,375
 ............................................................................
  223,490       Lincare Holdings, Inc.+                            5,587,250
 ............................................................................
   66,800       Medaphis Corp.+                                    2,471,600
 ............................................................................
   83,400       Owen Healthcare, Inc.+                             2,303,925
 ............................................................................
   80,600       Renal Treatment Centers, Inc.+                     3,546,400
 ............................................................................
   59,629       Rotech Medical Corp.+                              1,639,798
 ............................................................................
  264,868       Vencor, Inc.+                                      8,608,210
----------------------------------------------------------------------------
                                                                  50,183,515
----------------------------------------------------------------------------
HOME BUILDING (0.7%)
 ............................................................................
  680,325       Clayton Homes, Inc.                               14,541,947
----------------------------------------------------------------------------
HOSPITAL MANAGEMENT (0.3%)
 ............................................................................
  261,735       Health Management Assoc., Inc.
                (New)+                                            $6,837,827
----------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (1.3%)
 ............................................................................
  350,100       Blyth Industries, Inc.+                           10,327,950
 ............................................................................
  307,800       Premark International, Inc.                       15,582,375
----------------------------------------------------------------------------
                                                                  25,910,325
----------------------------------------------------------------------------
INSURANCE (2.1%)
 ............................................................................
  291,301       American General Corp.                            10,159,122
 ............................................................................
   54,964       American International Group, Inc.                 5,084,170
 ............................................................................
  293,869       Amerin Corp.+                                      7,860,996
 ............................................................................
   96,611       General Re Corp.                                  14,974,705
 ............................................................................
  219,796       USF&G Corp.                                        3,709,058
----------------------------------------------------------------------------
                                                                  41,788,051
----------------------------------------------------------------------------
LODGING (2.6%)
 ............................................................................
   17,100       Bristol Hotel Co.+                                   416,813
 ............................................................................
   77,500       Doubletree Corp.+                                  2,034,375
 ............................................................................
  436,192       HFS, Inc.+                                        35,658,696
 ............................................................................
  215,931       La Quinta Inns, Inc.                               5,911,111
 ............................................................................
    4,800       Red Lion Hotels, Inc.+                                84,000
 ............................................................................
  291,700       Renaissance Hotel Group N.V.
                (Hong Kong)+                                       7,438,350
----------------------------------------------------------------------------
                                                                  51,543,345
----------------------------------------------------------------------------
MEDICAL SUPPLIES AND DEVICES (3.8%)
 ............................................................................
  317,465       Boston Scientific Corp.+                          15,555,785
 ............................................................................
   54,500       Endosonics Corp.+                                    824,313
 ............................................................................
   38,480       Johnson & Johnson                                  3,294,850
 ............................................................................
   80,900       Lifecore Biomedical, Inc.+                         1,516,875
 ............................................................................
   99,500       Medisense Inc.+                                    3,146,688
 ............................................................................
  237,868       Medtronic, Inc.                                   13,290,875
 ............................................................................
  192,800       Sola International, Inc.+                          4,868,200
 ............................................................................
  254,311       Stryker Corp.                                     13,351,328
 ............................................................................
  124,400       Thermo Cardiosystems, Inc.+                        9,609,900
 ............................................................................
  430,600       U.S. Surgical Corp.                                9,204,075
 ............................................................................
   44,500       Uromed Corp.+                                        572,938
----------------------------------------------------------------------------
                                                                  75,235,827
----------------------------------------------------------------------------
METALS AND MINING (0.2%)
 ............................................................................
  131,900       Freeport-McMoRan Copper & Gold Co.,
                Inc. Class A                                       3,693,200
----------------------------------------------------------------------------
NETWORKING EQUIPMENT (5.4%)
 ............................................................................
   40,100       ALANTEC Corp.+                                     2,335,825
 ............................................................................
  120,600       Ascend Communications, Inc.+                       9,783,675
 ............................................................................
  334,948       Cabletron Systems, Inc.+                          27,130,788
 ............................................................................
   79,700       Cascade Communications Corp.+                      6,794,425
 ............................................................................
  355,200       Cisco Systems, Inc.+                              26,506,800
 ............................................................................
   72,900       Madge Networks N.V. (Netherlands)+                 3,262,275
 ............................................................................
   76,400       Network Express, Inc.+                               391,550
 ............................................................................

                                                            PCM VOYAGER FUND

COMMON STOCKS
----------------------------------------------------------------------------
Number of Shares                                                    Value
 ............................................................................
NETWORKING EQUIPMENT (continued)
 ............................................................................
   87,500       Shiva Corp.+                                      $6,365,625
 ............................................................................
  206,530       Stratacom, Inc.+                                  15,179,955
 ............................................................................
  121,000       U.S. Robotics Corp.+                              10,617,750
----------------------------------------------------------------------------
                                                                 108,368,668
----------------------------------------------------------------------------
NURSING HOMES (0.4%)
 ............................................................................
   67,000       Genesis Health Ventures, Inc.+                     2,445,500
 ............................................................................
  119,700       Health Care & Retirement Corp.+                    4,189,500
 ............................................................................
   43,700       Horizon/CMS Healthcare Corp.+                      1,103,425
----------------------------------------------------------------------------
                                                                   7,738,425
----------------------------------------------------------------------------
OFFICE EQUIPMENT (0.5%)
 ............................................................................
  205,055       Viking Office Products, Inc.+                      9,535,058
----------------------------------------------------------------------------
OIL AND GAS (1.5%)
 ............................................................................
   32,309       Exxon Corp.                                        2,588,759
 ............................................................................
   23,682       Mobil Corp.                                        2,652,384
 ............................................................................
  129,881       Production Operators Corp.                         4,286,073
 ............................................................................
   38,765       Royal Dutch Petroleum Co. PLC AD
                (Netherlands)                                      5,470,711
 ............................................................................
   87,900       Schlumberger Ltd.                                  6,087,075
 ............................................................................
  241,799       Total Corp. ADR (France)                           8,221,166
----------------------------------------------------------------------------
                                                                  29,306,168
----------------------------------------------------------------------------
PAPER (0.1%)
 ............................................................................
   56,000       Weyerhaeuser Co.                                   2,422,000
----------------------------------------------------------------------------
PHARMACEUTICALS AND BIOTECHNOLOGY (5.5%)
 ............................................................................
  137,351       Abbott Laboratories                                5,734,404
 ............................................................................
  150,594       Amgen, Inc.+                                       8,941,519
 ............................................................................
  298,100       Astra AB (Sweden)+                                11,893,123
 ............................................................................
   52,200       Biochem Pharmaceutical, Inc.+                      2,094,525
 ............................................................................
  126,700       CytoTherapeutics, Inc.+                            2,169,738
 ............................................................................
   49,033       Genzyme Corp.+                                     3,058,433
 ............................................................................
  134,000       Gilead Sciences, Inc.+                             4,288,000
 ............................................................................
    8,700       Immulogic Pharmaceutical Corp.+                      167,475
 ............................................................................
  132,000       Lilly (Eli) & Co.                                  7,425,000
 ............................................................................
   77,000       Martek Biosciences Corp.+                          1,944,250
 ............................................................................
  122,800       Neurogen Corp.+                                    3,300,250
 ............................................................................
  300,208       Pfizer, Inc.                                      18,913,104
 ............................................................................
  362,690       Pharmacia & Upjohn, Inc.+                         14,054,238
 ............................................................................
    1,092       Roche Holdings AG Rights (Switzerland)             8,638,492
 ............................................................................
  310,102       Smithkline Beecham PLC ADR (United
                Kingdom)                                          17,210,661
 ............................................................................
   35,700       Vical, Inc.+                                         432,863
----------------------------------------------------------------------------
                                                                 110,266,075
----------------------------------------------------------------------------
PHOTOGRAPHY (1.5%)
 ............................................................................
  197,900       Eastman Kodak Co.                                 13,259,300
 ............................................................................
  358,700       Polaroid Corp.                                    16,993,413
----------------------------------------------------------------------------
                                                                  30,252,713
----------------------------------------------------------------------------
PUBLISHING (1.0%)
 ............................................................................
  142,903       Harcourt General, Inc.                            $5,984,063
 ............................................................................
   55,000       McGraw-Hill, Inc.                                  4,791,875
 ............................................................................
   14,400       Mecklermedia Corp.+                                  230,400
 ............................................................................
   37,400       Tribune Co.                                        2,286,075
 ............................................................................
   73,325       Wolters Kluwer N.V. (Netherlands)                  6,926,406
----------------------------------------------------------------------------
                                                                  20,218,819
----------------------------------------------------------------------------
RAILROADS (0.3%)
 ............................................................................
   87,900       Burlington Northern Santa Fe Corp.                 6,856,200
----------------------------------------------------------------------------
RESTAURANTS (2.0%)
 ............................................................................
  111,223       Apple South, Inc.                                  2,391,295
 ............................................................................
  266,982       Applebee's International, Inc.                     6,073,841
 ............................................................................
  354,700       Boston Chicken, Inc.+                             11,394,738
 ............................................................................
  376,117       J.D. Wetherspoon PLC (United
                Kingdom)                                           3,742,740
 ............................................................................
  136,600       Landry's Seafood Restaurants, Inc.+                2,330,738
 ............................................................................
  138,200       Lone Star Steakhouse & Saloon+                     5,303,425
 ............................................................................
  236,309       Outback Steakhouse, Inc.+                          8,477,585
----------------------------------------------------------------------------
                                                                  39,714,362
----------------------------------------------------------------------------
RETAIL (4.0%)
 ............................................................................
   59,800       Barnes & Noble, Inc.+                              1,734,200
 ............................................................................
  172,238       Bed Bath & Beyond, Inc.+                           6,684,987
 ............................................................................
  101,864       Boise Cascade Office Products+                     4,354,686
 ............................................................................
   70,242       CompUSA, Inc.+                                     2,186,282
 ............................................................................
   40,800       Dayton Hudson Corporation                          3,060,000
 ............................................................................
  307,800       Federated Department Stores+                       8,464,500
 ............................................................................
  223,800       General Nutrition Companies, Inc.+                 5,147,400
 ............................................................................
  305,377       Heilig-Meyers Co.                                  5,611,752
 ............................................................................
  181,154       Hollywood Entertainment Corp.+                     1,517,165
 ............................................................................
  116,600       Home Depot, Inc. (The)                             5,582,225
 ............................................................................
   82,600       MSC Industrial Direct Co., Inc.
                Class A+                                           2,271,500
 ............................................................................
   90,700       Neostar Retail Group, Inc.+                          668,913
 ............................................................................
1,400,600       Next PLC (United Kingdom)                          9,898,968
 ............................................................................
  223,388       Office Depot, Inc.+                                4,411,913
 ............................................................................
  269,500       Officemax, Inc.+                                   6,030,063
 ............................................................................
  351,700       Revco D.S., Inc.+                                  9,935,525
 ............................................................................
   59,583       Talbots, Inc.                                      1,713,011
 ............................................................................
   80,800       The Sports Authority, Inc.+                        1,646,300
----------------------------------------------------------------------------
                                                                  80,919,390
----------------------------------------------------------------------------
SEMICONDUCTORS (4.0%)
 ............................................................................
  103,700       Altera Corp.+                                      5,159,075
 ............................................................................
  166,000       Analog Devices Inc.+                               5,872,250
 ............................................................................
  159,000       Atmel Corp.+                                       3,557,625
 ............................................................................
  117,800       Credence Systems Corp.+                            2,694,675
 ............................................................................

                                                               PCM VOYAGER FUND

COMMON STOCKS
-------------------------------------------------------------------------------
Number of Shares                                                    Value
 ...............................................................................
SEMICONDUCTORS (continued)
 ...............................................................................
   28,700       Cyberoptics Corp.+                                $1,140,825
 ...............................................................................
   61,726       ESS Technology, Inc.+                              1,419,698
 ...............................................................................
   55,200       Integrated Process Equipment Corp.+                1,297,200
 ...............................................................................
  105,400       KLA Instruments Corp.+                             2,746,988
 ...............................................................................
   89,500       Lam Research Corp.+                                4,094,625
 ...............................................................................
  371,829       Linear Technology Corp.                           14,594,288
 ...............................................................................
  579,980       Maxim Integrated Products Inc.+                   22,329,230
 ...............................................................................
  186,900       National Semiconductor Corp.+                      4,158,525
 ...............................................................................
  142,800       Silicon Valley Group, Inc.+                        3,605,700
 ...............................................................................
  224,300       Xilinx, Inc.+                                      6,841,150
-------------------------------------------------------------------------------
                                                                  79,511,854
-------------------------------------------------------------------------------
SPECIALTY CONSUMER PRODUCTS (1.4%)
 ...............................................................................
  274,500       Department 56, Inc.+                              10,533,938
 ...............................................................................
  226,106       Fastenal Co.                                       9,552,979
 ...............................................................................
   33,300       Gemstar International Group Ltd.+                    944,888
 ...............................................................................
   35,300       Franklin Electronic Publishers, Inc.+              1,041,350
 ...............................................................................
  277,365       Sunglass Hut Intl.+                                6,587,419
-------------------------------------------------------------------------------
                                                                  28,660,574
-------------------------------------------------------------------------------
STEEL (0.5%)
 ...............................................................................
  176,947       Nucor Corp.                                       10,108,097
-------------------------------------------------------------------------------
SUPERMARKETS (0.1%)
 ...............................................................................
    2,880       Carrefour Supermarche (France)                     1,744,263
-------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT (1.1%)
 ...............................................................................
  214,300       Adtran, Inc.+                                     11,639,169
 ...............................................................................
  114,100       P-Com, Inc.+                                       2,282,000
 ...............................................................................
   66,400       Pairgain Technologies, Inc.+                       3,635,400
 ...............................................................................
   58,100       Premisys Communications, Inc.+                     3,253,600
 ...............................................................................
   11,900       VideoServer, Inc.+                                   374,850
-------------------------------------------------------------------------------
                                                                  21,185,019
-------------------------------------------------------------------------------
TELEPHONE SERVICES (2.2%)
 ...............................................................................
  108,800       Colonial Data Technologies Corp.+                  2,230,400
 ...............................................................................
  224,405       GTE Corp.                                          9,873,820
 ...............................................................................
  483,600       MCI Communications Corp.                          12,634,050
 ...............................................................................
  351,752       Sprint Corp.                                      14,026,111
 ...............................................................................
  144,900       WorldCom, Inc.+                                    5,107,725
-------------------------------------------------------------------------------
                                                                  43,872,106
-------------------------------------------------------------------------------
TELEPHONE UTILITIES (0.4%)
 ...............................................................................
  145,068       SBC Communications, Inc.                           8,341,410
-------------------------------------------------------------------------------
 TEXTILES (0.2%)
 ...............................................................................
   86,000       St. John Knits, Inc.                               4,568,750
-------------------------------------------------------------------------------

COMMON STOCKS
-------------------------------------------------------------------------------
Number of Shares                                                    Value
 ...............................................................................
TOBACCO (0.5%)
 ...............................................................................
   16,490       Schweitzer-Mauduit International, Inc.+             $381,331
 ...............................................................................
  296,747       UST, Inc.                                          9,903,931
-------------------------------------------------------------------------------
                                                                  10,285,262
-------------------------------------------------------------------------------
TRANSPORTATION (0.4%)
 ...............................................................................
  285,800       Ryder System, Inc.                                 7,073,550
-------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS (1.5%)
 ...............................................................................
  256,721       Airtouch Communications, Inc.+                     7,252,368
 ...............................................................................
  765,702       Paging Network, Inc.+                             18,663,986
 ...............................................................................
  119,173       Vanguard Cellular Systems, Inc.+                   2,413,253
-------------------------------------------------------------------------------
                                                                  28,329,607
-------------------------------------------------------------------------------
                Total Common Stocks
                (cost $1,443,619,529)                         $1,941,518,202
-------------------------------------------------------------------------------
PREFERRED STOCKS (0.1%)* (cost $3,441,489)
-------------------------------------------------------------------------------
   33,070       Hornbach Holding AG 50 DEM
                (Germany) pfd. (preferred)                        $2,829,248
-------------------------------------------------------------------------------
WARRANTS (--%)*+
-------------------------------------------------------------------------------
 Number of                                   Expiration             Value
 Warrants                                          Date
 ...............................................................................
 143       Jan Bell Marketing, Inc.             12/16/98             $ 9
 ...............................................................................
  57       Sound Advice, Inc.                    6/14/99               3
-------------------------------------------------------------------------------
           Total Warrants (cost $--)                                 $12
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (4.0%)*
-------------------------------------------------------------------------------
Principal Amount                                                    Value
 ...............................................................................
$15,000,000       Ciesco L.P. effective yieldof 5.90%,
                  January 5, 1996                                $14,990,167
  24,492,000      Federal Home Loan Mortgage Corp.
                  effective yield of 5.57%
                  January 3, 1996                                 24,484,421
  40,812,000      Interest in $744,817,000  repurchase
                  agreement dated December 29, 1995
                  with Morgan Stanley & Co. Inc. due
                  January  2, 1996 with respect to
                  various U.S. Treasury obligations--
                  maturity value of $40,838,618 for an
                  effective yield of 5.87%                        40,831,964
-------------------------------------------------------------------------------
                  Total Short-Term Investments
                  (cost $80,306,552)                             $80,306,552
-------------------------------------------------------------------------------
                  Total Investments
                  (cost $1,527,367,570)***                    $2,024,654,014
-------------------------------------------------------------------------------


See page 66 for Notes to the Portfolios.


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                          PCM GLOBAL GROWTH FUND
Portfolio of investments owned
December 31, 1995

COMMON STOCKS (94.5%)*
--------------------------------------------------------------------------------
Number of Shares                                                    Value
 ................................................................................
AEROSPACE AND DEFENSE (0.6%)
 ................................................................................
   39,100       Boeing Co.                                        $3,064,463
 ................................................................................
   27,300       Lockheed Martin Corp.                              2,156,700
--------------------------------------------------------------------------------
                                                                   5,221,163
--------------------------------------------------------------------------------
AUTOMOTIVE (2.2%)
 ................................................................................
   27,000       A.P.S. Holding Corp.+                                607,500
 ................................................................................
  363,000       Bridgestone Corp. (Japan)                          5,760,233
 ................................................................................
   64,000       Capco Automotive Products Corp.                      456,000
 ................................................................................
   63,000       Magna International, Inc.
                Class A                                            2,724,750
 ................................................................................
   59,865       Michelin Corp. Class B
                (Registered) (France)                              2,383,373
 ................................................................................
  507,000       Mitsubishi Motors Corp.
                (Japan)                                            4,125,661
 ................................................................................
   18,700       Peugeot Citroen S.A.
                (France)                                           2,462,583
--------------------------------------------------------------------------------
                                                                  18,520,100
--------------------------------------------------------------------------------
BASIC INDUSTRIAL PRODUCTS (2.0%)
 ................................................................................
  274,000       Chen Hsong Holdings (Hong Kong)                      143,520
 ................................................................................
  181,300       Danieli & Co. (Italy)                              1,142,408
 ................................................................................
  650,000       Mitsui Fudosan Co. Ltd.
                (Japan)                                            5,698,114
 ................................................................................
    9,000       Rieter Holding AG (Registered)
                (Switzerland)                                      2,598,179
 ................................................................................
   30,000       Shorewood Packaging Corp.+                           427,500
 ................................................................................
   17,538       Sommer Allibert (France)                           4,636,996
 ................................................................................
   31,300       Sundstrand Corp.                                   2,202,738
 ................................................................................
   92,000       Varitronix International Ltd. (Hong Kong)            170,745
--------------------------------------------------------------------------------
                                                                  17,020,200
--------------------------------------------------------------------------------
BIOTECHNOLOGY (0.7%)
 ................................................................................
   35,900       Amgen, Inc.+                                       2,131,563
 ................................................................................
   17,200       Biochem Pharmaceutical, Inc.+                        690,150
 ................................................................................
  107,160       ICN Pharmaceuticals, Inc.                          2,062,830
 ................................................................................
   15,100       Teva Pharmaceutical Industries Ltd. ADR
                (Israel)                                             700,263
--------------------------------------------------------------------------------
                                                                   5,584,806
--------------------------------------------------------------------------------
BROADCASTING (0.5%)
 ................................................................................
   15,000       Capital Cities/ABC, Inc.                           1,850,625
 ................................................................................
   11,200       Clear Channel Communications, Inc.+                  494,200
 ................................................................................
   14,600       Heritage Media Corp. Class A+                        374,125
 ................................................................................
    1,300       New World Communications Group, Inc.+                 22,750
 ................................................................................
    2,100       Renaissance Communications Corp.+                     46,463
 ................................................................................
   49,900       Tele-Comm Liberty Media Group, Inc.
                Class A+                                           1,341,063
--------------------------------------------------------------------------------
                                                                   4,129,226
--------------------------------------------------------------------------------
BUILDING AND CONSTRUCTION (3.3%)
 ................................................................................
   60,000       Apasco S.A. (Mexico)                                 246,875
 ................................................................................
  878,800       CRH PLC (Ireland)                                  6,570,172
 ................................................................................

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                    Value
 ................................................................................
   11,000       Cementos Paz Del Rio 144A
                ADR (Colombia)+                                   $  159,500
 ................................................................................
   83,300       Congoleum Corp. Class A+                             895,475
 ................................................................................
   31,900       Fluor Corp.                                        2,105,400
 ................................................................................
  255,000       Hong Leong Industries
                (Malaysia)                                         1,356,116
 ................................................................................
   13,900       India Cements Ltd. 144A GDR
                (India)+                                             100,775
 ................................................................................
    8,950       International De Ceramica
                Sponsored ADR (Mexico)+                               49,225
 ................................................................................
   62,500       Lafarge Coppee (Bearer)
                (France)                                           4,019,723
 ................................................................................
  112,600       New World Infrastructure Ltd.
                (Hong Kong)+                                         215,530
 ................................................................................
  240,000       Nishimatsu Construction Co. (Japan)                2,809,870
 ................................................................................
   57,000       PT Mulia Industrindo
                (Indonesia)                                          160,968
 ................................................................................
  280,000       Shimizu Corp. (Japan)                              2,844,703
 ................................................................................
    4,500       Siam Cement Co. PLC
                (Thailand)                                           249,484
 ................................................................................
   47,000       Sungei Way Holdings Berhad
                (Malaysia)                                           169,411
 ................................................................................
  170,000       Tostem Corp. (Japan)                               5,641,994
 ................................................................................
   33,500       YTL Corp. Berhad
                (Malaysia)+                                          211,148
--------------------------------------------------------------------------------
                                                                  27,806,369
--------------------------------------------------------------------------------
BUSINESS EQUIPMENT AND SERVICES (5.3%)
 ................................................................................
   34,800       Alco Standard Corp.                                1,587,750
 ................................................................................
    8,300       Cambridge Technology
                Partners, Inc.+                                      477,250
 ................................................................................
   34,500       Ceridian Corp.+                                    1,423,125
 ................................................................................
   25,800       Cisco Systems, Inc.+                               1,925,325
 ................................................................................
   21,600       Corporate Express, Inc.+                             650,700
 ................................................................................
   17,800       DST Systems, Inc.+                                   507,300
 ................................................................................
  345,000       Dai Nippon Printing Co., Ltd. (Japan)              5,841,800
 ................................................................................
   38,300       Equifax, Inc.                                        818,663
 ................................................................................
   34,843       First Data Corp.                                   2,330,126
 ................................................................................
   15,100       Gartner Group Inc. Class A+                          722,913
 ................................................................................
   47,300       General Motors Corp. Class E                       2,459,600
 ................................................................................
   22,200       HBO & Co.                                          1,701,075
 ................................................................................
   36,100       Hewlett-Packard Co.                                3,023,375
 ................................................................................
   22,600       IBM Corp.                                          2,073,550
 ................................................................................
  120,000       Komori Printing Machinery Co., Ltd. (Japan)        3,018,868
 ................................................................................
    8,400       National Data Corp.                                  207,900
 ................................................................................
   17,800       Paychex, Inc.                                        887,775
 ................................................................................
    8,800       PeopleSoft, Inc.+                                    378,400
 ................................................................................
   13,900       Primark Corp.+                                       417,000
 ................................................................................
   21,600       Reynolds & Reynolds Co.
                Class A                                              839,700
 ................................................................................
   10,800       Robert Half International, Inc.+                     452,250
 ................................................................................
   31,900       Securicor Group PLC Class A
                (United Kingdom)                                     437,588
 ................................................................................
  265,000       Security Services PLC
                (United Kingdom)                                   3,647,460
 ................................................................................

                                                          PCM GLOBAL GROWTH FUND

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                    Value
 ................................................................................
BUSINESS EQUIPMENT AND SERVICES (continued)
 ................................................................................
    3,000       Societe Generale de Surveillance Holdings
                S.A. (Bearer) (Switzerland)                       $5,955,787
 ................................................................................
   13,700       Xerox Corp.                                        1,876,900
 ................................................................................
   22,400       Zebra Technologies Corp.+                            761,600
--------------------------------------------------------------------------------
                                                                   44,423,780
--------------------------------------------------------------------------------
CELLULAR BROADCASTING (0.1%)
 ................................................................................
   11,500       Millicom International
                Cellular S.A. (Germany)+                             350,750
 ................................................................................
    5,300       Mobilemedia Corp.+                                   117,925
 ................................................................................
   30,100       Paging Network, Inc.+                                733,688
--------------------------------------------------------------------------------
                                                                   1,202,363
--------------------------------------------------------------------------------
CHEMICALS (3.0%)
 ................................................................................
   34,600       Akzo-Nobel N.V.
                (Netherlands)                                      3,996,117
 ................................................................................
   17,000       Applied Extrusion
                Technologies, Inc.+                                  212,500
 ................................................................................
   53,000       Dutch States Mines N.V.
                (Netherlands)                                      4,353,454
 ................................................................................
   13,300       Great Lakes Chemical Corp.                           957,600
 ................................................................................
   25,000       Gujarat Narmada Valley
                Fertilizers 144A GDR
                (India)+                                             153,125
 ................................................................................
   16,400       Indian Petrochemicals
                Corp. Ltd. 144A ADR
                (India)+                                             192,700
 ................................................................................
    2,000       L.G. Chemical Ltd. (South Korea)                      38,159
 ................................................................................
    4,000       Polifin Ltd. (South Africa)+                           6,421
 ................................................................................
   74,200       Praxair, Inc.                                      2,494,975
 ................................................................................
  480,000       Sekisui Chemical Co. Ltd.
                (Japan)                                            7,059,507
 ................................................................................
   10,300       Solvay S.A. (Belgium)                              5,549,080
 ................................................................................
   10,000       Southern Petrochemical
                Ltd. 144A GDR (India)+                                80,000
--------------------------------------------------------------------------------
                                                                  25,093,638
--------------------------------------------------------------------------------
COMPUTER SERVICES AND SOFTWARE (3.4%)
 ................................................................................
   65,900       3Com Corp.+                                        3,072,588
 ................................................................................
    7,400       Bisys Group, Inc. (The)+                             227,550
 ................................................................................
    5,100       Broderbund Software, Inc.+                           309,825
 ................................................................................
   25,000       Cabletron Systems, Inc.+                           2,025,000
 ................................................................................
   12,000       Cognex Corp.+                                        417,000
 ................................................................................
   12,000       Electronics for Imaging, Inc.+                       525,000
 ................................................................................
  500,000       Fujitsu Ltd. (Japan)                               5,563,620
 ................................................................................
  141,907       Getronics Electric N.V.
                (Netherlands)                                      6,622,915
 ................................................................................
    8,000       McAfee Associates, Inc.+                             351,000
 ................................................................................
    3,100       Medic Computer Systems,
                Inc.                                                 187,550
 ................................................................................
   37,400       Microsoft Corp.+                                   3,281,850
 ................................................................................
   44,800       Parametric Technology
                Corp.+                                             2,979,200
 ................................................................................
    8,000       Sierra On-Line, Inc.+                                230,000
 ................................................................................
   13,600       Softkey International,
                Inc.+                                                314,500
 ................................................................................
   36,000       Sybase, Inc.+                                      1,296,000
 ................................................................................
   13,600       Synopsys, Inc.+                                      516,800
--------------------------------------------------------------------------------
                                                                  27,920,398
--------------------------------------------------------------------------------
COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                    Value
 ................................................................................
CONGLOMERATES (3.1%)
 ................................................................................
   30,500       Allied-Signal, Inc.                               $1,448,750
 ................................................................................
  104,000       Astra International
                (Registered) (Indonesia)                             216,288
 ................................................................................
    6,820       Benpres Holdings Corp.
                144A GDR (Luxembourg)+                                32,395
 ................................................................................
   62,000       Citic Pacific Ltd. (Hong
                Kong)                                                212,093
 ................................................................................
    6,664       Financiere et Industrelle
                Gaz et Eaux (France)                               2,309,408
 ................................................................................
  213,955       First Pacific Co., Ltd.
                (Hong Kong)                                          237,974
 ................................................................................
   40,700       General Motors Corp. Class H                       1,999,388
 ................................................................................
  521,510       HSBC Holdings PLC (Hong
                Kong)                                              7,891,447
 ................................................................................
  670,000       Hutchison Whampoa, Ltd.
                (Hong Kong)+                                       4,081,350
 ................................................................................
  129,333       Industrial Finance Corp.
                (Registered) (Thailand)                              439,157
 ................................................................................
  610,000        Jardine Matheson Holdings
                 Ltd. (Singapore)                                  4,178,500
 ................................................................................
   18,600        Malbak Ltd. 144A GDR
                 (South Africa)                                      120,900
 ................................................................................
    7,850        Preussag AG (Germany)                             2,189,504
 ................................................................................
  20,900         Whitman Corp.                                       485,925
--------------------------------------------------------------------------------
                                                                  25,843,079
--------------------------------------------------------------------------------
CONSUMER DURABLE GOODS (0.3%)
 ................................................................................
   53,600       Black & Decker
                Manufacturing Co.                                  1,889,400
 ................................................................................
    5,800       Harman International
                Industries, Inc.                                     232,725
--------------------------------------------------------------------------------
                                                                   2,122,125
--------------------------------------------------------------------------------
CONSUMER NON DURABLES (5.5%)
 ................................................................................
  711,388       B A T Industries PLC
                (United Kingdom)                                   6,257,547
 ................................................................................
  424,000       KAO Corp. (Japan)                                  5,251,283
 ................................................................................
   46,956       Kimberly-Clark Corp.                               3,885,609
 ................................................................................
   31,900       Nike, Inc.                                         2,221,038
 ................................................................................
   21,000       Norton McNaughton, Inc.+                             233,625
 ................................................................................
   20,100       OroAmerica, Inc.+                                     97,988
 ................................................................................
   44,800       Philip Morris Cos., Inc.                           4,054,400
 ................................................................................
   35,100       Procter & Gamble Co.                               2,913,300
 ................................................................................
   43,500       Sampoerna Industries
                (Registered) (Indonesia)                             453,285
 ................................................................................
    4,500       Seda Specialty Packaging
                Corp.+                                                55,688
 ................................................................................
   84,200       Siam Makro Public Co. Ltd
                (Registered) (Thailand)+                             310,985
 ................................................................................
  154,660       Svenska Cellulosa AB Ser. B (Sweden)               2,398,299
 ................................................................................
  142,000       Tabacalera S.A. Ser. A
                (Spain)                                            5,370,826
 ................................................................................
   12,900       Tommy Hilfiger Corp.+                                546,638
 ................................................................................
  812,000       Toray Industries Inc.
                (Japan)                                            5,342,623
 ................................................................................
   46,000       Unilever N.V.
                (Netherlands)                                      6,454,885
-------------------------------------------------------------------------------
                                                                  45,848,019
-------------------------------------------------------------------------------

                                                          PCM GLOBAL GROWTH FUND

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                   Value
 ................................................................................
CONSUMER SERVICES (2.1%)
 ................................................................................
   21,200       America Online, Inc.+                             $  795,000
 ................................................................................
   79,700       American Family Restaurants, Inc.+                   458,275
 ................................................................................
   21,600       American Medical Response+                           702,000
 ................................................................................
   14,400       Boston Chicken, Inc.+                                462,600
 ................................................................................
   62,800       CUC International, Inc.+                           2,143,050
 ................................................................................
  241,000       Genting Berhad Co.
                (Malaysia)                                         2,012,685
 ................................................................................
   15,100       HFS, Inc.+                                         1,234,425
 ................................................................................
   16,800       La Quinta Inns, Inc.                                 459,900
 ................................................................................
   38,900       Marriott International, Inc.                       1,487,925
 ................................................................................
   43,000       Mirage Resorts, Inc.+                              1,483,500
 ................................................................................
      600       Red Lion Hotels, Inc.+                                10,500
 ................................................................................
   13,900       Stewart Enterprises, Inc. Class A                    514,300
 ................................................................................
3,278,000       Sydney Harbor Casino
                (Australia)+                                       4,137,656
 ................................................................................
   58,300       Team Rental Group, Inc.+                             495,550
 ................................................................................
   29,500       Young Broadcasting Corp.
                Class A+                                             833,375
--------------------------------------------------------------------------------
                                                                  17,230,741
--------------------------------------------------------------------------------
CORRECTIONAL FACILITIES (--%)
 ................................................................................
    9,900       Corrections Corp. of America                         367,538
--------------------------------------------------------------------------------
EDUCATION (--%)
 ................................................................................
    6,700       Apollo Group, Inc. Class A                           262,138
--------------------------------------------------------------------------------
ELECTRONICS AND ELECTRICAL EQUIPMENT (10.8%)
 ................................................................................
   20,200       AVX Corp. (New)+                                     535,300
 ................................................................................
   16,300       Analog Devices Inc.+                                 576,613
 ................................................................................
   45,300       Applied Materials, Inc.+                           1,783,688
 ................................................................................
    2,250       BBC Brown Boveri AG
                (Bearer) (Switzerland)                             2,613,784
 ................................................................................
   26,500       BMC Industries, Inc.                                 616,125
 ................................................................................
      640       Centrais Electricas Bras
                S. A. (Brazil)                                       173,222
 ................................................................................
   29,500       Emerson Electric Co.                               2,411,625
 ................................................................................
   70,000       Futaba Corp. (Japan)                               3,203,677
 ................................................................................
1,020,000       General Electric Co. PLC
                (United Kingdom)                                   5,612,550
 ................................................................................
   83,000       Hirose Electric Co. Ltd.
                (Japan)                                            4,770,392
 ................................................................................
   55,300       Honeywell, Inc.                                    2,688,963
 ................................................................................
   30,300       Intel Corp.                                        1,719,525
 ................................................................................
   64,000       Kyocera Corp. (Japan)                              4,749,686
 ................................................................................
   52,700       LSI Logic Corp.+                                   1,725,925
 ................................................................................
  391,000       Leader Universal (Singapore)                         893,362
 ................................................................................
  333,333       Leader Universal (Malaysia)                          761,604
 ................................................................................
   44,800       Linear Technology Corp.                            1,758,400
 ................................................................................
   44,000       Mabuchi Motor (Japan)                              2,733,237
 ................................................................................
  286,300       Molins PLC (United Kingdom)                        3,425,866
 ................................................................................
  150,000       Murata Manufacturing Co. Ltd. (Japan)              5,515,240
 ................................................................................

COMMON STOCKS
--------------------------------------------------------------------------------
 Number of Shares                                                   Value
 ................................................................................
  239,000       Nippondenso Co., Ltd.
                (Japan)                                           $4,463,184
 ................................................................................
  320,000       Omron Tateisi Electronics Co. (Japan)              7,369,135
 ................................................................................
   90,000       Rohm Co. Ltd. (Japan)                              5,076,924
 ................................................................................
  137,700       SGS-Thomson Microelectronics ADR
                (France)+                                          5,542,425
 ................................................................................
   62,000       Secom Co. (Japan)                                  4,307,306
 ................................................................................
  370,000       Sharp Corp. (Japan)                                5,907,113
 ................................................................................
  394,645       Siebe PLC (United Kingdom)                         4,856,896
 ................................................................................
   17,800       Symbol Technologies, Inc.+                           703,100
 ................................................................................
   10,200       Tencor Instruments+                                  248,625
 ................................................................................
   15,600       Teradyne, Inc.+                                      390,000
 ................................................................................
   60,000       Tokyo Electron Ltd. (Japan)                        2,322,206
 ................................................................................
   11,349       Yageo Corporation 144A GDR
                (Taiwan)+                                            102,141
--------------------------------------------------------------------------------
                                                                  89,557,839
--------------------------------------------------------------------------------
ENERGY-RELATED (0.7%)
 ................................................................................
  177,670       IHC Caland N.V.
                (Netherlands)                                      5,970,243
--------------------------------------------------------------------------------
ENTERTAINMENT (0.3%)
 ................................................................................
   10,000       East India Hotel Ltd. 144A GDR
                (India)+                                             177,500
 ................................................................................
    8,600       Indian Hotels, Ltd. 144A
                GDR (India)+                                         161,250
 ................................................................................
   45,500       Viacom, Inc. Class B+                              2,155,563
--------------------------------------------------------------------------------
                                                                   2,494,313
--------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL (0.2%)
 ................................................................................
   15,100       Sanifill, Inc.+                                      503,963
 ................................................................................
   33,200       U.S. Filter Corp.+                                   883,950
 ................................................................................
   11,900       United Waste Systems, Inc.+                          443,275
--------------------------------------------------------------------------------
                                                                   1,831,188
--------------------------------------------------------------------------------
FOOD AND BEVERAGES (4.3%)
 ................................................................................
   27,300       Anheuser-Busch Cos., Inc.                          1,825,688
 ................................................................................
  821,916       Argyll Group PLC (United Kingdom)                  4,331,497
 ................................................................................
   18,500       Canandaigua Wine Co. Class A+                        603,563
 ................................................................................
   70,000       Danisco A/S (Denmark)                              3,369,919
 ................................................................................
   21,000       Docks de France (France)                           3,184,996
 ................................................................................
  860,000       Golden Resources Development Intl. Ltd.
                (Hong Kong)                                           78,970
 ................................................................................
  773,281       Greencore Group PLC
                (Ireland)                                          6,633,618
 ................................................................................
  600,000       Guinness PLC (United Kingdom)                      4,408,200
 ................................................................................
   18,600       IBP, Inc.                                            939,300
 ................................................................................
   49,300       Nabisco Holdings Corp.
                Class A                                            1,608,413
 ................................................................................
    4,000       Nestle S.A. (Registered)
                (Switzerland)                                      4,424,794
 ................................................................................
   52,000       PepsiCo, Inc.                                      2,905,500
 ................................................................................
   20,800       Pioneer Hi-Bred International, Inc.                1,157,000
 ................................................................................
    7,639       South African Breweries Ltd.
                (South Africa)                                       279,835
--------------------------------------------------------------------------------
                                                                  35,751,293
--------------------------------------------------------------------------------

                                                          PCM GLOBAL GROWTH FUND

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                    Value
 ...............................................................................
HEALTH CARE (1.2%)
 ...............................................................................
   16,000       Advocat, Inc.+                                    $  178,000
 ...............................................................................
  540,000       Biota Holdings Ltd.
                (Australia)+                                         733,739
 ...............................................................................
   11,500       Cardinal Health, Inc.                                629,625
 ...............................................................................
   33,700       Columbia/HCA Healthcare Corp.                      1,710,275
 ...............................................................................
    4,900       Genesis Health Ventures, Inc.+                       178,850
 ...............................................................................
   19,500       Health Care & Retirement Corp.+                      682,500
 ...............................................................................
   26,650       Health Management Assoc., Inc. (New)+                696,231
 ...............................................................................
   17,100       IVF America, Inc.+                                    61,988
 ...............................................................................
    1,200       Integrated Health Services, Inc.                      30,000
 ...............................................................................
    9,500       Oxford Health Plans Inc.+                            701,813
 ...............................................................................
    2,700       Pacificare Health Systems, Inc.
                Class B+                                             234,900
 ...............................................................................
   25,400       Rightchoice Managed Care, Inc.
                Class A+                                             330,200
 ...............................................................................
  130,000       Santen Pharmaceutical
                (Japan)                                            2,943,397
 ...............................................................................
   32,300       Sterile Concepts Holdings                            468,350
-------------------------------------------------------------------------------
                                                                   9,579,868
-------------------------------------------------------------------------------
INSURANCE AND FINANCE (17.5%)
 ...............................................................................
   72,100       ABN AMRO Holding N.V.
                (Netherlands)+                                     3,279,720
 ...............................................................................
  127,142       Aegon N.V. (Netherlands)+                          5,617,350
 ...............................................................................
   17,600       Ahmanson (H.F.) & Co.                                466,400
 ...............................................................................
1,119,008       Allied Irish Banks PLC
                (Ireland)                                          6,042,140
 ...............................................................................
   23,900       American International Group, Inc.                 2,210,750
 ...............................................................................
  101,000       Argentaria Corp. S.A.
                (Spain)                                            4,152,277
 ...............................................................................
   15,600       Ashok Leyland Ltd. 144A GDR
                (Luxembourg)+                                        152,100
 ...............................................................................
    8,900       Banco Commercial S.A. 144A GDR
                (Uruguay)+                                           131,275
 ...............................................................................
   17,180       Banco De Galicia y Buenos Aires Class B
                ADR (Argentina)                                      354,338
 ...............................................................................
   76,245       Banco Frances del Rio de la Plata S.A.
                (Argentina)                                          674,701
 ...............................................................................
   16,500       Banco Industrial Colombiano ADR
                (Colombia)                                           270,188
 ...............................................................................
   16,500       Banco Osorno y Louisiana Union ADR
                (Chile)                                              228,938
 ...............................................................................
   60,720       Banco Totta & Accores S.A.
                (Portugal)                                         1,002,813
 ...............................................................................
  168,000       Banco de Bilbao Vizcaya
                (Spain)                                            6,036,506
 ...............................................................................
   55,700       Bank of Boston Corp.                               2,576,125
 ...............................................................................
  404,352       Bank of Ireland
                (Ireland)+                                         2,913,245
 ...............................................................................
   43,700       BankAmerica Corp.                                  2,829,575
 ...............................................................................
  780,000       Bankard, Inc.
                (Philippines)+                                       285,692
 ...............................................................................
  380,010       Barclays Bank PLC (United Kingdom)                 4,352,825
 ...............................................................................
    2,800       Barnett Banks, Inc.                                  165,200
 ...............................................................................
    7,500       Baybanks, Inc.                                       736,875
 ...............................................................................
    9,500       CIGNA Corp.                                          980,875
 ...............................................................................

COMMON STOCKS
-------------------------------------------------------------------------------
Number of Shares                                                    Value
 ...............................................................................
   10,000       Cetelem Group (France)                            $1,873,407
 ...............................................................................
   16,100       Charter One Financial, Inc.                          493,063
 ................................................................................
   31,100       Chemical Banking Corp.                             1,827,125
 ................................................................................
   43,600       Citicorp                                           2,932,100
 ................................................................................
   20,600       Credit Acceptance Corp.+                             427,450
 ................................................................................
   67,800       Credit Locale de France S.A.
                (France)                                           5,417,919
 ................................................................................
   13,200       Crestar Financial Corp.                              780,450
 ................................................................................
  510,000       Daiwa Securities Co. Ltd.
                (Japan)                                            7,796,808
 ................................................................................
  350,000       Development Bank of Singapore Ltd.
                (Registered) (Singapore)                           4,357,052
 ................................................................................
   20,800       Federal National Mortgage Association              2,581,800
 ................................................................................
   13,900       Finova Group, Inc.                                   670,675
 ................................................................................
    9,100       First American Corp. Tennessee                       431,113
 ................................................................................
   15,400       First Bank System, Inc.                              764,225
 ................................................................................
   27,200       Franklin Resources, Inc.                           1,370,200
 ................................................................................
   29,100       Greentree Financial Corp.                            767,513
 ................................................................................
  700,400       Guoco Group Ltd. (Hong Kong)                       3,378,805
 ................................................................................
   41,200       MBNA Corp.                                         1,519,250
 ................................................................................
   26,500       MGIC Investment Corp.                              1,437,625
 ................................................................................
  320,500       Malayan Banking Berhad
                (Singapore)                                        2,701,871
 ................................................................................
   70,875       Malaysian Assurance Alliance
                (Malaysia)                                           321,080
 ................................................................................
   44,650       Mercury Finance Co.                                  591,613
 ................................................................................
   31,400       Merrill Lynch & Co., Inc.                          1,601,400
 ................................................................................
  220,000       Mitsubishi Bank Ltd.
                (Japan)                                            5,172,715
 ................................................................................
    1,350       Munich Re (Germany)+                               2,929,679
 ................................................................................
   33,700       NationsBank Corp.                                  2,346,363
 ................................................................................
    5,296       Nedcor Ltd. ADR (South Africa)+                      381,342
 ................................................................................
  712,000       Overseas Union Bank Ltd. (Registered)
                (Singapore)                                        4,910,171
 ................................................................................
   26,000       Philippine Commercial International Bank
                (Philippines)+                                       240,061
 ................................................................................
  755,781       Royal Insurance Holdings PLC
                (United Kingdom)                                   4,474,979
 ................................................................................
   52,600       Salora International Ltd.
                (India)+                                              71,829
 ................................................................................
   44,000       Societe Generale (France)                          5,426,562
 ................................................................................
   94,000       Southern Bank Berhad
                (Malaysia)                                           179,224
 ................................................................................
    3,400       Star Banc Corp.                                      202,300
 ................................................................................
   12,500       Sun Bancorp, Inc.                                    224,125
 ................................................................................
    4,912       Swiss Reinsurance Co. (Registered)
                (Switzerland)                                      5,714,698
 ................................................................................
   18,300       TCF Financial Corp.                                  606,188
 ................................................................................
   36,000       Thai Farmers Bank Public Co. (Registered)
                (Thailand)                                           363,145
 ................................................................................
   12,900       The PMI Group, Inc.                                  583,725
 ................................................................................
   38,230       Titan Holdings, Inc.                                 549,556
 ................................................................................
  470,000       Tokio Marine & Fire Insurance Co. Ltd. (The)
                (Japan)                                            6,139,333
 ................................................................................

                                                          PCM GLOBAL GROWTH FUND

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                    Value
 ................................................................................
INSURANCE AND FINANCE (CONTINUED)
 ................................................................................
   44,800       Travelers Group Inc.                              $2,816,800
 ................................................................................
   17,800       Union Acceptance Corp.
                Class A+                                             249,200
 ................................................................................
    5,350       Union Bank of Switzerland
                (Bearer) (Switzerland)                             5,797,573
 ................................................................................
  528,000       United Overseas Bank Ltd.
                (Registered) (Singapore)                           5,079,078
 ................................................................................
  275,000       Yasuda Fire & Marine
                Insurance Co., Ltd.
                (Japan)                                            1,942,429
--------------------------------------------------------------------------------
                                                                 145,903,527
--------------------------------------------------------------------------------
MEDICAL SUPPLIES AND DEVICES (1.1%)
 ................................................................................
   43,800       Baxter International,
                Inc.                                               1,834,125
 ................................................................................
   16,300       Boston Scientific Corp.+                             798,700
 ................................................................................
   49,500       Guidant Corp.                                      2,091,375
 ................................................................................
   12,900       IDEXX Laboratories, Inc.+                            606,300
 ................................................................................
   14,400       Medtronic, Inc.                                      804,600
 ................................................................................
   31,900       Mentor Corp. Minnesota                               733,700
 ................................................................................
    9,500       Omnicare, Inc.                                       425,125
 ................................................................................
   17,900       Physician Sales &
                Service, Inc.+                                       510,150
 ................................................................................
   11,500       Steris Corp.+                                        370,875
 ................................................................................
    9,400       Stryker Corp.                                        493,500
 ................................................................................
    5,600       Vencor, Inc.+                                        182,000
--------------------------------------------------------------------------------
                                                                   8,850,450
--------------------------------------------------------------------------------
METALS AND MINING (0.8%)
 ................................................................................
    6,800       Compania Siderurgica
                Nacional (Brazil)                                    139,961
 ................................................................................
   65,700       Freeport-McMoRan Copper &
                Gold Co., Inc. Class A                             1,839,600
 ................................................................................
  105,000       Malayawata Steel Berhad
                (Malaysia)                                           171,243
 ................................................................................
   79,000       Maruichi Malaysia Steel
                Tube (Malaysia)                                      294,091
 ................................................................................
    2,770       N.V. Bekaert S.A.
                (Belgium)                                          2,276,031
 ................................................................................
  311,000       Nisshin Steel Co., Ltd.
                (Japan)                                            1,254,833
 ................................................................................
  190,909       SA Iron & Steel
                Industrial Corp. Ltd.
                (South Africa)                                       171,815
 ................................................................................
   26,100       Sasol Ltd. (South Africa)                            213,770
 ................................................................................
    4,134       Tung Ho Steel Enterprise GDR
                (Taiwan)+                                             39,275
 ................................................................................
   13,900       Usiminas Siderurg Minas
                144A ADR (Brazil)                                    112,982
--------------------------------------------------------------------------------
                                                                   6,513,601
--------------------------------------------------------------------------------
OIL AND GAS (4.3%)
 ................................................................................
  123,000       Astra CIA Argentina de
                Petro (Argentina)                                    227,527
 ................................................................................
    3,600       Belden & Blake Corp.+                                 63,000
 ................................................................................
   23,100       British Petroleum PLC ADR
                (United Kingdom)                                   2,359,088
 ................................................................................
  338,455       Burmah Oil PLC (United
                Kingdom)                                           4,899,806
 ................................................................................
   54,280       CIA Naviera Perez Co.
                Class B (Argentina)                                  287,655
 ................................................................................

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                    Value
 ................................................................................
   41,800       Enron Corp.                                       $1,593,625
 ................................................................................
   33,400       Exxon Corp.                                        2,676,175
 ................................................................................
   30,200       Halliburton Co.                                    1,528,875
 ................................................................................
   33,000       Mobil Corp.                                        3,696,000
 ................................................................................
   18,590       Pakistan State Oil
                (Pakistan)                                           143,979
 ................................................................................
   52,500       Plains Resources, Inc.+                              472,500
 ................................................................................
  120,000       Repsol S.A. (Spain)                                3,922,051
 ................................................................................
  121,000       Repsol S.A. ADS (Spain)                            3,977,875
 ................................................................................
  125,000       Shell Transportation &
                Trading Co. PLC
                (United Kingdom)                                   1,650,750
 ................................................................................
   80,000       Societe Nationale Elf
                Aquitaine (Bearer)
                (France)                                           5,884,008
 ................................................................................
    2,500       Stone Energy Corp.+                                   38,438
 ................................................................................
   58,400       Total Corp. ADR (France)                           1,985,600
--------------------------------------------------------------------------------
                                                                  35,406,952
--------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS (1.4%)
 ................................................................................
  465,300       Cartiere Burgo S.P.A.
                (Italy)+                                           2,323,569
 ................................................................................
   95,000       Indorayon Utama
                (Registered) (Indonesia)                              99,825
 ................................................................................
   27,900       Mayr-Melnhof Karton AG
                (Austria)+                                         1,394,310
 ................................................................................
  122,000       Mayr-Melnhof Karton AG
                144A ADS (Austria)+                                1,525,000
 ................................................................................
   29,700       Portucel Industrial
                Empresa S.A. (Portugal)+                             181,913
 ................................................................................
  330,400       Repola (Finland)                                   6,214,373
--------------------------------------------------------------------------------
                                                                  11,738,990
--------------------------------------------------------------------------------
PHARMACEUTICALS (4.8%)
 ................................................................................
  187,150       Astra AB (Sweden)+                                 7,466,615
 ................................................................................
    8,000       Ciba-Geigy AG (Registered)
                (Switzerland)                                      7,039,445
 ................................................................................
    8,800       Gideon Richter Ltd. GDR
                (Hungary)+                                           165,000
 ................................................................................
   37,500       Johnson & Johnson                                  3,210,938
 ................................................................................
   45,500       Lilly (Eli) & Co.                                  2,559,375
 ................................................................................
   36,700       Merck & Co., Inc.                                  2,413,025
 ................................................................................
   36,400       Pfizer, Inc.                                       2,293,200
 ................................................................................
   80,970       Pharmacia & Upjohn, Inc.+                          3,137,588
 ................................................................................
   80,000       Pharmacia & Upjohn, Inc.
                Depository Shares
                (Sweden)+                                          3,155,581
 ................................................................................
   50,700       Smithkline Beecham PLC ADR
                (United Kingdom)                                   2,813,850
 ................................................................................
  245,000       Yamanouchi Pharmaceutical
                Co. Ltd. (Japan)                                   5,262,700
--------------------------------------------------------------------------------
                                                                  39,517,317
--------------------------------------------------------------------------------
PHOTOGRAPHY (0.2%)
 ................................................................................
   32,800       Polaroid Corp.                                     1,553,900
--------------------------------------------------------------------------------

                                                          PCM GLOBAL GROWTH FUND

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                   Value
 ................................................................................
--------------------------------------------------------------------------------
PUBLISHING (0.6%)
 ................................................................................
   54,700       Harcourt General, Inc.                            $2,290,563
 ................................................................................
  157,200       Singapore Press Holdings
                (Registered) (Singapore)                           2,779,743
--------------------------------------------------------------------------------
                                                                   5,070,306
--------------------------------------------------------------------------------
REAL ESTATE (1.1%)
 ................................................................................
2,687,000       Amoy Properties Ltd.
                (Hong Kong)+                                       2,675,879
 ................................................................................
  766,000       Cheung Kong Holdings Ltd.
                (Hong Kong)                                        4,666,140
 ................................................................................
   10,387       Hocheng Group Corp. 144A
                GDR (Taiwan)+                                        101,829
 ................................................................................
  989,000       Hong Kong Land Holdings Ltd.
                (Hong Kong)                                        1,829,650
--------------------------------------------------------------------------------
                                                                   9,273,498
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REIT'S) (0.1%)
 ................................................................................
    5,000       Alexander Haagen
                Properties                                            61,250
 ................................................................................
    5,900       FelCor Suite Hotels,
                Inc.                                                 163,725
 ................................................................................
   11,200       LTC Properties, Inc.                                 168,000
 ................................................................................
    3,500       RFS Hotel Investors,
                Inc.                                                  53,813
--------------------------------------------------------------------------------
    6,900       Winston Hotels                                        81,938
--------------------------------------------------------------------------------
                                                                     528,726
 ................................................................................
RECREATION (--%)
 ................................................................................
   13,000       Ek Chor China Motorcycle
                Co., Ltd. (Hong Kong)                                151,125
--------------------------------------------------------------------------------
RETAIL (3.8%)
 ................................................................................
   20,000       Baker (J.), Inc.                                     115,000
 ................................................................................
  275,000       Cifra S.A. de CV Class C
                (Mexico)+                                            279,297
 ................................................................................
   66,900       Circle K Corp.+                                    1,697,588
 ................................................................................
   12,900       CompUSA, Inc.+                                       401,513
 ................................................................................
  300,000       Cycle & Carriage Ltd.
                (Singapore)                                        2,991,937
 ................................................................................
   16,300       Eckerd Corp.+                                        727,388
 ................................................................................
   37,900       Federated Department
                Stores+                                            1,042,250
 ................................................................................
   27,500       General Nutrition
                Companies, Inc.+                                     632,500
 ................................................................................
  110,000       Ito-Yokado Co., Ltd.
                (Japan)                                            6,769,232
 ................................................................................
  320,000       Marui Co. Ltd. (Japan)                             6,656,992
 ................................................................................
   50,100       Rite Aid Corp.                                     1,715,925
 ................................................................................
   41,500       Safeway, Inc.+                                     2,137,250
 ................................................................................
   12,500       Santa Isabel S.A. ADR
                (Chile)+                                             300,000
 ................................................................................
1,360,300       Sears PLC (United
                Kingdom)                                           2,192,804
 ................................................................................
   39,800       Sears Roebuck de Mexico
                S.A.
                (Mexico)+                                             93,799
 ................................................................................
   50,500       Sears, Roebuck & Co.                               1,969,500
 ................................................................................
   23,900       Staples, Inc.+                                       582,563
 ................................................................................

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                    Value
 ................................................................................
   21,200       Sunglass Hut Intl.+                                 $503,500
 ................................................................................
    9,200       Tandy Corp.                                          381,800
--------------------------------------------------------------------------------
                                                                  31,190,838
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (2.0%)
 ................................................................................
    7,100       Ascend Communications,
                Inc.+                                                575,988
 ................................................................................
       64       Cable & Wireless PLC
                (United Kingdom)                                         456
 ................................................................................
    6,100       Cascade Communications
                Corp.+                                               520,025
 ................................................................................
   84,000       Hong Kong
                Telecommunications Ltd.
                (Hong Kong)                                          149,922
 ................................................................................
  117,200       MCI Communications Corp.                           3,061,850
 ................................................................................
    1,560       Pakistan Telecomm Ltd.
                144A GDR (Pakistan)+                                 132,600
 ................................................................................
    2,400       Philippine Long Distance
                Telephone Co. ADR
                (Philippines)                                        129,900
 ................................................................................
   82,500       Pilipino Telephone Corp.
                (Philippines)+                                        83,413
 ................................................................................
    5,300       Premisys Communications,
                Inc.+                                                296,800
 ................................................................................
   69,200       Royal PTT (United Kingdom)                         2,510,492
 ................................................................................
    6,800       Stratacom, Inc.+                                     499,800
 ................................................................................
  123,800       Tele Danmark A/S ADS
                (Denmark)                                          3,419,975
 ................................................................................
   20,500       Telecom Argentina Class B
                (Argentina)+                                          96,750
 ................................................................................
    4,800       Telecom Argentina S.A. ADR
                (Argentina)+                                         228,600
 ................................................................................
    6,300       Telefonos de Mexico S.A.
                Class L ADR (Mexico)                                 200,813
 ................................................................................
   14,300       U.S. Robotics Corp.+                               1,254,825
 ................................................................................
  947,118       Vodafone Group PLC
                (United Kingdom)                                   3,383,816
--------------------------------------------------------------------------------
                                                                  16,546,025
--------------------------------------------------------------------------------
TRANSPORTATION (1.9%)
 ................................................................................
   14,900       Burlington Northern Santa
                Fe Corp.                                           1,162,200
 ................................................................................
   15,600       Fritz Companies, Inc.+                               647,400
 ................................................................................
  239,000       Jinhui Shipping &
                Transportation Ltd. ADR
                (Hong Kong)                                          298,750
 ................................................................................
  103,000       K.L.M.-Royal Dutch
                Airlines (Netherlands)                             3,614,935
 ................................................................................
   21,000       Maritime Investment Fund
                (Norway)+                                            215,250
 ................................................................................
  267,000       Shun Tak Holdings Ltd.
                (Hong Kong)                                          188,198
 ................................................................................
  414,000       Singapore Airlines Ltd.
                (Registered) (Singapore)                           3,865,328
 ................................................................................
  316,600       Swire Pacific Ltd. Class A
                (Hong Kong)                                        2,456,803
 ................................................................................
   15,520       Telco (Tata Engineering &
                Locomotive Co., Ltd.) 144A
                GDR (India)                                          199,820
 ................................................................................
   28,500       Trism, Inc.+                                         171,000
 ................................................................................
  265,000       Yamato Transport Co. Ltd.
                (Japan)                                            3,153,847
--------------------------------------------------------------------------------
                                                                  15,973,531
--------------------------------------------------------------------------------

                                                          PCM GLOBAL GROWTH FUND

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                    Value
 ................................................................................
UTILITIES (5.3%)
 ................................................................................
    9,700       AO Mosenergo 144A ADS
                (Russia)+                                            $76,388
 ................................................................................
  513,294       Anglian Water PLC
                (United Kingdom)+                                  4,813,414
 ................................................................................
   42,500       Bell Atlantic Corp.                                2,842,188
 ................................................................................
   13,600       Capex S.A. 144A GDR
                (Argentina)                                          166,600
 ................................................................................
    7,497       Comp Energetica De Minas
                Gerais (Cemig) 144A ADS
                (Brazil)                                             164,934
 ................................................................................
   99,000       Consolidated Electric
                Power Asia Ltd.
                (Hong Kong)                                          179,895
 ................................................................................
   64,800       GTE Corp.                                          2,851,200
 ................................................................................
  840,000       Hong Kong Electric
                Holdings Ltd. (Hong Kong)                          2,754,009
 ................................................................................
   23,444       Hubco Power GDR
                (Pakistan)                                           404,409
 ................................................................................
  682,000       Iberdrola S.A. (Spain)                             6,224,468
 ................................................................................
  210,000       Kurita Water Industries
                Ltd. (Japan)                                       5,587,809
 ................................................................................
   37,700       LCI International, Inc.+                             772,850
 ................................................................................
      571       Nippon Telegraph and
                Telephone Corp. (Japan)                            4,613,305
 ................................................................................
   62,228       North West Water Group
                PLC (United Kingdom)                                 594,153
 ................................................................................
   66,600       SBC Communications, Inc.                           3,829,500
 ................................................................................
   20,000       Scottish Power PLC
                (United Kingdom)                                     114,700
 ................................................................................
   7,300        Telebras Co. ADR
                (Brazil)                                             350,400
 ................................................................................
  178,000       Veba (Vereinigte
                Elektrizitaets
                Bergwerks) AG (Germany)+                           7,539,960
--------------------------------------------------------------------------------
                                                                  43,880,182
--------------------------------------------------------------------------------
                Total Common Stocks
                (cost $698,826,266)                             $785,879,395

--------------------------------------------------------------------------------
PREFERRED STOCKS (0.6%)*
--------------------------------------------------------------------------------
 Number of Shares                                                   Value
 ................................................................................
   38,200       Banco Bradesco BRC 0.072
                NPV (No Par Value) pfd.
                (Brazil)                                            $334,157
 ................................................................................
    1,070       CIA Tecidos Norte de
                Minas BRC 8.65 NPV pfd.
                (Brazil)                                             357,878
 ................................................................................
    1,300       CIA Vale Do Rio Doce BRC
                2.307 NPV pfd. (Brazil)                              214,058
 ................................................................................
   28,750       Essilor International
                FRF 12.3 pfd. (France)                             4,008,766
 ................................................................................
   62,000       Refripar (Refrigeracao
                Parana) BRC 0.0463 NPV
                pfd. (Brazil)                                        123,783
 ................................................................................
                Total Preferred Stocks
                (cost $3,655,415)                                 $5,038,642
--------------------------------------------------------------------------------
INVESTMENT COMPANIES (0.3%)*
--------------------------------------------------------------------------------
Number of Shares                                                    Value
 ................................................................................
   29,200       Fleming Russia
                Securities Fund Ltd.
                (Ireland)+                                          $156,950
 ................................................................................
    6,200       India Magnum Fund Class A (acquired
                6/28/94 shares 6,200 cost $334,800)
                (India)+++                                           272,800
 ................................................................................

INVESTMENT COMPANIES
--------------------------------------------------------------------------------
Number of Shares                                                    Value
 ................................................................................
    9,773       Inversiones Y Represent-GDR
                (Argentina)+                                        $249,212
 ................................................................................
    1,100       Nordic Recovery Fund N.V.
                (Sweden)+                                          1,628,000
--------------------------------------------------------------------------------
                Total Investment Companies
                (cost $1,978,373)                                 $2,306,962
--------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (0.1%)*
--------------------------------------------------------------------------------
Principal Amount                                                    Value
 ................................................................................
  $500,000      Emerson Radio Corp. cv. sr. sub. deb.
                8 1/2s, 2002                                        $345,000
 ................................................................................
    90,000      United Micro Electric Corp.  144A cv. deb.
                1 1/4s, 2004 (Taiwan)                                112,500
--------------------------------------------------------------------------------
                Total Convertible Bonds and Notes
                (cost $642,397)                                     $457,500

--------------------------------------------------------------------------------
UNITS (--%)* (cost $186,690)
--------------------------------------------------------------------------------
 Number of Units                                                    Value
 ................................................................................
3,500           Cesc Ltd. units 144A GDR(India)+                     $42,000

--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (--%)* (cost $20,157)
--------------------------------------------------------------------------------
Number of Shares                                                    Value
 ................................................................................
5,720           Internationale Nederlanden 2.5
                NLG cv. pfd. (Netherlands)                         $30,291

--------------------------------------------------------------------------------
WARRANTS (--%)*+ (cost $--)
--------------------------------------------------------------------------------
Number of                                           Expiration      Value
Warrants                                            Date
 ................................................................................
9,000           Rieter Holding (Switzerland)        3/13/96        $22,627

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (4.7%)*
--------------------------------------------------------------------------------
Principal Amount                                                    Value
 ................................................................................
$20,000,000     Federal Home Loan Bank, effective
                yield of 5.52%, February 15, 1996                $19,862,000
 ................................................................................
 19,567,000     Interest in $744,817,000 joint
                repurchase agreement dated
                December 29, 1995 with Morgan
                Stanley Co. Inc. due January 2, 1996
                with respect to various U.S. Treasury
                obligations-maturity value of
                $19,579,762 for an effective yield of
                5.87%
                                                                  19,576,572
--------------------------------------------------------------------------------
                Total Short-Term Investments
                (cost $39,438,572)                               $39,438,572
--------------------------------------------------------------------------------
                Total Investments
                (cost $744,747,870)***                          $833,215,989
--------------------------------------------------------------------------------
FORWARD CURRENCY CONTRACTS TO SELL AT DECEMBER 31, 1995
(aggregate face value $172,964,957)
--------------------------------------------------------------------------------
                 Market Value     Aggregate    Delivery       Unrealized
                                 Face Value        Date    Appreciation/
                                                          (Depreciation)
 ................................................................................
British Pounds    $31,461,506   $31,414,614     5/31/96       $(46,892)
 ................................................................................
French Francs     19,068,499     19,025,881    5/31/96         (42,618)
 ................................................................................
Japanese Yen      96,250,541    103,844,872    1/24/96       7,594,331
 ................................................................................
Netherland
Guilders          18,622,757     18,679,590    5/31/96          56,833
--------------------------------------------------------------------------------
                                                            $7,561,654
--------------------------------------------------------------------------------

                                       24

                                                          PCM GLOBAL GROWTH FUND
DIVERSIFICATION BY COUNTRY
-------------------------------------------------------------------------------

Distribution of investments by country of issue at December 31, 1995:

-------------------------------------------------------------------------------
Argentina                                                                   0.3%
 ...............................................................................
Australia                                                                   0.6
 ...............................................................................
Austria                                                                     0.4
 ...............................................................................
Belgium                                                                     0.9
 ...............................................................................
Brazil                                                                      0.2
 ...............................................................................
Chile                                                                       0.1
 ...............................................................................
Colombia                                                                    0.1
 ...............................................................................
Denmark                                                                     0.8
 ...............................................................................
Finland                                                                     0.7
 ...............................................................................
France                                                                      5.9
 ...............................................................................
Germany                                                                     1.6
 ...............................................................................
Hong Kong                                                                   3.8
 ...............................................................................
Hungary                                                                     --
 ...............................................................................
India                                                                       0.2
 ...............................................................................
Indonesia                                                                   0.1
 ...............................................................................
Ireland                                                                     2.7
 ...............................................................................
Israel                                                                      0.1
 ...............................................................................
Italy                                                                       0.4
 ...............................................................................
Japan                                                                      19.4
 ...............................................................................
Luxembourg                                                                  --
 ...............................................................................
Malaysia                                                                    0.7
 ...............................................................................
Mexico                                                                      0.1
 ...............................................................................
Netherlands                                                                 4.8
 ...............................................................................
Norway                                                                      --
 ...............................................................................
Pakistan                                                                    0.1
 ...............................................................................
Philippines                                                                 0.1
 ...............................................................................
Portugal                                                                    0.1
 ...............................................................................
Russia                                                                      --
 ...............................................................................
Singapore                                                                   3.8
 ...............................................................................
South Africa                                                                0.1
 ...............................................................................
South Korea                                                                 --
 ...............................................................................
Spain                                                                       3.6
 ...............................................................................
Sweden                                                                      1.8
 ...............................................................................
Switzerland                                                                 4.1
 ...............................................................................
Taiwan                                                                      --
 ...............................................................................
Thailand                                                                    0.2
 ...............................................................................
United Kingdom                                                              8.1
 ...............................................................................
United States                                                              34.1
 ...............................................................................
Uruguay                                                                     --
-------------------------------------------------------------------------------
TOTAL                                                                     100.0%
-------------------------------------------------------------------------------

See page 66 for Notes to the Portfolios.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                        PCM GROWTH & INCOME FUND
Portfolio of investments owned
December 31, 1995

COMMON STOCKS (91.8%)*
--------------------------------------------------------------------------------
Number of Shares                                                    Value
 ................................................................................
AEROSPACE AND DEFENSE (1.0%)
 ................................................................................
   428,400      Lockheed Martin Corp.                            $33,843,600
--------------------------------------------------------------------------------
AUTOMOTIVE (2.3%)
 ................................................................................
   506,360      Chrysler Corp.                                    28,039,685
 ................................................................................
   933,450      General Motors Corp.                              49,356,169
--------------------------------------------------------------------------------
                                                                  77,395,854
--------------------------------------------------------------------------------
BASIC INDUSTRIAL PRODUCTS (3.4%)
 ................................................................................
   200,000      Ball Corp.                                         5,500,000
 ................................................................................
    88,100      CBI Industries, Inc.                               2,896,288
 ................................................................................
    77,400      Case Corp.                                         3,541,050
 ................................................................................
   219,100      Caterpillar, Inc.                                 12,872,125
 ................................................................................
   969,141      Deere (John) & Co.                                34,162,220
 ................................................................................
   416,300      General Signal Corp.                              13,477,713
 ................................................................................
   518,550      Minnesota Mining & Manufacturing Co.              34,353,938
 ................................................................................
    61,500      Sundstrand Corp.                                   4,328,063
--------------------------------------------------------------------------------
                                                                 111,131,397
--------------------------------------------------------------------------------
BUILDING AND CONSTRUCTION (0.3%)
 ................................................................................
   101,397      Armstrong World Industries, Inc.                   6,286,614
 ................................................................................
   165,600      Masco Corp.                                        5,195,700
--------------------------------------------------------------------------------
                                                                  11,482,314
--------------------------------------------------------------------------------
BUSINESS EQUIPMENT AND SERVICES (3.4%)
 ................................................................................
   663,525      Dun & Bradstreet Corp.                            42,963,244
 ................................................................................
   383,200      IBM Corp.                                         35,158,600
 ................................................................................
   262,990      Xerox Corp.                                       36,029,630
--------------------------------------------------------------------------------
                                                                 114,151,474
--------------------------------------------------------------------------------
CHEMICALS (3.9%)
 ................................................................................
   589,963      du Pont (E.I.) de Nemours & Co., Ltd.             41,223,665
 ................................................................................
    57,100      Dow Chemical Co.                                   4,018,413
 ................................................................................
   122,487      Eastman Chemical Co.                               7,670,748
 ................................................................................
   524,501      Grace (W.R.) & Co.                                31,011,122
 ................................................................................
   696,200      Union Carbide Corp.                               26,107,500
 ................................................................................
   669,700      Witco Chemical Corp.                              19,588,725
--------------------------------------------------------------------------------
                                                                 129,620,173
--------------------------------------------------------------------------------
CONGLOMERATES (4.3%)
 ................................................................................
    64,300      General Motors Corp. Class H                       3,158,738

 ................................................................................
   489,850      ITT Industries, Inc.+                             11,756,400
 ................................................................................
    70,700      Johnson Controls Inc.                              4,860,625
 ................................................................................
   360,800      Ogden Corp.                                        7,712,100
 ................................................................................
   801,503      TRW, Inc.                                         62,116,483
 ................................................................................
   541,400      Tenneco Inc.                                      26,866,975
 ................................................................................
   275,850      United Technologies Corp.                         26,171,269
--------------------------------------------------------------------------------
                                                                 142,642,590
--------------------------------------------------------------------------------
CONSUMER DURABLE GOODS (0.4%)
 ................................................................................
   289,850      Maytag Corp.                                       5,869,463
 ................................................................................
   148,450      Whirlpool Corporation                              7,904,963
--------------------------------------------------------------------------------
                                                                  13,774,426
--------------------------------------------------------------------------------

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                   Value
 ................................................................................
CONSUMER NON DURABLES (7.0%)
 ................................................................................
   898,350      American Brands, Inc.                            $40,088,869
 ................................................................................
   693,350      Avon Products, Inc.                               52,261,256
 ................................................................................
   794,500      Kimberly-Clark Corp.                              65,744,875
 ................................................................................
   813,625      Philip Morris Cos., Inc.                          73,633,063
--------------------------------------------------------------------------------
                                                                 231,728,063
--------------------------------------------------------------------------------
ELECTRONICS AND ELECTRICAL EQUIPMENT (2.3%)
 ................................................................................
   446,150      Eaton Corp.                                       23,924,794
 ................................................................................
   601,350      General Electric Co.                              43,297,200
 ................................................................................
   184,600      Honeywell, Inc.                                    8,976,175
--------------------------------------------------------------------------------
                                                                  76,198,169
--------------------------------------------------------------------------------
ENTERTAINMENT (0.4%)
 ................................................................................
   244,850      ITT Corp. (New)+                                  12,977,050
--------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL (0.5%)
 ................................................................................
   525,000      WMX Technologies, Inc.                            15,684,375
--------------------------------------------------------------------------------
FOOD AND BEVERAGES (1.8%)
 ................................................................................
   220,000      Anheuser-Busch Cos., Inc.                         14,712,500
 ................................................................................
   334,100      General Mills, Inc.                               19,294,275
 ................................................................................
   778,975      Heinz (H.J.) Co.                                  25,803,547
--------------------------------------------------------------------------------
                                                                  59,810,322
--------------------------------------------------------------------------------
INSURANCE AND FINANCE (15.3%)
 ................................................................................
   319,100      AON Corp.                                         15,915,113
 ................................................................................
   488,450      Aetna Life & Casualty Co.                         33,825,163
 ................................................................................
   212,404      Allstate Corp.                                     8,735,115
 ................................................................................
   914,600      American General Corp.                            31,896,675
 ................................................................................
   545,700      BankAmerica Corp.                                 35,334,075
 ................................................................................
   516,750      Bankers Trust New York Corp.                      34,363,875
 ................................................................................
   624,900      Beneficial Corp.                                  29,135,963
 ................................................................................
   262,550      CIGNA Corp.                                       27,108,288
 ................................................................................
   235,350      CoreStates Financial Corp.                         8,913,881
 ................................................................................
   187,950      Federal National Mortgage Association             23,329,294
 ................................................................................
 1,251,050      Fleet Financial Group, Inc.                       50,980,288
 ................................................................................
   309,850      ITT Hartford Group, Inc.(S)(S)(S)+                14,988,994
 ................................................................................
   784,900      Keycorp                                           28,452,625
 ................................................................................
   747,501      Morgan (J.P.) & Co., Inc.                         59,986,956
 ................................................................................
   114,200      National City Corp.                                3,782,875
 ................................................................................
   487,300      NationsBank Corp.                                 33,928,263
 ................................................................................
   948,300      PNC Bank Corp.                                    30,582,675
 ................................................................................
   470,050      Reliance Group Holdings, Inc.                      4,054,181
 ................................................................................
   901,700      USF&G Corp.                                       15,216,188
 ................................................................................
    75,000      Wells Fargo & Co.                                 16,200,000
--------------------------------------------------------------------------------
                                                                 506,730,487
--------------------------------------------------------------------------------
MEDICAL SUPPLIES & DEVICES (1.6%)
 ................................................................................
 1,280,800      Baxter International, Inc.                        53,633,500

--------------------------------------------------------------------------------

                                                        PCM GROWTH & INCOME FUND

COMMON STOCKS
-------------------------------------------------------------------------------
Number of Shares                                                    Value
 ................................................................................
 METALS AND MINING (1.2%)
 ................................................................................
   833,320      Freeport-McMoRan Copper
                & Gold Co., Inc. Class A                         $23,332,960
 ................................................................................
   540,346      Freeport-McMoRan Copper
                & Gold Co., Inc. Class B                          15,197,231
--------------------------------------------------------------------------------
                                                                  38,530,191
--------------------------------------------------------------------------------
OIL AND GAS (10.8%)
 ................................................................................
   513,200      Amoco Corp.                                       36,886,250
 ................................................................................
   142,400      Atlantic Richfield Co.                            15,770,800
 ................................................................................
   377,204      British Petroleum PLC
                ADR (United Kingdom)                              38,521,959
 ................................................................................
   868,900      Enron Corp.                                       33,126,813
 ................................................................................
   392,350      Exxon Corp.                                       31,437,044
 ................................................................................
   150,000      McDermott International, Inc.                      3,300,000
 ................................................................................
   289,900      Mobil Corp.                                       32,468,800
 ................................................................................
 1,571,206      Occidental Petroleum Corp.                        33,584,528
 ................................................................................
   276,700      Panhandle Eastern Corp.                            7,713,013
 ................................................................................
    97,600      Pennzoil Co.                                       4,123,600
 ................................................................................
   863,090      Phillips Petroleum Co.                            29,452,946
 ................................................................................
   158,800      Royal Dutch Petroleum Co. PLC ADR
                (Netherlands)                                     22,410,650
 ................................................................................
   707,000      Sonat, Inc.                                       25,186,875
 ................................................................................
   206,800      Texaco, Inc.                                      16,233,800
 ................................................................................
   850,648      Total Corp. ADR (France)                          28,922,032
--------------------------------------------------------------------------------
                                                                 359,139,110
--------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS (1.9%)
 ................................................................................
   183,350      Georgia Pacific Corp.                             12,582,394
 ................................................................................
       800      International Paper Co.                               30,300
 ................................................................................
   128,236      Rayonier, Inc.                                     4,279,877
 ................................................................................
 1,032,650      Weyerhaeuser Co.                                  44,662,113
--------------------------------------------------------------------------------
                                                                  61,554,684
--------------------------------------------------------------------------------
PHARMACEUTICALS (5.9%)
 ................................................................................
   336,500      American Home Products                            32,640,500
                Corp.
 ................................................................................
   432,500      Bristol-Myers Squibb Co.                          37,140,938
 ................................................................................
 1,616,258      Pharmacia & Upjohn, Inc.+                         62,629,978
 ................................................................................
    58,500      Schering-Plough Corp.                              3,202,875
 ................................................................................
   606,650      Warner-Lambert Co.                                58,920,881
--------------------------------------------------------------------------------
                                                                 194,535,172
--------------------------------------------------------------------------------
PHOTOGRAPHY (2.1%)
 ................................................................................
 1,021,450      Eastman Kodak Co.                                 68,437,150
--------------------------------------------------------------------------------
PUBLISHING (1.1%)
 ................................................................................
   348,495      McGraw-Hill, Inc.                                 30,362,627
 ................................................................................
   114,050      Dow Jones & Co., Inc.                              4,547,744
--------------------------------------------------------------------------------
                                                                  34,910,371
--------------------------------------------------------------------------------
REIT'S (1.2%)
 ................................................................................
   100,000      Avalon Properties, Inc.                            2,150,000
 ................................................................................
   153,264      Beacon Properties Corp.                            3,525,072
 ................................................................................

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                   Value
 ................................................................................
    75,000      Bradley Real Estate Trust, Inc.                   $1,012,500
 ................................................................................
   210,000      Debartolo Realty Corp.                             2,730,000
 ................................................................................
   109,600      FelCor Suite Hotels, Inc.                          3,041,400
 ................................................................................
    35,000      Kranzco Realty Trust                                 516,250
 ................................................................................
    50,000      LTC Properties, Inc.                                 750,000
 ................................................................................
    83,600      Macerich Co.                                       1,672,000
 ................................................................................
   348,450      Meditrust Corp.                                   12,152,194
 ................................................................................
    80,000      Nationwide Health Properties, Inc.                 3,360,000
 ................................................................................
    70,900      Smith (Charles East) Residential
                Realty, Inc.                                       1,675,013
 ................................................................................
    25,900      Starwood Lodging Trust                               770,525
 ................................................................................
   100,000      Storage USA, Inc.                                  3,262,500
 ................................................................................
    40,000      Tanger Factory Outlet Center                       1,000,000
 ................................................................................
    37,500      Wellsford Residential Property Trust                 862,500
--------------------------------------------------------------------------------
                                                                  38,479,954
--------------------------------------------------------------------------------
RETAIL (4.8%)
 ................................................................................
   318,500      Dayton Hudson Corporation                         23,887,500
 ................................................................................
 3,041,950      K mart Corp.                                      22,054,138
 ................................................................................
   200,000      Limited, Inc. (The)                                3,475,000
 ................................................................................
   171,900      May Department Stores Co.                          7,262,775
 ................................................................................
 1,019,900      Melville Corporation                              31,361,925
 ................................................................................
   639,400      Penney (J.C.) Co., Inc.                           30,451,425
 ................................................................................
   500,000      Rite Aid Corp.                                    17,125,000
 ................................................................................
   619,150      Sears, Roebuck & Co.                              24,146,850
--------------------------------------------------------------------------------
                                                                 159,764,613
--------------------------------------------------------------------------------
TRANSPORTATION (3.1%)
 ................................................................................
   118,500      CSX Corp.                                          5,406,563
 ................................................................................
   354,625      Conrail, Inc.                                     24,823,750
 ................................................................................
   288,150      Norfolk Southern Corp.                            22,871,906
 ................................................................................
   787,300      Ryder System, Inc.                                19,485,675
 ................................................................................
   469,500      Union Pacific Corp.                               30,987,000
--------------------------------------------------------------------------------
                                                                 103,574,894
--------------------------------------------------------------------------------
UTILITIES (11.8%)
 ................................................................................
   514,150      American Telephone & Telegraph Co.                33,291,213
 ................................................................................
    50,800      Ameritech Corp. New                                2,997,200
 ................................................................................
   651,100      Bell Atlantic Corp.                               43,542,313
 ................................................................................
   403,200      BellSouth Corp.                                   17,539,200
 ................................................................................
   855,901      Cinergy Corp.                                     26,211,968
 ................................................................................
   370,100      Consolidated Edison Co.
                of New York, Inc.                                 11,843,200
 ................................................................................
   505,000      Entergy Corp.                                     14,771,250
 ................................................................................
   220,400      Houston Industries, Inc.                           5,344,700
 ................................................................................
   500,000      Long Island Lighting Co.                           8,187,500
 ................................................................................
   829,203      NYNEX Corp.                                       44,776,962
 ................................................................................
   991,150      Northeast Utilities Co.                           24,159,281
 ................................................................................
   442,800      Pacific Telesis Group                             14,889,150
 ................................................................................

                                                        PCM GROWTH & INCOME FUND

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                    Value
 ................................................................................
UTILITIES (Continued)
 ................................................................................
    566,000     Peco Energy Co.                                  $17,050,750
 ................................................................................
    475,000     Potomac Electric Power Co.                        12,468,750
 ................................................................................
    119,000     Public Service Co. of Colorado                     4,209,625
 ................................................................................
  1,050,200     Public Service Enterprise
                Group, Inc.                                       32,162,375
 ................................................................................
    271,850     SBC Communications, Inc.                          15,631,375
 ................................................................................
    943,800     Sprint Corp.                                      37,634,025
 ................................................................................
    210,200     Texas Utilities Co.                                8,644,472
 ................................................................................
    300,000     US West, Inc.                                     10,725,000
 ................................................................................
    140,993     Union Electric Co.                                 5,886,457
--------------------------------------------------------------------------------
                                                                 391,966,766
--------------------------------------------------------------------------------
                Total Common Stocks
                (cost $2,525,984,854)                         $3,041,696,699
--------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (0.8%)*
--------------------------------------------------------------------------------
 Principal Amount                                                   Value
 ................................................................................
 $3,750,000     Banco Nacional De Mexico SA
                cv. bonds 7s, 1999 (Mexico)                       $3,000,000
 ................................................................................

  1,500,000     GenCorp, Inc. cv. sub. deb.
                8s, 2002                                           1,509,375
 ................................................................................
  7,000,000     MBL International Finance
                Global Bank Guaranty
                cv. trust 3s, 2002 (Bermuda)                       8,085,000
 ................................................................................
 34,975,000     Roche Holdings,144A Inc. cv.
                unsub. Liquid Yield Option Note
                (LYON) zero %, 2010 (Switzerland)                 15,476,438
--------------------------------------------------------------------------------
                Total Convertible Bonds and Notes
                (cost $25,989,734)                               $28,070,813
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.7%)*
--------------------------------------------------------------------------------
Number of Shares                                                    Value
 ................................................................................
    165,000     Atlantic Ritchfield Co.
                $2.228 cv. pfd.                                   $3,877,500
 ...............................................................................
     50,300     Citicorp Ser. 13,                                  9,230,050
                $5.375 cv. pfd.
 ................................................................................
     35,300     Ford Motor Co. Ser. A, $4.20, dep.
                shs. cv. pfd.                                      3,344,675
 ................................................................................
     90,000     Freeport-McMoRan Copper
                & Gold Co., Inc. stepped-coupon
                $1.25 ($1.75, 8/1/96) dep. shs.
                cv. pfd.++                                         2,452,500
 ................................................................................
    101,950     Unisys Corp. Ser. A, $3.75 cv. pfd.                2,739,906

--------------------------------------------------------------------------------
                Total Convertible Preferred Stocks
                (cost $18,866,960)                               $21,644,631
--------------------------------------------------------------------------------
UNITS (0.2%)* (cost $4,921,500)
--------------------------------------------------------------------------------
Number of Units                                                     Value
 ................................................................................
  3,750,000     Siemens Capital Corp. Co.
                Guaranty Units 8s, 2002                           $5,212,500
--------------------------------------------------------------------------------
WARRANTS (--%)* +(cost $--)
--------------------------------------------------------------------------------
Number of                                            Expiration
Warrants                                                Date          Value
 ................................................................................
        214     Windmere Corp.                         1/19/98          $134
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (6.9%)*
--------------------------------------------------------------------------------
Principal Amount                                                    Value
 ................................................................................
$20,000,000     Ciesco L.P., effective yield of
                5.65%, February 22, 1996                         $19,830,500
 ................................................................................

 15,000,000     Federal Home Loan
                Bank, effective
                yield of 5.5%,
                February 7, 1996                                  14,910,625
 ................................................................................
 10,000,000     Federal Home Loan
                Mortgage Corp., effective yield of
                5.49%, February 8, 1996                            9,939,000
 ................................................................................
 25,000,000     Federal National
                Mortgage Assn. effective yield of
                5.38%, April 4, 1996                              24,646,556
 ................................................................................
 20,000,000     Federal National
                Mortgage Assn., effective yield of 5.22%,
                August 23, 1996                                   19,314,006
 ................................................................................
 20,000,000     Federal National
                Mortgage Assn., effective yield of 5.51%,
                March 1, 1996                                     19,815,211
 ................................................................................
 20,000,000     Federal National
                Mortgage Assn., effective yield of 5.53%,
                February 14, 1996                                 19,858,678
 ................................................................................
 20,000,000     Ford Motor Credit
                Co., effective yield of 5.68%,
                February 9, 1996                                  19,870,622
 ................................................................................
 22,000,000     GTE North Corp.,
                effective yield of 5.67%, February
                16, 1996                                          21,836,279
 ................................................................................
  5,000,000     General Electric
                Capital Corp., effective yield of 5.45%,
                April 22, 1996                                     4,914,828
 ................................................................................
 15,000,000     Natural Rural Utilities Cooperative
                Finance Corp., effective yield of 5.65%,
                February 5, 1996                                  14,912,896
 ................................................................................
  5,025,000     Sheffield Receivables Corp., effective
                yield of 5.66%,
                February 13, 1996                                  4,989,448
 ................................................................................
 10,000,000     USAA Capital
                Corp., effective yield of 5.68%,
                January 19, 1996                                   9,968,444
 ................................................................................
 23,210,000     Interest in $744,817,000 joint
                repurchase agreement dated
                December 29, 1995 with Morgan
                Stanley Co., Inc. due January 2,
                1996 with respect to various
                U.S. Treasury obligations-
                maturity value of $23,225,138 for an
                effective yield of 5.87%                          23,221,354
--------------------------------------------------------------------------------
                Total Short-Term Investments (cost
                $228,015,799)                                   $228,028,447
--------------------------------------------------------------------------------
                Total Investments
                (cost $2,803,778,847)***                      $3,324,653,224
--------------------------------------------------------------------------------

See page 66 for Notes to the Portfolios.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                               PCM GLOBAL ASSET ALLOCATION FUND
Portfolio of investments owned
December 31, 1995

COMMON STOCKS (58.3%)*
-------------------------------------------------------------------------------
Number of Shares                                                    Value
 ...............................................................................
AEROSPACE AND DEFENSE (0.8%)
 ...............................................................................
   24,600       Boeing Co.                                        $1,928,025
 ...............................................................................
   28,800       Lockheed Martin Corp.                              2,275,200
-------------------------------------------------------------------------------
                                                                   4,203,225
-------------------------------------------------------------------------------
AUTOMOTIVE (1.5%)
 ...............................................................................
    9,800       Autoliv AB (Sweden)                                  572,461
 ...............................................................................
   35,000       Bridgestone Corp. (Japan)                            555,394
 ...............................................................................
   16,778       Chrysler Corp.                                       929,082
 ...............................................................................
    5,650       Custom Chrome, Inc.+                                 130,656
 ...............................................................................
   38,000       Echlin, Inc.                                       1,387,000
 ...............................................................................
    6,500       Edelbrock Corp.+                                     102,375
 ...............................................................................
   30,350       General Motors Corp.                               1,604,756
 ...............................................................................
   14,540       Magna International, Inc.
                Class A                                              628,855
 ...............................................................................
   11,910       Michelin Corp. Class B
                (Registered) (France)                                474,166
 ...............................................................................
   37,000       Mitsubishi Motors Corp.
                (Japan)                                              301,084
 ...............................................................................
    1,700       Peugeot Citroen S.A.
                (France)                                             223,871
 ...............................................................................
   31,750       Varity Corp.+                                      1,178,719
-------------------------------------------------------------------------------
                                                                   8,088,419
-------------------------------------------------------------------------------
BASIC INDUSTRIAL PRODUCTS (0.9%)
 ...............................................................................
    7,563       Brady (W.H.) Co., Class A                            204,201
 ...............................................................................
    2,600       Computational Systems,
                Inc.+                                                 40,300
 ...............................................................................
   21,500       Danieli & Co. (Italy)                                135,476
 ...............................................................................
    4,700       JLG Industries, Inc.                                 139,825
 ...............................................................................
   27,200       Minnesota Mining &
                Manufacturing Co.                                  1,802,000
 ...............................................................................
   72,000       Mitsui Fudosan Co. Ltd.
                (Japan)                                              631,176
 ...............................................................................
    1,000       Rieter Holding AG (Registered)
                (Switzerland)                                        288,687
 ...............................................................................
      830       Sommer Allibert (France)                             219,450
 ...............................................................................
   21,750       Sundstrand Corp.                                   1,530,656
-------------------------------------------------------------------------------
                                                                   4,991,771
-------------------------------------------------------------------------------
BIOTECHNOLOGY (0.3%)
 ...............................................................................
   22,800       Amgen, Inc.+                                       1,353,750
-------------------------------------------------------------------------------
BROADCASTING (0.6%)
 ...............................................................................
    9,500       Capital Cities/ABC, Inc.                           1,172,063
 ...............................................................................
    7,200       Clear Channel Communications, Inc.+                  317,700
 ...............................................................................
    8,200       Evergreen Media Corp.
                Class A+                                             262,400
 ...............................................................................
    6,510       Heartland Wireless Communications, Inc.+             193,673
 ...............................................................................
    2,850       Renaissance Communications Corp.+                     63,056
 ...............................................................................
    6,875       SAGA Communications Inc,
                Class A+                                             111,719
 ...............................................................................
    6,500       SFX Broadcasting, Inc.
                Class A+                                             196,625
 ...............................................................................
    3,300       Sinclair Broadcast Group, Inc.
                Class A+                                              56,925
 ...............................................................................

COMMON STOCKS
-------------------------------------------------------------------------------
Number of Shares                          Value
 ...............................................................................
   31,675       Tele-Comm Liberty Media Group, Inc. Class
                A+                                                  $851,266
-------------------------------------------------------------------------------
                                                                   3,225,427
-------------------------------------------------------------------------------
BUILDING AND CONSTRUCTION (0.9%)
 ...............................................................................
  114,800       CRH PLC (Ireland)                                    858,279
 ...............................................................................
   19,300       Fluor Corp.                                        1,273,800
 ...............................................................................
   10,000       Lafarge Coppee (Bearer) (France)                     643,156
 ...............................................................................
   12,900       Masco Corp.                                          404,738
 ...............................................................................
   27,000       Nishimatsu Construction Co. (Japan)                  316,110
 ...............................................................................
   30,000       Shimizu Corp. (Japan)                                304,790
 ...............................................................................
   18,000       Tostem Corp. (Japan)                                 597,388
 ...............................................................................
    4,300       VA Technolgies AG (Austria)                          544,681
-------------------------------------------------------------------------------
                                                                   4,942,942
-------------------------------------------------------------------------------
BUSINESS EQUIPMENT AND SERVICES (3.7%)
 ...............................................................................
   10,500       Accustaff, Inc.+                                     462,000
 ...............................................................................
   12,800       Alco Standard Corp.                                  584,000
 ...............................................................................
    5,600       Alternative Resources Corp.+                         169,400
 ...............................................................................
    9,375       American Business Information, Inc.+                 181,641
 ...............................................................................
    8,800       CORT Business Services Corp.+                        144,100
 ...............................................................................
    4,925       Cambridge Technology Partners, Inc.+                 283,188
 ...............................................................................
   13,400       Ceridian Corp.+                                      552,750
 ...............................................................................
   16,300       Cisco Systems, Inc.+                               1,216,388
 ...............................................................................
    2,500       Corestaff, Inc.+                                      91,250
 ...............................................................................
   37,000       Dai Nippon Printing Co., Ltd. (Japan)                626,512
 ...............................................................................
   24,250       Dun & Bradstreet Corp.                             1,570,188
 ...............................................................................
   22,300       First Data Corp.                                   1,491,313
 ...............................................................................
    6,100       Fiserv Inc.+                                         183,000
 ...............................................................................
   30,100       General Motors Corp. Class E                       1,565,200
 ...............................................................................
   14,200       HBO & Co.                                          1,088,075
 ...............................................................................
   22,700       Hewlett-Packard Co.                                1,901,125
 ...............................................................................
   29,800       IBM Corp.                                          2,734,150
 ...............................................................................
   13,000       Komori Printing Machinery Co., Ltd. (Japan)          327,044
 ...............................................................................
    3,600       META Group, Inc.+                                    110,250
 ...............................................................................
    2,600       Mecklermedia Corp.+                                   41,600
 ...............................................................................
    2,100       Mecon, Inc.+                                          33,338
 ...............................................................................
    2,650       National Data Corp.                                   65,588
 ...............................................................................
    7,550       Robert Half International, Inc.+                     316,156
 ...............................................................................
    7,100       SOS Staffing Services, Inc.+                          66,563
 ...............................................................................
   15,300       Securicor Group PLC Class A (United Kingdom)         209,878
 ...............................................................................
   19,300       Security Services PLC (United Kingdom)               265,645
 ...............................................................................
      320       Societe Generale de Surveillance Holdings S.A.
                (Bearer) (Switzerland)                               635,284
 ...............................................................................
   20,450       Xerox Corp.                                        2,801,650
 ...............................................................................

                                               PCM GLOBAL ASSET ALLOCATION FUND

COMMON STOCKS
-------------------------------------------------------------------------------
Number of Shares                                                    Value
 ...............................................................................
BUSINESS EQUIPMENT AND SERVICES (continued)
 ...............................................................................
  10,000        Zebra Technologies Corp.+                           $340,000
-------------------------------------------------------------------------------
                                                                  20,057,276
-------------------------------------------------------------------------------
CHEMICALS (1.7%)
 ...............................................................................
   5,000        Akzo-Nobel N.V. (Netherlands)                        577,474
 ...............................................................................
  26,469        du Pont (E.I.) de Nemours & Co., Ltd.              1,849,521
 ...............................................................................
   3,700        Dutch States Mines N.V. (Netherlands)                303,920
 ...............................................................................
   9,200        Eastman Chemical Co.                                 576,150
 ...............................................................................
   9,500        Grace (W.R.) & Co.                                   561,688
 ...............................................................................
   8,500        Great Lakes Chemical Corp.                           612,000
 ...............................................................................
  34,600        Praxair, Inc.                                      1,163,425
 ...............................................................................
  50,000        Sekisui Chemical Co. Ltd. (Japan)                    735,365
 ...............................................................................
     785        Solvay S.A. (Belgium)                                422,915
 ...............................................................................
  30,600        Union Carbide Corp.                                1,147,500
 ...............................................................................
  35,850        Witco Chemical Corp.                               1,048,613
-------------------------------------------------------------------------------
                                                                   8,998,571
-------------------------------------------------------------------------------
COMPUTER SERVICES AND SOFTWARE (2.2%)
 ...............................................................................
  27,200        3Com Corp.+                                        1,268,200
 ...............................................................................
   3,600        Analysts International Corp.                         108,000
 ...............................................................................
   5,100        Bisys Group, Inc. (The)+                             156,825
 ...............................................................................
   3,700        Boca Research, Inc.+                                  98,050
 ...............................................................................
   3,000        Business Objects S.A., ADR (France)+                 145,125
 ...............................................................................
   1,300        CMG Information Services, Inc.+                      120,738
 ...............................................................................
  14,400        Cabletron Systems, Inc.+                           1,166,400
 ...............................................................................
   3,400        Citrix Systems, Inc.+                                110,500
 ...............................................................................
  11,350        Computer Horizons Corp.+                             431,300
 ...............................................................................
   1,200        Enterprise Systems, Inc.+                             36,600
 ...............................................................................
  65,000        Fujitsu Ltd. (Japan)                                 723,271
 ...............................................................................
  15,668        Getronics Electric N.V. (Netherlands)                731,238
 ...............................................................................
   2,400        HPR, Inc.+                                            72,300
 ...............................................................................
     800        IDX Systems Corp.+                                    27,800
 ...............................................................................
   5,000        Imnet Systems, Inc.+                                 120,000
 ...............................................................................
   3,400        Inso Corporation+                                    144,500
 ...............................................................................
   5,025        Keane, Inc.+                                         111,178
 ...............................................................................
   6,975        McAfee Associates, Inc.+                             306,028
 ...............................................................................
   6,275        Mercury Interactive Corp.+                           114,519
 ...............................................................................
   4,800        Microcom, Inc.+                                      124,800
 ...............................................................................
  23,500        Microsoft Corp.+                                   2,062,125
 ...............................................................................
   8,100        Network Express, Inc.+                                41,513
 ...............................................................................
   6,800        Pairgain Technologies, Inc.+                         372,300
 ...............................................................................
  19,900        Parametric Technology Corp.+                       1,323,350
 ...............................................................................
   3,933        Project Software & Development, Inc.+                137,163
 ...............................................................................
   4,800        Renaissance Solutions, Inc.+                          68,400
 ...............................................................................
   1,550        Secure Computing Corp.+                               86,800
 ...............................................................................

COMMON STOCKS
-------------------------------------------------------------------------------
Number of Shares                                                    Value
 ...............................................................................
   6,800        Security Dynamics Technologies, Inc.+               $370,600
 ...............................................................................
   1,300        Shiva Corp.                                           94,575
 ...............................................................................
   7,375        Sierra On-Line, Inc.+                                212,031
 ...............................................................................
   3,823        Softkey International, Inc.+                          88,407
 ...............................................................................
  14,400        Sybase, Inc.+                                        518,400
 ...............................................................................
   4,200        Tivoli Systems, Inc.+                                141,750
 ...............................................................................
   4,200        Vantive Corp.+                                        94,500
-------------------------------------------------------------------------------
                                                                  11,729,286
-------------------------------------------------------------------------------
CONGLOMERATES (2.7%)
 ...............................................................................
  19,700        Allied-Signal, Inc.                                  935,750
 ...............................................................................
  58,080        Corning, Inc.                                      1,858,560
 ...............................................................................
     739        Financiere et Industrelle Gaz et Eaux (France)       256,100
 ...............................................................................
  56,750        General Motors Corp. Class H                       2,787,844
 ...............................................................................
  50,539        HSBC Holdings PLC (Hong Kong)                        764,752
 ...............................................................................
  75,000        Hutchison Whampoa, Ltd. (Hong Kong)+                 456,868
 ...............................................................................
  13,100        ITT Industries, Inc.+                                314,400
 ...............................................................................
  68,000        Jardine Matheson Holdings Ltd. (Singapore)           465,800
 ...............................................................................
  21,900        Johnson Controls Inc.                              1,505,625
 ...............................................................................
   1,700        Preussag AG (Germany)                                474,160
 ...............................................................................
  35,100        TRW, Inc.                                          2,720,250
 ...............................................................................
  24,350        Tenneco Inc.                                       1,208,369
 ...............................................................................
   8,550        United Technologies Corp.                            811,181
-------------------------------------------------------------------------------
                                                                  14,559,659
-------------------------------------------------------------------------------
CONSUMER DURABLE GOODS (0.3%)
 ...............................................................................
  32,500        Black & Decker Manufacturing Co.                   1,145,625
 ...............................................................................
  10,100        Blyth Industries, Inc.+                              297,950
 ...............................................................................
   5,400        Cannondale Corp.+                                     85,725
 ...............................................................................
   4,593        Harman International Industries, Inc.                184,294
-------------------------------------------------------------------------------
                                                                   1,713,594
-------------------------------------------------------------------------------
CONSUMER NON DURABLES (4.5%)
 ...............................................................................
  48,800        American Brands, Inc.                              2,177,700
 ...............................................................................
  11,450        Authentic Fitness Corp.+                             237,588
 ...............................................................................
  27,500        Avon Products, Inc.                                2,072,813
 ...............................................................................
  80,248        B A T Industries PLC (United Kingdom)                705,881
 ...............................................................................
  16,100        Colgate-Palmolive Co.                              1,131,025
 ...............................................................................
   7,775        Fastenal Co.                                         328,494
 ...............................................................................
  48,000        KAO Corp. (Japan)                                    594,485
 ...............................................................................
  58,302        Kimberly-Clark Corp.                               4,824,491
 ...............................................................................
  20,300        Nike, Inc.                                         1,413,388
 ...............................................................................
  57,250        Philip Morris Cos., Inc.                           5,181,125
 ...............................................................................
  22,300        Procter & Gamble Co.                               1,850,900
 ...............................................................................
   8,800        St. John Knits, Inc.                                 467,500
 ...............................................................................
  29,200        Svenska Cellulosa AB Ser. B (Sweden)                 452,802
 ...............................................................................


                                               PCM GLOBAL ASSET ALLOCATION FUND

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                    Value
 ...............................................................................
CONSUMER NON DURABLES (continued)
 ...............................................................................
  16,000        Tabacalera S.A. Ser. A (Spain)                      $605,163
 ...............................................................................
  39,765        Tate & Lyle PLC (United Kingdom)                     290,921
 ...............................................................................
   8,740        Tommy Hilfiger Corp.+                                370,358
 ...............................................................................
  78,000        Toray Industries Inc. (Japan)                        513,208
 ...............................................................................
   5,210        Unilever N.V. (Netherlands)                          731,086
--------------------------------------------------------------------------------
                                                                  23,948,928
--------------------------------------------------------------------------------
CONSUMER SERVICES (1.0%)
 ...............................................................................
   4,340        America Online, Inc.+                                162,750
 ...............................................................................
   7,600        Apple South, Inc.                                    163,400
 ...............................................................................
  27,750        CUC International, Inc.+                             946,969
 ...............................................................................
  10,300        Century Communications Corp.
                A+                                                    82,400
 ...............................................................................
  11,500        EZ Communications, Inc. Class A+                     207,000
 ...............................................................................
  38,000        Genting Berhad Co. (Malaysia)                        317,353
 ...............................................................................
   4,125        LIN Television Corp.+                                122,719
 ...............................................................................
   8,900        Landry's Seafood Restaurants, Inc.+                  151,856
 ...............................................................................
   8,800        Loewen Group, Inc.                                   222,750
 ...............................................................................
  24,600        Marriott International, Inc.                         940,950
 ...............................................................................
  34,800        Mirage Resorts, Inc.+                              1,200,600
 ...............................................................................
   5,900        Moovies, Inc.+                                        79,650
 ...............................................................................
   7,575        On Assignment, Inc.+                                 248,081
 ...............................................................................
   2,700        Payment Services, Inc.+                               81,675
 ...............................................................................
   5,700        Quantum Restaurant Group, Inc.+                       64,125
 ...............................................................................
   8,300        Stewart Enterprises, Inc. Class A                    307,100
 ...............................................................................
   7,225        Young Broadcasting Corp. Class A+                    204,106
-------------------------------------------------------------------------------
                                                                   5,503,484
-------------------------------------------------------------------------------
ELECTRONICS AND ELECTRICAL EQUIPMENT (3.7%)
 ...............................................................................
  14,600        Actel Corp.+                                         156,950
 ...............................................................................
  28,500        Applied Materials, Inc.+                           1,122,188
 ...............................................................................
     500        BBC Brown Boveri & Cie AG (Bearer) (Switzerland)     580,841
 ...............................................................................
   9,532        Baldor Electric Co.                                  191,832
 ...............................................................................
   8,400        C.P. Clare Corp.+                                    172,200
 ...............................................................................
  29,000        Clipsal Industries Ltd. (Singapore)                   65,540
 ...............................................................................
   7,773        Credence Systems Corp.+                              177,807
 ...............................................................................
   1,500        Cyberoptics Corp.+                                    59,625
 ...............................................................................
  28,850        Eaton Corp.                                        1,547,081
 ...............................................................................
   3,750        Eltron International, Inc.+                          133,125
 ...............................................................................
  18,800        Emerson Electric Co.                               1,536,900
 ...............................................................................
   5,800        Flextronics International Ltd.+                      174,000
 ...............................................................................
  10,000        Futaba Corp. (Japan)                                 457,668
 ...............................................................................
 110,000        General Electric Co. PLC (United Kingdom)            605,275
 ...............................................................................

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                    Value
 ...............................................................................
  11,550        Hirose Electric Co. Ltd. (Japan)                    $663,832
 ...............................................................................
  61,400        Honeywell, Inc.                                    2,985,575
 ...............................................................................
   5,025        ITI Technologies, Inc.+                              149,494
 ...............................................................................
  19,200        Intel Corp.                                        1,089,600
 ...............................................................................
   2,900        Jabil Circuit, Inc.+                                  32,625
 ...............................................................................
   6,000        Kyocera Corp. (Japan)                                445,283
 ...............................................................................
  20,300        LSI Logic Corp.+                                     664,825
 ...............................................................................
  46,666        Leader Universal (Singapore)                         106,623
 ...............................................................................
  22,000        Linear Technology Corp.                              863,500
 ...............................................................................
   5,400        Mabuchi Motor (Japan)                                335,443
 ...............................................................................
  26,000        Molins PLC (United Kingdom)                          311,116
 ...............................................................................
  20,000        Murata Manufacturing Co. Ltd. (Japan)                735,365
 ...............................................................................
  23,000        Nippondenso Co., Ltd. (Japan)                        429,511
 ...............................................................................
  34,000        Omron Tateisi Electronics Co. (Japan)                782,971
 ...............................................................................
   6,370        Peak Technologies Group, Inc.+                       199,063
 ...............................................................................
  11,000        Rohm Co. Ltd. (Japan)                                620,513
 ...............................................................................
  13,300        SGS-Thomson Microelectronics ADR                     535,325
 ...............................................................................
   5,700        Sanmina Corp.+                                       295,688
 ...............................................................................
  41,000        Sharp Corp. (Japan)                                  654,572
 ...............................................................................
  44,444        Siebe PLC (United Kingdom)                           546,972
 ...............................................................................
  13,200        Sierra Semiconductor Corp.+                          183,150
 ...............................................................................
   4,900        Smartflex Systems, Inc.+                              86,975
 ...............................................................................
  10,600        Telcom Semiconductor, Inc.+                           76,850
--------------------------------------------------------------------------------
                                                                  19,775,903
--------------------------------------------------------------------------------
ENERGY-RELATED (0.1%)
 ...............................................................................
  18,800        IHC Caland N.V. (Netherlands)                        631,736
--------------------------------------------------------------------------------
ENTERTAINMENT (0.6%)
 ...............................................................................
  13,100        ITT Corp. (New)+                                     694,300
 ...............................................................................
   4,050        Regal Cinemas, Inc.+                                 120,488
 ...............................................................................
   6,200        Scientific Games Holdings Corp.+                     234,050
 ...............................................................................
  10,500        Sodak Gaming, Inc.+                                  216,563
 ...............................................................................
   5,600        Speedway Motorsports, Inc.+                          168,000
 ...............................................................................
   9,500        Studio Plus Hotels, Inc.+                            244,625
 ...............................................................................
  28,800        Viacom, Inc. Class B+                              1,364,400
--------------------------------------------------------------------------------
                                                                   3,042,426
--------------------------------------------------------------------------------
FOOD AND BEVERAGES (1.9%)
 ...............................................................................
  17,300        Anheuser-Busch Cos., Inc.                          1,156,938
 ...............................................................................
  87,073        Argyll Group PLC (United Kingdom)                    458,875
 ...............................................................................
  13,000        Danisco A/S (Denmark)                                625,842
 ...............................................................................
   1,900        Docks de France (France)                             288,166
 ...............................................................................
  15,950        General Mills, Inc.                                  921,113
 ...............................................................................
  75,887        Greencore Group PLC (Ireland)                        651,002
 ...............................................................................
  60,000        Guinness PLC (United Kingdom)                        440,820
 ...............................................................................
  24,750        Heinz (H.J.) Co.                                     819,844
 ...............................................................................
   7,900        IBP, Inc.                                            398,950
 ...............................................................................


                                               PCM GLOBAL ASSET ALLOCATION FUND

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                    Value
 ...............................................................................
FOOD AND BEVERAGES (continued)
 ...............................................................................
  31,100        Nabisco Holdings Corp. Class A                    $1,014,638
 ...............................................................................
     530        Nestle S.A. (Registered) (Switzerland)               586,285
 ...............................................................................
  33,000        PepsiCo, Inc.                                      1,843,875
 ...............................................................................
  13,000        Pioneer Hi-Bred International, Inc.                  723,125
--------------------------------------------------------------------------------
                                                                   9,929,473
--------------------------------------------------------------------------------
HEALTH CARE (0.9%)
 ...............................................................................
     600        ABR Information Services, Inc.+                       26,400
 ...............................................................................
   2,600        Access Health, Inc.+                                 115,050
 ...............................................................................
   2,770        Advantage Health Corp.+                              120,841
 ...............................................................................
   7,925        American HomePatient, Inc.+                          233,788
 ...............................................................................
  18,250        Benson Eyecare Corp.+                                164,250
 ...............................................................................
  21,400        Columbia/HCA Healthcare Corp.                      1,086,050
 ...............................................................................
   5,450        Community Health Systems Inc.+                       194,156
 ...............................................................................
   5,850        Compdent Corp.+                                      242,775
 ...............................................................................
   4,650        Daig Corp.+                                          106,950
 ...............................................................................
   7,100        Genesis Health Ventures, Inc.+                       259,150
 ...............................................................................
   8,597        Health Management Assoc., Inc. (New)+                224,597
 ...............................................................................
   2,100        HealthPlan Services Corp.+                            52,500
 ...............................................................................
   8,600        Healthcare Services Group, Inc.+                      80,625
 ...............................................................................
   4,900        I-Stat Corp.+                                        159,250
 ...............................................................................
   4,350        Lincare Holdings, Inc.+                              108,750
 ...............................................................................
   6,700        Living Centers of America, Inc.+                     234,500
 ...............................................................................
   4,650        Lunar Corp.+                                         127,875
 ...............................................................................
   3,400        Medisense Inc.+                                      107,525
 ...............................................................................
   7,500        Minntech Corp.                                       147,656
 ...............................................................................
   7,100        Owen Healthcare, Inc.+                               196,138
 ...............................................................................
   1,000        Pediatrix Medical Group, Inc.+                        27,500
 ...............................................................................
  15,000        Santen Pharmaceutical (Japan)                        339,623
 ...............................................................................
   4,275        Sierra Health Services+                              135,731
 ...............................................................................
   2,600        Target Therapeutics, Inc.+                           111,150
 ...............................................................................
   3,100        United Dental Care, Inc.+                            127,875
 ...............................................................................
   5,850        Wellcare Management Group, Inc.+                     125,775
--------------------------------------------------------------------------------
                                                                   4,856,480
--------------------------------------------------------------------------------
HOSPITAL MANAGEMENT AND MEDICAL SERVICES (--%)
 ...............................................................................
   5,100        ARV Assisted Living, Inc.+                            59,925
 ...............................................................................
   2,400        Emeritus Corp.+                                       27,900
 ...............................................................................
     500        National Surgery Centers, Inc.+                       11,500
 ...............................................................................
   4,000        Sterling House Corp.+                                 38,500
--------------------------------------------------------------------------------
                                                                     137,825
--------------------------------------------------------------------------------
INSURANCE AND FINANCE (8.5%)
 ...............................................................................
   8,160        ABN AMRO Holding N.V. (Netherlands)+                 371,186
 ...............................................................................
  16,970        Aegon N.V. (Netherlands)+                            749,764
 ...............................................................................

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                    Value
 ...............................................................................
   8,900        Aetna Life & Casualty Co.                           $616,325
 ...............................................................................
 122,527        Allied Irish Banks PLC (Ireland)                     661,591
 ...............................................................................
  15,150        American International Group, Inc.                 1,401,375
 ...............................................................................
  14,000        Argentaria Corp. (Spain)                             575,563
 ...............................................................................
     300        Baer Holdings AG (Germany)                           334,200
 ...............................................................................
  17,020        Banco Frances del Rio de la Plata S.A.
                (Argentina)                                          150,612
 ...............................................................................
   5,610        Banco Totta & Accores S.A. (Portugal)                 92,651
 ...............................................................................
  19,000        Banco de Bilbao Vizcaya (Spain)                      682,700
 ...............................................................................
  23,600        Bank of Boston Corp.                               1,091,500
 ...............................................................................
  67,000        Bank of Ireland (Ireland)+                           482,717
 ...............................................................................
  49,200        BankAmerica Corp.                                  3,185,700
 ...............................................................................
  21,903        Bankers Trust New York Corp.                       1,456,550
 ...............................................................................
   2,100        Barnett Banks, Inc.                                  123,900
 ...............................................................................
  21,850        Beneficial Corp.                                   1,018,756
 ...............................................................................
  17,650        CIGNA Corp.                                        1,822,363
 ...............................................................................
   4,875        CRA Managed Care, Inc.+                              106,641
 ...............................................................................
   1,650        Cetelem Group (France)                               309,112
 ...............................................................................
  19,800        Chemical Banking Corp.                             1,163,250
 ...............................................................................
  27,700        Citicorp                                           1,862,825
 ...............................................................................
   7,800        Concord EFS, Inc.+                                   329,550
 ...............................................................................
   7,720        Credit Locale de France S.A. (France)                616,908
 ...............................................................................
  56,000        Daiwa Securities Co. Ltd. (Japan)                    856,120
 ...............................................................................
  47,000        Development Bank of Singapore Ltd. (Registered)
                (Singapore)                                          585,090
 ...............................................................................
  19,000        Federal National Mortgage Association              2,358,375
 ...............................................................................
   3,400        First Commonwealth, Inc.+                             88,400
 ...............................................................................
  70,217        Fleet Financial Group, Inc.                        2,861,343
 ...............................................................................
  17,100        Franklin Resources, Inc.                             861,413
 ...............................................................................
  60,800        Guoco Group Ltd. (Hong Kong)                         293,306
 ...............................................................................
   3,800        HCC Insurance Holdings, Inc.+                        140,600
 ...............................................................................
   4,000        Healthwise of America, Inc.+                         156,000
 ...............................................................................
  13,100        ITT Hartford Group, Inc.+(S)(S)(S)                   633,713
 ...............................................................................
  26,000        MBNA Corp.                                           958,750
 ...............................................................................
  16,700        MGIC Investment Corp.                                905,975
 ...............................................................................
  20,000        Merrill Lynch & Co., Inc.                          1,020,000
 ...............................................................................
  24,000        Mitsubishi Bank Ltd. (Japan)                         564,296
 ...............................................................................
  28,340        Morgan (J.P.) & Co., Inc.                          2,274,285
 ...............................................................................
     155        Munich Re (Germany)+                                 336,371
 ...............................................................................
  33,850        NationsBank Corp.                                  2,356,806
 ...............................................................................
  54,650        PNC Bank Corp.                                     1,762,463
 ...............................................................................
   7,100        Reinsurance Group America, Inc.                      260,038
 ...............................................................................
  69,300        Reliance Group Holdings, Inc.                        597,713
 ...............................................................................
 103,000        Royal Insurance Holdings PLC (United Kingdom)        609,863
 ...............................................................................
   4,985        Societe Generale (France)                            614,805
 ...............................................................................


                                               PCM GLOBAL ASSET ALLOCATION FUND

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                    Value
 ...............................................................................
INSURANCE AND FINANCE (continued)
 ...............................................................................
    514         Swiss Reinsurance Co. (Registered)
                (Switzerland)                                       $597,996
 ...............................................................................
 50,000         Tokio Marine & Fire Insurance Co. Ltd. (The)
                (Japan)                                              653,121
 ...............................................................................
 28,466         Travelers Group Inc.                               1,789,800
 ...............................................................................
  5,200         Trenwick Group Inc.                                  292,500
 ...............................................................................
 30,300         USF&G Corp.                                          511,313
 ...............................................................................
    540         Union Bank of Switzerland (Bearer)
                (Switzerland)                                        585,176
 ...............................................................................
 69,300         United Overseas Bank Ltd. (Registered)
                (Singapore)                                          666,629
-------------------------------------------------------------------------------
                                                                  45,397,999
-------------------------------------------------------------------------------
LEISURE (--%)
 ...............................................................................
  9,200         Galoob (Lewis) Toys, Inc.+                           108,100
-------------------------------------------------------------------------------
MEDICAL SUPPLIES AND DEVICES (1.1%)
 ...............................................................................
 10,325         AVECOR Cardiovascular, Inc.+                         183,269
 ...............................................................................
 73,850         Baxter International, Inc.                         3,092,469
 ...............................................................................
  4,100         Bio-Vascular, Inc.+                                   48,175
 ...............................................................................
  2,000         Endosonics Corp.+                                     30,250
 ...............................................................................
 20,200         Guidant Corp.                                        853,450
 ...............................................................................
  5,000         ICU Medical, Inc.+                                    85,000
 ...............................................................................
  7,400         IDEXX Laboratories, Inc.+                            347,800
 ...............................................................................
  8,400         Igen, Inc.+                                           49,350
 ...............................................................................
  5,500         Instent, Inc.+                                        82,500
 ...............................................................................
  9,000         Medtronic, Inc.                                      502,875
 ...............................................................................
  9,100         Meridian Diagnostics, Inc.                           102,375
 ...............................................................................
  3,700         Research Industries Corp.+                            99,900
 ...............................................................................
 11,000         Sola International, Inc.+                            277,750
 ...............................................................................
  1,700         Uromed Corp.+                                         21,888
 ...............................................................................
  3,025         Vencor, Inc.+                                         98,313
-------------------------------------------------------------------------------
                                                                   5,875,364
-------------------------------------------------------------------------------
METALS AND MINING (0.4%)
 ...............................................................................
 64,350         Freeport-McMoRan Copper & Gold Co., Inc. Class
                A                                                  1,801,800
 ...............................................................................
    530         N.V. Bekaert S.A. (Belgium)                          435,486
 ...............................................................................
 35,000         Nisshin Steel Co., Ltd. (Japan)                      141,219
-------------------------------------------------------------------------------
                                                                   2,378,505
-------------------------------------------------------------------------------
OIL AND GAS (4.3%)
 ...............................................................................
 25,600         Amoco Corp.                                        1,840,000
 ...............................................................................
  8,800         Atlantic Richfield Co.                               974,600
 ...............................................................................
 27,500         British Petroleum PLC ADR (United Kingdom)         2,808,438
 ...............................................................................
 40,124         Burmah Oil PLC (United Kingdom)                      580,870
 ...............................................................................
 51,950         Enron Corp.                                        1,980,594
 ...............................................................................
 21,200         Exxon Corp.                                        1,698,650
 ...............................................................................
 19,100         Halliburton Co.                                      966,938
 ...............................................................................

COMMON STOCKS
-------------------------------------------------------------------------------
Number of Shares                                                    Value
 ...............................................................................
  26,600        Mobil Corp.                                       $2,979,200
 ...............................................................................
  87,406        Occidental Petroleum Corp.                         1,868,303
 ...............................................................................
  21,050        Panhandle Eastern Corp.                              586,769
 ...............................................................................
  26,700        Phillips Petroleum Co.                               911,138
 ...............................................................................
  16,300        Repsol S.A. (Spain)                                  532,745
 ...............................................................................
  10,000        Repsol S.A. ADS (Spain)                              328,750
 ...............................................................................
  28,000        Shell Transportation & Trading (United Kingdom)      369,768
 ...............................................................................
   8,005        Societe Nationale Elf Aquitaine (Bearer)
                (France)                                             588,769
 ...............................................................................
  32,200        Sonat, Inc.                                        1,147,125
 ...............................................................................
  77,332        Total Corp. ADR (France)                           2,629,288
-------------------------------------------------------------------------------
                                                                  22,791,945
-------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS (0.8%)
 ...............................................................................
  16,600        Cartiere Burgo S.P.A. (Italy)+                        82,895
 ...............................................................................
  34,000        Mayr-Melnhof Karton AG 144A ADS (Austria)+           425,000
 ...............................................................................
  33,150        Rayonier, Inc.                                     1,106,381
 ...............................................................................
  33,735        Repola (Finland)                                     634,509
 ...............................................................................
  42,750        Weyerhaeuser Co.                                   1,848,938
-------------------------------------------------------------------------------
                                                                   4,097,723
-------------------------------------------------------------------------------
PHARMACEUTICALS (3.9%)
 ...............................................................................
  12,900        American Home Products Corp.                       1,251,300
 ...............................................................................
  18,900        Astra AB (Sweden)+                                   754,042
 ...............................................................................
  18,350        Bristol-Myers Squibb Co.                           1,575,806
 ...............................................................................
     900        Ciba-Geigy AG (Registered) (Switzerland)             791,938
 ...............................................................................
  13,275        Dura Pharmaceuticals, Inc.+                          461,306
 ...............................................................................
   1,400        Gilead Sciences, Inc.+                                44,800
 ...............................................................................
   7,600        Immulogic Pharmaceutical Corp.+                      146,300
 ...............................................................................
  23,900        Johnson & Johnson                                  2,046,438
 ...............................................................................
  28,800        Lilly (Eli) & Co.                                  1,620,000
 ...............................................................................
  23,400        Merck & Co., Inc.                                  1,538,550
 ...............................................................................
   5,900        Parexel International Corp.+                         196,175
 ...............................................................................
  21,200        Pfizer, Inc.                                       1,335,600
 ...............................................................................
 114,262        Pharmacia & Upjohn, Inc.+                          4,427,653
 ...............................................................................
   9,000        Pharmacia & Upjohn, Inc. Depository Shares
                (Sweden)                                             355,003
 ...............................................................................
  32,200        Smithkline Beecham PLC ADR (United Kingdom)        1,787,100
 ...............................................................................
  20,400        Warner-Lambert Co.                                 1,981,350
 ...............................................................................
  27,000        Yamanouchi Pharmaceutical Co. Ltd. (Japan)           579,971
-------------------------------------------------------------------------------
                                                                  20,893,332
-------------------------------------------------------------------------------
PHOTOGRAPHY (1.1%)
 ...............................................................................
  51,250        Eastman Kodak Co.                                  3,433,750
 ...............................................................................
  53,000        Polaroid Corp.                                     2,510,875
-------------------------------------------------------------------------------
                                                                   5,944,625
-------------------------------------------------------------------------------


                                               PCM GLOBAL ASSET ALLOCATION FUND

COMMON STOCKS
-------------------------------------------------------------------------------
Number of Shares                                                    Value
 ...............................................................................
PUBLISHING (0.5%)
 ...............................................................................
  20,900        Harcourt General, Inc.                              $875,188
 ...............................................................................
  13,400        McGraw-Hill, Inc.                                  1,167,475
 ...............................................................................
  22,400        Pearson PLC (United Kingdom)                         216,653
 ...............................................................................
  20,400        Singapore Press Holdings (Registered)
                (Singapore)                                          360,730
-------------------------------------------------------------------------------
                                                                   2,620,046
-------------------------------------------------------------------------------
REAL ESTATE (0.2%)
 ...............................................................................
 321,000        Amoy Properties Ltd. (Hong Kong)+                    319,671
 ...............................................................................
  87,000        Cheung Kong Holdings Ltd. (Hong Kong)                529,966
 ...............................................................................
 100,000        Hong Kong Land Holdings Ltd. (Hong Kong)             185,000
-------------------------------------------------------------------------------
                                                                   1,034,637
-------------------------------------------------------------------------------
REIT'S (0.2%)
 ...............................................................................
  39,200        Meditrust Corp.                                    1,367,100
-------------------------------------------------------------------------------
RETAIL (2.5%)
 ...............................................................................
  10,200        Dayton Hudson Corporation                            765,000
 ...............................................................................
   7,000        Department 56, Inc.+                                 268,625
 ...............................................................................
  44,300        Federated Department Stores+                       1,218,250
 ...............................................................................
  13,000        Ito-Yokado Co., Ltd. (Japan)                         800,000
 ...............................................................................
 101,100        K mart Corp.                                         732,975
 ...............................................................................
  17,100        Kenneth Cole Productions, Inc. Class A+              320,625
 ...............................................................................
  36,000        Marui Co. Ltd. (Japan)                               748,912
 ...............................................................................
  36,000        Melville Corporation                               1,107,000
 ...............................................................................
   8,695        Nautica Enterprises, Inc.+                           380,406
 ...............................................................................
  19,700        Penney (J.C.) Co., Inc.                              938,213
 ...............................................................................
  14,600        Rexall Sundown, Inc.+                                321,200
 ...............................................................................
  31,600        Rite Aid Corp.                                     1,082,300
 ...............................................................................
  19,900        Safeway, Inc.+                                     1,024,850
 ...............................................................................
 321,800        Sears PLC (United Kingdom)                           518,742
 ...............................................................................
  61,550        Sears, Roebuck & Co.                               2,400,450
 ...............................................................................
   6,610        Sunglass Hut Intl.+                                  156,988
 ...............................................................................
   3,900        West Marine, Inc.+                                   121,875
 ...............................................................................
  16,102        Wolverine World Wide, Inc.                           507,213
-------------------------------------------------------------------------------
                                                                  13,413,624
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.9%)
 ...............................................................................
       9        Cable & Wireless PLC (United Kingdom)                     64
 ...............................................................................
  13,100        Cai Wireless Systems, Inc.+                          126,088
 ...............................................................................
   6,700        Centennial Cellular Corp. Class A+                   114,738
 ...............................................................................
   1,500        Coherent Communications Systems Corp.+                28,875
 ...............................................................................
   8,200        Colonial Data Technologies Corp.+                    168,100
 ...............................................................................
   4,400        Commnet Cellular, Inc.+                              127,050
 ...............................................................................

COMMON STOCKS
-------------------------------------------------------------------------------
Number of Shares                                                    Value
 ...............................................................................
  74,400        MCI Communications Corp.                          $1,943,700
 ...............................................................................
   3,850        MIDCOM Communications, Inc.+                          70,263
 ...............................................................................
   6,800        P-Com, Inc.+                                         136,000
 ...............................................................................
   8,800        Royal PTT (United Kingdom)                           319,253
 ...............................................................................
  20,000        Tele Danmark A/S ADS (Denmark)                       552,500
 ...............................................................................
   8,700        Transaction Network Services Inc.+                   217,500
 ...............................................................................
   5,400        U.S. Robotics Corp.+                                 473,850
 ...............................................................................
 121,721        Vodafone Group PLC (United Kingdom)                  434,879
 ...............................................................................
   1,900        Wireless One, Inc.+                                   31,350
-------------------------------------------------------------------------------
                                                                   4,744,210
-------------------------------------------------------------------------------
TRANSPORTATION (1.4%)
 ...............................................................................
  18,000        Burlington Northern Santa Fe Corp.                 1,404,000
 ...............................................................................
  77,800        Canadian National Railway Co.
                (Canada)+                                          1,167,000
 ...............................................................................
   8,325        Expeditors International of Washington, Inc.         217,491
 ...............................................................................
   5,950        Fritz Companies, Inc.+                               246,925
 ...............................................................................
  15,010        K.L.M.-Royal Dutch Airlines (Netherlands)            526,798
 ...............................................................................
  63,050        Ryder System, Inc.                                 1,560,488
 ...............................................................................
  45,000        Singapore Airlines Ltd. (Registered) (Singapore)     420,144
 ...............................................................................
  34,000        Swire Pacific Ltd. Class A (Hong Kong)               263,839
 ...............................................................................
  23,600        Union Pacific Corp.                                1,557,600
 ...............................................................................
  27,000        Yamato Transport Co. Ltd. (Japan)                    321,335
-------------------------------------------------------------------------------
                                                                   7,685,620
-------------------------------------------------------------------------------
UTILITIES (4.2%)
 ...............................................................................
  19,900        American Telephone & Telegraph Co.                 1,288,525
 ...............................................................................
  34,000        Anglian Water PLC (United Kingdom)+                  318,835
 ...............................................................................
  53,700        Bell Atlantic Corp.                                3,591,188
 ...............................................................................
  39,100        Cinergy Corp.                                      1,197,438
 ...............................................................................
  20,944        East Midlands Electricity (United Kingdom)+          216,530
 ...............................................................................
  41,100        GTE Corp.                                          1,808,400
 ...............................................................................
  84,000        Hong Kong Electric Holdings Ltd. (Hong Kong)         275,401
 ...............................................................................
  87,700        Iberdrola S.A. (Spain)                               800,419
 ...............................................................................
  22,000        Kurita Water Industries Ltd. (Japan)                 585,390
 ...............................................................................
  35,950        NYNEX Corp.                                        1,941,300
 ...............................................................................
     64         Nippon Telegraph and Telephone Corp. (Japan)         517,078
 ...............................................................................
  29,958        North West Water Group PLC (United Kingdom)          286,039
 ...............................................................................
  62,700        Northeast Utilities Co.                            1,528,313
 ...............................................................................
  19,800        Pacific Telesis Group                                665,775
 ...............................................................................
  16,350        Public Service Co. of Colorado                       578,381
 ...............................................................................

                                               PCM GLOBAL ASSET ALLOCATION FUND

COMMON STOCKS
-------------------------------------------------------------------------------
Number of Shares                                                    Value
 ...............................................................................
UTILITIES (continued)
 ...............................................................................
   62,600       SBC Communications, Inc.                          $3,599,500
 ...............................................................................
    2,300       Scottish Power PLC (United Kingdom)                   13,191
 ...............................................................................
   30,700       South Wales Electricity PLC (United Kingdom)         445,871
 ...............................................................................
   29,950       Sprint Corp.                                       1,194,256
 ...............................................................................
   15,329       Texas Utilities Co.                                  630,405
 ...............................................................................
   21,350       Veba (Vereinigte Elektrizitaets Bergwerks) AG
                (Germany)+                                           904,372
-------------------------------------------------------------------------------
                                                                  22,386,607
-------------------------------------------------------------------------------
                Total Common Stocks
                (cost $258,332,207)                             $312,429,612
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (14.6%)*
-------------------------------------------------------------------------------
Principal Amount                                                    Value
 ...............................................................................
                Federal National Mortgage
                Association
 ...............................................................................
$ 2,759,582       9 1/2s, Dwarf, May 1, 2007                      $2,904,460
 ...............................................................................
  4,955,000       TBA 6 1/2s, January 15, 2011                     4,979,775
 ...............................................................................
    647,339       Pass-Through Certificates 7 1/2s,
                  July 1, 2007                                       661,904
 ...............................................................................
  3,643,681       Pass-Through Certificates 7s,
                  August 1, 2025                                   3,673,268
 ...............................................................................
  1,960,000     Financing Corp. bonds 9.8s,
                November 30, 2017                                  2,747,058
 ...............................................................................
    885,000     Financing Corp. bonds 9.65s,
                November 2, 2018                                   1,231,115
 ...............................................................................
                Government National Mortgage
                Association
 ...............................................................................
    210,733       Pass-Through Certificates 11s,
                  December 15, 2015                                  238,141
 ...............................................................................
 11,220,281       Pass-Through Certificates 7s,
                  with various due dates from
                  July 15, 2023 to October 15, 2025               11,353,471
 ...............................................................................
  3,153,726       Midgets 7s, with various due dates
                  from November 15, 2008 to August 15, 2009        3,226,637
 ...............................................................................
  8,593,551       Pass-Through Certificates 6 1/2s,
                  with various due dates from
                  July 15, 2023 to October 15, 2025                8,523,678
 ...............................................................................
  4,300,000       TBA 6 1/2s, January 15, 2026                     4,265,041
 ...............................................................................
  3,100,000     U.S. Treasury Bonds 11 5/8s,
                November 15, 2004                                  4,387,461
 ...............................................................................
  6,050,000     U.S. Treasury Bonds 10 3/8s,
                November 15, 2012#                                 8,364,125
 ...............................................................................
  1,230,000     U.S. Treasury Bonds 8 7/8s,
                August 15, 2017                                    1,647,425
 ...............................................................................
  4,565,000     U.S. Treasury Bonds 8 1/8s,
                August 15, 2019                                    5,739,757
 ...............................................................................
  1,880,000     U.S. Treasury Bonds 8s,
                November 15, 2021                                  2,352,350
 ...............................................................................
U.S. GOVERNMENT AND AGENCY OBLIGATIONS
-------------------------------------------------------------------------------
Principal Amount                                                    Value
 ...............................................................................
$2,400,000      U.S. Treasury Notes 6 7/8s,
                March 31, 2000                                    $2,535,384
 ...............................................................................
   345,000      U.S. Treasury Notes 6 1/4s,
                February 15, 2003                                    359,932
 ...............................................................................
 9,000,000      U.S. Treasury Notes 5 7/8s,
                July 31, 1997                                      9,090,000
-------------------------------------------------------------------------------
                Total U.S. Government and Agency
                Obligations
                (cost $76,170,828)                                78,280,982
-------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS AND NOTES (7.9%)*
-------------------------------------------------------------------------------
 Principal Amount                                                   Value
 ...............................................................................
AUD     1,005,000  Australia (Government of) bonds
                   12s, 2001                                        $887,247
 ...............................................................................
CAD       565,000  Canada (Government of) deb. 9s, 2004              466,280
 ...............................................................................
CAD     1,055,000  Canada (Government of) deb.
                   8 3/4s, 2005                                      863,709
 ...............................................................................
CAD     1,860,000  Canada (Government of) bonds
                   7s, 1997                                        1,387,165
 ...............................................................................
DKK    24,325,000  Denmark (Government of) bonds
                   8s, 2003                                        4,652,726
 ...............................................................................
FRF     8,490,000  France Treasury bill 7 3/4s, 2000               1,855,322
 ...............................................................................
DEM     3,895,000  Germany (Republic of) bonds
                   7 3/8s, 2005                                    2,959,788
 ...............................................................................
DEM     1,730,000  Germany (Republic of) bonds
                   6 7/8s, 2005                                    1,274,306
 ...............................................................................
DEM     4,435,000  Germany (Republic of) bonds
                   6 1/4s, 2024                                    2,875,023
 ...............................................................................
ITL 4,325,000,000  Italy (Government of) bonds 12s, 2003           2,907,317
 ...............................................................................
ITL 1,780,000,000  Italy (Government of) deb. 10 1/2s, 2000        1,130,811
 ...............................................................................
ITL 1,900,000,000  Italy (Government of) bonds
                   10 1/2s, 2005                                   1,191,242
 ...............................................................................
ITL 1,350,000,000  Italy (Government of) notes 8 1/2s, 1999          814,254
 ...............................................................................
NLG     2,835,000  Netherlands (Government of) bonds
                   9s, 2000                                        2,039,895
 ...............................................................................
USD       325,000  Quebec (Province of) deb. Ser. NN,
                   7 1/8s, 2024                                      326,830
 ...............................................................................
ESP   302,500,000  Spain(Government of)bonds
                   10.833s, 2000                                   2,730,758
 ...............................................................................
ESP   281,000,000  Spain (Government of) bonds
                   10.15s, 2006                                    2,353,912
 ...............................................................................
DEM     6,875,000  Treuhandanstalt (Germany Government of) bonds
                   7 1/8s, 2003                                    5,164,499
 ...............................................................................
GBP     1,290,000  United Kingdom Treasury bonds
                   7 1/2s, 2006                                    2,008,878
 ...............................................................................
GBP     2,980,000  United Kingdom Treasury notes
                   7s, 2001                                        4,623,342
-------------------------------------------------------------------------------
                   Total Foreign Government Bonds
                   and Notes
                   (cost $40,675,745)                            $42,513,304
-------------------------------------------------------------------------------

                                      35

                                               PCM GLOBAL ASSET ALLOCATION FUND

CORPORATE BONDS AND NOTES (6.4%)*
-------------------------------------------------------------------------------
Principal Amount                                                    Value
 ...............................................................................
AEROSPACE AND DEFENSE (0.1%)
 ...............................................................................
  $600,000      McDonnell Douglas Corp. notes
                9 1/4s, 2002                                        $696,750
-------------------------------------------------------------------------------
BUSINESS EQUIPMENT AND SERVICES (0.2%)
 ...............................................................................
   950,000      Comdisco, Inc. notes 7 3/4s, 1999                  1,004,055
-------------------------------------------------------------------------------
CONSUMER SERVICES (0.6%)
 ...............................................................................
   900,000      Service Corp. International notes
                6 3/8s, 2000                                         916,641
 ...............................................................................
 1,930,000      TCI Communications, Inc. sr. notes 8.65s,
                2004                                               2,144,558
-------------------------------------------------------------------------------
                                                                   3,061,199
-------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL (--%)
 ...............................................................................
   100,000      WMX Technologies, Inc. deb. 8 3/4s, 2018             118,295
-------------------------------------------------------------------------------
HEALTH CARE (0.3%)
 ...............................................................................
 1,350,000      Columbia/HCA Healthcare Corp. notes
                6.41s, 2000                                        1,374,705
-------------------------------------------------------------------------------
INSURANCE AND FINANCE (2.9%)
 ...............................................................................
   600,000      AMBAC Indemnity Corp. deb.
                9 3/8s, 2011                                         757,200
 ...............................................................................
 1,100,000      Associates Corp. NA notes 6 3/8s, 2002             1,120,218
 ...............................................................................
 1,235,000      Bankamerica Corp. sub. notes 8 3/8s, 2002          1,376,976
 ...............................................................................
   600,000      BanPonce Financial Corp. med. term
                notes 6.16s, 1998                                    604,404
 ...............................................................................
   440,000      Banponce Corp. med. term notes 5.48s,
                1998                                                 435,587
 ...............................................................................
 2,000,000      Capital One Bank notes 8 1/8s, 2000                2,145,600
 ...............................................................................
 1,945,000      Citicorp sub. notes 7 5/8s, 2005                   2,123,765
 ...............................................................................
 1,280,000      Commercial Credit Co. notes 7 7/8s, 2025           1,462,899
 ...............................................................................
 1,175,000      First USA Bank dep. notes 6 3/8s, 2000             1,179,406
 ...............................................................................
 2,000,000      General Motors Acceptance Corp. med.
                term notes 6 3/4s, 2002                            2,063,780
 ...............................................................................
   800,000      Royal Bank of Scotland Capital Corp.
                deb. 10 1/8s, 2004 (United Kingdom)                  994,232
 ...............................................................................
 1,200,000      Smith Barney Holdings notes 7s, 2000               1,246,872
-------------------------------------------------------------------------------
                                                                  15,510,939
-------------------------------------------------------------------------------
 METALS AND MINING (0.3%)
 ...............................................................................
 1,400,000      Noranda Inc. notes 7s, 2005 (Canada)               1,449,672
-------------------------------------------------------------------------------
OIL AND GAS (0.4%)
 ...............................................................................
   400,000      ONEOK Inc. deb. 9.7s, 2019                           473,152
 ...............................................................................
   460,000      Occidental Petroleum Corp. bonds 9 1/4s, 2019        578,749
 ...............................................................................
 1,200,000      Petroliam Nasional Berhad 144A notes
                6 7/8s, 2003 (Malaysia)                            1,244,724
-------------------------------------------------------------------------------
                                                                   2,296,625
-------------------------------------------------------------------------------
PUBLISHING (0.2%)
 ...............................................................................
 1,040,000      News America Hldgs., Inc. sr. notes 8 5/8s,
                2003 (Australia)                                   1,168,419
-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES
-------------------------------------------------------------------------------
Principal Amount                                                    Value
 ...............................................................................
RETAIL (0.2%)
  $650,000      Sears, Roebuck & Co. med. term notes
                9.42s, 1996                                         $657,345
 ...............................................................................
   500,000      Wal-Mart Stores, Inc. notes 8s, 2006                 570,120
-------------------------------------------------------------------------------
                                                                   1,227,465
-------------------------------------------------------------------------------
 TELECOMMUNICATIONS (0.2%)
 ...............................................................................
 1,300,000      BellSouth Telecommunication deb.
                6 3/4s, 2033                                       1,274,000
-------------------------------------------------------------------------------
TRANSPORTATION (0.1%)
 ...............................................................................
   400,000      Penn Central Corp. sub. notes
                10 5/8s, 2000                                        427,424
-------------------------------------------------------------------------------
UTILITIES (0.9%)
 ...............................................................................
 1,425,000      Commonwealth Edison 1st. mtge.
                6 5/8s, 2003                                       1,427,423
 ...............................................................................
   300,000      GTE Corp. deb. 8.85s, 1998                           319,845
 ...............................................................................
 1,500,000      Iberdrola S.A. notes 7 1/2s, 2002 (Spain)          1,610,625
 ...............................................................................
   600,000      Public Service Co. of New Hampshire
                1st mtge. deb. Ser. A, 8 7/8s, 1996                  606,558
 ...............................................................................
   700,000      Puget Sound Power & Light Co. med.
                term notes 7 7/8s, 1997                              725,697
-------------------------------------------------------------------------------
                                                                   4,690,148
-------------------------------------------------------------------------------
                Total Corporate Bonds and Notes
                (cost $32,923,302)                               $34,299,696
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (1.3%)*
-------------------------------------------------------------------------------
Principal Amount                                                    Value
 ...............................................................................
$1,200,000      Discover Card Master Trust Ser. 95-2,
                Class A, 6.55s, 2003                              $1,238,616
 ...............................................................................
   345,322      Green Tree Financial Corp.
                Ser. 93-4A1, 4.85s, 2019                             343,378
 ...............................................................................
 1,300,000      Green Tree Financial Corp.
                Ser. 95-10A, 5 3/4s, 2027                          1,301,422
 ...............................................................................
   549,715      Green Tree Financial Corp. Ser. 95-2,
                Class A1, 6.8s, 2026                                 551,600
 ...............................................................................
 1,175,000      MBNA Master Card Trust Ser. 95-F,
                Class A, 6.6s, 2003                                1,219,063
 ...............................................................................
   142,237      Merrill Lynch Mortgage Investors, Inc.
                Ser. 89-C, Class A, 10.35s, 2009                     153,570
 ...............................................................................
 2,000,000      Standard Credit Card Master Trust
                Ser. 94-4A, 8 1/4s, 2003                           2,223,120
-------------------------------------------------------------------------------
                Total Asset-Backed Securities
                (cost $6,953,698)                                 $7,030,769
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (1.1%)*
-------------------------------------------------------------------------------
Principal Amount                                                    Value
 ...............................................................................
$1,059,495      Chase Mortgage Finance Corp.
                Ser. 94-1, Class B2, 6.6s, 2025                   $1,002,216
 ...............................................................................
 1,855,000      Citicorp Mortgage Securities, Inc.
                Ser. 94-9A3, 5 3/4s,2009                           1,828,045
 ...............................................................................
    80,900      Federal National Mortgage Association
                Ser. 93-152A, zero %, 2017                            79,788
 ...............................................................................
 1,922,262      Federal National Mortgage Association
                Ser. 94-63A, 7s, 2023                              1,874,205
 ...............................................................................

                                               PCM GLOBAL ASSET ALLOCATION FUND

COLLATERALIZED MORTGAGE OBLIGATIONS
-------------------------------------------------------------------------------
Principal Amount                                                    Value
 ...............................................................................
 $1,100,000     GE Capital Mortgage Services Inc.
                Ser. 94-8A2, 6s, 2024                             $1,091,750
-------------------------------------------------------------------------------
                Total Collateralized Mortgage
                Obligations
                (cost $5,564,328)                                 $5,876,004
-------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.3%)*
-------------------------------------------------------------------------------
Number of Shares                                                    Value
 ...............................................................................
     11,245     Case Corp. Ser. A, $2.25 cv. pfd.                 $1,273,496
 ...............................................................................
      3,050     Citicorp Ser. 13, $5.375 cv. pfd.                    559,675
-------------------------------------------------------------------------------
                Total Convertible Preferred Stocks
                (cost $1,229,439)                                 $1,833,171
-------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (0.3%)*
-------------------------------------------------------------------------------
Principal Amount                                                    Value
 ...............................................................................
   $650,000     Magna International cv. sub. deb.
                5s, 2002                                            $658,125
 ...............................................................................
  1,400,000     Motorola Inc. cv. sub. deb. LYON
                zero %, 2013                                       1,076,250
-------------------------------------------------------------------------------
                Total Convertible Bonds and Notes
                (cost $1,783,875)                                 $1,734,375
-------------------------------------------------------------------------------
PREFERRED STOCKS (0.1%)* (cost $303,490)
-------------------------------------------------------------------------------
Number of Shares                                                    Value
 ...............................................................................
      3,240     Essilor International FRF12.3 pfd.
                (France)                                            $451,770
-------------------------------------------------------------------------------
PURCHASED CALL OPTIONS OUTSTANDING (-%)*
-------------------------------------------------------------------------------
Contract Amount                              Expiration Date        Value
                                               /Strike Price
 ...............................................................................
ITL 6,001,600,000  Italian (Government of)
                   deb. 10 1/2s, 2005          Jan.96 ITL96.5       $109,254
 ...............................................................................
USD     9,200,000  US Dollars In Exchange
                   for Deutschemarks             Feb.96 $1.49         22,080
-------------------------------------------------------------------------------
                   Total Purchased Options
                   (cost $97,386)                                   $131,334
-------------------------------------------------------------------------------
WARRANTS (--%)*+ (cost $--)
-------------------------------------------------------------------------------
Contract Amount                              Expiration Date        Value
                                               /Strike Price
 ...............................................................................
1,000           Rieter Holding (Switzerland)         3/13/96          $2,514
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (11.2%)*
-------------------------------------------------------------------------------
Principal Amount                                                    Value
 ...............................................................................
$20,000,000     USAA Capital Corp. effective yield of
                5.69%, January 19, 1996                          $19,944,685
 ...............................................................................
 39,962,000     Interest in $744,817,000 joint
                repurchase agreement dated
                December 29, 1995 with Morgan
                Stanley & Co. Inc. due January 2, 1996
                with respect to various U.S. Treasury
                obligations-maturity value of
                $39,988,064 for an effective yield of
                5.87%                                             39,981,548
-------------------------------------------------------------------------------
                Total Short-Term Investments
                (cost $59,926,233)                               $59,926,233
-------------------------------------------------------------------------------
                Total Investments
                (cost $483,960,531)***                          $544,509,764
-------------------------------------------------------------------------------

                                      37

                                               PCM GLOBAL ASSET ALLOCATION FUND

FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 1995
-------------------------------------------------------------------------------
                                   Total   Aggregate Expiration     Unrealized
                                   Value  Face Value       Date  Appreciation/
                                                                (Depreciation)
 ...............................................................................
Germany
   (Government of)
   10-year bonds
   (Long)                    $19,174,271 $18,700,724   March 96       $473,547
 ...............................................................................
United Kingdom
   (Government of)
   bonds (Long)               18,555,244  18,037,164   March 96        518,080
 ...............................................................................
UST Bonds (Short)             24,901,094  24,157,969   March 96       (743,125)
-------------------------------------------------------------------------------
                                                                     $ 248,502
-------------------------------------------------------------------------------
FORWARD CROSS CURRENCY CONTRACTS AT DECEMBER 31, 1995
(aggregate face value $4,749,118)
-------------------------------------------------------------------------------
Currency            Market      Currency      Market    Delivery    Unrealized
Purchased            Value          Sold       Value        Date  Appreciation
 ...............................................................................
British Pounds    $1,187,314 Deutschemarks  $1,175,334   3/13/96       $11,980
 ...............................................................................
Danish Krona       1,394,672 Deustchemarks   1,393,733   3/13/96           939
 ...............................................................................
Italian Lira       2,207,700 Deutschemarks   2,183,375   3/13/96        24,325
-------------------------------------------------------------------------------
                                                                       $37,244
-------------------------------------------------------------------------------
FORWARD CURRENCY CONTRACTS TO BUY AT DECEMBER 31, 1995
(aggregate face value $24,008,695)
-------------------------------------------------------------------------------
                            Market     Aggregate    Delivery      Unrealized
                             Value    Face Value        Date   Appreciation/
                                                              (Depreciation)
 ...............................................................................
Australian Dollars      $1,502,112    $1,497,618    3/13/96        $4,494
 ...............................................................................
Canadian Dollars         1,040,192     1,040,034    3/13/96           158
 ...............................................................................
Deutschemarks            6,596,481     6,607,698    3/13/96       (11,217)
 ...............................................................................
French Francs            3,980,134     3,927,088    3/13/96        53,046
 ...............................................................................
Japanese Yen             7,893,023     8,105,013    3/13/96      (211,990)
 ...............................................................................
Spanish Peseta           1,420,795     1,401,869    3/13/96        18,926
 ...............................................................................
Swedish Krona            1,407,593     1,429,375    3/13/96       (21,782)
-------------------------------------------------------------------------------
                                                                $(168,365)
-------------------------------------------------------------------------------
FORWARD CURRENCY CONTRACTS TO SELL AT DECEMBER 31, 1995
(aggregate face value $57,327,551)
-------------------------------------------------------------------------------
                            Market     Aggregate    Delivery      Unrealized
                             Value    Face Value        Date   Appreciation/
                                                              (Depreciation)
 ...............................................................................
British Pounds          $2,259,010    $2,243,035    3/13/96      $(15,975)
 ...............................................................................
British Pounds           3,567,800     3,562,482    5/31/96        (5,318)
 ...............................................................................
Canadian Dollars           908,336       908,019    3/13/96          (317)
 ...............................................................................
Danish Krona             3,293,321     3,290,838    3/13/96        (2,483)
 ...............................................................................
Deutschemarks           15,597,701    15,618,990    3/13/96        21,289
 ...............................................................................
French Francs            2,158,891     2,154,066    5/31/96        (4,825)
 ...............................................................................
Italian Lira             2,543,081     2,516,991    3/13/96       (26,090)
 ...............................................................................
Japanese Yen             1,904,852     1,950,401    3/13/96        45,549
 ...............................................................................
Japanese Yen             3,798,369     3,835,209    2/26/96        36,840
 ...............................................................................
Japanese Yen             9,436,996    10,260,295    1/24/96       823,299
 ...............................................................................
Netherland Guilders      2,011,997     2,012,500    3/13/95           503
 ...............................................................................
Netherland Guilders      2,108,237     2,114,671    5/31/96         6,434
 ...............................................................................
Spanish Peseta           4,462,440     4,429,300    3/13/96       (33,140)
 ...............................................................................
Swiss Francs             2,454,006     2,430,754    3/13/96       (23,252)
-------------------------------------------------------------------------------
                                                                 $822,514
-------------------------------------------------------------------------------
TBA SALE COMMITMENTS OUTSTANDING AT DECEMBER 31, 1995
(Proceeds Receivable $2,433,715)
-------------------------------------------------------------------------------
                     Principal        Delivery       Coupon         Market
Agency                  Amount           Month         Rate          Value
 ...............................................................................
GNMA                $2,425,000         Jan.96          7s       $2,453,785
-------------------------------------------------------------------------------
DIVERSIFICATION BY COUNTRY
-------------------------------------------------------------------------------
Distribution of investments by country of issue at December 31, 1995:
-------------------------------------------------------------------------------
Argentina                                                                   --%
 ...............................................................................
Australia                                                                  0.4
 ...............................................................................
Austria                                                                    0.2
 ...............................................................................
Belgium                                                                    0.2
 ...............................................................................
Canada                                                                     0.7
 ...............................................................................
Denmark                                                                    1.1
 ...............................................................................
Finland                                                                    0.1
 ...............................................................................
France                                                                     1.8
 ...............................................................................
Germany                                                                    2.6
 ...............................................................................
Hong Kong                                                                  0.6
 ...............................................................................
Ireland                                                                    0.5
 ...............................................................................
Italy                                                                      1.2
 ...............................................................................
Japan                                                                      3.2
 ...............................................................................
Malaysia                                                                   0.3
 ...............................................................................
Netherlands                                                                1.2
 ...............................................................................
Portugal                                                                   --
 ...............................................................................
Singapore                                                                  0.5
 ...............................................................................
Spain                                                                      1.9
 ...............................................................................
Sweden                                                                     0.4
 ...............................................................................
Switzerland                                                                0.7
 ...............................................................................
United Kingdom                                                             3.7
 ...............................................................................
United States                                                             78.7
-------------------------------------------------------------------------------
TOTAL                                                                    100.0%
-------------------------------------------------------------------------------

See page 66 for Notes to the Portfolios.


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                             PCM HIGH YIELD FUND
Portfolio of investments owned
December 31, 1995

CORPORATE BONDS AND NOTES (79.1%)*
-------------------------------------------------------------------------------
Principal Amount                                                    Value
 ...............................................................................
ADVERTISING (1.9%)
 ...............................................................................
$3,100,000      Lamar Advertising Co. sr. secd. notes
                11s, 2003                                         $3,224,000
 ...............................................................................
 2,450,000      Outdoor Systems, Inc. sr. notes
                10 3/4s, 2003                                      2,327,500
 ...............................................................................
 3,180,000      Universal Outdoor, Inc. sr. notes
                stepped-coupon zero % (14s, 7/1/99),
                2004++                                             2,050,369
 ...............................................................................
 1,820,000      Universal Outdoor, Inc. sub. deb.
                11s, 2003                                          1,774,500
-------------------------------------------------------------------------------
                                                                   9,376,369
-------------------------------------------------------------------------------
AEROSPACE AND DEFENSE (2.3%)
 ...............................................................................
   660,000      BE Aerospace sr. notes, 9 3/4s, 2003                 664,950
 ...............................................................................
   680,000      Coltec Holdings deb. 11 1/4s, 2015                   720,800
 ...............................................................................
 3,728,000      K&F Industries Inc. sub. deb.
                13 3/4s, 2001                                      3,867,800
 ...............................................................................
 3,575,000      Sequa Corp. sr. notes 9 5/8s, 1999                 3,539,250
 ...............................................................................
 1,750,000      Sequa Corp. sr. sub. notes 9 3/8s, 2003            1,627,500
 ...............................................................................
 1,250,000      UNC, Inc. sr. notes 9 1/8s, 2003                   1,207,813
-------------------------------------------------------------------------------
                                                                  11,628,113
-------------------------------------------------------------------------------
AGRICULTURE (1.6%)
 ...............................................................................
 2,159,000      PMI Holdings Corp. Ser. B, sub. disc.
                deb. stepped-coupon zero %
                (11 1/2s, 9/1/00), 2005++                          1,101,090
 ...............................................................................
 1,000,000      PSF Finance (L.P.) sr. exch. notes
                12 1/4s, 2004                                      1,000,000
 ...............................................................................
 5,775,140      PSF Finance (L.P.) sr. notes
                12s, 2000                                          5,775,140
-------------------------------------------------------------------------------
                                                                   7,876,230
-------------------------------------------------------------------------------
AUTOMOTIVE PARTS (1.5%)
 ...............................................................................
   575,000      Aftermarket Technology Corp. sr. sub.
                notes 12s, 2004                                      606,625
 ...............................................................................
 2,800,000      Aftermarket Technology Corp. Ser. D
                sr. sub. notes 12s, 2004                           2,954,000
 ...............................................................................
   700,000      Exide Corp. sr. notes 10s, 2005                      759,500
 ...............................................................................
 3,150,000      Key Plastics Corp. sr. notes 14s, 1999             3,244,500
-------------------------------------------------------------------------------
                                                                   7,564,625
-------------------------------------------------------------------------------
BANKS (0.2%)
 ...............................................................................
 1,257,000      Chevy Chase Savings Bank Inc. sub.
                deb. 9 1/4s, 2005                                  1,282,140
-------------------------------------------------------------------------------
BROADCASTING (4.9%)
 ...............................................................................
 1,975,000      Argyle Television Corp. sr. sub. notes
                9 3/4s, 2005                                       1,965,125
 ...............................................................................
 4,000,000      Commodore Media, Inc. sr. sub. notes
                stepped-coupon 7 1/2s (13 1/4s, 5/1/98),
                2003++                                             3,760,000
 ...............................................................................
 1,575,000      Outlet Broadcasting, Inc. sr. sub. notes
                10 7/8s, 2003                                      1,734,469
 ...............................................................................
 5,540,000      Panamsat (L.P.) sr. sub. notes stepped-
                coupon zero % (11 3/8s, 8/1/98), 2003++            4,542,800
CORPORATE BONDS AND NOTES
-------------------------------------------------------------------------------
Principal Amount                                                    Value
 ...............................................................................
$5,325,000      Paxson Communications Corp. 144A
                sr. sub. notes 11 5/8s, 2002                      $5,444,813
 ...............................................................................
 2,399,000      Petracom Hldgs. stepped-coupon
                zero %, (17 1/2s, 8/1/98) 2003++                   1,631,320
 ...............................................................................
 3,120,000      SFX Broadcasting, Inc. sr. sub. notes
                11 3/8s, 2000                                      3,299,400
 ...............................................................................
 2,047,000      Telemedia Broadcasting Corp. 144A
                deb. stepped-coupon 6.4s
                (16s, 6/15/99), 2004++                             1,842,300
-------------------------------------------------------------------------------
                                                                  24,220,227
-------------------------------------------------------------------------------
BUILDING AND CONSTRUCTION (1.3%)
 ...............................................................................
 3,550,000      Presley Cos. sr. notes 12 1/2s, 2001               2,822,250
 ...............................................................................
 3,650,000      Scotsman Group, Inc. sr. secd. notes
                9 1/2s, 2000                                       3,686,500
-------------------------------------------------------------------------------
                                                                   6,508,750
-------------------------------------------------------------------------------
BUILDING PRODUCTS (3.1%)
 ...............................................................................
 4,625,000      American Standard Inc. sr. sub. notes
                stepped-coupon zero %
                (10 1/2s, 6/1/98), 2005++                          3,965,938
 ...............................................................................
 3,615,000      American Standard, Inc. deb. 9 1/4s, 2016          3,759,600
 ...............................................................................
 4,945,000      Inter-City Products sr. notes 9 3/4s, 2000         3,461,500
 ...............................................................................
 1,825,000      Overhead Door Corp. sr. notes 12 1/4s, 2000        1,742,875
 ...............................................................................
 2,500,000      Walter Industries Inc. sr. notes Ser. B,
                12.19s, 2000                                       2,537,500
-------------------------------------------------------------------------------
                                                                  15,467,413
-------------------------------------------------------------------------------
CABLE TELEVISION (9.5%)
 ...............................................................................
 1,000,000      Adelphia Communications Corp. notes
                Ser. B, 9 7/8s, 2005                                 900,000
 ...............................................................................
 2,750,000      Adelphia Communications Corp. sr.
                deb. 11 7/8s, 2004                                 2,598,750
 ...............................................................................
 1,475,000      Adelphia Communications Corp. sr.
                notes 12 1/2s, 2002                                1,445,500
 ...............................................................................
 3,115,000      CF Cable TV, Inc. sr. notes 11 5/8s, 2005
                (Canada)                                           3,418,713
 ...............................................................................
 5,000,000      Cablevision Systems Corp. sr. sub. deb.
                9 7/8s, 2023                                       5,200,000
 ...............................................................................
   900,000      Cablevision Systems Corp. sr. sub.
                notes 9 7/8s, 2013                                   956,250
 ...............................................................................
 3,760,000      Century Communications Corp. sr.
                notes 9 1/2s, 2005                                 3,882,200
 ...............................................................................
   700,000      Century Communications Corp. sr. sub.
                deb. 11 7/8s, 2003                                   754,250
 ...............................................................................
 1,950,000      Continental Cablevision, Inc. 144A sr.
                notes 8.3s, 2006                                   1,954,875
 ...............................................................................
 2,000,000      Continental Cablevision, Inc. sr.
                deb. 9 1/2s, 2013                                  2,150,000
 ...............................................................................
 1,150,000      Continental Cablevision, Inc. sr. deb.
                9s, 2008                                           1,207,500
 ...............................................................................
 3,625,000      Diamond Cable Communication Co. sr.
                disc. notes stepped-coupon zero %
                (11 3/4s, 12/15/00), 2005++                        2,129,688
 ................................................................................

                                                             PCM HIGH YIELD FUND

CORPORATE BONDS AND NOTES
--------------------------------------------------------------------------------
Principal Amount                                                    Value
 ................................................................................
CABLE TELEVISION (continued)
 ................................................................................
 $5,693,094     Falcon Holdings Group, Inc. sr. sub.
                notes 11s, 2003++++                               $5,408,439
 ................................................................................
  2,500,000     Jones Intercable, Inc. sr. sub. deb.
                10 1/2s, 2008                                      2,737,500
 ................................................................................
  4,085,000     Lenfest Communications sr. notes
                8 3/8s, 2005                                       4,095,213
 ................................................................................
  4,000,000     Rogers Cablesystem Ltd. deb.
                10 1/8s, 2012 (Canada)                             4,210,000
 ................................................................................
    500,000     Rogers Communications, Inc. sr. deb.
                10 7/8, 2004 (Canada)                                522,500
 ................................................................................
  6,260,000     Telewest Communications PLC deb.
                stepped-coupon zero %, (11s, 10/1/00),
                2007 (United Kingdom)++                            3,756,000
--------------------------------------------------------------------------------
                                                                  47,327,378
--------------------------------------------------------------------------------
CELLULAR COMMUNICATIONS (4.1%)
 ................................................................................
  3,950,000     Cellular, Inc. sr. sub. disc. notes
                stepped-coupon zero %
                (11 3/4s, 9/1/98), 2003++                          3,140,250
 ................................................................................
  1,415,000     Cencall Communications Corp. sr. disc.
                notes stepped-coupon zero %
                (10 1/8s, 1/15/99), 2004++                           799,475
 ................................................................................
    500,000     Centennial Cellular Corp. sr. notes
                10 1/8s, 2005                                        526,250
 ................................................................................
  1,500,000     Centennial Cellular Corp. sr. notes
                8 7/8s, 2001                                       1,477,500
 ................................................................................
  1,000,000     Commnet Cellular Inc. bonds
                11 1/4s, 2005                                      1,055,000
 ................................................................................
  2,000,000     Dial Call Communication, Inc. B, sr.
                disc. notes stepped-coupon zero %
                (10 1/4s, 12/15/98), 2005++                        1,060,000
 ................................................................................
  4,955,000     Horizon Cellular Telephone Co. Ser. B,
                sr. sub. disc. notes stepped-coupon
                zero % (11 3/8s, 10/1/97), 2000++                  4,310,850
 ................................................................................
  6,775,000     NEXTEL Communications, Inc. sr. disc.
                notes stepped-coupon zero %
                (11 1/2s, 9/1/98), 2003++                          4,268,250
 ................................................................................
  4,475,000     Pricellular Wireless Ser. B, sr. disc.
                notes stepped-coupon zero %
                (14s, 11/15/97), 2001++                            3,938,000
--------------------------------------------------------------------------------
                                                                  20,575,575
--------------------------------------------------------------------------------
CHEMICALS (1.3%)
 ................................................................................
  2,300,000     Acetex Corp. 144A sr. notes
                9 3/4s, 2003                                       2,392,000
 ................................................................................
  3,500,000     Carlisle Plastic sr. notes 10 1/4s, 1997           3,508,750
 ................................................................................
  1,000,000     G-I Holdings, Inc. Ser. B, sr. disc. notes
                zero %, 1998                                         775,000
--------------------------------------------------------------------------------
                                                                   6,675,750
--------------------------------------------------------------------------------
COMPUTER EQUIPMENT (0.7%)
 ................................................................................
  3,500,000     Computervision Corp. sr. sub. notes
                11 3/8s, 1999                                      3,640,000
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES
--------------------------------------------------------------------------------
Principal Amount                                                    Value
 ................................................................................
CONGLOMERATES (0.6%)
 ................................................................................
 $1,425,000     Axia, Inc. Ser. B, sr. sub. notes 11s,
                2001                                              $1,396,500
 ................................................................................
  1,100,000     Haynes International, Inc. sr. sub. notes
                13 1/2s, 1999                                        687,500
 ................................................................................
    800,000     MacAndrews & Forbes Group, Inc. deb.
                12 1/4s, 1996                                        804,000
--------------------------------------------------------------------------------
                                                                   2,888,000
--------------------------------------------------------------------------------
CONSUMER SERVICES (0.3%)
 ................................................................................
  1,476,000     Coinmach Corp. 144A sr. notes
                11 3/4s, 2005                                      1,505,520
--------------------------------------------------------------------------------
CONTAINERS (0.5%)
 ................................................................................
  2,500,000     Ivex Packaging Corp. sr. sub. notes
                12 1/2s, 2002                                      2,650,000
--------------------------------------------------------------------------------
ELECTRIC UTILITIES (4.2%)
 ................................................................................
  3,625,000     Cleveland Electric Illuminating Co.
                Ser. E, 1st mtge. 9s, 2023                         3,506,934
 ................................................................................
  1,650,000     Cleveland Electric Illuminating Co., 1st
                mtge. Ser. B, 9 1/2s, 2005                         1,707,750
 ................................................................................
  4,935,000     First PV Funding deb. 10.15s, 2016                 5,046,038
 ................................................................................
  8,600,000     Midland Funding Corp. II Ser. A deb.
                11 3/4s, 2005                                      9,030,575
 ................................................................................
  1,480,000     Midland Funding Corp. II Ser. B, deb.
                13 1/4s, 2006                                      1,620,600
--------------------------------------------------------------------------------
                                                                  20,911,897
--------------------------------------------------------------------------------
ELECTRONICS (2.1%)
 ................................................................................
  4,000,000     Amphenol Corp. sr. notes 10.45s, 2001              4,400,000
 ................................................................................
  2,750,000     Amphenol Corp. sr. sub. notes 12 3/4s, 2002        3,135,000
 ................................................................................
  5,710,000     International Semi-Tech. Corp. sr. secd.
                disc. notes stepped-coupon zero %
                (11 1/2s, 8/15/00), 2003 (Canada)++                3,061,988
--------------------------------------------------------------------------------
                                                                  10,596,988
--------------------------------------------------------------------------------
ENTERTAINMENT (1.7%)
 ................................................................................
  4,500,000     Alliance Entertainment Corp. Ser. B, sr.
                sub. notes 11 1/4s, 2005                           4,522,500
 ................................................................................
    750,000     Time Warner, Inc. notes 7.975s, 2004                 794,415
 ................................................................................
  1,500,000     Time Warner, Inc. notes 8.11s, 2006                1,597,110
 ................................................................................
  1,500,000     Time Warner, Inc. notes 8.18s, 2007                1,611,195
--------------------------------------------------------------------------------
                                                                   8,525,220
--------------------------------------------------------------------------------
FINANCIAL SERVICES (1.9%)
 ................................................................................
  3,700,000     AIM Management Group sr. secd. notes
                9s, 2003                                           3,866,500
 ................................................................................
  1,725,000     First Federal Financial Corp. notes
                11 3/4s, 2004                                      1,681,875
 ................................................................................
  3,900,000     Keystone Group, Inc. sr. secd. notes
                9 3/4s, 2003                                       3,763,500
--------------------------------------------------------------------------------
                                                                   9,311,875
--------------------------------------------------------------------------------

                                       40

                                                             PCM HIGH YIELD FUND

CORPORATE BONDS AND NOTES
--------------------------------------------------------------------------------
Principal Amount                                                    Value
 ................................................................................
FOOD (1.5%)
 ................................................................................
$   671,000     Del Monte Corp. 144A sub. deb. notes
                12 1/4s, 2002++++                                   $644,160
 ................................................................................
  5,260,000     Fresh Del Monte Produce Corp. NV
                Ser. B, sr. notes, 10s, 2003
                (Netherlands)                                      4,760,300
 ................................................................................
  2,000,000     Mafco, Inc. sr. sub. notes 11 7/8s, 2002           2,060,000
--------------------------------------------------------------------------------
                                                                   7,464,460
--------------------------------------------------------------------------------
FOOD CHAINS (1.1%)
 ................................................................................
  1,000,000     Safeway, Inc. med. term notes
                8.27s, 2000                                        1,045,000
 ................................................................................
  1,500,000     Safeway, Inc. med. term notes
                8.57s, 2003                                        1,627,500
 ................................................................................
  2,850,000     Stater Brothers sr. notes 11s, 2001                2,835,750
--------------------------------------------------------------------------------
                                                                   5,508,250
--------------------------------------------------------------------------------
HEALTH CARE (4.3%)
 ................................................................................
  2,475,000     Community Health Systems sr. sub.
                deb. 10 1/4s, 2003                                 2,673,000
 ................................................................................
  3,000,000     Ivac Corp. sr. notes 9 1/4s, 2002                  3,105,000
 ................................................................................
  3,725,000     McGaw, Inc. sr. notes 10 3/8s, 1999                3,864,688
 ................................................................................
  4,000,000     Merit Behavioral Care 144A sr. sub.
                notes 11 1/2s, 2005                                4,150,000
 ................................................................................
  7,450,000     Paracelsus Healthcare Corp. sr. sub.
                notes 9 7/8s, 2003                                 7,561,750
--------------------------------------------------------------------------------
                                                                  21,354,438
--------------------------------------------------------------------------------
HOME FURNISHINGS (0.2%)
 ................................................................................
    860,743     Simmons Mattress Corp. deb.
                8s, 2003++++                                         860,743
--------------------------------------------------------------------------------
INSURANCE (3.2%)
 ................................................................................
  1,250,000     American Annuity Group, Inc. sr. notes
                9 1/2s, 2001                                       1,300,000
 ................................................................................
  2,250,000     American Annuity Group, Inc. sr. sub.
                notes 11 1/8s, 2003                                2,441,250
 ................................................................................
  3,300,000     American Life Holding Co. sr. sub.
                notes 11 1/4s, 2004                                3,465,000
 ................................................................................
  2,075,000     Reliance Group Holdings, Inc. sr. notes
                9s, 2000                                           2,134,656
 ................................................................................
  1,500,000     Reliance Group Holdings, Inc. sr. sub.
                deb. 9 3/4s, 2003                                  1,545,000
 ................................................................................
  4,475,000     Terra Nova Insurance Holdings sr.
                notes 10 3/4s, 2005 (United Kingdom)               4,877,750
--------------------------------------------------------------------------------
                                                                  15,763,656
--------------------------------------------------------------------------------
LODGING (1.5%)
 ................................................................................
  4,000,000     HMH Properties, Inc. sr. notes
                9 1/2s, 2005                                       4,080,000
 ................................................................................
  1,400,000     John Q. Hammons Hotels, Inc. 144A
                1st mtge. 9 3/4s, 2005                             1,400,000
 ................................................................................
  2,000,000     John Q. Hammons Hotels, Inc. 1st
                mtge. 8 7/8s, 2004                                 1,980,000
--------------------------------------------------------------------------------
                                                                   7,460,000
--------------------------------------------------------------------------------
 CORPORATE BONDS AND NOTES
--------------------------------------------------------------------------------
Principal Amount                                                    Value
 ................................................................................
MOTION PICTURE DISTRIBUTION (1.0%)
 ................................................................................
 $1,500,000     Act III Theatres, Inc. sr. sub. notes
                11 7/8s, 2003                                     $1,627,500
 ................................................................................
  1,685,000     Cinemark Mexico notes 12s, 2003                    1,567,050
 ................................................................................
  1,500,000     Cinemark USA sr. notes 12s, 2002                   1,635,000
--------------------------------------------------------------------------------
                                                                   4,829,550
--------------------------------------------------------------------------------
OIL AND GAS (3.7%)
 ................................................................................
  4,000,000     Arkla, Inc. deb. 8.9s, 2006                        4,468,640
 ................................................................................
  1,900,000     Chesapeake Energy Corp. sr. notes
                10 1/2s, 2002                                      1,990,250
 ................................................................................
  1,500,000     Chesapeake Energy Corp. sr. notes
                12s, 2001                                          1,620,000
 ................................................................................
  4,000,000     Gulf Canada Resources Ltd. sr. sub.
                notes 9 5/8s, 2005 (Canada)                        4,220,000
 ................................................................................
  5,000,000     TransTexas Gas Corp. sr. secd. notes
                11 1/2s, 2002                                      5,162,500
 ................................................................................
  1,100,000     Triton Energy sr. sub. disc. notes
                stepped-coupon zero %
                (9 3/4s, 12/15/96), 2000++                         1,036,750
--------------------------------------------------------------------------------
                                                                  18,498,140
--------------------------------------------------------------------------------
PAGING (1.8%)
 ................................................................................
  3,750,000     A+ Network Inc. sr. sub. notes
                11 7/8s, 2005                                      3,778,125
 ................................................................................
  3,400,000     Mobile Telecommunications Tech.
                sr. notes 13 1/2s, 2002                            3,791,000
 ................................................................................
  1,550,000     Pagemart, Inc. sr. disc. notes stepped-
                coupon zero % (12 1/4s, 11/1/98),
                2003++                                             1,154,750
--------------------------------------------------------------------------------
                                                                   8,723,875
--------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS (4.8%)
 ................................................................................
  4,500,000     APP International Finance Co. notes
                11 3/4s, 2005 (Netherlands)                        4,410,000
 ................................................................................
  4,975,000     Domtar, Inc. notes 12s, 2001 (Canada)              5,882,938
 ................................................................................
  4,375,000     Gaylord Container Corp. sr. notes 11 1/2s, 2001    4,506,250
 ................................................................................
  2,000,000     Repap New Brunswick sr. notes
                10 5/8s, 2005 (Canada)                             1,960,000
 ................................................................................
    810,000     Riverwood International Corp. sr. notes
                10 3/4s, 2000                                        870,750
 ................................................................................
  1,200,000     Riverwood International Corp. sr. sub.
                notes 10 3/8s, 2004                                1,335,000
 ................................................................................
  1,990,000     Riverwood International Corp. sr. sub.
                notes 11 1/4s, 2002                                2,159,150
 ................................................................................
  3,025,000     Stone Container Corp. sr.
                notes 11 1/2s, 2004                                3,009,875
--------------------------------------------------------------------------------
                                                                  24,133,963
--------------------------------------------------------------------------------
PUBLISHING (0.9%)
 ................................................................................
  3,750,000     American Media Operation, Inc. sr. sub
                notes 11 5/8s, 2004                                3,787,500
 ................................................................................

                                                             PCM HIGH YIELD FUND

CORPORATE BONDS AND NOTES
--------------------------------------------------------------------------------
Principal Amount                                                    Value
 ................................................................................
PUBLISHING (continued)
 ................................................................................
 $1,000,000     Marvel Parent Holdings, Inc. sr. secd.
                disc. notes zero %, 1998                            $712,500
--------------------------------------------------------------------------------
                                                                   4,500,000
--------------------------------------------------------------------------------
REAL ESTATE (0.6%)
 ................................................................................
    170,000     Chelsea Piers 144A Ser. B, stepped-
                coupon zero % (11s, 6/15/99), 2009++                 161,925
 ................................................................................
  3,000,000     Chelsea Piers Ser. B, 1st mtge. disc.
                notes stepped-coupon zero %
                (12 1/2s, 6/15/96), 2004++                         2,835,000
--------------------------------------------------------------------------------
                                                                   2,996,925
--------------------------------------------------------------------------------
RECREATION (5.4%)
 ................................................................................
  1,750,000     Arizona Charlies Corp. Ser. B, 1st mtge.
                12s, 2000+                                         1,225,000
 ................................................................................
    320,000     Capitol Queen Corp. Ser. B, 1st mtge.
                notes 12s, 2000+                                     256,000
 ................................................................................
  1,775,000     Casino America, Inc. 1st mtge. 11 1/2s, 2001       1,641,875
 ................................................................................
  4,715,000     Grand Casinos, Inc. 1st mtge. 10 1/8s, 2003        4,915,388
 ................................................................................
  5,000,000     Lady Luck Gaming Corp. Ser. B,
                1st mtge. 10 1/2s, 2001                            3,850,000
 ................................................................................
  2,263,000     Louisiana Casino Cruises Corp.
                1st mtge. 11 1/2s, 1998                            2,217,740
 ................................................................................
  1,300,000     Mohegan Tribal Gaming 144A sr. notes
                13 1/2s, 2002                                      1,404,000
 ................................................................................
  1,425,000     PRT Funding Corp. sr. notes 11 5/8s, 2004          1,068,750
 ................................................................................
  2,725,000     Premier Parks, Inc. Ser. A, sr. notes
                12s, 2003                                          2,820,375
 ................................................................................
  1,188,000     Trump Castle Funding Corp. sr. sub.
                notes 11 1/2s, 2000                                1,188,000
 ................................................................................
  1,000,000     Trump Hotels & Casino Resorts sr.
                secd. notes 15 1/2s, 2005                          1,070,000
 ................................................................................
  4,975,000     Trump Plaza Funding, Inc. 1st mtge.
                notes 10 7/8s, 2001                                5,149,125
--------------------------------------------------------------------------------
                                                                  26,806,253
--------------------------------------------------------------------------------
RETAIL (2.4%)
 ................................................................................
  1,650,000     Brylane (L.P.) sr. sub. notes 10s, 2003            1,460,250
 ................................................................................
  3,225,000     County Seat Stores Inc. sr. sub. notes
                12s, 2002                                          2,580,000
 ................................................................................
  2,255,000     Finlay Enterprises, Inc. sr. notes
                10 5/8s, 2003                                      2,187,350
 ................................................................................
  4,075,000     Loehmanns' Holdings, Inc. sr. notes
                10 1/2s, 1997                                      4,095,375
 ................................................................................
  1,450,000     Loehmanns' Holdings, Inc. sr. sub. notes
                13 3/4s, 1999                                      1,363,000
 ................................................................................
    150,000     Service Merchandise Co., Inc. sr. sub.
                deb. 9s, 2004                                        121,875
--------------------------------------------------------------------------------
                                                                  11,807,850
--------------------------------------------------------------------------------
 CORPORATE BONDS AND NOTES
--------------------------------------------------------------------------------
Principal Amount                                                    Value
 ................................................................................
SCHOOL BUSES (0.2%)
 ................................................................................
 $  895,000     Blue Bird Body Co. Ser. B sub. deb.,
                11 3/4s, 2002                                       $939,750
--------------------------------------------------------------------------------
SPECIALTY CONSUMER PRODUCTS (0.9%)
 ................................................................................
  1,550,000     Herff Jones, Inc. sr. sub. notes 11s. 2005         1,658,500
 ................................................................................
  3,000,000     Playtex Family Products Corp. sr.
                sub. notes 9s, 2003                                2,640,000
--------------------------------------------------------------------------------
                                                                   4,298,500
--------------------------------------------------------------------------------
TELEPHONE SERVICES (1.4%)
 ................................................................................
  7,500,000     Intelcom Group, Inc. 144A sr. disc.
                notes stepped-coupon zero %
                (13 1/2s, 9/15/00), 2005++                         4,387,500
 ................................................................................
  3,450,000     MFS Communications sr. disc. notes
                stepped-coupon zero %
                (9 3/8s, 1/15/99), 2004++                          2,785,875
--------------------------------------------------------------------------------
                                                                   7,173,375
--------------------------------------------------------------------------------
TEXTILES (0.5%)
 ................................................................................
  3,020,000     Reeves Industries Inc. bonds 11s, 2002             2,582,100
--------------------------------------------------------------------------------
                Total Corporate Bonds and Notes
                (cost $385,753,694)                             $394,233,898
--------------------------------------------------------------------------------
UNITS (6.1%)*
--------------------------------------------------------------------------------
Number of Units                                                     Value
 ................................................................................
      1,550     Australis Media units stepped-coupon
                zero % (14s, 5/15/2000), 2003
                (Australia)++                                     $1,119,875
 ................................................................................
        273     Celcaribe S.A. 144A units stepped-
                coupon zero % (13 1/2s, 3/15/98),
                2004++                                             2,538,900
 ................................................................................
      6,335     Cellnet Data Systems Inc. units
                stepped-coupon zero %
                (13s, 6/15/2005), 2005++                           3,769,325
 ................................................................................
      3,000     Fitzgerald Gaming Co. units 13s, 2002              2,805,000
 ................................................................................
        652     GST Telecommunications, Inc. 144A
                unit stepped-coupon zero %
                (13 7/8s, 12/15/00), 2005 (Canada)++               3,129,600
 ................................................................................
      2,140     Heartland Wireless Communication
                144A units 13s, 2003                               2,412,850
 ................................................................................
      4,700     ICF Kaiser International, Inc. sr. sub.
                units 12s, 2003                                    4,418,000
 ................................................................................
  3,240,000     Intermedia Communications of
                Florida units Ser. B, sr. notes 13 1/2s,
                2005                                               3,612,600
 ................................................................................
    275,200     Premium Standard Farms 144A exch.
                pfd. units 12 1/2s, 2000                             247,680
 ................................................................................
      7,150     SDW Holdings Corp. 144A units 15s, 2006+           2,002,000
 ................................................................................
        710     Terex Corp. 144A units 13 3/4s, 2002                 621,250
 ................................................................................
  3,312,000     Total Renal Care Holdings, Inc. units
                sr. sub. disc. notes stepped-coupon
                zero % (12s, 8/15/97), 2004++                      3,179,520
 ................................................................................

                                                             PCM HIGH YIELD FUND

UNITS
--------------------------------------------------------------------------------
Number of Units                                                     Value
 ................................................................................
       550      Wireless One Inc. units 13s, 2003                   $583,000
--------------------------------------------------------------------------------
                Total Units
                (cost $29,048,161)                               $30,439,600
--------------------------------------------------------------------------------
PREFERRED STOCKS (2.8%)*
--------------------------------------------------------------------------------
Number of Shares                                                    Value
 ................................................................................
    30,000      Cablevision System Corp Ser. G, $11.75
                exch. pfd.                                        $3,090,000
 ................................................................................
    50,700      California Federal Bank Ser. B, $10.625
                exch. pfd.                                         5,500,950
 ................................................................................
    20,000      Chevy Chase Savings Bank $13.00 pfd.                 615,000
 ................................................................................
    22,775      Foxmeyer Health Corp. Ser. A, $4.20 pfd.++++         851,216
 ................................................................................
    76,200      SD Warren Co. Ser. B, $3.50 pfd.                   2,400,300
 ................................................................................
       635      Supermarkets General Holdings Corp.
                $3.52 exch. pfd.++++                                  17,304
 ................................................................................
    89,000      Total Renal Care, Inc. 144A $12.00, pfd.           1,666,970
--------------------------------------------------------------------------------
                Total Preferred Stocks
                (cost $12,603,796)                               $14,141,740
--------------------------------------------------------------------------------
COMMON STOCKS (2.7%)*
--------------------------------------------------------------------------------
Number of Shares                                                    Value
 ................................................................................
    69,051      Ampex Corp. Class A+                                $276,204
 ................................................................................
     1,520      Applause Enterprises, Inc. (acquired
                various dates from 1/26/88 to 1/5/89,
                cost $393,155)+++                                      4,560
 ................................................................................
     4,275      Axia Holding Corp. 144A+                             119,700
 ................................................................................
    80,000      Cablevision Systems Corp. Class A+                 4,340,000
 ................................................................................
    47,844      Computervision Corp.+                                735,602
 ................................................................................
   157,742      Grand Union Co. (acquired various dates
                from 7/15/92 to 12/1/94,
                cost $4,751,406)+++                                1,183,065
 ................................................................................
     6,352      Lear Seating Corp.+                                  184,208
 ................................................................................
   201,517      Loehmanns' Holdings, Inc.+                           352,655
 ................................................................................
   192,000      NEXTEL Communications, Inc. Class A+               2,832,000
 ................................................................................
       726      PMI Holdings Corp.+                                  145,200
 ................................................................................
       665      Premium Holdings L.P. 144A+                           59,821
 ................................................................................
    15,000      Specialty Foods Corp.+                                11,250
 ................................................................................
     5,125      Taj Mahal Holding Corp. Class A+                      97,375
 ................................................................................
   105,250      Tele-Communications Inc. Class A+                  2,091,844
 ................................................................................
    30,570      Total Renal Care Holdings, Inc.+                     901,815
--------------------------------------------------------------------------------
                Total Common Stocks
                (cost $15,001,635)                               $13,335,299
--------------------------------------------------------------------------------
 CONVERTIBLE BONDS AND NOTES (1.4%)*
--------------------------------------------------------------------------------
Principal Amount                                                    Value
 ................................................................................
$3,556,000      Pricellular Wireless cv. sub. notes
                stepped-coupon zero %,
                (10 3/4s, 8/15/00), 2004++                        $2,724,232
 ................................................................................
 4,000,000      Riverwood International Corp. Conv.
                sub. notes 6 3/4s, 2003                            4,380,000
--------------------------------------------------------------------------------
                Total Convertible Bonds and Notes
                (cost $7,545,033)                                 $7,104,232
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.8%)*
--------------------------------------------------------------------------------
 Number of Shares                                                   Value
 ................................................................................
    20,000      Conseco, Inc. Ser. D, $3.25 cv. pfd.            $1,060,000
 ................................................................................
    50,000      Granite Broadcasting $1.938 cv. pfd.             2,700,000
--------------------------------------------------------------------------------
                Total Convertible Preferred Stocks
                (cost $3,150,000)                               $3,760,000
--------------------------------------------------------------------------------
 WARRANTS (0.4%)*+
--------------------------------------------------------------------------------
 Number of                                     Expiration
 Warrants                                            Date           Value
 ................................................................................
 40,000         Becker Gaming Corp. 144A         11/15/00            $20,000
 ................................................................................
  5,792         Casino America, Inc.             11/15/96                579
 ................................................................................
   6,000        Casino Magic Finance Corp.       10/14/96                300
 ................................................................................
  13,425        Cinemark Mexico USA, Inc.          8/1/03            124,383
 ................................................................................
   4,000        Commodore Media 144A               5/1/00            420,000
 ................................................................................
   2,725        County Seat Holdings, Inc.       10/15/98             27,250
 ................................................................................
   3,086        Dial Page Inc. 144A              12/15/98                 31
 ................................................................................
  73,255        Gaylord Container Corp.           7/31/96            549,413
 ................................................................................
   1,399        Grand Union Co. Ser. 1
                (acquired 6/16/93, cost
                $560)++                           6/16/00              1,049
 ................................................................................
   2,799        Grand Union Co. Ser. 2 (acquired
                7/13/93, cost $280)++             6/16/00                280
 ................................................................................
 120,000        Insight Communications Co.        3/31/98            240,000
 ................................................................................
  24,750        Intelcom Group 144A              10/15/05            123,750
 ................................................................................
   3,240        Intermedia Communications 144A     6/1/00             32,400
 ................................................................................
   6,789        Louisiana Casino Cruises, Inc.
                144A                              12/1/98            101,835
 ................................................................................
   7,130        Pagemart, Inc. 144A              12/31/03             64,170
 ................................................................................
     250        Payless Cashways, Inc.            11/1/96                 63
 ................................................................................
   5,801        Petracom Holdings, Inc. 144A       8/1/05             41,332
 ................................................................................
   6,000        President Riverboat Casinos,
                Inc. 144A                         9/23/96                300
 ................................................................................
   5,000        Southdown, Inc.                  10/31/96             21,875
 ................................................................................
     171        Southland Corp.                   2/23/96                428
 ................................................................................
      46        Telemedia Broadcasting             4/1/04             34,853
 ................................................................................
  13,160        UCC Investor Holding, Inc.       10/30/99            125,020
 ................................................................................
   3,180        Universal Outdoor, Inc.144A        7/1/04            127,200
 ................................................................................
     305        Wright Medical Technology,
                Inc. 144A                          6/30/03            50,276
--------------------------------------------------------------------------------
                Total Warrants
                (cost $1,435,306)                                 $2,106,787
--------------------------------------------------------------------------------

                                                             PCM HIGH YIELD FUND

SHORT-TERM INVESTMENTS (2.6%)* (cost $12,802,259)
--------------------------------------------------------------------------------
Principal Amount                                                    Value
 ................................................................................
$12,796,000     Interest in $744,817,000 joint
                repurchase agreement dated
                December 29, 1995 with Morgan
                Stanley & Co. Inc. due January 2,
                1996 with respect to various U.S.
                Treasury obligations-maturity value
                of $12,804,346 for an effective yield
                of 5.87%                                         $12,802,259
--------------------------------------------------------------------------------
                Total Investments
                 (cost $467,339,884)***                         $477,923,815
--------------------------------------------------------------------------------

See page 66 for Notes to the Portfolios.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                  PCM U.S. GOVERNMENT AND HIGH QUALITY BOND FUND
Portfolio of investments owned
December 31, 1995


U.S. GOVERNMENT AND AGENCY OBLIGATIONS (48.0%)*
--------------------------------------------------------------------------------
Principal Amount                                                           Value
 ................................................................................
                  Federal National Mortgage Association
 ................................................................................
$17,649,721         Dwarfs pass-through certificates 6s,
                    with various due dates from January
                    1, 2009 to October 1, 2009                       $17,467,574
 ................................................................................
  9,220,000         Med. term notes 5.94s,
                    December 12, 2005                                  9,256,327
 ................................................................................
 31,645,754         Pass-through certificates 7s, with
                    various due dates from July 1, 2023
                    to February 1, 2025                               31,902,716
 ................................................................................
    885,000       Financing Corporation 9.65s, November 2, 2018        1,231,115
 ................................................................................
                  Government National Mortgage
                  Association
 ................................................................................
  8,610,480         Midget pass-through certificates
                    6 1/2s, with various due dates from
                    June 15, 2008 to May 15, 2009                      8,688,491
 ................................................................................
  8,707,370         Midget pass-through certificates 6s,
                    with various due dates from
                    August 15, 2008 to May 15, 2009                    8,644,763
 ................................................................................
 35,110,196         Pass-through certificates 7 1/2s, with
                    various due dates from January 15,
                    2023 to December 15, 2025                         36,184,092
 ................................................................................
 35,268,092         Pass-through certificates 7s, with
                    various due dates from April 15,
                    2023 to September 15, 2025                        35,686,719
 ................................................................................
 34,149,058         Pass-through certificates 6 1/2s, with
                    various due dates from November
                    15, 2023 to September 15, 2025                    33,871,423
 ................................................................................
 10,000,000       Tennessee Valley Auth. 7 1/4s,
                  July 15, 2043                                       10,422,500
 ................................................................................
  8,834,000       U.S. Treasury Bonds 11 7/8s,
                  November 15, 2003                                   12,341,363
 ................................................................................
 17,735,000       U.S. Treasury Bonds 11 5/8s,
                  November 15, 2004                                   25,100,523
 ................................................................................
 18,410,000       U.S. Treasury Bonds 7 1/2s,
                  November 15, 2024                                   22,129,372
 ................................................................................
 50,795,000       U.S. Treasury Interest Strips zero %,
                  May 15, 2003                                        33,922,425
 ................................................................................
 77,650,000       U.S. Treasury Interest Strips zero %,
                  February 15, 2003                                   52,659,124
 ................................................................................
  2,175,000       U.S. Treasury Notes 7 1/2s,
                  February 15, 2005                                    2,465,232
 ................................................................................
  5,000,000       U.S. Treasury Notes 7 1/4s,
                  August 15, 2004                                      5,560,150
 ................................................................................
 10,330,000       U.S. Treasury Notes 6 7/8s,
                  March 31, 2000                                      10,912,715
--------------------------------------------------------------------------------
                  Total U.S. Government and Agency
                  Obligations
                  (cost $346,891,103)                               $358,446,624
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (25.5%)*
--------------------------------------------------------------------------------
Principal Amount                                                           Value
 ................................................................................
BANKS (4.0%)
 ................................................................................
 $8,500,000     Abbey National First Capital sub. notes
                8.2s, 2004 (United Kingdom)                           $9,640,020
 ................................................................................
  9,000,000     MBNA American Bank, N.A. med. term
                notes 7.3s, 1999                                       9,413,280
 ................................................................................
  2,000,000     Northern Trust Corp. med. term notes
                9.2s, 2001                                             2,299,200
 ................................................................................
  7,000,000     Scotland International Finance 144A sub.
                notes 8.85s, 2006 (Netherlands)                        8,251,250
--------------------------------------------------------------------------------
                                                                      29,603,750
--------------------------------------------------------------------------------
BROADCASTING (0.8%)
 ................................................................................
  5,000,000     Paramount Communications Inc. sr. notes
                7 1/2s, 2002                                           5,184,000
 ................................................................................
    600,000     Paramount Communications Inc. sub.
                deb. Ser. A, 7s, 2003                                    590,610
--------------------------------------------------------------------------------
                                                                       5,774,610
--------------------------------------------------------------------------------
CONGLOMERATES (2.7%)
 ................................................................................
  3,000,000     Allied Signal Inc. notes 9.2s, 2003                    3,506,460
 ................................................................................
  3,830,000     B A T Capital Corp. 144A med. term
                notes 6.19s, 2000                                      3,850,835
 ................................................................................
  9,760,000     Canadian Pacific Ltd. deb. 9.45s, 2021
                (Canada)                                              12,724,600
--------------------------------------------------------------------------------
                                                                      20,081,895
--------------------------------------------------------------------------------
FINANCE (2.3%)
 ................................................................................
  5,000,000     Associates Corp. of North America sr.
                notes 6 3/4s, 1999                                     5,149,150
 ................................................................................
  4,000,000     International Lease Finance AIG notes
                6 1/2s, 1999                                           4,072,720
 ................................................................................
  7,200,000     Rodamco NV notes 7 3/4s, 2015
                (Netherlands)                                          7,908,624
--------------------------------------------------------------------------------
                                                                      17,130,494
--------------------------------------------------------------------------------
INSURANCE (1.6%)
 ................................................................................
  8,000,000     AMBAC Indemnity Corp. deb. 9 3/8s, 2011               10,096,000
 ................................................................................
  2,000,000     Fletcher Challenge Finance USA Ltd.
                notes 9s, 1999 (New Zealand)                           2,187,180
--------------------------------------------------------------------------------
                                                                      12,283,180
--------------------------------------------------------------------------------
OFFICE EQUIPMENT (0.4%)
 ................................................................................
  3,000,000     Xerox Corp. notes 9 5/8s, 1997                         3,183,780
--------------------------------------------------------------------------------
OIL AND GAS (3.3%)
 ................................................................................
  5,505,000     Anadarko Petroleum Corp. deb. 7 1/4s,
                2025                                                   6,322,768
 ................................................................................
  2,000,000     Imperial Oil Ltd. deb. 8 3/4s, 2019
                (Canada)                                               2,342,500
 ................................................................................
 10,000,000     Norsk Hydro AS deb. 7.15s, 2025
                (Norway)                                              10,387,500
 ................................................................................
  5,000,000     Trans-Canada PipeLines Ltd. deb. 8 5/8s,
                2012 (Canada)                                          5,925,000
--------------------------------------------------------------------------------
                                                                      24,977,768
--------------------------------------------------------------------------------

                                  PCM U.S. GOVERNMENT AND HIGH QUALITY BOND FUND

CORPORATE BONDS AND NOTES
--------------------------------------------------------------------------------
Principal Amount                                                    Value
 ................................................................................
RESTAURANTS (0.7%)
 ................................................................................
 $ 4,666,666        Secured Restaurants Trust deb.
                    10 1/4s, 2000                                 $5,315,239
--------------------------------------------------------------------------------
STOCK BROKERAGE (1.5%)
 ................................................................................
  10,000,000        Goldman, Sachs & Co. 144A deb.,
                    8s, 2013                                      10,840,300
--------------------------------------------------------------------------------
TELEPHONE UTILITIES (2.6%)
 ................................................................................
  10,000,000        Bell South Telecommunication sr.
                    unsub. 6 1/8s, 2008                            9,862,500
 ................................................................................
   2,000,000        GTE Corp. deb. 8.85s, 1998                     2,132,300
 ................................................................................
   6,993,000        Telekom Malaysia Berhad (New)
                    144A deb. 7 7/8s, 2025 (Malaysia)              7,679,433
--------------------------------------------------------------------------------
                                                                  19,674,233
--------------------------------------------------------------------------------
UTILITIES (5.6%)
 ................................................................................
   5,000,000        Carolina Power & Light Co. 1st
                    mtge. 8 7/8s, 2021                             5,705,800
 ................................................................................
   2,000,000        Carolina Power & Light Co. 1st
                    mtge. 9s, 2022                                 2,122,840
 ................................................................................
   3,000,000        Monongahela Power Co. 1st mtge.
                    8 5/8s, 2021                                   3,202,650
 ................................................................................
   7,750,000        Ohio Power Co. med. term notes
                    7 3/8s, 2023                                   8,137,965
 ................................................................................
   8,500,000        Old Dominion Electric Co. Ser.
                    93-A, 1st mtge. Sinking Fund, 7.78s,
                    2023                                           9,420,805
 ................................................................................
   3,000,000        Pacificorp secd. med. term notes
                    8.95s, 2011                                    3,696,660
 ................................................................................
   4,000,000        Southwestern Public Service Co.
                    1st. mtge. 8.2s, 2022                          4,403,240
 ................................................................................
   5,000,000        West Penn. Power Co. 1st mtge.
                    7 7/8s, 2022                                   5,245,200
--------------------------------------------------------------------------------
                                                                  41,935,160
--------------------------------------------------------------------------------
                    Total Corporate Bonds and Notes
                    (cost $176,239,962)                         $190,800,409
--------------------------------------------------------------------------------
 FOREIGN GOVERNMENT BONDS AND NOTES (10.7%)*
--------------------------------------------------------------------------------
Principal Amount                                                    Value
 ................................................................................
ITL 11,225,000,000  Italy (Government of) bonds,
                    10 1/2s, 2000                                 $7,128,974
 ................................................................................
NLG     21,630,000  Netherlands (Government of) deb.
                    6 3/4s, 2005                                  14,179,966
 ................................................................................
USD     10,500,000  New Zealand (Government of) deb.
                    9 7/8s, 2011                                  13,689,375
 ................................................................................
USD      2,000,000  Quebec (Province of) deb. 8 5/8s, 2005         2,313,040
 ................................................................................
DEM     27,800,000  Treuhandanstalt (Germany
                    Government of) bonds 7 1/8s, 2003             20,883,355
 ................................................................................
 GBP    12,196,000  United Kingdom Treasury bonds
                    9 3/4s, 2002                                  21,479,443
--------------------------------------------------------------------------------
                    Total Foreign Government Bonds and
                    Notes (cost $69,537,548)                     $79,674,153
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (9.0%)*
--------------------------------------------------------------------------------
Principal Amount                                                    Value
 ................................................................................
 $ 3,380,080        Chase Mortgage Finance Corp.
                    144A, Ser. 94-1, Class B2, 6.6s, 2025         $3,197,345
 ................................................................................
   4,338,776        Chase Mortgage Finance Corp.
                    144A, Ser. 94-1, Class B3, 6.6s, 2025          4,101,499
 ................................................................................
   5,292,335        Chase Mortgage Finance Corp.
                    144A, Ser. 94-1, Class B4, 6.6s, 2025          4,938,411
 ................................................................................
     569,328        Morgan Stanley Mortgage Trust Ser.
                    W, Class 5, 9.05s, 2018                          616,468
 ................................................................................
   2,787,505        Paine Webber Mortgage Acceptance
                    Corp. Ser. 94-3, Class M1,
                    6 1/2s, 2024                                   2,680,796
 ................................................................................
   8,273,692        Prudential Home Mortgage Securities
                    Co. 144A Ser. 95-C, Class 2B, 7.78s,
                    2001                                           8,349,965
 ................................................................................
   9,000,000        Prudential Home Mortgage Securities
                    Co. 144A Ser. 94-A, Class 1B3, 6.8s,
                    2024                                           8,730,000
 ................................................................................
   3,200,000        Prudential Home Mortgage Securities
                    Co. 144A Ser. 94-A, Class 3B3, 6.8s,
                    2024                                           3,044,000
 ................................................................................
   4,931,255        Prudential Home Mortgage Securities
                    Co. 144A Ser. 94-28, Class B1, 6.8s,
                    2001                                           4,868,843
 ................................................................................
   5,038,369        Prudential Home Mortgage Securities
                    Co. 144A Ser. 93-31, Class B1, 6s,
                    2000                                           4,865,175
 ................................................................................
   7,367,425        Residential Funding Mortgage
                    Security Ser. 93-MZ3, Class A1,
                    6.97s, 2023                                    7,362,821
 ................................................................................
  14,194,490        Securitized Asset Sales, Inc. Ser. 93-J,
                    Class 1B1, 6.8s, 2023                         13,824,103
 ................................................................................
     687,293        Travelers Mortgage Securities Corp.
                    coll. oblig. Ser. 1, Class Z2, 12s, 2014         757,741
--------------------------------------------------------------------------------
                    Total Collateralized Mortgage
                    Obligations (cost $60,915,386)               $67,337,167
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (4.9%)*
--------------------------------------------------------------------------------
Principal Amount                                                    Value
 ................................................................................
$     70,000        First Chicago Master Trust II Ser.
                    91-D, Class A, 8.4s, 1998                        $70,809
 ................................................................................
  10,000,000        Green Tree Financial Corp. Ser. 93-3
                    Class A5, 5 3/4s, 2018                         9,806,250
 ................................................................................
     148,445        Homeowners Federal Savings & Loan
                    Assn. Corp. Mfg. Hsg. contract
                    Ser. 88-A, Class A, 10.15s, 2008                 152,109
 ................................................................................
   3,506,837        Merrill Lynch Mortgage Investors Inc.
                    Ser. 94-G Class A1, 6.3s, 2014                 3,514,903
 ................................................................................
     355,593        Merrill Lynch Mortgage Investors Inc.
                    Ser. 89-C, Class A, 10.35s, 2009                 383,927
 ................................................................................
  20,000,000        Standard Credit Card Master Trust
                    Ser. 94-1A, 4.65s, 1999                       19,825,000
 ................................................................................
   3,000,000        Standard Credit Card Master Trust
                    Ser. 91-3A, 8 7/8s, 1998                       3,228,750
--------------------------------------------------------------------------------
                    Total Asset-Backed Securities
                    (cost $35,185,982)                           $36,981,748
--------------------------------------------------------------------------------

                                       46

                                  PCM U.S. GOVERNMENT AND HIGH QUALITY BOND FUND

SHORT-TERM INVESTMENTS (0.5%)* (cost $3,471,697)
--------------------------------------------------------------------------------
Principal Amount                                                    Value
 ................................................................................
 $3,470,000     Interest in $744,817,000 joint
                repurchase agreement dated
                December 29, 1995 with Morgan
                Stanley & Co., Inc. due January 2,
                1996 with respect to various U.S.
                Treasury obligations--maturity
                value of $3,472,263 for an effective yield
                of 5.87%                                          $3,471,697
--------------------------------------------------------------------------------
                Total Investments
                (cost $692,241,678)***                          $736,711,798
--------------------------------------------------------------------------------

FORWARD CURRENCY CONTRACTS TO SELL AT DECEMBER 31, 1995 (aggregate face value $59,320,807)

--------------------------------------------------------------------------------
                        Market Value     Aggregate     Delivery     Unrealized
                                        Face Value         Date   Depreciation
 ................................................................................
British Pounds          $19,399,024    $19,295,376     3/13/96     $(103,648)
 ................................................................................
Deutchemarks             19,260,006     19,240,975     3/13/96       (19,031)
 ................................................................................
Dutch Guilders           13,871,532     13,831,776     3/13/96       (39,756)
 ................................................................................
Italian Lira              6,993,504      6,952,680     3/13/96       (40,824)
--------------------------------------------------------------------------------
                                                                   $(203,259)
--------------------------------------------------------------------------------

See page 66 for Notes to the Portfolios.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                           PCM MONEY MARKET FUND
Portfolio of investments owned
December 31, 1995


COMMERCIAL PAPER (78.6%)*
--------------------------------------------------------------------------------
Principal Amount                                 Maturity Date           Value
 ................................................................................
DOMESTIC (63.2%)
 ................................................................................
$2,000,000   American Telephone & Telegraph
             Co., 5.48s                             4/17/96         $1,966,133
 ................................................................................
 5,000,000   American Telephone & Telegraph
             Co., 5.635s                            2/23/96          4,956,172
 ................................................................................
  4,000,000  American Telephone & Telegraph
             Co., 5.63s                             2/23/96          3,964,969
 ................................................................................
  5,000,000  BancOne Corp., 5.68s                   1/22/96          4,981,067
 ................................................................................
  5,000,000  Bell Atlantic Financial Services Inc.,
             5.76s                                   1/9/96          4,991,200
 ................................................................................
  5,000,000  Ciesco Inc., 5.625s                    2/14/96          4,963,281
 ................................................................................
  5,000,000  Ciesco Inc. 5.68s                       2/5/96          4,970,022
 ................................................................................
  3,300,000  Corporate Receivables Corp., 5.63s     2/23/96          3,271,099
 ................................................................................
  5,000,000  Corporate Receivables Corp., 5.67s     1/17/96          4,985,038
 ................................................................................
 10,000,000  Delaware Funding Corp., 5.73s          1/26/96          9,955,434
 ................................................................................
  5,000,000  Falcon Asset Securitization, 5.73s     1/17/96          4,984,879
 ................................................................................
  5,000,000  First National Bank of Boston, 5.73s   4/24/96          5,000,000
 ................................................................................
  5,000,000  First National Bank of Boston, 5.7s    4/17/96          5,000,000
 ................................................................................
  5,000,000  Fleet Mortgage Corp., 5.68s            2/22/96          4,956,611
 ................................................................................
  5,000,000  Fleet National Bank, 5.78s             2/12/96          5,000,000
 ................................................................................
  5,000,000  Ford Motor Credit Corp., 5.67s          2/1/96          4,973,225
 ................................................................................
  5,000,000  Ford Motor Credit Corp., 5.7s           2/7/96          4,968,333
 ................................................................................
  5,000,000  General Electric Capital Corp.,
             5.52s                                  4/11/96          4,920,267
 ................................................................................
  5,000,000  General Electric Capital Corp.,
             5.59s                                  3/26/96          4,931,678
 ................................................................................
  5,000,000  General Motors Acceptance Corp.,
             5.79s                                   1/3/96          4,995,979
 ................................................................................
  5,000,000  General Motors Acceptance Corp.,
             5.89s                                  1/16/96          4,985,275
 ................................................................................
  5,000,000  IBM Credit Corp., 5.64s                2/29/96          4,951,433
 ................................................................................
  5,000,000  Morgan (J.P.) & Co., Inc., 5.58s        3/5/96          4,948,075
 ................................................................................
  5,000,000  Morgan (J.P.) & Co., Inc., 5.58s       3/15/96          4,940,325
 ................................................................................
  3,000,000  National Rural Utilities
             Cooperative Finance Corp., 5.63s       2/27/96          2,971,850
 ................................................................................
  5,000,000  National Rural Utilities
             Cooperative Finance Corp., 5.68s       1/26/96          4,977,911
 ................................................................................
  5,000,000  NationsBank Corp., 5.655s               3/4/96          4,948,163
 ................................................................................
  8,000,000  Preferred Receivables Funding
             Corp., 5.68s                            2/1/96          7,957,084
 ................................................................................
  2,000,000  Preferred Receivables Funding Corp.,
             5.8s                                    2/7/96          1,987,111
 ................................................................................
  3,000,000  Sears Roebuck Acceptance Corp.,
             5.79s                                  1/11/96          2,993,728
 ................................................................................
  5,000,000  Sears Roebuck Acceptance Corp.,
             5.83s                                  1/17/96          4,984,615
 ................................................................................
  5,000,000  Sheffield Receivables Corp., 5.66s     2/16/96          4,961,481
 ................................................................................
COMMERCIAL PAPER
--------------------------------------------------------------------------------
Principal Amount                                 Maturity Date           Value
 ................................................................................
 $5,000,000  Sheffield Receivables Corp.,
             5.72s                                  2/22/96         $4,956,306
 ................................................................................
  7,210,000  USAA Capital Corp., 5.59s               2/6/96          7,166,337
--------------------------------------------------------------------------------
                                                                  $166,465,081
--------------------------------------------------------------------------------
FOREIGN (15.4%)
 ................................................................................
$ 8,000,000  ABN Amro, 5.57s                         4/5/96         $7,878,698
 ................................................................................
  5,000,000  Canadian Wheat Board, 5.66s             3/4/96          4,948,117
 ................................................................................
  5,000,000  Canadian Wheat Board, 5.635s           2/20/96          4,958,520
 ................................................................................
  8,000,000  Den Danske Bank, 5.567s                4/29/96          7,849,072
 ................................................................................
  5,000,000  Royal Bank of Canada, 5.48s            4/26/96          4,909,428
 ................................................................................
 10,000,000  Union Bank of Switzerland, 5.95s        1/2/96          9,996,694
--------------------------------------------------------------------------------
                                                                   $40,540,529
--------------------------------------------------------------------------------
             Total Commercial Paper
             (cost $207,005,610)                                  $207,005,610
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (8.7%)*
--------------------------------------------------------------------------------
Principal Amount                                 Maturity Date           Value
 ................................................................................
$5,000,000   Bayerische Landesbank, 5.75s           4/30/96         $5,000,492
 ................................................................................
 5,000,000   Royal Bank of Canada, 5.65s            3/15/96          4,999,221
 ................................................................................
 3,000,000   Societe Generale, 7.64s                 1/8/96          3,001,185
 ................................................................................
 5,000,000   Swiss Bank Corp., 5.72s                3/25/96          4,999,422
 ................................................................................
 5,000,000   National Westminster Bank, 5.81s       1/31/96          5,000,163
--------------------------------------------------------------------------------
             Total Certificates of Deposit
             (cost $23,000,483)                                    $23,000,483
--------------------------------------------------------------------------------
BANKER'S ACCEPTANCES (1.9%)* (cost $4,907,610)
--------------------------------------------------------------------------------
Principal Amount                                 Maturity Date           Value
 ................................................................................
$5,000,000   Republic Bank of New York, 5.59s       1/16/96         $4,907,610
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (3.8%)*
--------------------------------------------------------------------------------
Principal Amount                                 Maturity Date           Value
 ................................................................................
 $5,000,000  Federal Home Loan Mortgage
             Corp. Discount Notes, 6s               1/16/96         $4,985,000
 ................................................................................
  5,000,000  Federal National Mortgage Corp.
             Discount Notes, 5.48s                  4/12/96          4,920,083
--------------------------------------------------------------------------------
             Total U.S. Government and
             Agency Obligations (cost $9,905,083)                   $9,905,083
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (6.1%)* (cost $16,021,250)
--------------------------------------------------------------------------------
Principal Amount                                                         Value
 ................................................................................
$16,016,000  Interest in $308,242,000 joint repurchase
             agreement dated December 29, 1995 with
             Lehman Brothers Inc., due January 2, 1996
             with respect to various U.S. Treasury
             obligations--maturity value of $16,026,499
             for an effective yield of 5.90%                       $16,021,250
--------------------------------------------------------------------------------
             Total Investments
             (cost $260,840,036)***                               $260,840,036
--------------------------------------------------------------------------------

See page 66 for Notes to the Portfolios.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                            PCM UTILITIES GROWTH AND INCOME FUND
Portfolio of investments owned
December 31, 1995


COMMON STOCKS (84.8%)*
--------------------------------------------------------------------------------
Number of Shares                                                    Value
 ................................................................................
AUTOMOTIVE (0.1%)
 ................................................................................
  13,000     General Motors Corp.                                   $687,362
--------------------------------------------------------------------------------
 BANKS (2.4%)
 ................................................................................
  81,100     Bankers Trust New York Corp.                          5,393,150
 ................................................................................
  40,700     Fleet Financial Group, Inc.                           1,658,525
 ................................................................................
  13,900     Keycorp                                                 503,875
 ................................................................................
  61,500     National City Corp.                                   2,037,188
 ................................................................................
 101,600     PNC Bank Corp.                                        3,276,600
--------------------------------------------------------------------------------
                                                                  12,869,338
--------------------------------------------------------------------------------
BUSINESS SERVICES (0.5%)
 ................................................................................
  40,700     Dun & Bradstreet Corp.                                2,635,325
--------------------------------------------------------------------------------
CONGLOMERATES (0.2%)
 ................................................................................
  60,700     GenCorp, Inc.                                           743,575
 ................................................................................
  20,300     Ogden Corp.                                             433,913
--------------------------------------------------------------------------------
                                                                   1,177,488
--------------------------------------------------------------------------------
ELECTRIC UTILITIES (34.4%)
 ................................................................................
  12,400     AO Mosenergo 144A ADS (Russia)+                          97,650
 ................................................................................
 150,000     Atlantic Energy, Inc.                                 2,887,500
 ................................................................................
  86,000     Baltimore Gas & Electric Co.                          2,451,000
 ................................................................................
  85,000     Boston Edison Co.                                     2,507,500
 ................................................................................
   7,100     CILCORP, Inc.                                           300,863
 ................................................................................
 145,200     CMS Energy Corp.                                      4,337,850
 ................................................................................
  40,700     CMS Energy Corp. Class G                                768,213
 ................................................................................
 145,200     Carolina Power & Light Co.                            5,009,400
 ................................................................................
  86,500     Central & South West Corp.                            2,411,188
 ................................................................................
  22,300     Central Costanera 144A ADR (Argentina)                  680,150
 ................................................................................
  93,500     Central Maine Power Co.                               1,344,063
 ................................................................................
  33,200     Central Puerto 144A ADR (Argentina)                     622,500
 ................................................................................
   5,000     Chilectra S.A. 144A ADR (Chile)+                        247,500
 ................................................................................
 166,000     China Light & Power Co. (Hong Kong)                     764,304
 ................................................................................
 166,000     Cinergy Corp.                                         5,083,750
 ................................................................................
  45,600     Compania Boliviana Energia ADR (Bolivia)              1,516,200
 ................................................................................
  41,500     Consolidated Edison Co. of New York, Inc.             1,328,000
 ................................................................................
  20,700     DPL, Inc.                                               512,325
 ................................................................................
  83,000     Delmarva Power & Light Co.                            1,888,250
 ................................................................................
 137,000     Dominion Resources, Inc.                              5,651,250
 ................................................................................
  20,700     Duke Power Co.                                          980,663
 ................................................................................
 128,744     East Midlands Electricity (United Kingdom)+           1,331,020
 ................................................................................
  60,000     Eastern Utilities Assoc.                              1,417,500
 ................................................................................
  49,800     Empresa Nacional de Electricidad ADR (Spain)          2,851,050
 ................................................................................
  28,400     Empresa Nacional de Electricidad ADR (Chile)            646,100
 ................................................................................
 210,000     Entergy Corp.                                         6,142,500
 ................................................................................
  50,000     FPL Group, Inc.                                       2,318,750
 ................................................................................
 125,400     Florida Progress Corp.                                4,436,025
 ................................................................................
COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                    Value
 ................................................................................
 146,200     General Public Utilities Corp.                       $4,970,800
 ................................................................................
  46,400     Hawaiian Electric Industries, Inc.                    1,798,000
 ................................................................................
 200,000     Hong Kong Electric  Holdings Ltd. (Hong Kong)           655,716
 ................................................................................
 309,100     Huaneng Power International, Inc. ADR (China)+        4,443,313
 ................................................................................
 267,500     IES Industries, Inc.                                  7,088,750
 ................................................................................
 500,000     Iberdrola S.A. (Spain)                                4,563,393
 ................................................................................
  10,000     Interstate Power Corp.                                  332,500
 ................................................................................
  20,700     KU Energy Corp.                                         621,000
 ................................................................................
 230,000     Kansas City Power & Light Co.                         6,008,750
 ................................................................................
 256,300     Long Island Lighting Co.                              4,196,913
 ................................................................................
  10,000     NIPSCO Industries, Inc.                                 382,500
 ................................................................................
  55,000     New England Electric Systems Inc.                     2,179,376
 ................................................................................
 207,500     Northeast Utilities Co.                               5,057,813
 ................................................................................
  95,000     Oklahoma Gas & Electric Co.                           4,085,000
 ................................................................................
 145,200     Peco Energy Co.                                       4,374,150
 ................................................................................
 290,500     Pinnacle West Capital Corp.                           8,351,875
 ................................................................................
 177,700     Portland General Corp.                                5,175,513
 ................................................................................
 169,400     Potomac Electric Power Co.                            4,446,750
 ................................................................................
 228,200     Public Service Co. of Colorado                        8,072,575
 ................................................................................
 217,500     Public Service Enterprise Group, Inc.                 6,660,938
 ................................................................................
  62,200     Rochester Gas & Electric Corp.                        1,407,275
 ................................................................................
 286,000     SCE Corp.                                             5,076,500
 ................................................................................
  33,200     San Diego Gas & Electric Co.                            788,500
 ................................................................................
 160,000     Scana Corp.                                           4,580,000
 ................................................................................
 249,000     Scottish Power PLC (United Kingdom)                   1,428,015
 ................................................................................
 173,900     Shandong Huaneng Power ADR (China)                    1,173,825
 ................................................................................
 195,000     Sierra Pacific Resources                              4,558,125
 ................................................................................
 165,000     TNP Enterprises, Inc.                                 3,093,750
 ................................................................................
 117,000     Texas Utilities Co.                                   4,811,625
 ................................................................................
  83,000     United Illuminating Co.                               3,102,125
 ................................................................................
 106,500     Utilicorp United, Inc.                                3,128,438
 ................................................................................
 125,500     WPL Holdings, Inc.                                    3,843,438
 ................................................................................
  70,000     Washington Water Power Co.                            1,225,000
--------------------------------------------------------------------------------
                                                                 182,215,305
--------------------------------------------------------------------------------
GAS PIPELINES (3.2%)
 ................................................................................
  25,000     Enron Corp.                                             953,125
 ................................................................................
   1,500     North Carolina Natural Gas Corp.                         37,500
 ................................................................................
 256,600     Panhandle Eastern Corp.                               7,152,725
 ................................................................................
  85,000     TransCanada Pipelines Ltd. (Canada)                   1,168,750
 ................................................................................
 195,800     Westcoast Energy, Inc.                                2,863,575
 ................................................................................
 103,700     Williams Cos., Inc. (The)                             4,549,838
--------------------------------------------------------------------------------
                                                                  16,725,513
--------------------------------------------------------------------------------
GAS UTILITIES (16.5%)
 ................................................................................
  80,000     Atlanta Gas Light Co.                                 1,580,000
 ................................................................................
 101,000     Atmos Energy Corp.                                    2,323,000
 ................................................................................

                                            PCM UTILITIES GROWTH AND INCOME FUND

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                     Value
 ................................................................................
GAS UTILITIES (continued)
 ................................................................................
  21,700        Bay State Gas Co.                                   $602,175
 ................................................................................
  65,000        Brooklyn Union Gas Co.                             1,901,250
 ................................................................................
  60,000        Cascade Natural Gas Corp.                            967,500
 ................................................................................
 164,300        Columbia Gas System, Inc.+                         7,208,663
 ................................................................................
  53,400        Connecticut Energy Corp.                           1,188,150
 ................................................................................
  70,000        Consolidated Natural Gas Co.                       3,176,250
 ................................................................................
 116,700        El Paso Natural Gas Co.                            3,311,363
 ................................................................................
 109,500        Energen Corp.                                      2,641,688
 ................................................................................
  45,000        Indiana Energy, Inc.                               1,074,375
 ................................................................................
 155,700        K N Energy, Inc.                                   4,534,763
 ................................................................................
  50,000        Laclede Gas Co.                                    1,056,250
 ................................................................................
 271,300        MCN Corp.                                          6,307,725
 ................................................................................
 120,000        NICOR, Inc.                                        3,300,000
 ................................................................................
  86,500        NUI Corp.                                          1,513,750
 ................................................................................
 115,000        National Fuel Gas Co.                              3,866,875
 ................................................................................
  36,000        New Jersey Resources Corp.                         1,084,500
 ................................................................................
 180,000        Noram Energy Corp.                                 1,597,500
 ................................................................................
 138,000        Northwest Natural Gas Co.                          4,554,000
 ................................................................................
  60,000        ONEOK, Inc.                                        1,372,500
 ................................................................................
 330,000        Pacific Enterprises                                9,322,500
 ................................................................................
  43,400        Pennsylvania Enterprises, Inc.                     1,643,775
 ................................................................................
 104,700        Peoples Energy Corp.                               3,324,225
 ................................................................................
  64,700        Piedmont Natural Gas Co., Inc.                     1,504,275
 ................................................................................
  46,000        Public Service Co. of North Carolina, Inc.           822,250
 ................................................................................
 210,700        Questar Corp.                                      7,058,450
 ................................................................................
  14,000        South Jersey Industries, Inc.                        323,750
 ................................................................................
   2,500        Southern Union Co.+                                   63,125
 ................................................................................
  75,000        Southwest Gas Corp.                                1,321,875
 ................................................................................
 207,500        Transportadora de Gas del Sur ADR
                (Argentina)                                        2,671,563
 ................................................................................
  25,600        United Cities Gas Co.                                480,000
 ................................................................................
  60,400        WICOR, Inc.                                        1,947,900
 ................................................................................
  12,300        Washington Energy Co.                                229,088
 ................................................................................
  59,200        Yankee Energy System, Inc.                         1,494,800
--------------------------------------------------------------------------------
                                                                  87,369,853
--------------------------------------------------------------------------------
INSURANCE (1.1%)
 ................................................................................
  81,000        American General Corp.                             2,824,875
 ................................................................................
 105,000        GCR Holdings, Ltd.+                                2,362,500
 ................................................................................
  45,000        USF&G Corp.                                          759,375
--------------------------------------------------------------------------------
                                                                   5,946,750
--------------------------------------------------------------------------------
METALS AND MINING (0.2%)
 ................................................................................
  40,700        Freeport-McMoRan Copper & Gold Co.,
                Inc. Class A                                       1,139,600
--------------------------------------------------------------------------------
NATURAL GAS (0.9%)
 ................................................................................
 217,500        UGI Corp. (New)                                    4,513,125
 ................................................................................
COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                     Value
 ................................................................................
OIL AND GAS (1.1%)
 ................................................................................
  95,000        ENSERCH Corp.                                     $1,543,750
 ................................................................................
 134,900        NGC Corporation                                    1,197,238
 ................................................................................
  40,000        Pennzoil Co.                                       1,690,000
 ................................................................................
  50,600        Petro-Canada 1st installment (Canada)+               290,950
 ................................................................................
  41,900        Union Pacific Resources Group Inc.+                1,063,213
--------------------------------------------------------------------------------
                                                                   5,785,151
--------------------------------------------------------------------------------
PAPER (0.2%)
 ................................................................................
  20,000        Weyerhaeuser Co.                                     865,000
--------------------------------------------------------------------------------
PHARMACEUTICALS AND BIOTECHNOLOGY (1.1%)
 ................................................................................
  28,800        Bristol-Myers Squibb Co.                           2,473,200
 ................................................................................
  88,450        Pharmacia & Upjohn, Inc.+                          3,427,438
--------------------------------------------------------------------------------
                                                                   5,900,638
--------------------------------------------------------------------------------
PIPELINES (0.9%)
 ................................................................................
 127,200        Coastal Corp.                                      4,738,200
--------------------------------------------------------------------------------
 REIT'S (2.5%)
 ................................................................................
  66,600        Avalon Properties, Inc.                            1,431,900
 ................................................................................
  15,700        Duke Realty Investments, Inc.                        492,588
 ................................................................................
 114,800        Equity Residential Properties Trust                3,515,750
 ................................................................................
  40,700        Glimcher Realty Trust                                702,075
 ................................................................................
  40,700        LTC Properties, Inc.                                 610,500
 ................................................................................
  35,200        Macerich Co.                                         704,000
 ................................................................................
  40,700        Nationwide Health Properties, Inc.                 1,709,400
 ................................................................................
  41,500        Paragon Group, Inc.                                  721,063
 ................................................................................
  40,700        Public Storage, Inc.                                 773,300
 ................................................................................
  41,500        Simon Property Group, Inc.                         1,011,563
 ................................................................................
  56,000        South West Property Trust, Inc.                      756,000
 ................................................................................
  45,000        Storage Trust Realty                               1,023,750
--------------------------------------------------------------------------------
                                                                  13,451,889
--------------------------------------------------------------------------------
 RETAIL (1.8%)
 ................................................................................
 682,600        K mart Corp.                                       4,948,850
 ................................................................................
  75,000        Melville Corporation                               2,306,250
 ................................................................................
  52,000        Penney (J.C.) Co., Inc.                            2,476,500
--------------------------------------------------------------------------------
                                                                   9,731,600
--------------------------------------------------------------------------------
 TELEPHONE UTILITIES (15.6%)
 ................................................................................
  45,000        American Telephone & Telegraph Co.                 2,913,750
 ................................................................................
 116,100        Ameritech Corp. New                                6,849,900
 ................................................................................
 140,000        Bell Atlantic Corp.                                9,362,500
 ................................................................................
  68,000        BellSouth Corp.                                    2,958,000
 ................................................................................
  70,500        Frontier Corp.                                     2,115,000
 ................................................................................
 208,200        GTE Corp.                                          9,160,800
 ................................................................................
 622,500        MCI Communications Corp.                          16,262,813
 ................................................................................
 124,500        NYNEX Corp.                                        6,723,000
 ................................................................................
  39,700        Pacific Telesis Group                              1,334,913
 ................................................................................

                                            PCM UTILITIES GROWTH AND INCOME FUND

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                     Value
 ................................................................................
TELEPHONE UTILITIES (continued)
 ................................................................................
    141,600       SBC Communications, Inc.                         $8,142,000
 ................................................................................
    383,500       Sprint Corp.                                     15,292,063
 ................................................................................
     48,800       US West, Inc.                                     1,744,600
--------------------------------------------------------------------------------
                                                                   82,859,339
--------------------------------------------------------------------------------
TOBACCO (0.6%)
 ................................................................................
     28,000       American Brands, Inc.                             1,249,500
 ................................................................................
     20,300       Philip Morris Cos., Inc.                          1,837,150
--------------------------------------------------------------------------------
                                                                    3,086,650
--------------------------------------------------------------------------------
TRANSPORTATION (0.7%)
 ................................................................................
     27,200       Canadian National Railway Co.
                  (Canada)+                                           408,000
 ................................................................................
     81,300       Consolidated Freightways, Inc.                    2,154,450
 ................................................................................
     45,000       Ryder System, Inc.                                1,113,750
--------------------------------------------------------------------------------
                                                                    3,676,200
--------------------------------------------------------------------------------
 WATER UTILITIES (0.4%)
 ................................................................................
    166,666       Welsh Water PLC (United Kingdom)+                 2,002,075
 ................................................................................
     30,000       Yorkshire Water PLC (United
                  Kingdom)                                            274,350
--------------------------------------------------------------------------------
                                                                    2,276,425
--------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS (0.4%)
 ................................................................................
     83,000       Airtouch Communications, Inc.+                    2,344,750
--------------------------------------------------------------------------------
                  Total Common Stocks
                  (cost $395,838,929)                            $449,995,501
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (8.5%)*
--------------------------------------------------------------------------------
Principal Amount                                                     Value
 ................................................................................
ELECTRIC UTILITIES (6.9%)
 ................................................................................
 $1,000,000       Allegheny Generating Co. deb. 6 7/8s,
                  2023                                             $1,009,170
 ................................................................................
    797,000       Arkansas Electric Corp. bonds 7.33s,
                  2008                                                825,393
 ................................................................................
    499,000       BVPS II Funding Corp. notes 8.33s,
                  2007                                                499,499
 ................................................................................
  2,000,000       Chugach Electric Co. 1st mtge. Ser. A,
                  9.14s, 2022                                       2,280,000
 ................................................................................
  1,489,000       Citizens Utilities Co. bonds 7.68s, 2034          1,748,979
 ................................................................................
  1,000,000       Cleveland Electric Co. med. term
                  notes 8.33s, 1998                                 1,021,940
 ................................................................................
  1,500,000       Consumers Power Co. 1st mtge. 8 3/4s,
                  1998                                              1,580,010
 ................................................................................
  1,000,000       Delmarva Power & Light Co. med.
                  term. notes 5.69s, 1998                           1,000,050
 ................................................................................
  1,000,000       Georgia Power Co. 1st mtge. 7s, 2000              1,006,460
 ................................................................................
  1,469,305       Indiana-Michigan Power Co. deb.
                  9.82s, 2022                                       1,942,539
 ................................................................................
  2,000,000       Kansas City Power & Light Co. med.
                  term. notes 5 3/4s, 1998                          2,003,160
 ................................................................................

CORPORATE BONDS AND NOTES
--------------------------------------------------------------------------------
Principal Amount                                                     Value
 ................................................................................
 $1,000,000       Kansas Gas & Electric deb. 8.29s, 2016           $1,075,410
 ................................................................................
  1,000,000       Kentucky Utilities Co. 1st mtge. Ser. R,
                  7.55s, 2025                                       1,065,625
 ................................................................................
  1,500,000       Midwest Power Systems 6 3/4s, 2000                1,535,025
 ................................................................................
  1,500,000       Montana Power Co. 1st mtge. 7.7s,
                  1999                                              1,562,325
 ................................................................................
  2,000,000       Pacific Gas Transmission Co. sr. notes
                  7.1s, 2005                                        2,093,780
 ................................................................................
  1,000,000       Philadelphia Electric Co. 1st ref. mtge.
                  8 5/8s, 2022                                      1,094,200
 ................................................................................
  2,000,000       Potomac Electric Power 1st mtge.
                  8 1/2s, 2027                                      2,176,720
 ................................................................................
  2,000,000       Public Service Co. of Colorado coll.
                  trust 6 3/8s, 2005                                2,026,060
 ................................................................................
  1,000,000       San Diego Gas & Electric Co. Ser. JJ,
                  1st mtge. 9 5/8s, 2020                            1,166,910
 ................................................................................
  2,000,000       South Carolina Electric & Gas Co. 1st.
                  mtge. 7 5/8s, 2005                                2,207,500
 ................................................................................
  1,000,000       Southwestern Public Service Co. 1st.
                  mtge. 8.2s, 2022                                  1,100,810
 ................................................................................
  1,000,000       Texas Utilities Co. secd. lease fac.
                  bonds 7.46s, 2015                                 1,061,450
 ................................................................................
  2,000,000       Utilicorp United sr. notes 8.2s, 2007             2,250,500
 ................................................................................
  1,000,000       West Penn Power Co. 1st mtge. 7 7/8s,
                  2022                                              1,049,040
--------------------------------------------------------------------------------
                                                                   36,382,555
--------------------------------------------------------------------------------
GAS UTILITIES (1.1%)
 ................................................................................
  1,000,000       Michigan Consolidated Gas 1st mtge.
                  8 1/4s, 2014                                      1,172,860
 ................................................................................
  2,000,000       ONEOK Inc. deb. 9.7s, 2019                        2,365,760
 ................................................................................
  2,000,000       Southern Union Gas sr. notes 7.6s,
                  2024                                              2,083,840
--------------------------------------------------------------------------------
                                                                    5,622,460
--------------------------------------------------------------------------------
TELEPHONE UTILITIES (0.5%)
 ................................................................................
  2,000,000       BellSouth Telecommunication deb.
                  6 3/4s, 2033                                      1,960,000
 ................................................................................
  1,000,000       Pacific Bell Co. 7 3/4s, 2032                     1,051,250
--------------------------------------------------------------------------------
                                                                    3,011,250
--------------------------------------------------------------------------------
                  Total Corporate Bonds and Notes
                  (cost $42,903,836)                              $45,016,265
--------------------------------------------------------------------------------
PREFERRED STOCKS (1.1%)*
--------------------------------------------------------------------------------
Number of Shares                                                     Value
 ................................................................................
    110,000       Bankers Trust New York Corp. Ser.
                  Q, $5.882, ARP (Adjustable Rate
                  Preferred)                                       $2,323,750
 ................................................................................
    117,200       Public Service Co. of New Hampshire
                  $2.65 pfd.                                        2,988,600
 ................................................................................
    180,000       Welsh Water PLC $7.875 pfd.
                  (United Kingdom)+                                   304,110
--------------------------------------------------------------------------------
                  Total Preferred Stocks (cost
                  $6,267,485)                                      $5,616,460
--------------------------------------------------------------------------------

                                       51

                                            PCM UTILITIES GROWTH AND INCOME FUND

 U.S. GOVERNMENT AND AGENCY OBLIGATIONS (1.0%)*
--------------------------------------------------------------------------------
Principal Amount                                                     Value
 ................................................................................
  $1,520,000      U.S. Treasury Bonds 8 1/8s,
                  August 15, 2019                                  $1,911,157
 ................................................................................
   3,200,000      U.S. Treasury Notes 8 3/4s,
                  August 15, 2000                                   3,634,496
--------------------------------------------------------------------------------
                  Total U.S. Government and Agency
                  Obligations
                  (cost $5,632,213)                                $5,545,653
--------------------------------------------------------------------------------
 CONVERTIBLE BONDS AND NOTES (0.9%)*
--------------------------------------------------------------------------------
Principal Amount                                                     Value
 ................................................................................
 $ 1,100,000      MBL International Finance Global
                  Bank Guaranty cv. trust 3s, 2002
                  (Bermuda)                                        $1,270,500
 ................................................................................
   1,571,000      WMX Technologies, Inc. cv. sub.
                  notes 2s, 2005                                    1,351,060
 ................................................................................
   2,000,000      Telekom Malaysia Berhad 144A cv.
                  deb. 4s, 2004 (Malaysia)                          1,910,000
--------------------------------------------------------------------------------
                  Total Convertible Bonds and Notes
                  (cost $4,127,916)                                $4,531,560
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.7%)*
--------------------------------------------------------------------------------
Number of Shares                                                     Value
 ................................................................................
      28,800      Unisys Corp. Ser. A, $3.75 cv. pfd.                $774,000
 ................................................................................
      60,000      Philippine Long Distance Telephone
                  Co. Ser. III $3.50 cv. pfd.
                  (Philippines)                                     3,105,000
--------------------------------------------------------------------------------
                  Total Convertible Preferred Stocks
                  (cost $4,076,577)                                $3,879,000
--------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES (0.7%)*
--------------------------------------------------------------------------------
Principal Amount                                                     Value
 ................................................................................
  $1,000,000      Australian Gas & Light Co. sr. 144A
                  notes 6 3/8s, 2003 (Australia)                   $1,000,980
 ................................................................................
   1,000,000      Iberdrola S.A. notes 7 1/2s, 2002
                  (Spain)                                           1,073,750
 ................................................................................
   1,500,000      Petroliam Nasional Berhad 144A
                  notes 6 7/8s, 2003 (Malaysia)                     1,555,905
--------------------------------------------------------------------------------
                  Total Foreign Government Bonds
                  and Notes
                  (cost $3,456,020)                                $3,630,635
--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS (2.9%)* (cost $15,349,543)
--------------------------------------------------------------------------------
Principal Amount                                                     Value
 ................................................................................
 $15,342,000      Interest in $308,242,000 joint
                  repurchase agreement dated
                  December 29, 1995 with Lehman
                  Brothers Inc. due January 2, 1996
                  with respect to various U.S.
                  Treasury obligations-maturity value
                  of $15,352,058 for an effective yield
                  of 5.90%                                       $ 15,349,543
--------------------------------------------------------------------------------
                  Total Investments
                  (cost $477,652,519)                            $533,564,617
--------------------------------------------------------------------------------

See page 66 for Notes to the Portfolios.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                     PCM DIVERSIFIED INCOME FUND
Portfolio of investments owned
December 31, 1995

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (30.1%)*
--------------------------------------------------------------------------------
Principal Amount                                                     Value
 ................................................................................
 $4,553,574       Federal National Mortgage Association
                  pass-through certificates 7s, with
                  various due dates from February 1,
                  2024 to August 1, 2025                           $4,590,549
 ................................................................................
                  Government National Mortgage
                  Association pass-through certificates
 ................................................................................
 17,157,671          7 1/2s, with various due dates from
                     October 15, 2022 to
                     December 15, 2025                             17,662,845
 ................................................................................
 13,380,947          7s, with various due dates from
                     October 15, 2022 to
                     September 15, 2025                            13,539,779
 ................................................................................
  4,342,740          6 1/2s, with various due dates from
                     September 15, 2023 to
                     June 15, 2024                                  4,307,434
 ................................................................................
  3,305,000          U.S. Treasury Bonds 10 3/4s,
                     May 15, 2003                                   4,334,210
 ................................................................................
    185,000          U.S. Treasury Bonds 8 1/8s,
                     August 15, 2019                                  232,608
 ................................................................................
 15,460,000          U.S. Treasury Bonds 6 7/8,
                     August 15, 2005                               17,435,943
 ................................................................................
 19,155,000          U.S. Treasury Notes 6 1/2s,
                     May 15, 2005                                  20,379,196
 ................................................................................
  7,925,000          U.S. Treasury Notes 6 1/4s,
                     February 15, 2003                              8,267,994
 ................................................................................
  1,805,000          U.S. Treasury Principal Strip zero %,
                     August 15, 2022                                  356,217
 ................................................................................
  1,760,000          U.S. Treasury Principal Strip zero %,
                     February 15, 2019                                420,886
--------------------------------------------------------------------------------
                     Total U.S. Government and Agency
                     Obligations
                     (cost $89,089,934)                           $91,527,661
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (29.6%)*
--------------------------------------------------------------------------------
Principal Amount                                                     Value
 ................................................................................
ADVERTISING (0.4%)
 ................................................................................
   $400,000       Universal Outdoor, Inc. sub. deb.
                  11s, 2003                                          $390,000
 ................................................................................
  1,500,000       Universal Outdoor, Inc. sr. notes
                  stepped-coupon zero % (14s, 7/1/99),
                  2004++                                              967,155
--------------------------------------------------------------------------------
                                                                    1,357,155
--------------------------------------------------------------------------------
AEROSPACE AND DEFENSE (0.4%)
 ................................................................................
  1,000,000       BE Aerospace sr. notes, 9 3/4s, 2003              1,007,500
 ................................................................................
    200,000       UNC, Inc. sr. notes 9 1/8s, 2003                    193,250
--------------------------------------------------------------------------------
                                                                    1,200,750
--------------------------------------------------------------------------------
AGRICULTURE (0.8%)
 ................................................................................
  1,500,000       PSF Finance (L.P.) sr. exch. notes
                  12 1/4s, 2004                                     1,500,000
 ................................................................................
    750,000       PSF Finance (L.P.) sr. notes 12s, 2000              750,000
 ................................................................................
    138,000       PSF Finance (L.P.) sr. disc. notes
                  stepped-coupon zero %
                  (12s, 9/15/96), 2003++                              120,923
--------------------------------------------------------------------------------
                                                                    2,370,923
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES
--------------------------------------------------------------------------------
Principal Amount                                                     Value
 ................................................................................
AUTOMOTIVE PARTS (0.4%)
 ................................................................................
 $1,000,000       Exide Corp. sr. notes 10s, 2005                  $1,085,000
 ................................................................................
    200,000       Key Plastics Corp. sr. notes 14s, 1999              206,000
--------------------------------------------------------------------------------
                                                                    1,291,000
--------------------------------------------------------------------------------
BANKS (0.2%)
 ................................................................................
    695,000       Chevy Chase Savings Bank Inc.
                  sub. deb. 9 1/4s, 2005                              708,900
--------------------------------------------------------------------------------
BROADCASTING (2.3%)
 ................................................................................
  1,000,000       Argyle Television Corp. sr. sub. notes
                  9 3/4s, 2005                                        995,000
 ................................................................................
    825,000       Commodore Media, Inc. sr. sub. notes
                  stepped-coupon 7 1/2s (13 1/4s, 5/1/98),
                  2003++                                              775,500
 ................................................................................
    750,000       New City Broadcasting Corp. sr. sub.
                  notes 11 3/8s, 2003                                 690,000
 ................................................................................
    425,000       Outlet Broadcasting, Inc. sr. sub. notes
                  10 7/8s, 2003                                       468,031
 ................................................................................
    750,000       Panamsat (L.P.) sr. sub. notes stepped-
                  coupon zero % (11 3/8s, 8/1/98), 2003++             615,000
 ................................................................................
  1,250,000       Paxson Communications Corp. 144A
                  sr. sub. notes 11 5/8s, 2002                      1,278,125
 ................................................................................
    827,000       Petracom Hldgs stepped coupon
                  zero % (17 1/2s, 8/1/98), 2003++                    562,360
 ................................................................................
  1,150,000       SFX Broadcasting, Inc. sr. sub. notes
                  11 3/8s, 2000                                     1,216,125
 ................................................................................
    530,000       Telemedia Broadcasting Corp. 144A
                  deb. stepped-coupon 6.4s (16s,
                  6/15/99), 2004++                                    477,000
--------------------------------------------------------------------------------
                                                                    7,077,141
--------------------------------------------------------------------------------
BUILDING AND CONSTRUCTION (0.8%)
 ................................................................................
    250,000       Miles Homes Services sr. notes
                  12s, 2001                                           180,000
 ................................................................................
  1,000,000       Presley Cos. sr. notes 12 1/2s, 2001                795,000
 ................................................................................
    250,000       Scotsman Group, Inc. sr. secd. notes
                  9 1/2s, 2000                                        252,500
 ................................................................................
    500,000       Webb (DEL E.) Corp. sr. notes
                  10 7/8s, 2000                                       510,000
 ................................................................................
    750,000       Webb (DEL E.) Corp. sr. sub. deb.
                  9s, 2006                                            712,500
--------------------------------------------------------------------------------
                                                                    2,450,000
--------------------------------------------------------------------------------
BUILDING PRODUCTS (0.8%)
 ................................................................................
    750,000       American Standard, Inc. deb. 9 1/4s, 2016           780,000
 ................................................................................
    750,000       Inter-City Products sr. notes 9 3/4s, 2000          525,000
 ................................................................................
  1,000,000       Schuller International Corp. sr. notes
                  10 7/8s, 2004                                     1,122,500
--------------------------------------------------------------------------------
                                                                    2,427,500
--------------------------------------------------------------------------------
BUSINESS SERVICES (0.1%)
 ................................................................................
    250,000       Corporate Express, Inc. Ser. B, sr. sub.
                  notes 9 1/8s, 2004                                  251,875
--------------------------------------------------------------------------------
CABLE TELEVISION (2.7%)
 ................................................................................
    550,000       Adelphia Communications Corp. sr.
                  notes 12 1/2s, 2002                                 539,000
 ................................................................................

                                                     PCM DIVERSIFIED INCOME FUND

CORPORATE BONDS AND NOTES
--------------------------------------------------------------------------------
Principal Amount                                                     Value
 ................................................................................
CABLE TELEVISION (continued)
 ................................................................................
   $50,000        Adelphia Communications Corp. notes
                  Ser. B, 9 7/8s, 2005                                $45,000
 ................................................................................
 1,097,256        Adelphia Communications Corp. sr. notes
                  9 1/2s, 2004++++                                    905,236
 ................................................................................
   100,000        Century Communications Corp. sr. sub.
                  deb. 11 7/8s, 2003                                  107,750
 ................................................................................
   500,000        Century Communications Corp. sr. notes
                  9 3/4s, 2002                                        522,500
 ................................................................................
   500,000        Continental Cablevision, Inc. sr. deb.
                  9 1/2s, 2013                                        537,500
 ................................................................................
 1,000,000        Continental Cablevision, Inc. 144A sr.
                  notes 8.3s, 2006                                  1,002,500
 ................................................................................
   750,000        Diamond Cable Communication Co. sr.
                  disc. notes stepped-coupon zero %
                  (11 3/4s, 12/15/00), 2005++                         440,625
 ................................................................................
   300,000        Insight Communications Co. sr. sub. notes
                  stepped-coupon 8 1/4s (11 1/4s, 3/1/96),
                  2000++                                              297,000
 ................................................................................
 1,500,000        Lenfest Communications sr. notes
                  8 3/8s, 2005                                      1,503,750
 ................................................................................
 1,000,000        Marcus Cable Co. (L.P.) sr. sub. disc.
                  notes stepped-coupon zero %
                  (13 1/2s, 8/1/99), 2004++                           752,500
 ................................................................................
   500,000        Rogers Cablesystem Ltd. deb. 10 1/8s, 2012
                  (Canada)                                            526,250
 ................................................................................
 2,060,000        Telewest Communications PLC deb.
                  stepped-coupon zero %, (11s, 10/1/00),
                  2007 (United Kingdom)++                           1,236,000
--------------------------------------------------------------------------------
                                                                    8,415,611
--------------------------------------------------------------------------------
CELLULAR COMMUNICATIONS (1.7%)
 ................................................................................
   400,000        Cellular, Inc. sr. sub. disc. notes stepped-
                  coupon zero % (11 3/4s, 9/1/98), 2003++             318,000
 ................................................................................
 1,000,000        Cencall Communications Corp. sr. disc.
                  notes stepped-coupon zero %
                  (10 1/8s, 1/15/99), 2004++                          565,000
 ................................................................................
   200,000        Centennial Cellular Corp. sr. notes
                  8 7/8s, 2001                                        197,000
 ................................................................................
   750,000        Commnet Cellular Inc. bonds 11 1/4s, 2005           791,250
 ................................................................................
 1,500,000        Dial Call Communications, Inc. sr. disc.
                  notes stepped-coupon zero %
                  (12 1/4s, 4/15/99), 2004++                          855,000
 ................................................................................
 1,000,000        NEXTEL Communications, Inc. sr. disc.
                  notes stepped-coupon zero %
                  (11 1/2s, 9/1/98), 2003++                           630,000
 ................................................................................
   100,000        NEXTEL Communications, Inc. sr. disc.
                  notes stepped-coupon zero %
                  (9 3/4s, 2/15/99), 2004++                            54,250
 ................................................................................
 2,000,000        Pricellular Wireless Ser. B, sr. disc. notes
                  stepped-coupon zero % (14s, 11/15/97),
                  2001++                                            1,760,000
--------------------------------------------------------------------------------
                                                                    5,170,500
--------------------------------------------------------------------------------
CHEMICALS (0.8%)
 ................................................................................
   750,000        Acetex Corp. 144A sr. notes 9 3/4s, 2003            780,000
 ................................................................................
CORPORATE BONDS AND NOTES
--------------------------------------------------------------------------------
Principal Amount                                                     Value
 ................................................................................
$1,200,000        G-I Holdings, Inc. Ser. B, sr. disc. notes
                  zero%, 1998                                        $930,000
 ................................................................................
   750,000        Harris Chemical Corp. sr. secd. disc.
                  notes stepped-coupon zero %
                  (10 1/4s, 1/15/96), 2001++                          712,500
--------------------------------------------------------------------------------
                                                                    2,422,500
--------------------------------------------------------------------------------
COMPUTER EQUIPMENT (0.3%)
 ................................................................................
 1,000,000        Computervision Corp. sr. sub. notes
                  11 3/8s, 1999                                     1,040,000
--------------------------------------------------------------------------------
CONTAINERS (0.3%)
 ................................................................................
 1,000,000        Ivex Holdings Corp. sr. disc. deb.
                  stepped-coupon zero %
                  (13 1/4s, 3/15/00), 2005++                          560,000
 ................................................................................
   500,000        Ivex Packaging Corp. sr. sub. notes
                  12 1/2s, 2002                                       530,000
--------------------------------------------------------------------------------
                                                                    1,090,000
--------------------------------------------------------------------------------
DEFENSE ELECTRONICS (0.2%)
 ................................................................................
   700,000        Alliant Techsystems, Inc. sr. sub. notes
                  11 3/4s, 2003                                       771,750
--------------------------------------------------------------------------------
ELECTRIC UTILITIES (2.3%)
 ................................................................................
   300,000        Cleveland Electric Illuminating Co.,
                  1st mtge. Ser. B, 9 1/2s, 2005                      310,500
 ................................................................................
 1,300,000        First PV Funding deb. 10.15s, 2016                1,329,250
 ................................................................................
   750,000        Long Island Lighting Co. deb. 9s, 2022              770,363
 ................................................................................
   250,000        Long Island Lighting Co. deb. 8.9s, 2019            252,398
 ................................................................................
   500,000        Midland Funding Corp. II Ser. B, deb.
                  13 1/4s, 2006                                       547,500
 ................................................................................
 1,740,000        Midland Funding Corp. II Ser. A deb.
                  11 3/4s, 2005                                     1,827,000
 ................................................................................
 1,000,000        Niagara Mohawk Power Corp. 1st. mtge.
                  8 3/4s, 2022                                        962,500
 ................................................................................
 1,000,000        Texas New Mexico Pwr. deb.
                  12 1/2s, 1999                                     1,125,000
--------------------------------------------------------------------------------
                                                                    7,124,511
--------------------------------------------------------------------------------
ELECTRONICS (0.5%)
 ................................................................................
 1,000,000        Amphenol Corp. sr. notes 10.45s, 2001             1,100,000
 ................................................................................
   750,000        International Semi-Tech. Corp. sr. secd.
                  disc. notes stepped-coupon zero %
                  (11 1/2s, 8/15/00), 2003 (Canada)++                 402,188
--------------------------------------------------------------------------------
                                                                    1,502,188
--------------------------------------------------------------------------------
FINANCIAL SERVICES (0.3%)
 ................................................................................
   350,000        AIM Management Group sr. secd. notes
                  9s, 2003                                            365,750
 ................................................................................
   350,000        First Federal Financial Corp. notes
                  11 3/4s, 2004                                       341,250
 ................................................................................
   400,000        Keystone Group, Inc. sr. secd.
                  notes 9 3/4s, 2003                                  386,000
--------------------------------------------------------------------------------
                                                                    1,093,000
--------------------------------------------------------------------------------
FOOD (0.7%)
 ................................................................................
 1,400,000        Fresh Del Monte Produce Corp. NV Ser.
                  B, sr. notes, 10s, 2003 (Netherlands)             1,267,000
 ................................................................................

                                                     PCM DIVERSIFIED INCOME FUND

CORPORATE BONDS AND NOTES
--------------------------------------------------------------------------------
Principal Amount                                                     Value
 ................................................................................
FOOD (continued)
 ................................................................................
   $200,000       Mafco, Inc. sr. sub. notes 11 7/8s, 2002           $206,000
 ................................................................................
    600,000       Specialty Foods Corp. Ser. B, sr. notes
                  10 1/4s, 2001                                       564,000
--------------------------------------------------------------------------------
                                                                    2,037,000
--------------------------------------------------------------------------------
FOOD CHAINS (0.9%)
 ................................................................................
    250,000       Safeway, Inc. med. term notes
                  8.57s, 2003                                         271,250
 ................................................................................
  1,000,000       Southland Corp. 1st priority sr. sub. deb.
                  5s, 2003                                            832,500
 ................................................................................
    750,000       Southland Corp. deb. Ser. A, 4 1/2s, 2004           585,000
 ................................................................................
  1,000,000       Stater Brothers sr. notes 11s, 2001                 995,000
--------------------------------------------------------------------------------
                                                                    2,683,750
--------------------------------------------------------------------------------
HEALTH CARE (1.3%)
 ................................................................................
    830,000       Columbia/HCA Healthcare med. term
                  notes 7.58s, 2025                                   891,213
 ................................................................................
    500,000       Graphic Controls Corp. 144A sr. sub.
                  notes 12s, 2005                                     517,500
 ................................................................................
    585,000       Ivac Corp. sr. notes 9 1/4s, 2002                   605,475
 ................................................................................
    800,000       Merit Behavioral Care 144A sr. sub.
                  notes 11 1/2s, 2005                                 830,000
 ................................................................................
    100,000       Quorum Health Group, Inc. sr. sub.
                  notes 11 7/8s, 2002                                 112,000
 ................................................................................
    750,000       Tenet Healthcare Corp. sr. sub. notes
                  10 1/8s, 2005                                       834,375
 ................................................................................
    100,000       Wright Medical Technology, Inc. Ser. B,
                  sr. secd. notes 10 3/4s, 2000                       103,000
--------------------------------------------------------------------------------
                                                                    3,893,563
--------------------------------------------------------------------------------
INSURANCE (0.9%)
 ................................................................................
    300,000       American Annuity Group, Inc. sr. sub.
                  notes 11 1/8s, 2003                                 325,500
 ................................................................................
    350,000       Reliance Group Holdings, Inc. sr. sub.
                  deb. 9 3/4s, 2003                                   360,500
 ................................................................................
    200,000       Reliance Group Holdings, Inc. sr. notes
                  9s, 2000                                            205,750
 ................................................................................
  1,750,000       Terra Nova Insurance Holdings sr. notes
                  10 3/4s, 2005 (United Kingdom)                    1,907,500
--------------------------------------------------------------------------------
                                                                    2,799,250
--------------------------------------------------------------------------------
LODGING (0.8%)
 ................................................................................
    700,000       HMH Properties, Inc. sr. notes
                  9 1/2s, 2005                                        714,000
 ................................................................................
  1,000,000       John Q. Hammons Hotels, Inc. 1st mtge.
                  8 7/8s, 2004                                        990,000
 ................................................................................
    550,000       La Quinta Motor Inns, Inc. deb.
                  9 1/4s, 2003                                        583,000
--------------------------------------------------------------------------------
                                                                    2,287,000
--------------------------------------------------------------------------------
METALS AND MINING (0.3%)
 ................................................................................
    700,000       Kaiser Aluminum & Chemical Corp. sr.
                  sub. notes 12 3/4s, 2003                            766,500
--------------------------------------------------------------------------------
MOTION PICTURE DISTRIBUTION (0.6%)
 ................................................................................
  1,600,000       Act III Theatres, Inc. sr. sub. notes
                  11 7/8s, 2003                                     1,736,000
--------------------------------------------------------------------------------
 CORPORATE BONDS AND NOTES
--------------------------------------------------------------------------------
Principal Amount                                                     Value
 ................................................................................
OFFICE EQUIPMENT (0.1%)
 ................................................................................
   $400,000       United Stationer Supply, Inc. sr. sub. notes
                  12 3/4s, 2005                                      $436,000
--------------------------------------------------------------------------------
OIL AND GAS (1.7%)
 ................................................................................
    100,000       Chesapeake Energy Corp. sr. notes
                  12s, 2001                                           108,000
 ................................................................................
    600,000       Chesapeake Energy Corp. sr. notes
                  10 1/2s, 2002                                       628,500
 ................................................................................
    320,000       Flores & Rucks, Inc. sr. notes 13 1/2s, 2004        363,200
 ................................................................................
  1,000,000       Gulf Canada Resources Ltd. sr. sub. notes
                  9 5/8s, 2005 (Canada)                             1,055,000
 ................................................................................
    200,000       Maxus Energy Corp. global notes
                  9 7/8s, 2002                                        201,000
 ................................................................................
    500,000       Maxus Energy Corp. notes 9 1/2s, 2003               487,500
 ................................................................................
    552,000       Maxus Energy Corp. deb. 8 1/2s, 2008                502,320
 ................................................................................
  1,250,000       TransTexas Gas Corp. sr. secd. notes
                  11 1/2s, 2002                                     1,290,625
 ................................................................................
    500,000       Triton Energy sr. sub. disc. notes stepped-
                  coupon zero % (9 3/4s, 12/15/96), 2000++            471,250
--------------------------------------------------------------------------------
                                                                    5,107,395
--------------------------------------------------------------------------------
PAGING (0.5%)
 ................................................................................
    500,000       A+ Network Inc. sr. sub. notes
                  11 7/8s, 2005                                       503,750
 ................................................................................
    250,000       Mobile Telecommunications Tech. sr.
                  notes 13 1/2s, 2002                                 278,750
 ................................................................................
    500,000       Mobilemedia Corp. sr. sub. notes
                  9 3/8s, 2007                                        515,000
 ................................................................................
    100,000       Pagemart, Inc. sr. disc. notes stepped-
                  coupon zero % (12 1/4s, 11/1/98), 2003++             74,500
--------------------------------------------------------------------------------
                                                                    1,372,000
--------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS (1.0%)
 ................................................................................
    750,000       APP International Finance Co. notes
                  11 3/4s, 2005 (Netherlands)                         735,000
 ................................................................................
    400,000       Gaylord Container Corp. sr. sub. disc.
                  deb. stepped-coupon zero %
                  (12 3/4s, 5/15/96), 2005++                          394,000
 ................................................................................
    350,000       Riverwood International Corp. sr. sub.
                  notes 11 1/4s, 2002                                 379,750
 ................................................................................
    250,000       Riverwood International Corp. sr. sub.
                  notes 10 3/8s, 2004                                 278,125
 ................................................................................
    250,000       Stone Container Corp. deb. sr. sub. notes
                  11 1/2s, 1999                                       251,250
 ................................................................................
    500,000       Stone Container Corp. 1st mtge.
                  10 3/4s, 2002                                       516,250
 ................................................................................
    375,000       Stone Container Corp. sr. sub. notes
                  9 7/8s, 2001                                        364,688
--------------------------------------------------------------------------------
                                                                    2,919,063
--------------------------------------------------------------------------------
PUBLISHING (0.3%)
 ................................................................................
    600,000       Marvel Holdings, Inc. Ser. B, sr. notes,
                  zero %, 1998                                        432,000
 ................................................................................

                                                     PCM DIVERSIFIED INCOME FUND

CORPORATE BONDS AND NOTES
--------------------------------------------------------------------------------
Principal Amount                                                     Value
 ................................................................................
PUBLISHING (continued)
 ................................................................................
  $500,000        Marvel III Holdings, Inc. sr. Ser. B notes
                  9 1/8s, 1998                                       $460,000
--------------------------------------------------------------------------------
                                                                      892,000
--------------------------------------------------------------------------------
RAIL EQUIPMENT (0.2%)
 ................................................................................
   500,000        Westinghouse Air Brake sr. notes
                  9 3/8s, 2005                                        521,250
--------------------------------------------------------------------------------
REAL ESTATE (0.3%)
 ................................................................................
   820,000        Chelsea Piers Ser. B, 1st mtge. disc. notes
                  stepped-coupon zero % (12 1/2s, 6/15/96),
                  2004++                                              774,900
 ................................................................................
    50,000        Chelsea Piers 144A Ser. B, stepped-
                  coupon zero % (11s, 6/15/99), 2009++                 47,625
--------------------------------------------------------------------------------
                                                                      822,525
--------------------------------------------------------------------------------
RECREATION (2.2%)
 ................................................................................
   150,000        Arizona Charlies Corp. Ser. B, 1st mtge.
                  12s, 2000+                                          105,000
 ................................................................................
    40,000        Capitol Queen Corp. Ser. B, 1st mtge.
                  notes 12s, 2000+                                     32,000
 ................................................................................
   675,000        Casino America, Inc. 1st mtge.
                  11 1/2s, 2001                                       624,375
 ................................................................................
   200,000        Elsinore Corp. 1st mtge. 20s, 2000
                  (In Default)+                                       170,000
 ................................................................................
   500,000        Grand Casinos, Inc. 1st mtge. 10 1/8s, 2003         521,250
 ................................................................................
   600,000        Grate Bay Property Funding Corp. 1st
                  mtge. 10 7/8s, 2004                                 526,500
 ................................................................................
 1,250,000        Lady Luck Gaming Corp. Ser. B, 1st mtge.
                  10 1/2s, 2001                                       962,500
 ................................................................................
   576,000        Louisiana Casino Cruises Corp. 1st mtge.
                  11 1/2s, 1998                                       564,480
 ................................................................................
   700,000        Mohegan Tribal Gaming 144A sr. notes
                  13 1/2s, 2002                                       756,000
 ................................................................................
 1,000,000        Premier Parks, Inc. Ser. A, sr. notes
                  12s, 2003                                         1,035,000
 ................................................................................
   490,000        Stratosphere Corp. 1st mtge. 14 1/4s, 2002          554,313
 ................................................................................
   108,000        Trump Castle Funding Corp. sr. sub. notes
                  11 1/2s, 2000                                       108,000
 ................................................................................
   400,000        Trump Holdings & Funding Corp. sr. notes
                  15 1/2s, 2005                                       428,000
 ................................................................................
   250,000        Trump Plaza Funding, Inc. 1st mtge. notes
                  10 7/8s, 2001                                       258,750
 ................................................................................
     1,003        Trump Taj Mahal Funding, Inc. Ser. A, deb.
                  11.35s, 1999++++                                        965
--------------------------------------------------------------------------------
                                                                    6,647,133
--------------------------------------------------------------------------------
RESTAURANTS (0.3%)
 ................................................................................
   450,000        Flagstar Corp. sr. sub. notes 11 3/8s, 2003         319,500
 ................................................................................
   900,000        Flagstar Corp. sr. sub. deb. 11 1/4s, 2004          641,250
--------------------------------------------------------------------------------
                                                                      960,750
--------------------------------------------------------------------------------
RETAIL (1.0%)
 ................................................................................
   500,000        Brylane (L.P.) sr. sub. notes 10s, 2003             442,500
 ................................................................................
   100,000        County Seat Stores Inc. sr. sub. notes
                  12s, 2002                                            80,000
 ................................................................................
 CORPORATE BONDS AND NOTES
--------------------------------------------------------------------------------
Principal Amount                                                     Value
 ................................................................................
   $50,000        Finlay Enterprises, Inc. sr. notes
                  10 5/8s, 2003                                       $48,500
 ................................................................................
   680,000        Finlay Enterprises, Inc. sr. disc. deb.
                  stepped-coupon zero % (12s, 5/1/98),
                  2005++                                              448,800
 ................................................................................
 1,650,000        Loehmanns' Holdings, Inc. sr. sub. notes
                  13 3/4s, 1999                                     1,551,000
 ................................................................................
   100,000        Parisian, Inc. sr. sub. notes 9 7/8s, 2003           84,000
 ................................................................................
   100,000        Service Merchandise Co., Inc. sr. sub.
                  deb. 9s, 2004                                        81,250
 ................................................................................
   250,000        Specialty Retailers, Inc. notes 10s, 2000           234,375
--------------------------------------------------------------------------------
                                                                    2,970,425
--------------------------------------------------------------------------------
SHIPPING (0.2%)
 ................................................................................
   100,000        Eletson Holdings, Inc. 1st. pfd. mtge.
                  notes 9 1/4s, 2003 (Greece)                          98,500
 ................................................................................
   410,000        Viking Star Shipping sr. secd. notes
                  9 5/8s, 2003                                        420,250
--------------------------------------------------------------------------------
                                                                      518,750
--------------------------------------------------------------------------------
STEEL (0.4%)
 ................................................................................
 1,250,000        Ispat Mexicana, SA 144A deb. 10 3/8s,
                  2001 (Mexico)                                     1,137,500
--------------------------------------------------------------------------------
TELECOMMUNICATION (0.1%)
 ................................................................................
   250,000        Fonorola, Inc. sr. notes 12 1/2s, 2002
                  (Canada)                                            262,500
--------------------------------------------------------------------------------
TELEPHONE SERVICES (0.3%)
 ................................................................................
 1,570,000        Intelcom Group, Inc. 144A sr. disc.
                  notes stepped-coupon zero %
                  (13 1/2s, 9/15/00), 2005++                          918,450
--------------------------------------------------------------------------------
TEXTILES (0.2%)
 ................................................................................
   250,000        Decorative Home Accents
                  Ser. B sr. notes
                  13s, 2002                                           247,500
 ................................................................................
   450,000        Foamex (L.P.) Capital Corp. Ser. B, sr.
                  disc. notes stepped-coupon zero %
                  (14s, 7/1/99), 2004++                               252,000
--------------------------------------------------------------------------------
                                                                      499,500
--------------------------------------------------------------------------------
                  Total Corporate Bonds and Notes
                  (cost $89,805,946)                              $89,953,608
--------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS AND NOTES (23.6%)*
--------------------------------------------------------------------------------
Principal Amount                                                     Value
 ................................................................................
AUD    1,770,000  Australia (Government of) bonds
                  12s, 2001                                        $1,562,614
 ................................................................................
CAD    2,480,000  Canada (Government of) deb. 9s, 2004              2,046,681
 ................................................................................
CAD      265,000  Canada (Government of) deb. 8 3/4s, 2005            216,951
 ................................................................................
CAD    4,620,000  Canada (Government of) bonds 7s, 1997             3,445,538
 ................................................................................
DKK   44,835,000  Denmark (Government of) bonds
                  8s, 2003                                          8,575,744
 ................................................................................
FRF   15,660,000  France Treasury bill 7 3/4s, 2000                 3,422,183
 ................................................................................
DEM    4,840,000  Germany (Republic of) bonds 7 3/8s, 2005          3,677,888
 ................................................................................
DEM    2,540,000  Germany (Republic of) bonds 6 7/8s, 2005          1,870,947
 ................................................................................
DEM   10,570,000  Germany (Republic of) bonds 6 1/4s, 2024          6,852,083
 ................................................................................
ITL6,570,000,000  Italy (Government of) bonds 12s, 2003             4,416,433
 ................................................................................

                                                     PCM DIVERSIFIED INCOME FUND

 FOREIGN GOVERNMENT BONDS AND NOTES
--------------------------------------------------------------------------------
Principal Amount                                                     Value
 ................................................................................
ITL2,530,000,000  Italy (Government of) bonds 10 1/2s, 2005        $1,586,233
 ................................................................................
ITL4,880,000,000  Italy (Government of) deb. 10 1/2s, 2000          3,100,200
 ................................................................................
ITL3,405,000,000  Italy (Government of) notes 8 1/2s, 1999          2,053,729
 ................................................................................
USD      290,000  Morocco (Government of) notes
                  6 3/4s, 2004                                        226,200
 ................................................................................
USD      286,000  Morocco (Government of) bonds
                  6.594s, 2009                                        191,620
 ................................................................................
NLG      500,000  Netherlands (Government of) bonds
                  9s, 2000                                            359,770
 ................................................................................
USD      248,000  Panama (Republic of) FRN 6 3/4s, 2002               211,420
 ................................................................................
USD      754,000  Russia (Government of) non performing,
                  zero %, 1999+                                       255,418
 ................................................................................
ESP  432,400,000  Spain (Government of) bonds
                  10.833s, 2000                                     3,903,405
 ................................................................................
ESP  512,000,000  Spanish (Government of) bonds
                  10.15s, 2006                                      4,288,978
 ................................................................................
DEM    8,935,000  Treuhandanstalt (Germany Government
                  of) bonds 7 1/8s, 2003                            6,711,970
 ................................................................................
USD      318,000  US Dollar Certificate of Deposit (Issued by
                  CSFP (Credit Suisse Financial Products)
                  The principal at redemption is linked to
                  the bid price for the Russian Ministry of
                  Finance dollar denominated local bond.)
                  2.5%, 5/14/1999                                     191,595
 ................................................................................
GBP    2,170,000  United Kingdom Treasury bonds
                  7 1/2s, 2006                                      3,379,275
 ................................................................................
GBP    5,950,000  United Kingdom Treasury notes 7s, 2001            9,231,169
--------------------------------------------------------------------------------
                  Total Foreign Government Bonds and
                  Notes (cost $69,231,677)                        $71,778,044
--------------------------------------------------------------------------------
 UNITS (2.9%)*
--------------------------------------------------------------------------------
Number of Units                                                      Value
 ................................................................................
     500          Australis Media units stepped-coupon zero %
                  (14s, 5/15/00), 2003 (Australia)++                 $361,250
 ................................................................................
      80          Celcaribe S.A. 144A units stepped-coupon
                  zero % (13 1/2s, 3/15/98), 2004++                   744,000
 ................................................................................
   1,840          Cellnet Data Systems Inc. units stepped-
                  coupon zero % (13s, 6/15/00), 2005++              1,094,800
 ................................................................................
   1,100          Comunicacion Celular SA 144A units stepped-
                  coupon zero % (13 1/8s, 11/15/00), 2003
                  (Colombia)++                                        624,250
 ................................................................................
     900          Fitzgerald Gaming Co. units 13s, 2002               841,500
 ................................................................................
     145          GST Telecommunications, Inc. 144A unit
                  stepped-coupon zero % (13 7/8s, 12/15/00),
                  2005 (Canada)++                                     696,000
 ................................................................................
     250          Health-O-Meter Product units 13s, 2002              212,500
 ................................................................................
     500          ICF Kaiser International, Inc. units
                  12s, 2003                                           470,000
 ................................................................................
 400,000          Intermedia Communications of Florida units
                  Ser. B, sr. notes 13 1/2s, 2005                     446,000
 ................................................................................
   3,700          SDW Holdings Corp. 144A units
                  15s, 2006+                                        1,036,000
 ................................................................................
 UNITS
--------------------------------------------------------------------------------
Number of Units                                                      Value
 ................................................................................
   1,300          Terex Corp. 144A units 13 3/4s, 2002             $1,137,500
 ................................................................................
 221,000          Total Renal Care Holdings, Inc. units sr.
                  sub. disc. notes stepped-coupon zero %
                  (12s, 8/15/97), 2004++                              212,160
 ................................................................................
     600          Winstar Communications, Inc. 144A
                  units stepped-coupon zero %
                  (14s, 10/15/2000), 2005++                           957,000
--------------------------------------------------------------------------------
                  Total Units (cost $7,379,293)                    $8,832,960
--------------------------------------------------------------------------------
BRADY BONDS (2.3%)*
--------------------------------------------------------------------------------
Principal Amount                                                     Value
 ................................................................................
 $ 472,000        Argentina (Republic of) FRN
                  6.813s, 2005                                       $336,300
 ................................................................................
 1,601,000        Argentina (Republic of) bonds
                  6.563s, 2023                                      1,050,656
 ................................................................................
 1,098,000        Argentina (Republic of) bonds 5s, 2023              627,233
 ................................................................................
 1,062,000        Brazil (Federative Republic of) bonds
                  4 1/4s, 2024                                        562,860
 ................................................................................
 1,185,000        Brazil (Government of) notes
                  6.812s, 2024                                        733,219
 ................................................................................
   155,000        Brazil (Republic of) FRN 6.813s, 2006               106,756
 ................................................................................
   347,700        Brazil (Republic of) FRN 6.375s, 2001               299,457
 ................................................................................
   456,320        Brazil (Republic of) bond 4s, 2014                  261,243
 ................................................................................
   722,000        Government of Mexico Disc. FRN,
                  Ser. A, 6.766s, 2019                                520,743
 ................................................................................
   268,000        Government of Mexico Disc. FRN,
                  Ser. C, 6.609s, 2019                                193,295
 ................................................................................
   442,000        Philippines (Central Bank of) bonds
                  6 1/4s, 2017                                        328,185
 ................................................................................
   250,000        Philippines (Central Bank of) bonds
                  5s, 2008                                            193,438
 ................................................................................
   677,000        Poland (Government of) FRN 6.875s,
                  2024                                                511,135
 ................................................................................
   169,000        Poland (Government of) Ser. RSTA,
                  FRB 2 3/4s, 2024                                     83,233
 ................................................................................
   500,000        United Mexican States FRN
                  7.609s, 2008                                        447,500
 ................................................................................
   985,000        United Mexican States deb. Ser. B,
                  6 1/4s, 2019                                        641,481
--------------------------------------------------------------------------------
                  Total Brady Bonds (cost $6,326,765)              $6,896,734
--------------------------------------------------------------------------------
PREFERRED STOCKS (1.2%)*
--------------------------------------------------------------------------------
Number of Shares                                                     Value
 ................................................................................
    10,000        California Federal Bank Ser. B, $10.625
                  exch. pfd.                                       $1,085,000
 ................................................................................
    11,000        First Nationwide Bank $11.50 pfd.                 1,226,500
 ................................................................................
    10,600        Fitzgeralds Gaming $3.75 pfd.                       265,000
 ................................................................................
     5,991        Foxmeyer Health Corp. Ser. A,
                  $4.20 pfd.++++                                      223,914
 ................................................................................

                                                     PCM DIVERSIFIED INCOME FUND

PREFERRED STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                     Value
 ................................................................................
         50       Grand Union Holdings Ser. C,
                  $12.00 pfd. (acquired 11/5/93
                  cost $5,775) (In Default)+++                             $1
 ................................................................................
      3,950       Pantry Pride Inc. Ser. B, $14.875 pfd.              406,850
 ................................................................................
     12,015       Pyramid Communications, Inc. Ser. C,
                  $3.125 exch. pfd.+                                  312,394
--------------------------------------------------------------------------------
                  Total Preferred Stocks
                  (cost $3,297,582)                                $3,519,659
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (0.6%)* (cost $1,960,088)
--------------------------------------------------------------------------------
Principal Amount                                                     Value
 ................................................................................
 $1,965,000       Sears Credit Account Master Trust
                  Ser. 95-5 Class A 6.05s, 2004                    $1,969,421
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.4%)*
--------------------------------------------------------------------------------
Number of Shares                                                     Value
 ................................................................................
     30,000       Cablevision Systems Corp. Ser. I,
                  $2.125 cv. pfd.                                    $817,500
 ................................................................................
      5,000       Granite Broadcasting
                  $1.938 cv. pfd.                                     270,000
--------------------------------------------------------------------------------
                  Total Convertible Preferred Stocks
                  (cost $1,050,625)                                $1,087,500
--------------------------------------------------------------------------------
COMMON STOCKS (0.3%)*
--------------------------------------------------------------------------------
Number of Shares                                                     Value
 ................................................................................
      3,075       Chesapeake Energy Corp.+                           $102,244
 ................................................................................
        250       Decorative Home Accents 144A                          2,500
 ................................................................................
      4,500       Echostar Communications Corp. Class A+              109,125
 ................................................................................
      8,403       Elsinore Corp.+                                       5,252
 ................................................................................
     41,976       Grand Union Co. (acquired 6/20/95
                  cost $1,755,922)+++                                 314,820
 ................................................................................
         61       Premium Holdings L.P. 144A+                           5,501
 ................................................................................
        350       Pyramid Communications, Inc. New Class B 144A+       26,254
 ................................................................................
      2,040       Total Renal Care Holdings, Inc.+                     60,180
 ................................................................................
     18,000       Total Renal Care Holdings, Inc.                     337,140
--------------------------------------------------------------------------------
                  Total Common Stocks
                  (cost $1,968,477)                                  $963,016
--------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (0.2%)* (cost $401,766)
--------------------------------------------------------------------------------
Principal Amount                                                     Value
 ................................................................................
   $677,000       Pricellular Wireless cv. sub.
                  notes stepped- coupon zero %, (10
                  3/4s, 8/15/00), 2004++                             $518,751
--------------------------------------------------------------------------------

PURCHASED CALL OPTIONS OUTSTANDING (0.1%)*
--------------------------------------------------------------------------------
Principal Amount                               Expiration Date/
                                                 Strike Price           Value
 ................................................................................
ITL 10,082,600,000   Italian (Government of)
                     deb. 10 1/2s, 2005        Jan. 96 ITL 96.5      $183,545
 ................................................................................
       $17,200,000   US Dollars In
                     Exchange for
                     Deutschemarks             Feb. 96 $1.49           41,280
--------------------------------------------------------------------------------
                     Total Purchased
                     Call Options
                     Outstanding
                     (cost $177,211)                                 $224,825
--------------------------------------------------------------------------------

WARRANTS (0.1%)*+
--------------------------------------------------------------------------------
Number of                                        Expiration
Warrants                                            Date                Value
 ................................................................................
5,000        Becker Gaming Corp. 144A            11/15/00              $2,500
 ................................................................................
2,275        Capital Gaming International, Inc.    2/1/99                 284
 ................................................................................
  163        Casino America, Inc.                11/15/96                  16
 ................................................................................
  575        Commodore Media 144A                  5/1/00              60,375
 ................................................................................
  100        County Seat Holdings, Inc.          10/15/98               1,000
 ................................................................................
1,500        Dial Page, Inc.                       1/1/97                  15
 ................................................................................
1,800        Fitzgerald Gaming Co.                3/15/99               9,000
 ................................................................................
  450        Foamex (L.P.) Capital Corp. 144A      7/1/99               6,750
 ................................................................................
5,181        Intelcom Group 144A                 10/15/05              25,905
 ................................................................................
  400        Intermedia Communications 144A        6/1/00               4,000
 ................................................................................
  678        Louisiana Casino Cruises, Inc. 144A  12/1/98              10,170
 ................................................................................
3,000        Miles Homes, Inc.                     4/1/97               1,500
 ................................................................................
  460        Pagemart, Inc. 144A                 12/31/03               4,140
 ................................................................................
2,000        Petracom Holdings, Inc. 144A          8/1/05              14,250
 ................................................................................
4,194        President Riverboat Casinos, Inc.    9/30/99              16,776
 ................................................................................
   12        Telemedia Broadcasting                4/1/04               9,008
 ................................................................................
2,880        UCC Investor Holding, Inc.          10/30/99              27,360
 ................................................................................
  400        Universal Outdoor, Inc. 144A          7/1/04              16,000
--------------------------------------------------------------------------------
             Total Warrants
             (cost $198,628)                                         $209,049
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (7.0%)*
--------------------------------------------------------------------------------
Principal Amount                                                     Value
 ................................................................................
IDR 1,000,000,000   Bank Negara Certificate of
                    Deposit zero %, July 18, 1996                    $417,572
 ................................................................................
      $13,000,000   Federal National Mortgage
                    Association effective yield
                    of 5.78%, January 24, 1996                     12,951,806
 ................................................................................
                    U.S. Dollar Certificate of
                    Deposit, (Issued by J. P. Morgan
                    Securities, Inc. The principal at
                    redemption is linked to the
                    bid price for the Polish
                    Treasury Bill, at maturity,
                    multiplied by the changes in
                    the spot rate of the Polish Zloty
                    from issue date to maturity date).
          357,259   zero %, January 31, 1996                          369,004
 ................................................................................
          118,214   zero %, December 18, 1996                          97,676
 ................................................................................
        7,445,000   Interest in $308,242,000 joint
                    repurchase agreement dated
                    December 29, 1995 with Lehman
                    Brothers Inc. due January 2, 1996
                    with respect to various U.S.
                    Treasury obligations-maturity value
                    of $7,451,100 for an effective
                    yield of 5.90%                                  7,449,881
--------------------------------------------------------------------------------
                    Total Short-Term Investments
                    (cost $21,259,049)                            $21,285,939
--------------------------------------------------------------------------------
                    Total Investments
                    (cost $292,147,041)***                       $298,767,167
--------------------------------------------------------------------------------

                                       58

                                                     PCM DIVERSIFIED INCOME FUND

FORWARD CROSS CURRENCY CONTRACTS AT DECEMBER 31, 1995
--------------------------------------------------------------------------------
Currency        Market     Currency Sold  Market       Delivery    Unrealized
Purchased       Value                     Value          Date     Appreciation
 ................................................................................
British Pounds  $3,268,969 Deutschemarks  $3,235,983   3/13/96    $32,986
 ................................................................................
Danish Krona     2,161,742 Deutschemarks   2,160,287   3/13/96      1,455
 ................................................................................
Italian Lira     4,550,710 Deutschemarks   4,500,569   3/13/96     50,141
--------------------------------------------------------------------------------
                                                                  $84,582
--------------------------------------------------------------------------------

FORWARD CURRENCY CONTRACTS TO BUY AT DECEMBER 31, 1995
(aggregate face value $37,916,175)
--------------------------------------------------------------------------------
                      Market       Aggregate       Delivery     Unrealized
                      Value        Face Value        Date      Appreciation/
                                                               (Depreciation)
 ................................................................................
Australian Dollars    $ 2,489,956  $ 2,482,476     3/13/96     $   7,480
 ................................................................................
Canadian Dollars        2,351,419    2,351,063     3/13/96           356
 ................................................................................
Deutschemarks           8,271,772    8,281,314     3/13/96        (9,542)
 ................................................................................
French Francs           6,221,715    6,126,912     3/13/96        94,803
 ................................................................................
Japanese Yen           12,522,793   12,854,088     3/13/96      (331,295)
 ................................................................................
Spanish Peseta          3,356,016    3,311,312     3/13/96        44,704
 ................................................................................
Swedish Krona           2,470,775    2,509,010     3/13/96       (38,235)
--------------------------------------------------------------------------------
                                                               $(231,729)
--------------------------------------------------------------------------------

FORWARD CURRENCY CONTRACTS TO SELL AT DECEMBER 31, 1995
(aggregate face value $62,503,191)
--------------------------------------------------------------------------------
                      Market         Aggregate     Delivery     Unrealized
                      Value          Face Value      Date      Appreciation/
                                                            (Depreciation)
 ................................................................................
British Pounds        $ 5,616,579    $ 5,576,860   3/13/96     $(39,719)
 ................................................................................
Canadian Dollars        2,783,612      2,782,639   3/13/96         (973)
 ................................................................................
Danish Krona            6,226,717      6,219,112   3/13/96       (7,605)
 ................................................................................
Deutschemarks          21,787,755     21,813,762   3/13/96       26,007
 ................................................................................
Italian Lira            5,322,637      5,266,308   3/13/96      (56.329)
 ................................................................................
Japanese Yen            8,056,884      8,161,348   3/13/96      104,464
 ................................................................................
Netherland Guilders       231,192        231,250   3/13/96           58
 ................................................................................
Spanish Peseta          7,951,554      7,893,167   3/13/96      (58,387)
 ................................................................................
Swiss Francs            4,602,351      4,558,745   3/13/96      (43,606)
--------------------------------------------------------------------------------
                                                               $(76,090)
--------------------------------------------------------------------------------

See page 66 for Notes to the Portfolios.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                       59

                                                      PCM NEW OPPORTUNITIES FUND

Portfolio of investments owned
December 31, 1995

COMMON STOCKS (94.0%)*
--------------------------------------------------------------------------------
Number of Shares                                                     Value
 ................................................................................
APPAREL (0.5%)
 ................................................................................
  59,500          Tommy Hilfiger Corp.+                            $2,521,313
--------------------------------------------------------------------------------
BIOTECHNOLOGY (0.6%)
 ................................................................................
  66,700          IDEXX Laboratories, Inc.+                         3,134,900
--------------------------------------------------------------------------------
BROADCASTING (3.8%)
 ................................................................................
  70,300          Clear Channel Communications, Inc.+               3,101,988
 ................................................................................
  69,000          Emmis Broadcasting Corp. Class A+                 2,139,000
 ................................................................................
  59,600          Evergreen Media Corp. Class A+                    1,907,200
 ................................................................................
 151,300          Infinity Broadcasting Corp. Class A+              5,635,925
 ................................................................................
  43,600          LIN Television Corp.+                             1,297,100
 ................................................................................
  82,650          Renaissance Communications Corp.+                 1,828,631
 ................................................................................
  45,600          SFX Broadcasting, Inc. Class A+                   1,379,400
 ................................................................................
  46,900          Sinclair Broadcast Group, Inc. Class A+             809,025
 ................................................................................
 104,000          Westwood One, Inc.+                               1,469,000
--------------------------------------------------------------------------------
                                                                   19,567,269
--------------------------------------------------------------------------------
BUSINESS SERVICES (6.9%)
 ................................................................................
  86,400          Airgas, Inc.+                                     2,872,800
 ................................................................................
  95,400          Alternative Resources Corp.+                      2,885,850
 ................................................................................
   2,300          Corestaff, Inc.+                                     83,950
 ................................................................................
 193,900          Corporate Express, Inc.+                          5,841,238
 ................................................................................
 118,500          Danka Business Systems PLC ADR (United Kingdom)+  4,384,500
 ................................................................................
  12,300          Flight Safety International, Inc.                   618,075
 ................................................................................
  45,800          Input/Output, Inc.+                               2,644,950
 ................................................................................
 119,100          Manpower, Inc.                                    3,349,688
 ................................................................................
  81,813          Paychex, Inc.                                     4,080,423
 ................................................................................
 658,000          Rentokil Group Ord. PLC (United Kingdom)          3,416,665
 ................................................................................
 123,900          Robert Half International, Inc.+                  5,188,313
--------------------------------------------------------------------------------
                                                                   35,366,452
--------------------------------------------------------------------------------
CABLE TELEVISION (1.5%)
 ................................................................................
  23,900          Cablevision Systems Corp. Class A+                1,296,575
 ................................................................................
 136,100          Century Communications Corp. Class A+             1,088,800
 ................................................................................
  89,400          Comcast Corp. Special Class A                     1,625,963
 ................................................................................
  23,900          TCA Cable TV, Inc.                                  660,238
 ................................................................................
  30,525          Tele-Comm Liberty Media Group, Inc. Class A+        820,359
 ................................................................................
 122,100          Tele-Communications Inc. Class A+                 2,426,738
--------------------------------------------------------------------------------
                                                                    7,918,673
--------------------------------------------------------------------------------
COMPUTER SERVICES (6.6%)
 ................................................................................
 253,100          America Online, Inc.+                             9,491,250
 ................................................................................
  45,300          Broadway & Seymour, Inc.+                           736,125
 ................................................................................

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                     Value
 ................................................................................
  53,500          CBT Group PLC ADR(Ireland)+                      $2,835,500
 ................................................................................
  16,100          CMG Information Services, Inc.+                   1,495,288
 ................................................................................
  87,100          Cambridge Technology Partners, Inc.+              5,008,250
 ................................................................................
  40,900          Computer Horizons Corp.+                          1,554,200
 ................................................................................
  60,700          First Data Corp.                                  4,059,313
 ................................................................................
  71,400          Fiserv Inc.+                                      2,142,000
 ................................................................................
  23,900          NETCOM On-Line Communication Services, Inc.+        860,400
 ................................................................................
  60,400          PsiNet, Inc.+                                     1,381,650
 ................................................................................
  23,700          Secure Computing Corp.+                           1,327,200
 ................................................................................
  84,900          Tivoli Systems, Inc.+                             2,865,375
--------------------------------------------------------------------------------
                                                                   33,756,551
--------------------------------------------------------------------------------
 COMPUTER SOFTWARE (13.0%)
 ................................................................................
  29,400          Baan Co., N.V. (Netherlands)+                     1,330,350
 ................................................................................
  53,600          Business Objects S.A., ADR (France)+              2,592,900
 ................................................................................
  42,000          Computer Associates Intl., Inc.                   2,388,750
 ................................................................................
  24,200          Datalogix International, Inc.+                      305,525
 ................................................................................
 101,800          Discreet Logic, Inc.(Canada)+                     2,545,000
 ................................................................................
 100,000          Electronic Arts, Inc.+                            2,612,500
 ................................................................................
  93,000          GT Interactive Software Corp.+                    1,302,000
 ................................................................................
  82,400          Informix Corp.+                                   2,472,000
 ................................................................................
  52,400          Insignia Solutions, Inc. ADR (United Kingdom)+      615,700
 ................................................................................
  95,000          Inso Corporation+                                 4,037,500
 ................................................................................
  37,500          Intuit, Inc.+                                     2,925,000
 ................................................................................
  29,800          Legato Systems, Inc.+                               923,800
 ................................................................................
  40,800          Macromedia, Inc.+                                 2,131,800
 ................................................................................
  50,700          Maxis, Inc.+                                      1,926,600
 ................................................................................
  80,500          Mercury Interactive Corp.+                        1,469,125
 ................................................................................
   8,700          Metatools, Inc.+                                    226,200
 ................................................................................
  22,700          Microsoft Corp.+                                  1,991,925
 ................................................................................
  10,000          Netscape Communications Corp.+                    1,390,000
 ................................................................................
  44,700          Novadigm, Inc.+                                   1,268,363
 ................................................................................
  99,500          Novell, Inc.+                                     1,417,875
 ................................................................................
  63,400          Objective Systems Integrators, Inc.+              3,471,150
 ................................................................................
  62,500          Parametric Technology Corp.+                      4,156,250
 ................................................................................
  64,300          PeopleSoft, Inc.+                                 2,764,900
 ................................................................................
  73,800          Platinum Software Corp.+                            415,125
 ................................................................................
  27,900          Project Software & Development, Inc.+               973,013
 ................................................................................
  26,800          Scopus Technology, Inc.+                            676,700
 ................................................................................
  78,400          Security Dynamics Technologies, Inc.+             4,272,800
 ................................................................................
   5,100          Sierra On-Line, Inc.+                               146,625
 ................................................................................
 129,600          Softkey International, Inc.+                      2,997,000
 ................................................................................
  59,800          Spyglass, Inc.+                                   3,408,600
 ................................................................................

                                       60

                                                      PCM NEW OPPORTUNITIES FUND

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                     Value
 ................................................................................
COMPUTER SOFTWARE (Continued)
 ................................................................................
  56,600          Sybase, Inc.+                                    $2,037,600
 ................................................................................
 107,300          Synopsys, Inc.+                                   4,077,400
 ................................................................................
  40,500          Unison Software, Inc.+                              698,625
 ................................................................................
  51,400          Vantive Corp.+                                    1,156,500
--------------------------------------------------------------------------------
                                                                   67,125,201
--------------------------------------------------------------------------------
CONSUMER SERVICES (0.5%)
 ................................................................................
  76,400          CUC International, Inc.+                          2,607,150
--------------------------------------------------------------------------------
ENTERTAINMENT (1.4%)
 ................................................................................
  89,000          Scientific Games Holdings Corp.+                  3,359,750
 ................................................................................
  82,300          Viacom, Inc. Class B+                             3,898,963
--------------------------------------------------------------------------------
                                                                    7,258,713
--------------------------------------------------------------------------------
FINANCIAL SERVICES (2.1%)
 ................................................................................
 128,800          Credit Acceptance Corp.+                          2,672,600
 ................................................................................
  64,700          First USA, Inc.                                   2,871,063
 ................................................................................
 144,200          MBNA Corp.                                        5,317,375
--------------------------------------------------------------------------------
                                                                   10,861,038
--------------------------------------------------------------------------------
FUNERAL/CEMETERY SERVICES (1.2%)
 ................................................................................
  83,400          Loewen Group, Inc.                                2,111,063
 ................................................................................
 115,000          Stewart Enterprises, Inc. Class A                 4,255,000
--------------------------------------------------------------------------------
                                                                    6,366,063
--------------------------------------------------------------------------------
GAMING (2.1%)
 ................................................................................
 146,300          Circus Circus Enterprises, Inc.+                  4,078,113
 ................................................................................
 155,900          Mirage Resorts, Inc.+                             5,378,550
 ................................................................................
 116,600          Rio Hotel & Casino, Inc.+                         1,384,625
--------------------------------------------------------------------------------
                                                                   10,841,288
--------------------------------------------------------------------------------
HMO'S (3.3%)
 ................................................................................
 150,100          Healthsource, Inc.+                               5,403,600
 ................................................................................
  77,200          Oxford Health Plans Inc.+                         5,703,150
 ................................................................................
  16,200          Pacificare Health Systems, Inc.+                  1,409,400
 ................................................................................
  35,700          Pacificare Health Systems, Inc. Class B+          3,105,900
 ................................................................................
  47,200          Sierra Health Services+                           1,498,600
--------------------------------------------------------------------------------
                                                                   17,120,650
--------------------------------------------------------------------------------
HEALTH CARE INFORMATION SYSTEMS (0.9%)
 ................................................................................
  24,300          CyCare Systems, Inc.+                               622,688
 ................................................................................
  40,000          HBO & Co.                                         3,065,000
 ................................................................................
  40,200          Pediatrix Medical Group, Inc.+                    1,105,500
--------------------------------------------------------------------------------
                                                                    4,793,188
--------------------------------------------------------------------------------
 HEALTH CARE SERVICES (5.3%)
 ................................................................................
  14,400          Access Health, Inc.+                                637,200
 ................................................................................
 134,100          Apria Healthcare Group, Inc.+                     3,788,325
 ................................................................................
  62,500          Emcare Holdings, Inc.+                            1,500,000
 ................................................................................
  77,500          Emeritus Corp.+                                     900,938
 ................................................................................
COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                     Value
 ................................................................................
 119,900          Lincare Holdings, Inc.+                          $2,997,500
 ................................................................................
  65,500          Medaphis Corp.+                                   2,423,500
 ................................................................................
  50,700          Owen Healthcare, Inc.+                            1,400,588
 ................................................................................
  58,500          Renal Treatment Centers,
                  Inc.+                                             2,574,000
 ................................................................................
  41,400          Rotech Medical Corp.+                             1,138,500
 ................................................................................
   9,500          Total Renal Care Holdings,
                  Inc.+                                               280,250
 ................................................................................
 175,200          Vencor, Inc.+                                     5,694,000
 ................................................................................
 146,800          Vivra, Inc.+                                      3,688,350
--------------------------------------------------------------------------------
                                                                   27,023,151
--------------------------------------------------------------------------------
HOSPITAL MANAGEMENT (0.9%)
 ................................................................................
 184,700          Health Management Assoc., Inc. (New)+             4,825,288
--------------------------------------------------------------------------------
INSURANCE (0.4%)
 ................................................................................
  71,400          Amerin Corp.+                                     1,909,950
--------------------------------------------------------------------------------
LODGING (3.6%)
  80,300          Doubletree Corp.+                                 2,107,875
 ................................................................................
 134,400          HFS, Inc.+                                       10,987,200
 ................................................................................
 116,200          La Quinta Inns, Inc.                              3,180,975
 ................................................................................
   2,600          Red Lion Hotels, Inc.+                               45,500
 ................................................................................
  85,200          Renaissance Hotel Group N.V. (Hong Kong)+         2,172,600
--------------------------------------------------------------------------------
                                                                   18,494,150
--------------------------------------------------------------------------------
MEDICAL SUPPLIES AND DEVICES (3.4%)
 ................................................................................
  65,500          Boston Scientific Corp.+                          3,209,500
 ................................................................................
  49,500          Endosonics Corp.+                                   748,688
 ................................................................................
  80,500          I-Stat Corp.+                                     2,616,250
 ................................................................................
  84,100          ICU Medical, Inc.+                                1,429,700
 ................................................................................
  83,400          Igen, Inc.+                                         489,975
 ................................................................................
  61,500          Medisense Inc.+                                   1,944,938
 ................................................................................
  34,600          Medtronic, Inc.                                   1,933,275
 ................................................................................
  75,000          Mentor Corp. Minnesota                            1,725,000
 ................................................................................
  26,000          Neuromedical Systems, Inc.+                         523,250
 ................................................................................
  36,000          Thermo Cardiosystems, Inc.+                       2,781,000
--------------------------------------------------------------------------------
                                                                   17,401,576
--------------------------------------------------------------------------------
NETWORKING EQUIPMENT (7.2%)
 ................................................................................
  69,100          Ascend Communications, Inc.+                      5,605,738
 ................................................................................
  51,600          Cabletron Systems, Inc.+                          4,179,600
 ................................................................................
  57,900          Cascade Communications Corp.+                     4,935,975
 ................................................................................
 109,500          Cisco Systems, Inc.+                              8,171,438
 ................................................................................
  50,600          Network Express, Inc.+                              259,325
 ................................................................................
  23,900          Shiva Corp.+                                      1,738,725
 ................................................................................
  77,200          Stratacom, Inc.+                                  5,674,200
 ................................................................................
  72,800          U.S. Robotics Corp.+                              6,388,200
--------------------------------------------------------------------------------
                                                                   36,953,201
--------------------------------------------------------------------------------

                                       61

                                                      PCM NEW OPPORTUNITIES FUND

COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                     Value
 ................................................................................
NURSING HOMES (1.8%)
 ................................................................................
  80,600          Genesis Health Ventures, Inc.+                   $2,941,900
 ................................................................................
 113,200          Health Care & Retirement Corp.+                   3,962,000
 ................................................................................
 100,300          Horizon/CMS Healthcare Corp.+                     2,532,575
--------------------------------------------------------------------------------
                                                                    9,436,475
--------------------------------------------------------------------------------
PHARMACEUTICALS AND BIOTECHNOLOGY (3.4%)
 ................................................................................
  59,600          Amgen, Inc.+                                      3,538,750
 ................................................................................
 107,300          Astra AB (Sweden)+                                4,280,886
 ................................................................................
  66,300          Biochem Pharmaceutical, Inc.+                     2,660,288
 ................................................................................
  64,700          CytoTherapeutics, Inc.+                           1,107,988
 ................................................................................
 107,300          Gilead Sciences, Inc.+                            3,433,600
 ................................................................................
  56,000          Martek Biosciences Corp.+                         1,414,000
 ................................................................................
  47,700          Theratech, Inc.+                                    858,600
--------------------------------------------------------------------------------
                                                                   17,294,112
--------------------------------------------------------------------------------
PUBLISHING (0.2%)
 ................................................................................
  48,800          Mecklermedia Corp.+                                 780,800
--------------------------------------------------------------------------------
RESTAURANTS (4.1%)
 ................................................................................
 148,000          Apple South, Inc.                                 3,182,000
 ................................................................................
  50,000          Applebee's International, Inc.                    1,137,500
 ................................................................................
 117,500          Boston Chicken, Inc.+                             3,774,688
 ................................................................................
 160,900          J.D. Wetherspoon PLC (United Kingdom)             1,601,116
 ................................................................................
 125,300          Landry's Seafood Restaurants, Inc.+               2,137,931
 ................................................................................
  72,700          Lone Star Steakhouse & Saloon+                    2,789,863
 ................................................................................
 114,400          Outback Steakhouse, Inc.+                         4,104,100
 ................................................................................
  60,300          Papa Johns International, Inc.+                   2,483,606
--------------------------------------------------------------------------------
                                                                   21,210,804
--------------------------------------------------------------------------------
RETAIL (4.2%)
 ................................................................................
  32,800          Barnes & Noble, Inc.+                               951,200
 ................................................................................
 142,300          Bed Bath & Beyond, Inc.+                          5,523,019
 ................................................................................
 110,200          Boise Cascade Office Products+                    4,711,050
 ................................................................................
  41,100          CompUSA, Inc.+                                    1,279,238
 ................................................................................
  51,600          Hollywood Entertainment Corp.+                      432,150
 ................................................................................
 190,700          Office Depot, Inc.+                               3,766,325
 ................................................................................
  91,600          Officemax, Inc.+                                  2,049,550
 ................................................................................
 107,300          Revco D.S., Inc.+                                 3,031,225
--------------------------------------------------------------------------------
                                                                   21,743,757
--------------------------------------------------------------------------------
SEMICONDUCTORS (5.1%)
 ................................................................................
  62,500          Altera Corp.+                                     3,109,375
 ................................................................................
  77,500          Analog Devices Inc.+                              2,741,563
 ................................................................................
  78,500          Atmel Corp.+                                      1,756,438
 ................................................................................
  36,000          Credence Systems Corp.+                             823,500
 ................................................................................
  20,900          Cyberoptics Corp.+                                  830,775
 ................................................................................
COMMON STOCKS
--------------------------------------------------------------------------------
Number of Shares                                                     Value
 ................................................................................
  82,600          KLA Instruments Corp.+                           $2,152,763
 ................................................................................
 102,000          Linear Technology Corp.                           4,003,500
 ................................................................................
 108,500          Maxim Integrated Products Inc.+                   4,177,250
 ................................................................................
  64,200          Silicon Valley Group, Inc.+                       1,621,050
 ................................................................................
 163,600          Xilinx, Inc.+                                     4,989,800
--------------------------------------------------------------------------------
                                                                   26,206,014
--------------------------------------------------------------------------------
SPECIALTY CONSUMER PRODUCTS (1.9%)
 ................................................................................
  97,500          Department 56, Inc.+                              3,741,563
 ................................................................................
  34,600          Franklin Electronic Publishers, Inc.+             1,020,700
 ................................................................................
  20,900          Gemstar International Group Ltd.+                   593,038
 ................................................................................
 110,100          Sunglass Hut Intl.+                               2,614,875
 ................................................................................
  60,000          Wolverine World Wide, Inc.                        1,890,000
--------------------------------------------------------------------------------
                                                                    9,860,176
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT (2.6%)
 ................................................................................
  44,800          Adtran, Inc.+                                     2,433,200
 ................................................................................
  92,300          Gandalf Technologies, Inc.+                       1,569,100
 ................................................................................
  27,100          Glenayre Technologies, Inc.+                      1,686,958
 ................................................................................
  77,500          P-Com, Inc.+                                      1,550,000
 ................................................................................
  84,900          Pairgain Technologies, Inc.+                      4,648,275
 ................................................................................
  17,400          Premisys Communications, Inc.+                      974,400
 ................................................................................
  19,400          VideoServer, Inc.+                                  611,100
--------------------------------------------------------------------------------
                                                                   13,473,033
--------------------------------------------------------------------------------
TELEPHONE SERVICES (2.8%)
 ................................................................................
 164,300          Frontier Corp.                                    4,929,000
 ................................................................................
 208,500          LCI International, Inc.+                          4,274,250
 ................................................................................
  23,900          MIDCOM Communications, Inc.+                        436,175
 ................................................................................
  29,800          Tel-Save Holdings, Inc.+                            413,475
 ................................................................................
 125,100          WorldCom, Inc.+                                   4,409,775
--------------------------------------------------------------------------------
                                                                   14,462,675
--------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS (2.7%)
 ................................................................................
 148,900          Airtouch Communications, Inc.+                    4,206,425
 ................................................................................
  60,200          Centennial Cellular Corp. Class A+                1,030,925
 ................................................................................
 264,600          Paging Network, Inc.+                             6,449,626
 ................................................................................
  22,600          United States Cellular Corp.+                       762,750
 ................................................................................
  73,700          Vanguard Cellular Systems, Inc.+                  1,492,425
--------------------------------------------------------------------------------
                                                                   13,942,151
--------------------------------------------------------------------------------
                  Total Common Stocks
                  (cost $391,206,375)                            $484,255,762
--------------------------------------------------------------------------------
PREFERRED STOCKS (0.4%)* (cost $1,613,613)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Number of Shares                                                     Value
 ................................................................................
  14,000          SAP AG Systeme
                  50 DEM pfd. (Bearer) (Germany)                   $2,113,097
--------------------------------------------------------------------------------

                                       62

                                                      PCM NEW OPPORTUNITIES FUND

SHORT-TERM INVESTMENTS (6.1%)*
--------------------------------------------------------------------------------
Principal Amount                                                     Value
 ................................................................................
 $12,910,000      Federal Home Loan Mortgage Corp.
                  effective yield of 5.53%,
                  February 20, 1996                               $12,810,844
 ................................................................................
  18,707,000      Interest in $308,242,000 repurchase
                  agreement dated December 29, 1995 with
                  Lehman Brothers, Inc. due January 2, 1996
                  with respect to various U.S. Treasury
                  obligations-maturity value of $18,719,263
                  for an effective yield of 5.90%                  18,716,198
--------------------------------------------------------------------------------
                  Total Short-Term Investments
                  (cost $31,527,042)                              $31,527,042
--------------------------------------------------------------------------------
                  Total Investments
                  (cost $424,347,030)***                         $517,895,901
--------------------------------------------------------------------------------

See page 66 for Notes to the Portfolios.






   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                       63

                                                   PCM ASIA PACIFIC GROWTH FUND

Portfolio of investments owned
December 31, 1995


COMMON STOCKS (93.7%)*
-------------------------------------------------------------------------------
Number of Shares                                                    Value
 ...............................................................................
AUSTRALIA (5.9%)
 ...............................................................................
   37,000       Amcor, Ltd.                                         $260,989
 ...............................................................................
   23,000       Brambles Industries, Ltd.                            256,163
 ...............................................................................
   75,000       CSL Limited Ord.                                     222,750
 ...............................................................................
   33,000       National Australia Bank Ltd.                         296,480
 ...............................................................................
    9,000       News Corp. Ltd. ADR                                  192,371
 ...............................................................................
   50,000       QBE Insurance Group Ltd.                             230,918
-------------------------------------------------------------------------------
                                                                   1,459,671
-------------------------------------------------------------------------------
FRANCE (1.0%)
 ...............................................................................
   20,000       Nikko Securities Co.+                                256,877
-------------------------------------------------------------------------------
HONG KONG (20.0%)
 ...............................................................................
  267,000       Amoy Properties Ltd.+                                265,895
 ...............................................................................
  280,000       CDL Hotels International Ltd.                        141,231
 ...............................................................................
  300,000       Chen Hsong Holdings                                  157,139
 ...............................................................................
   65,000       Cheung Kong Holdings Ltd.                            395,952
 ...............................................................................
  113,000       Citic Pacific Ltd.                                   386,556
 ...............................................................................
  216,568       First Pacific Co., Ltd.                              240,880
 ...............................................................................
   50,000       Guoco Group Ltd.                                     241,205
 ...............................................................................
  200,000       HKR International Ltd.                               184,946
 ...............................................................................
   36,796       HSBC Holdings PLC                                    556,794
 ...............................................................................
  164,000       Hang Lung Development Co.                            260,890
 ...............................................................................
  120,000       Hong Kong Electric Holdings Ltd.                     393,430
 ...............................................................................
   67,000       Hutchison Whampoa, Ltd.                              408,135
 ...............................................................................
   18,200       Jardine Matheson Holdings Ltd.                       124,670
 ...............................................................................
  560,000       Manhattan Card Co., Ltd.                             239,007
 ...............................................................................
  210,000       Shun Tak Holdings Ltd.                               148,021
 ...............................................................................
   45,000       Swire Pacific Ltd. Class A                           349,198
 ...............................................................................
  100,000       Varitronix International Ltd.                        185,592
 ...............................................................................
   98,000       Wharf (Holdings) Ltd                                 326,371
-------------------------------------------------------------------------------
                                                                   5,005,912
-------------------------------------------------------------------------------
INDONESIA (8.5%)
 ...............................................................................
  150,000       Astra International (Registered)                     311,954
 ...............................................................................
  100,000       Bank Bali (Registered)                               197,024
 ...............................................................................
   61,000       Indorama Synthetics (Registered)                     221,006
 ...............................................................................
   63,000       Kalbe Farma (Registered)                             213,771
 ...............................................................................
   24,000       PT Gudang Garam (Registered)                         251,139
 ...............................................................................
  113,000       PT Matahari Putra Prima                              199,136
 ...............................................................................
  104,400       PT Mulia Industrindo (Registered)                    294,826
 ...............................................................................
   65,000       PT Tigaraksa Satria (Registered)                     227,672
 ...............................................................................
   20,000       Sampoerna Industries (Foreign Registered)            208,407
-------------------------------------------------------------------------------
                                                                   2,124,935
-------------------------------------------------------------------------------
JAPAN (33.6%)
 ...............................................................................
   13,000       Bridgestone Corp.                                    206,289
 ...............................................................................
   13,000       Dai Nippon Printing Co., Ltd.                        220,126
 ...............................................................................
   34,000       Daiwa Securities Ltd.                                519,787
 ...............................................................................

COMMON STOCKS
-------------------------------------------------------------------------------
Number of Shares                                                    Value
 ...............................................................................
       46       East Japan Railway Co.                              $223,435
 ...............................................................................
   18,000       Fujitsu, Ltd.                                        200,290
 ...............................................................................
    4,000       Futaba Industrial Co., Ltd.                          183,067
 ...............................................................................
    8,000       Glory Ltd. (Glory Kogyo)                             294,146
 ...............................................................................
    4,250       Hirose Electric Co. Ltd.                             244,267
 ...............................................................................
    7,000       Ito Yokado Co., Ltd.                                 430,769
 ...............................................................................
    1,800       Keyence Corp.                                        207,257
 ...............................................................................
    9,000       Komori Corp.                                         226,415
 ...............................................................................
    9,000       Kurita Water Ltd.                                    239,478
 ...............................................................................
    2,000       Kyocera Corp.                                        148,428
 ...............................................................................
   15,000       Marui Co., Ltd.                                      312,046
 ...............................................................................
   11,000       Maruichi Steel Tube                                  201,161
 ...............................................................................
   20,000       Mitsubishi Bank                                      470,247
 ...............................................................................
   37,000       Mitsui Co.                                           324,354
 ...............................................................................
    6,000       Murata Manufacturing Co. Ltd.                        220,610
 ...............................................................................
   15,000       Nichicon                                             220,610
 ...............................................................................
       30       Nippon Telegraph and Telephone Corp.                 242,380
 ...............................................................................
   27,000       Nishimatsu Construction Co.                          316,110
 ...............................................................................
   12,000       Omron Corp.                                          276,343
 ...............................................................................
    4,000       Rohm Co. Ltd.                                        225,641
 ...............................................................................
    3,000       SMC Corp.                                            216,836
 ...............................................................................
    9,000       Santen Pharmaceutical                                203,774
 ...............................................................................
   16,000       Sekisui Chemical Co.                                 235,317
 ...............................................................................
   15,000       Sharp Corp.                                          239,478
 ...............................................................................
   15,000       Takasago Thermal Engineering                         268,505
 ...............................................................................
   36,000       Tokio Marine & Fire Insurance Co. Ltd.               470,247
 ...............................................................................
    5,000       Tokyo Electron Ltd.                                  193,517
 ...............................................................................
    6,000       Tostem Corp.                                         199,129
 ...............................................................................
   10,000       Yamanouchi Pharmaceutical Co. Ltd.                   214,804
-------------------------------------------------------------------------------
                                                                   8,394,863
-------------------------------------------------------------------------------
MALAYSIA (4.9%)
 ...............................................................................
   50,000       Cement Industries of Malaysia Berhad                 164,467
 ...............................................................................
   76,000       Leader Universal                                     173,646
 ...............................................................................
   39,375       Malaysian Assurance Alliance                         178,378
 ...............................................................................
   43,000       Maruichi Malaysia                                    160,075
 ...............................................................................
   25,000       Pacific and Orient Berhad+                            78,787
 ...............................................................................
   40,000       Sistem Televisyen Malaysia Berhad                    144,180
 ...............................................................................
   80,000       Southern Bank (Singapore Dollars)                    152,531
 ...............................................................................
   20,000       Southern Bank Berhad (Registered)                     38,133
 ...............................................................................
   35,000       Sungei Way Holdings Berhad                           126,157
-------------------------------------------------------------------------------
                                                                   1,216,354
-------------------------------------------------------------------------------
PHILIPPINES (1.5%)
 ...............................................................................
  426,000       Bankard, Inc.+                                       156,032
 ...............................................................................
    2,501       Metropolitan Bank & Trust Co.+                        48,665
 ...............................................................................

                                                   PCM ASIA PACIFIC GROWTH FUND

 COMMON STOCKS
-------------------------------------------------------------------------------
Number of Shares                                                    Value
 ...............................................................................
PHILIPPINES (Continued)
 ...............................................................................
    2,000       Philippine Long Distance Telephone Co. ADR+         $108,250
 ...............................................................................
   74,300       Pilipino Telephone Corp.+                             75,122
-------------------------------------------------------------------------------
                                                                     388,069
-------------------------------------------------------------------------------
SINGAPORE (13.3%)
 ...............................................................................
   60,000       City Developments Ltd.                               437,120
 ...............................................................................
   70,000       Clipsal Industries (Holdings) Ltd.                   158,200
 ...............................................................................
  100,000       Courts (Singapore) Ltd.                              152,780
 ...............................................................................
   45,000       Cycle & Carriage Ltd.                                448,790
 ...............................................................................
   32,000       Development Bank of Singapore                        398,359
 ...............................................................................
  100,000       NatSteel Ltd.                                        205,121
 ...............................................................................
   25,000       Singapore Airlines Ltd. (Registered)                 233,414
 ...............................................................................
   20,000       Singapore Press Holdings (Registered)                353,657
 ...............................................................................
   42,000       United Overseas Bank Ltd. (Registered)               404,018
 ...............................................................................
  180,000       United Overseas Land Ltd.                            342,481
 ...............................................................................
   60,000       Venture Manufacturing Ltd.                           201,160
-------------------------------------------------------------------------------
                                                                   3,335,100
-------------------------------------------------------------------------------
TAIWAN (0.4%)
 ...............................................................................
   12,000       Yageo 144A GDR+                                      108,000
-------------------------------------------------------------------------------
THAILAND (3.5%)
 ...............................................................................
   17,000       Siam City Cement PCL (Registered)                    266,005
 ...............................................................................
   30,000       Siam Commerce Bank PCL                               395,552
 ...............................................................................
   22,000       Thai Farmers Bank Public Co. (Registered)            221,922
-------------------------------------------------------------------------------
                                                                     883,479
-------------------------------------------------------------------------------
UNITED STATES (1.1%)
 ...............................................................................
    6,500       AFLAC Inc.                                           281,938
-------------------------------------------------------------------------------
                Total Common Stocks
                (cost $23,085,086)                               $23,455,198
-------------------------------------------------------------------------------
INVESTMENT COMPANIES (1.2%)*
-------------------------------------------------------------------------------
Number of Shares                                                    Value
 ...............................................................................
THAILAND (0.4%)
 ...............................................................................
  224,000       Thana Phum Fund+                                    $104,527
-------------------------------------------------------------------------------
UNITED STATES (0.8%)
 ...............................................................................
   20,000       Taiwan Fund+                                         210,000
-------------------------------------------------------------------------------
                Total Investment Companies
                (cost $338,112)                                     $314,527
-------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS (8.4%)* (cost $2,115,040)
-------------------------------------------------------------------------------
Principal Amount                                                    Value
 ...............................................................................
$2,114,000      Interest in $308,242,000 joint repurchase
                agreement dated December 29, 1995 with Lehman
                Brothers Inc. due January 2, 1996 with respect
                to various U.S. Treasury obligations-maturity
                value of $2,115,386 for an effective yield
                of 5.90%                                          $2,115,040
-------------------------------------------------------------------------------
                Total Investments
                (cost $25,538,238)                               $25,884,765
-------------------------------------------------------------------------------


FORWARD CURRENCY CONTRACT TO SELL AT DECEMBER 31, 1995
-------------------------------------------------------------------------------
                         Market       Aggregate      Delivery        Unrealized
                          Value      Face Value          Date      Appreciation
 ...............................................................................
   Japanese Yen      $3,410,376      $3,707,920       1/24/96        $297,544
-------------------------------------------------------------------------------

See page 66 for Notes to the Portfolio.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST
NOTES TO THE PORTFOLIOS
December 31, 1995


        * Percentages are based on net assets.
(S)(S)(S) ITT Hartford, through its subsidiaries, offers variable annuity products which invest in the fund.
        + Non-Income Producing.
     ++++ Income may be received in cash or additional securities at the discretion of the issuer.
       ++ Restricted, excluding 144A securities, as to public resale. At the date of acquisition these securities were valued at cost. The total market value of restricted securities by fund did not exceed 1% of each fund's net assets.
        # A portion of this security was pledged to cover margin requirements for futures contracts and written options at December 31, 1995. The market value of segregated securities with the custodian for transaction on futures contracts and written options for the PCM Global Asset Allocation fund is $1,555,313 or 0.3% of net assets.
       ++ The interest rate and date shown parenthetically represents the new interest rate to be paid and the date the fund will begin receiving interest at this rate.


          ADR, ADS and GDR after the name of a holding represents ownership of foreign securities on deposit with various domestic custodian banks.

          TBA after the name of a security represents to be announced securities (See Note 1 to Financial Statements).

          The rates shown on FRNs and FRBs are the current interest rates at December 31, 1995, which are subject to change based on the terms of the security.

          144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.


      *** On December 31, 1995, the composition of unrealized appreciation and (depreciation) of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                          Appreciation (Depreciation)          Net        Federal
                                                                         Tax Cost
  -------------------------------------------------------------------------------
 PCM Voyager Fund         $529,745,792  $(32,459,348) $497,286,444 $1,527,367,570
 PCM Global Growth Fund    108,700,219   (21,349,307)   87,350,912    745,865,077
 PCM Growth & Income
  Fund                     543,720,268   (29,663,951)  514,056,317  2,810,596,907
 PCM Global Asset
 Allocation Fund            63,816,628    (4,383,258)   59,433,370    485,076,394
 PCM High Yield Fund        22,411,931   (12,038,121)   10,373,810    467,550,005
 PCM U.S. Government and
 High Quality Bond Fund     44,622,946      (161,675)   44,461,271    692,250,527
 PCM Money Market Fund             --            --            --             --
 PCM Utilities Growth
  and Income Fund           68,838,970   (13,071,455)   55,767,515    477,797,102
 PCM Diversified Income
  Fund                      11,416,900    (5,081,941)    6,334,959    292,432,208
 PCM New Opportunities
  Fund                     107,106,366   (14,038,372)   93,067,994    424,827,907
 PCM Asia Pacific Growth
  Fund                       1,370,217    (1,049,064)      321,153     25,563,612


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                       THIS PAGE INTENTIONALLY LEFT BLANK

PUTNAM CAPITAL MANAGER TRUST
STATEMENT OF ASSETS AND LIABILITIES

----------------------------------------------------------------------------------------------------
December 31, 1995
                                                                      PCM Global
                          PCM Voyager    PCM Global   PCM Growth      Asset           PCM High Yield
                          Fund           Growth Fund  and Income Fund Allocation Fund Fund
----------------------------------------------------------------------------------------------------
ASSETS
Investments in
securities, at value
(Note 1)................  $2,024,654,014 $833,215,989 $3,324,653,224   $544,509,764    $477,923,815
Cash....................          44,558          603         37,377            --            4,264
Foreign currency, at
value...................             --     2,424,936            --         675,607             --
Dividends, interest and
other receivables.......       1,323,356      451,753      8,249,361      4,055,031       9,567,995
Receivable for shares of
the fund sold...........       1,065,080      158,946      1,514,000         71,398       5,241,689
Receivable for
securities sold.........      12,751,453    3,621,660      2,999,636      3,926,678       6,642,313
Receivable for open
forward currency
contracts...............             --     7,651,164            --       1,047,782             --
Receivable for closed
forward currency
contracts...............             --           --             --          51,582             --
Foreign tax reclaim.....           6,889      761,615         15,467         73,211             --
 ....................................................................................................
TOTAL ASSETS............   2,039,845,350  848,286,666  3,337,469,065    554,411,053     499,380,076
 ....................................................................................................
LIABILITIES
Payable to subcustodian
(Note 2)................             --           --             --         108,565             --
Payable for variation
margin..................             --           --             --           6,485             --
Payable for securities
purchased...............      36,598,461   14,820,721     20,804,169     14,585,814             --
Payable for shares of
the fund repurchased....             605      308,290        121,994         81,663             --
Payable for compensation
of Manager (Note 2).....       2,740,510    1,188,155      3,901,607        899,451         824,084
Payable for
administrative services
(Note 2)................           7,071        4,027         11,266          2,473           2,623
Payable for compensation
of Trustees (Note 2)....           2,164        1,461          1,896            891             995
Payable for investor
servicing and custodian
fees (Note 2)...........         221,846      237,113        262,252        134,298          47,527
Payable for open forward
currency contracts......             --        89,510            --         356,389             --
Payable for closed
forward currency
contracts...............             --           --             --          65,606             --
TBA sale commitments, at
value (proceeds
receivable $2,433,715)..             --           --             --       2,453,785             --
Other accrued expenses..          42,313       44,372         59,777         49,253          37,695
 ....................................................................................................
TOTAL LIABILITIES.......      39,612,970   16,693,649     25,162,961     18,744,673         912,924
 ....................................................................................................
NET ASSETS..............  $2,000,232,380 $831,593,017 $3,312,306,104   $535,666,380    $498,467,152
 ....................................................................................................
REPRESENTED BY:
Paid in Capital (Notes 1
and 4)..................  $1,388,459,987 $695,127,895 $2,572,199,799   $433,719,530    $457,264,171
Undistributed net
investment income (Note
1)......................       6,843,926    9,392,474     82,592,880     13,978,178      37,603,875
Accumulated net realized
gain (loss) on
investment transactions
(Note 1)................     107,642,023   31,000,126    136,639,048     26,478,735      (6,984,825)
Net unrealized
appreciation of
investments and assets
and liabilities in
foreign currencies......     497,286,444   96,072,522    520,874,377     61,489,937      10,583,931
 ....................................................................................................
TOTAL--REPRESENTING NET
ASSETS APPLICABLE TO
CAPITAL SHARES
OUTSTANDING.............  $2,000,232,380 $831,593,017 $3,312,306,104   $535,666,380    $498,467,152
 ....................................................................................................
COMPUTATION OF NET ASSET
VALUE
Number of shares
outstanding.............      65,570,845   54,791,007    154,278,978     33,173,381      40,303,807
Net asset value,
offering price and
redemption price per
share
(net assets divided by
number of shares
outstanding)............  $        30.50 $      15.18 $        21.47   $      16.15    $      12.37
 ....................................................................................................
Cost of investments
(Note 1)................  $1,527,367,570 $744,747,870 $2,803,778,847   $483,960,531    $467,339,884
Cost of foreign currency
(Note 1)................             --  $  2,410,561            --    $    667,462             --
----------------------------------------------------------------------------------------------------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

---------------------------------------------------------------------------------------------------------------
                          PCM U.S.
                          Government and              PCM Utilities                  PCM New        PCM Asia
                          High Quality   PCM Money    Growth and     PCM Diversified Opportunities  Pacific
                          Bond Fund      Market Fund  Income Fund    Income Fund     Fund           Growth Fund
---------------------------------------------------------------------------------------------------------------
ASSETS
Investments in
securities, at value
(Note 1)................   $736,711,798  $260,840,036 $533,564,617    $298,767,167   $517,895,901   $25,884,765
Cash....................            700        12,321          654          21,640         60,496        16,203
Foreign currency, at
value...................            --            --           --              --             --            --
Dividends, interest and
other receivables.......     11,094,491       640,799    2,635,293       6,097,306         50,741        19,516
Receivable for shares of
the fund sold...........        706,775     2,097,117      307,500         462,657      1,165,938           --
Receivable for
securities sold.........            --            --     2,674,825         588,251        398,796       439,079
Receivable for open
forward currency
contracts...............            --            --           --          362,454            --        297,544
Receivable for closed
forward currency
contracts...............            --            --           --           91,300            --            --
Foreign tax reclaim.....            --            --         6,961             --           1,162            49
 ...............................................................................................................
TOTAL ASSETS............    748,513,764   263,590,273  539,189,850     306,390,775    519,573,034    26,657,156
 ...............................................................................................................
LIABILITIES
Payable to subcustodian
(Note 2)................            --            --           --              --             --            --
Payable for variation
margin..................            --            --           --              --             --            --
Payable for securities
purchased...............            --            --     7,874,627       1,363,345      3,637,598     1,045,889
Payable for shares of
the fund repurchased....            --            --           --              --             --        500,334
Payable for compensation
of Manager (Note 2).....      1,120,800       305,366      755,557         498,524        726,357        28,244
Payable for
administrative services
(Note 2)................          3,544         2,432        2,566           2,352          2,419            25
Payable for compensation
of Trustees (Note 2)....          1,143           207          902             328            366            49
Payable for investor
servicing and custodian
fees (Note 2)...........        100,005        51,322       61,418          64,466         69,212         6,617
Payable for open forward
currency contracts......        203,259           --           --          585,691            --            --
Payable for closed
forward currency
contracts...............            --            --           --          112,336            --            --
TBA sale commitments, at
value (proceeds
receivable $2,433,715)..            --            --           --              --             --            --
Other accrued expenses..         60,899        17,647       34,094          42,940         28,458        31,385
 ...............................................................................................................
TOTAL LIABILITIES.......      1,489,650       376,974    8,729,164       2,669,982      4,464,410     1,612,543
 ...............................................................................................................
NET ASSETS..............   $747,024,114  $263,213,299 $530,460,686    $303,720,793   $515,108,624   $25,044,613
 ...............................................................................................................
REPRESENTED BY:
Paid in Capital (Notes 1
and 4)..................   $668,141,850  $263,213,299 $459,084,843    $279,391,034   $423,796,282   $24,421,188
Undistributed net
investment income (Note
1)......................     44,995,834           --    20,548,328      19,613,479            --        260,391
Accumulated net realized
gain (loss) on
investment transactions
(Note 1)................    (10,350,821)          --    (5,084,797)     (1,680,317)    (2,236,510)     (281,037)
Net unrealized
appreciation of
investments and assets
and liabilities in
foreign currencies......     44,237,251           --    55,912,312       6,396,597     93,548,852       644,071
 ...............................................................................................................
TOTAL--REPRESENTING NET
ASSETS APPLICABLE TO
CAPITAL SHARES
OUTSTANDING.............   $747,024,114 $263,213,299  $530,460,686    $303,720,793   $515,108,624   $25,044,613
 ...............................................................................................................
COMPUTATION OF NET ASSET
VALUE
Number of shares
outstanding.............     54,370,263   263,213,299   39,959,075      27,533,478     32,946,981     2,448,848
Net asset value,
offering price and
redemption price per
share
(net assets divided by
number of shares
outstanding)............   $      13.74  $       1.00 $      13.28    $      11.03   $      15.63   $     10.23
 ...............................................................................................................
Cost of investments
(Note 1)................   $692,241,678  $260,840,036 $477,652,519    $292,147,041   $424,347,030   $25,538,238
Cost of foreign currency
(Note 1)................            --            --           --              --             --            --
------------------------------------------------------------------------------------------------------------------------------------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST

STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------------------
 Year ended December 31, 1995     PCM Voyager   PCM Global     PCM Growth        PCM Global        PCM High Yield
                                  Fund          Growth Fund    and Income Fund   Asset             Fund
                                                                                 Allocation Fund

-----------------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME:
  Dividends                       $ 12,182,320  $ 15,039,547    $ 83,511,062      $  6,364,299      $   681,702
  Interest                           4,426,477     2,071,812      14,613,507        13,007,451       41,645,420
  Less: foreign taxes
  withheld                            (141,472)   (1,100,167)       (197,426)         (121,979)             --
 ...............................................................................................................
 TOTAL INVESTMENT INCOME            16,467,325    16,011,192      97,927,143        19,249,771       42,327,122
 EXPENSES:
  Compensation of Manager
   (Note 2)                          8,864,927     4,329,841      13,096,405         3,253,739        2,909,080
  Investor servicing and
   custodian fees (Note 2)             702,485       985,898         989,433           559,155          283,781
  Compensation of Trustees
   (Note 2)                             41,526        27,780          54,774            17,159           17,040
  Administrative services
   (Note 2)                             28,671        16,020          39,260            13,560            9,818
  Auditing                              59,732        48,907          67,731            53,160           38,909
  Legal                                 25,734        16,747          37,032            13,772           27,363
  Other expenses                         9,988         1,838          20,215            11,922            4,363
  Fees waived by Manager
   (Note 2)                                --            --              --                --               --
 ...............................................................................................................
 TOTAL EXPENSES                      9,733,063     5,427,031      14,304,850         3,922,467        3,290,354
 Expense reduction (Note 2)           (289,321)     (142,117)       (505,326)          (49,223)        (131,814)
 ...............................................................................................................
 NET EXPENSES                        9,443,742     5,284,914      13,799,524         3,873,244        3,158,540
 ...............................................................................................................
 NET INVESTMENT INCOME (LOSS)        7,023,583    10,726,278      84,127,619        15,376,527       39,168,582
 ...............................................................................................................
  Net realized gain (loss) on
   investments (Notes 1 and 3)     111,498,190    32,939,236     149,378,098        36,927,197       (2,510,312)
  Net realized loss on futures
   contracts (Notes 1 and 3)               --            --              --         (2,718,635)             --
  Net realized gain (loss) on
   written options (Notes 1
   and 3)                                  --            --              --             16,262          (15,437)
  Net realized gain (loss) on
   forward currency contracts and
   foreign currency translation
   (Note 1)                               (778)   (5,756,466)            --         (3,848,942)        (530,763)
  Net unrealized appreciation
   (depreciation) on forward
   currency contracts and
   foreign currency translation
   during the year                        (339)    7,100,296             --            678,317              --
  Net unrealized appreciation of
   investments, futures, written
   options, and TBA sale commit-
   ments during the year           371,781,199    63,228,684     540,953,657        55,746,704       32,473,048
 ...............................................................................................................
 NET GAIN ON INVESTMENTS           483,278,272    97,511,750     690,331,755        86,800,903       29,416,536
---------------------------------------------------------------------------------------------------------------
 NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS                       $490,301,855  $108,238,028    $774,459,374      $102,177,430      $68,585,118
---------------------------------------------------------------------------------------------------------------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------------------------------------
Year ended December 31,     PCM U.S.       PCM Money    PCM Utilities  PCM Diversified PCM New       PCM Asia
1995                        Government and Market Fund  Growth and     Income Fund     Opportunities Pacific
                            High Quality                Income Fund                    Fund          Growth
                            Bond Fund                                                                Fund*
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                   $        --   $       --   $ 18,310,437     $   367,671    $   293,371  $109,697
 Interest                      46,633,096   14,132,558     5,653,409      21,335,530      1,475,975    61,306
 Less: foreign taxes
 withheld                             --           --       (117,483)       (162,886)       (10,581)   (6,872)
 .............................................................................................................
TOTAL INVESTMENT INCOME        46,633,096   14,132,558    23,846,363      21,540,315      1,758,765   164,131
EXPENSES:
 .............................................................................................................
 Compensation of Manager
  (Note 2)                      4,133,901    1,061,046     2,666,363       1,741,950      1,618,748    67,583
 Investor servicing and
  custodian fees (Note 2)         455,982      200,826       285,599         284,689        253,061    37,587
 Compensation of Trustees
  (Note 2)                         23,755       10,349        16,834          13,747         11,588       827
 Administrative services
  (Note 2)                         14,627        8,378         9,769           9,115          8,674        60
 Auditing                          35,460       22,000        39,917          46,502         38,244    30,402
 Legal                             15,220       24,861        13,242          13,252         12,442     5,263
 Other expenses                    39,964        3,898         3,982             --           1,628       --
 Fees waived by Manager
  (Note 2)                            --           --            --              --             --    (40,348)
 .............................................................................................................
TOTAL EXPENSES                  4,718,909    1,331,358     3,035,706       2,109,255      1,944,385   101,374
 Expense reduction (Note 2)      (195,035)         (31)     (153,145)        (90,378)      (122,126)  (27,476)
 .............................................................................................................
NET EXPENSES                    4,523,874    1,331,327     2,882,561       2,018,877      1,822,259    73,898
 .............................................................................................................
NET INVESTMENT INCOME (LOSS)   42,109,222   12,801,231    20,963,802      19,521,438        (63,494)   90,233
 .............................................................................................................
 Net realized gain (loss)      18,842,378          --      8,864,746      10,702,316     (2,172,687) (281,038)
  on investments (Notes 1
  and 3)
 Net realized loss on
  future contracts (Notes
  1 and 3)                            --           --            --              --             --        --
 Net realized gain (loss)
  on written options
  (Notes 1 and 3)                     --           --            --           39,230            --        --
 Net realized gain (loss)
  on forward currency
  contracts and
  foreign currency
  translation (Note 1)          1,501,338          --         (1,869)     (4,573,184)          (510)  129,076
 Net unrealized
  appreciation
  (depreciation)
  on forward currency
  contracts and foreign
  currency translation
  during the year                (232,869)         --            581         304,988            (19)  297,544
 Net unrealized
  appreciation of
  investments, futures,
  written options, and TBA
  sale commitments during
  the year                     63,045,143          --     90,894,237      16,868,215     90,775,590   346,527
 .............................................................................................................
NET GAIN ON INVESTMENTS        83,155,990          --     99,757,695      23,341,565     88,602,374   492,109
-------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS                  $125,265,212  $12,801,231  $120,721,497     $42,863,003    $88,538,880  $582,342
-------------------------------------------------------------------------------------------------------------

*From May 1, 1995 (commencement of operations) to December 31, 1995.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
                                  PCM Voyager Fund           PCM Global Growth Fund      PCM Growth and Income Fund

-----------------------------------------------------------------------------------------------------------------------
                               Year ended December 31        Year ended December 31        Year ended December 31
                                 1995            1994           1995          1994           1995            1994
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
OPERATIONS:
 Net investment income
  (loss)                         $7,023,583      $3,343,307   $10,726,278    $6,698,732     $84,127,619     $62,012,990
 .......................................................................................................................
 Net realized gain (loss)
  on investment and
  foreign currency
  transactions                  111,497,412      23,119,443    27,182,770     9,837,464     149,378,098      28,738,990
 .......................................................................................................................
 Net unrealized
  appreciation
  (depreciation)
  of investment
  transactions and assets
  and liabilities in
  foreign currencies            371,780,860      (9,860,844)   70,328,980   (25,364,720)    540,953,657     (86,913,187)
 .......................................................................................................................
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
  FROM OPERATIONS               490,301,855      16,601,906   108,238,028    (8,828,524)    774,459,374       3,838,793
 .......................................................................................................................
Distributions to
 shareholders:
 From net investment
  income                         (3,305,106)     (1,560,454)   (5,241,911)   (1,755,654)    (61,294,430)    (34,766,658)
 .......................................................................................................................
 From net realized gain
  on investments                (24,368,992)    (12,726,366)  (12,181,203)     (596,922)    (34,820,960)    (52,663,954)
 .......................................................................................................................
 In excess of realized
  gain                                  --              --            --            --              --              --
 .......................................................................................................................
Increase (decrease) from
 capital share
 transactions (Note 4)          510,632,179     349,459,007    70,957,272   328,215,958     726,581,767     583,590,581
 .......................................................................................................................
TOTAL INCREASE
 (DECREASE) IN NET ASSETS       973,259,936     351,774,093   161,772,186   317,034,858   1,404,925,751     499,998,762
 .......................................................................................................................
NET ASSETS:
 Beginning of period          1,026,972,444     675,198,351   669,820,831   352,785,973   1,907,380,353   1,407,381,591
 .......................................................................................................................
 END OF PERIOD               $2,000,232,380  $1,026,972,444  $831,593,017  $669,820,831  $3,312,306,104  $1,907,380,353
 .......................................................................................................................
Undistributed net
 Investment income,
 end of period                   $6,843,926      $3,066,110    $9,392,474    $4,411,370     $82,592,880     $60,139,264
 .......................................................................................................................


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------------------------------------------------
                            PCM Global Asset Allocation Fund       PCM High Yield Fund      PCM U.S. Government and High
                                                                                                  Quality Bond Fund
-------------------------------------------------------------------------------------------------------------------------
                                 Year ended December 31          Year ended December 31        Year ended December 31
                                  1995              1994            1995          1994           1995            1994
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
OPERATIONS
 Net investment income
 (loss)                          $15,376,527       $12,074,472   $39,168,582   $31,147,134     $42,109,222     $42,250,167
 ..........................................................................................................................
 Net realized gain (loss)
  on investment and
  foreign currency
  transactions                    30,375,882        (6,770,122)   (3,056,512)   (2,313,782)     20,343,716     (27,041,922)
 ..........................................................................................................................
 Net unrealized
  appreciation
  (depreciation)
  of investment
  transactions and assets
  and liabilities in
  foreign currencies              56,425,021       (14,795,291)   32,473,048   (31,597,378)     62,812,274     (39,147,476)
 ..........................................................................................................................
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS                 102,177,430        (9,490,941)   68,585,118    (2,764,026)    125,265,212     (23,939,231)
 ..........................................................................................................................
Distributions to
 shareholders:
 From net investment
  income                          (7,825,970)       (7,190,360)  (32,248,315)  (19,436,636)    (42,687,165)    (35,768,463)
 ..........................................................................................................................
 From net realized gain
  on investments                         --        (10,884,564)          --     (3,384,907)            --      (11,557,390)
 ..........................................................................................................................
 In excess of realized
  gain                                   --           (611,925)          --       (573,225)            --              --
 ..........................................................................................................................
Increase (decrease) from
 capital share
 transactions (Note 4)            27,092,126       145,093,833   135,010,928    61,541,336      23,988,472     (23,663,035)
 ..........................................................................................................................
TOTAL INCREASE
 (DECREASE) IN NET ASSETS        121,443,586       116,916,043   171,347,731    35,382,542     106,566,519     (94,928,119)
 ..........................................................................................................................
NET ASSETS:
 Beginning of period             414,222,794       297,306,751   327,119,421   291,736,879     640,457,595     735,385,714
 ..........................................................................................................................
 END OF PERIOD              $    535,666,380  $    414,222,794  $498,467,152  $327,119,421  $  747,024,114  $  640,457,595
 ..........................................................................................................................
 Undistributed net
  investment income,
  end of period                  $13,978,178        $8,082,455   $37,603,875   $30,924,066     $44,995,834     $42,245,471
 ..........................................................................................................................


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------
                              PCM Money Market Fund       PCM Utilities Growth      PCM Diversified Income Fund
                                                             and Income Fund

-----------------------------------------------------------------------------------------------------------------
                             Year ended December 31      Year ended December 31       Year ended December 31
                                1995          1994          1995          1994          1995           1994

----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
OPERATIONS
 Net investment income
 (loss)                      $12,801,231    $8,999,035   $20,963,802   $21,368,057    $19,521,438    $13,909,473
 ................................................................................................................
 Net realized gain (loss)
  on investment and
  foreign currency
  transactions                       --            --      8,862,877   (13,986,615)     6,168,362    (10,118,686)
 ................................................................................................................
 Net unrealized
  appreciation
  (depreciation) of
  investment transactions
  and assets and
  liabilities in foreign
  currencies                         --            --     90,894,818   (38,349,785)    17,173,203    (11,419,826)
 ................................................................................................................
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
  FROM OPERATIONS             12,801,231     8,999,035   120,721,497   (30,968,343)    42,863,003     (7,629,039)
 ................................................................................................................
 Distributions to
  shareholders:
 From net investment
  income                     (12,801,231)   (8,999,035)  (20,768,768)  (12,928,125)   (11,017,722)      (923,710)
 ................................................................................................................
 From net realized gain
  on investments                     --            --            --     (4,398,593)           --          (1,329)
 ................................................................................................................
 In excess of realized
  gain                               --            --            --       (227,097)           --         (28,981)
 ................................................................................................................
 Return of capital                   --            --            --            --             --             --
 ................................................................................................................
Increase (decrease) from
 capital share
 transactions (Note 4)        19,149,356   114,734,579    46,338,634   (10,589,285)    55,940,183    144,069,370
 ................................................................................................................
TOTAL INCREASE (DE-
 CREASE) IN NET ASSETS        19,149,356   114,734,579   146,291,363   (59,111,443)    87,785,464    135,486,311
 ................................................................................................................
NET ASSETS:
 Beginning of period         244,063,943   129,329,364   384,169,323   443,280,766    215,935,329     80,449,018
 ................................................................................................................
 END OF PERIOD              $263,213,299  $244,063,943  $530,460,686  $384,169,323  $ 303,720,793  $ 215,935,329
 ................................................................................................................
Undistributed net
 investment income, end
 of period                          $--           $--    $20,548,328   $20,383,278    $19,613,479    $11,319,097
 ................................................................................................................


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------
                                      PCM New Opportunities Fund     PCM Asia
                                                                     Pacific
                                                                   Growth Fund
-------------------------------------------------------------------------------
                                      Year ended     Period ended  Period ended
                                      December 31    December 31   December 31
                                      1995           1994*         1995**
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net investment income (loss)               $(63,494)       $7,783      $90,233
 ...............................................................................
 Net realized gain (loss) on
  investment and foreign currency
  transactions                            (2,173,197)      208,404     (151,962)
 ...............................................................................
 Net unrealized appreciation
  (depreciation) of
  investment transactions and assets
  and liabilities in foreign
  currencies                              90,775,571     2,773,281      644,071
 ...............................................................................
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS         88,538,880     2,989,468      582,342
 ...............................................................................
Distributions to shareholders:
 From net investment income                   (7,784)          --           --
 ...............................................................................
 From net realized gain on
  investments                               (208,404)          --           --
 ...............................................................................
 In excess of realized gain                  (63,823)          --           --
 ...............................................................................
 Return of capital                           (73,542)          --           --
 ...............................................................................
Increase (decrease) from capital
 share transactions (Note 4)             358,331,301    65,602,528   24,462,271
 ...............................................................................
TOTAL INCREASE (DECREASE) IN NET
 ASSETS                                  446,516,628    68,591,996   25,044,613
 ...............................................................................
NET ASSETS:
 Beginning of period                      68,591,996           --           --
 ...............................................................................
 END OF PERIOD                         $ 515,108,624  $ 68,591,996  $25,044,613
 ...............................................................................
Undistributed net investment
 income, end of period                 $         --         $7,145     $260,391
 ...............................................................................

* From May 2, 1994 (commencement of operations) to December 31, 1994. **From May 1, 1995 (commencement of operations) to December 31, 1995.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PUTNAM CAPITAL MANAGER TRUST

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------
                                           INVESTMENT OPERATIONS               LESS DISTRIBUTIONS
                                                       NET
                                                       REALIZED AND                       FROM        IN EXCESS
                                                       UNREALIZED              FROM       NET         OF NET
                          NET ASSET VALUE, NET         GAIN (LOSS)  TOTAL FROM NET        REALIZED    REALIZED    RETURN
                          BEGINNING OF     INVESTMENT  ON           INVESTMENT INVESTMENT GAIN ON     GAIN ON     OF
PERIOD ENDED              PERIOD           INCOME      INVESTMENTS  OPERATIONS INCOME     INVESTMENTS INVESTMENTS CAPITAL
-------------------------------------------------------------------------------------------------------------------------
PCM VOYAGER FUND
December 31, 1995              $22.20          $.10       $8.76        $8.86      $(.07)     $(.49)      $--        $--
December 31, 1994               22.41           .07         .14          .21       (.05)      (.37)       --         --
December 31, 1993               19.21           .04        3.50         3.54       (.07)      (.27)       --         --
December 31, 1992               17.94           .07        1.72         1.79       (.08)      (.44)       --         --
December 31, 1991               12.58           .11(a)     5.61         5.72       (.12)      (.24)       --         --
 .........................................................................................................................
PCM GLOBAL GROWTH FUND
December 31, 1995              $13.48          $.20       $1.85        $2.05      $(.11)     $(.24)      $--        $--
December 31, 1994               13.68           .13        (.26)        (.13)      (.05)      (.02)       --         --
December 31, 1993               10.48           .08        3.28         3.36       (.16)       --         --         --
December 31, 1992               10.61           .10        (.14)        (.04)      (.09)       --         --         --
December 31, 1991                9.32           .11        1.28         1.39       (.10)       --         --         --
 .........................................................................................................................
PCM GROWTH AND INCOME FUND
December 31, 1995              $16.44          $.53       $5.31        $5.84      $(.51)     $(.30)      $--        $--
December 31, 1994               17.38           .50        (.48)         .02       (.38)      (.58)       --         --
December 31, 1993               15.93           .38        1.83         2.21       (.39)      (.37)       --         --
December 31, 1992               15.33           .39        1.04         1.43       (.42)      (.41)       --         --
December 31, 1991               13.51           .43        2.09         2.52       (.53)      (.17)       --         --
 .........................................................................................................................
PCM GLOBAL ASSET ALLOCATION FUND
December 31, 1995              $13.19          $.47       $2.74        $3.21      $(.25)      $--        $--        $--
December 31, 1994               14.29           .35        (.71)        (.36)      (.29)      (.43)      (.02)       --
December 31, 1993               12.92           .30        1.87         2.17       (.55)      (.25)       --         --
December 31, 1992               12.77           .35         .41          .76       (.42)      (.19)       --         --
December 31, 1991               11.28           .45        1.64         2.09       (.54)      (.06)       --         --
 .........................................................................................................................
PCM HIGH YIELD FUND
December 31, 1995              $11.46          $.91       $1.05        $1.96     $(1.05)      $--        $--        $--
December 31, 1994               12.53          1.05       (1.17)        (.12)      (.79)      (.14)      (.02)       --
December 31, 1993               11.17           .73        1.37         2.10       (.74)       --         --         --
December 31, 1992               10.12          1.26         .59         1.85       (.80)       --         --         --
December 31, 1991                7.91           .85        2.47         3.32      (1.11)       --         --         --
 .........................................................................................................................
PCM U.S. GOVERNMENT AND HIGH
QUALITY BOND FUND
December 31, 1995              $12.22          $.81       $1.56        $2.37      $(.85)      $--        $--        $--
December 31, 1994               13.53           .81       (1.24)        (.43)      (.66)      (.22)       --         --
December 31, 1993               12.85           .63         .78         1.41       (.61)      (.12)       --         --
December 31, 1992               12.57           .60         .28          .88       (.54)      (.06)       --         --
December 31, 1991               11.36           .56        1.31         1.87       (.66)       --         --         --
 .........................................................................................................................
PCM MONEY MARKET FUND
December 31, 1995               $1.00        $.0533        $--        $.0533    $(.0533)      $--        $--        $--
December 31, 1994                1.00         .0377         --         .0377     (.0377)       --         --         --
December 31, 1993                1.00         .0276         --         .0276     (.0276)       --         --         --
December 31, 1992                1.00         .0352         --         .0352     (.0352)       --         --         --
December 31, 1991                1.00         .0575       .0001        .0576     (.0575)    (.0001)       --         --
 .........................................................................................................................
PCM UTILITIES GROWTH AND
INCOME FUND
December 31, 1995              $10.68        $  .53       $2.65        $3.18      $(.58)      $--        $--        $--
December 31, 1994               12.00           .60       (1.44)        (.84)      (.35)      (.12)      (.01)       --
December 31, 1993               10.71           .30        1.13         1.43       (.12)      (.02)       --         --
December 31, 1992*              10.00           .15(b)      .56          .71        --         --         --         --
 .........................................................................................................................
PCM DIVERSIFIED INCOME FUND
December 31, 1995               $9.74          $.71       $1.09        $1.80      $(.51)      $--        $--        $--
December 31, 1994               10.23           .61       (1.04)        (.43)      (.06)       --         --         --
December 31, 1993**             10.00           .06         .17          .23        --         --         --         --
 .........................................................................................................................
PCM NEW OPPORTUNITIES FUND
December 31, 1995              $10.82          $--        $4.84        $4.84      $ --      $(.02)       $--       $(.01)
December 31, 1994***            10.00           -- (b)      .82          .82        --         --         --         --
-------------------------------------------------------------------------------------------------------------------------

See page 78 for Notes to Financial Highlights.

------------------------------------------------------------------------------------------------------
                                TOTAL                                      RATIO OF NET
                                INVESTMENT                 RATIO OF        INVESTMENT
                                RETURN AT   NET ASSETS,    EXPENSES        INCOME TO
 TOTAL         NET ASSET VALUE, NET ASSET   END OF PERIOD  TO AVERAGE NET  AVERAGE NET     PORTFOLIO
 DISTRIBUTIONS END OF PERIOD    VALUE(%)(C) (IN THOUSANDS) ASSETS(%)(E)    ASSETS(%)       TURNOVER(%)
------------------------------------------------------------------------------------------------------
      $(.56)        $30.50         40.67      $2,000,232        .68             .49           57.51
       (.42)         22.20          1.04       1,026,972        .71             .40           62.44
       (.34)         22.41         18.70         675,198        .66             .33           55.85
       (.52)         19.21         10.36         317,225        .75             .56           48.17
       (.36)         17.94         46.09         156,741        .81             .78           55.04
 ......................................................................................................
      $(.35)        $15.18         15.67        $831,593        .75            1.49           82.53
       (.07)         13.48          (.96)        669,821        .77            1.21           41.55
       (.16)         13.68         32.40         352,786        .75            1.38           47.00
       (.09)         10.48          (.36)         86,854        .85            1.82           59.68
       (.10)         10.61         15.01          40,183        .99            2.01           48.67
 ......................................................................................................
      $(.81)        $21.47         36.71      $3,312,306        .57            3.34           50.87
       (.96)         16.44          0.35       1,907,380        .62            3.64           46.43
       (.76)         17.38         14.27       1,407,382        .64            3.49           62.63
       (.83)         15.93          9.75         641,508        .69            3.79           39.58
       (.70)         15.33         19.05         325,861        .72            4.37           37.94
 ......................................................................................................
      $(.25)        $16.15         24.71        $535,666        .84            3.31          150.88
       (.74)         13.19         (2.50)        414,223        .76            3.19          150.21
       (.80)         14.29         17.48         297,307        .72            3.28          192.48
       (.61)         12.92          6.29         134,667        .79            3.84          141.87
       (.60)         12.77         19.02          82,071        .87            4.55           77.31
 ......................................................................................................
     $(1.05)        $12.37         18.32        $498,467        .79            9.42           69.78
       (.95)         11.46          (.94)        327,119        .74            9.79           62.09
       (.74)         12.53         19.57         291,737        .67            9.88           85.59
       (.80)         11.17         18.98         118,804        .71           11.53           84.24
      (1.11)         10.12         44.83          42,823        .92           12.64          104.62
 ......................................................................................................
      $(.85)        $13.74         20.44        $747,024        .70            6.22          149.18
       (.88)         12.22         (3.23)        640,458        .67            6.24          118.34
       (.73)         13.53         11.28         735,386        .64            6.16           94.01
       (.60)         12.85          7.49         435,906        .70            6.98           45.82
       (.66)         12.57         17.28         229,306        .74            7.57           59.29
 ......................................................................................................
    $(.0533)         $1.00          5.46        $263,213        .57            5.43             --
     (.0377)          1.00          3.82         244,064        .55            3.90             --
     (.0276)          1.00          2.79         129,329        .42            2.77             --
     (.0352)          1.00          3.57         105,694        .48            3.49             --
     (.0576)          1.00          5.92          78,568        .50            5.74             --
 ......................................................................................................
      $(.58)        $13.28         31.08        $530,461        .68            4.72           60.33
       (.48)         10.68         (7.02)        384,169        .68            5.23           84.88
       (.14)         12.00         13.42         443,281        .69            5.02           50.79
        --           10.71          7.10(d)       83,522        .64(b)(d)      3.43(b)(d)     19.29(d)
 ......................................................................................................
      $(.51)        $11.03         19.13        $303,721        .85            7.85          297.17
       (.06)          9.74         (4.23)        215,935        .80            7.60          165.17
        --           10.23          2.30(d)       80,449        .28(d)         1.45(d)        40.83(d)
 ......................................................................................................
      $(.03)        $15.63         44.87        $515,109        .84            (.03)          30.87
        --           10.82          8.20(d)       68,592        .47(b)(d)       .03(b)(d)     32.77(d)
------------------------------------------------------------------------------------------------------

PUTNAM CAPITAL MANAGER TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------
                                          INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                                                        NET
                                                        REALIZED AND                       FROM        IN EXCESS
                                                        UNREALIZED              FROM       NET         OF NET
                         NET ASSET VALUE, NET           GAIN (LOSS)  TOTAL FROM NET        REALIZED    REALIZED    RETURN
                         BEGINNING OF     INVESTMENT    ON           INVESTMENT INVESTMENT GAIN ON     GAIN ON     OF
PERIOD ENDED             PERIOD           INCOME        INVESTMENTS  OPERATIONS INCOME     INVESTMENTS INVESTMENTS CAPITAL
--------------------------------------------------------------------------------------------------------------------------
PCM ASIA PACIFIC GROWTH
 FUND
December 31, 1995****         $10.00         $.06(a)(b)     $.17        $.23       $--        $ --        $--       $--
--------------------------------------------------------------------------------------------------------------------------

*    For the period May 4, 1992 (commencement of operations) to
     December 31, 1992.
**   For the period September 15, 1993 (commencement of operations) to
     December 31, 1993.
***  For the period May 2, 1994 (commencement of operations) to
     December 31, 1994.
**** For the period May 1, 1995 (commencement of operations) to
     December 31, 1995.
(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of PCM Utilities Growth and Income Fund for the period ended December 31, 1992 reflect a reduction of approximately $0.01 per share, expenses of PCM New Opportunities Fund for the period ended December 31, 1994 reflect a reduction of approximately $0.02 per share, and expenses of PCM Asia Pacific Growth Fund for the period ended December 31, 1995 reflect a reduction of approximately $0.03 per share.
(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d)  Not annualized.
(e) The ratio of expenses to average net assets for the period ended December 31, 1995 includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts (Note 2).

-----------------------------------------------------------------------------------------------------------------
                                      TOTAL                                            RATIO OF NET
                                      INVESTMENT     NET ASSETS,    RATIO OF           INVESTMENT
                                      RETURN AT      END OF         EXPENSES           INCOME TO
 TOTAL            NET ASSET VALUE,    NET ASSET      PERIOD (IN     TO AVERAGE NET     AVERAGE NET    PORTFOLIO
 DISTRIBUTIONS    END OF PERIOD       VALUE(%)(C)    THOUSANDS)     ASSETS(%)(E)       ASSETS(%)      TURNOVER(%)
-----------------------------------------------------------------------------------------------------------------
        $--               $10.23            2.30(d)       $25,045        .81(b)(d)       .72(b)(d)       67.72(d)
-----------------------------------------------------------------------------------------------------------------

PUTNAM CAPITAL MANAGER TRUST

NOTES TO FINANCIAL STATEMENTS
December 31, 1995

NOTE 1
SIGNIFICANT
ACCOUNTING
POLICIES

Putnam Capital Manager (the "Trust") is registered under the Investment Com-pany Act of 1940, as amended, as a diversified, open-end management investment company (except for PCM Utilities Growth and Income Fund, which is non-diver-sified) which consists of a series of investment portfolios (the "funds"), each of which is represented by a separate series of shares of beneficial in-terest. The Trust currently offers the following eleven funds: PCM Voyager Fund, PCM Global Growth Fund, PCM Growth and Income Fund, PCM Global Asset Al-location Fund, PCM High Yield Fund, PCM U.S. Government and High Quality Bond Fund, PCM Money Market Fund, PCM Utilities Growth and Income Fund, PCM Diver-sified Income Fund, PCM New Opportunities Fund and PCM Asia Pacific Growth Fund. The following is a summary of significant accounting policies consist-ently followed by the Trust in preparation of its financial statements. The preparation of financial statements are in conformity with generally accepted accounting principles and require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

A) SECURITY VALUATION For all funds other than PCM Money Market Fund, invest-ments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price on the principal market on which such securities are traded, or, if no sales are reported--as in the case of some securities traded over-the-counter--the last reported bid price, except that certain U.S. government obligations are stated at the mean between the last reported bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, ap-proved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transac-tions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. (See Sections H and I with respect to the valuation of options, forward currency contracts and futures.)

The valuation of PCM Money Market Fund's portfolio is determined by means of the amortized cost method, which approximates market value, as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amor-tizing any discount or premium from its face value at a constant rate until maturity.

B) JOINT TRADING ACCOUNT Pursuant to an exemptive order issued by the Securi-ties and Exchange Commission, the funds may transfer uninvested cash balances into a joint trading account along with the cash of other registered invest-ment companies managed by Putnam Investment Management, Inc. ("Putnam Manage-ment"), the funds' Manager, a wholly-owned subsidiary of Putnam Investments, Inc. and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) REPURCHASE AGREEMENTS The funds, or any joint trading account, through their custodian, receive delivery of the underlying securities, the market value of which at the time of purchase is required to be at least equal to 102% of the resale price, including accrued interest. Putnam Management is re-sponsible for determining that the value of these underlying securities is at all times at least equal to 102% of the resale price, including accrued inter-est.

D) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is execut-ed). Interest income is recorded on the accrual basis. Dividend income is re-corded on the ex-dividend date except that certain dividends from foreign se-curities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue, stepped-coupon bonds and pay-ment in kind bonds are accreted according to the effective yield method.

E) TBA PURCHASE COMMITMENTS Each fund,(except for PCM Money Market Fund) may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Al-though the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the for-ward sale of other securities they own. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered secu-rities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addi-tion to the risk of decline in the value of a fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the under-lying securities, generally according to the procedures described under "Secu-rity valuation" above.

Although a fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

F) TBA SALE COMMITMENTS Each fund, (except PCM Money Market Fund) may enter into TBA sale commitments to hedge its portfolio positions or to sell mort-gage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are notreceived until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by a fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the underlying secu-rity. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price es-tablished at the date the commitment was entered into.

G) FOREIGN CURRENCY TRANSLATION The accounting records of the Trust are main-tained in U.S. dollars. The market value of foreign securities, currency hold-ings, other assets and liabilities are recorded in the books and records of the Trust after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The Trust does not isolate that portion of re-alized or unrealized gains or losses resulting from changes in the foreign ex-change rate on investments from fluctuations arising from changes in the mar-ket prices of the securities. Such fluctuations are included with the net re-alized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent amounts ac-tually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency con-tracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

H) FORWARD CURRENCY CONTRACTS Each fund, except PCM Money Market Fund, may en-gage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy aredenominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward cur-rency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

I) FUTURES AND OPTIONS CONTRACTS Each fund (other than PCM High Yield Fund and PCM Money Market Fund) may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. Each fund (other than PCM High Yield Fund and PCM Money Market Fund) may also write options on securities it owns or which it invests to increase its current re-turns.

The potential risk to each fund is that the change in value of futures and op-tions contracts may not correspond to the change in value of the hedged instru-ments. In addition, losses may arise from changes in the value of the under-lying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

J) FEDERAL INCOME TAXES Each fund of the Trust is created as a separate entity for federal income tax purposes. It is the policy of each fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held.

At December 31, 1995 the following funds had captial loss carryovers, which will expire on the following dates:

                                                Loss Carryover Expiration Date
------------------------------------------------------------------------------
PCM High Yield Fund                             $1,850,724     12/31/02
                                                 4,923,971     12/31/03
PCM U.S. Government and High Quality Bond Fund  10,341,978     12/31/02
PCM Utilities Growth and Income Fund             4,780,803     12/31/02
PCM Diversified Income Fund                      1,395,150     12/31/02
PCM New Opportunities Fund                       1,755,633     12/31/03
PCM Asia Pacific Growth Fund                       202,247     12/31/03
------------------------------------------------------------------------------

These capital loss carryovers may be used to offset realized gains, if any.

K) DISTRIBUTIONS TO SHAREHOLDERS Distributions to shareholders from net invest-ment income are recorded by the funds on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally ac-cepted accounting principles.

These differences include treatment of gains and losses on passive foreign in-vestment companies, losses on wash sale transactions, timing of recognition of certain gains and losses, return of capital dividends received by the funds, utilization of a capital loss carryover, defaulted bond income, interest on payment-in-kind securities, realized foreign currency gains and losses, amorti-zation of certain bond premiums and market discounts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regula-tions. For the year ended December 31, 1995, the fund reclassified the follow-ing amounts:

                                                    Accumulated
                                     Undistributed  Net Realized
                                     Net            Gain on
                                     Investment      Investment   Paid-in-
                                     Income         Transactions  Capital
----------------------------------------------------------------------------
PCM VOYAGER FUND                          $59,339          $778    $(60,117)
PCM GLOBAL GROWTH FUND                   (503,263)    5,832,290  (5,329,027)
PCM GROWTH AND INCOME FUND               (379,573)      154,933     224,640
PCM GLOBAL ASSET ALLOCATION FUND       (1,654,834)    1,628,125      26,709
PCM HIGH YIELD FUND                      (240,458)     (299,398)    539,856
PCM U.S. GOVERNMENT AND HIGH QUALITY
 BOND FUND                              3,328,306    (3,328,306)        --
PCM MONEY MARKET FUND                         --            --          --
PCM UTILITIES GROWTH AND INCOME FUND      (29,984)      185,589    (155,605)
PCM DIVERSIFIED INCOME FUND              (209,334)      224,643     (15,309)
PCM NEW OPPORTUNITIES FUND                 64,133           510     (64,643)
PCM ASIA PACIFIC GROWTH FUND              170,158      (129,075)    (41,083)
----------------------------------------------------------------------------

The calculation of net investment income per share in the financial highlights table excludes these adjustments.

L) EXPENSES OF THE TRUST Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

M) BENEFICIAL INTEREST At December 31, 1995, insurance companies or their sepa-rate accounts were record owners of all but a de minimis number of the shares of each fund. From 93% to almost 100% of each fund is owned by accounts of one group of insurance companies.

NOTE 2  MANAGEMENT FEE, ADMINISTRATIVE
SERVICES, AND OTHER TRANSACTIONS

Compensation of Putnam Management for
management and investment advisory
services is payable quarterly based
on the average net assets of the
funds for the quarter. The following
summarizes the management fee rates
in effect at December 31, 1995:

                                      Rate
-------------------------------------------------------------------------------
PCM GLOBAL GROWTH FUND AND            .60%
PCM UTILITIES GROWTH AND INCOME FUND
 ...............................................................................
PCM VOYAGER FUND, PCM GLOBAL ASSET    .70% of the first $500 million of average
 ALLOCATION FUND,                       net assets,
PCM HIGH YIELD FUND, PCM DIVERSIFIED  .60% of the next $500 million
INCOME FUND AND
PCM NEW OPPORTUNITIES FUND            .55% of the next $500 million and
                                      .50% of any amount over $1.5 billion
 ...............................................................................
PCM GROWTH AND INCOME FUND            .65% of the first $500 million of average
                                        net assets,
                                      .55% of the next $500 million
                                      .50% of the next $500 million and
                                      .45% of any amount over $1.5 billion
 ...............................................................................
PCM U.S. GOVERNMENT AND HIGH QUALITY  .65% of the first $500 million of average
 BOND FUND*                             net assets,
                                      .55% of the next $500 million
                                      .50% of the next $500 million
                                      .45% of the next $5 billion
                                      .425% of the next $5 billion
                                      .405% of the next $5 billion
                                      .39% of the next $5 billion and
                                      .38% of any excess thereafter.
 ...............................................................................
PCM MONEY MARKET FUND                 .45% of the first $500 million of average
                                        net assets,
                                      .35% of the next $500 million
                                      .30% of the next $500 million and
                                      .25% of any amount over $1.5 billion
 ...............................................................................
PCM ASIA PACIFIC GROWTH FUND          .80% of the first $500 million of average
                                        net assets,
                                      .70% of the next $500 million
                                      .65% of the next $500 million
                                      .60% of the next $5 billion
                                      .575% of the next $5 billion
                                      .555% of the next $5 billion
                                      .54% of the next $5 billion and
                                      .53% of any excess thereafter.
-------------------------------------------------------------------------------

* Prior to July 13, 1995, management fees for the PCM U.S. Government and High Quality Bond Fund was .60% of the average net assets of the fund.
-------------------------------------------------------------------------------

Putnam Management has voluntarily agreed to limit expenses of PCM New Opportu-nities Fund and PCM Asia Pacific Growth Fund to an annual rate of 1.2% of the funds' average daily net assets. The funds' expenses subject to this limita-tion are exclusive of brokerage, interest, taxes, insurance, amortization of deferred organization expenses, extraordinary expenses and credits from Putnam Fiduciary Trust Company ("PFTC"), a wholly-owned subsidiary of Putnam Invest-ments, Inc., if any. For PCM New Opportunities Fund this limitation expired on April 30, 1995 and for PCM Asia Pacific Growth Fund, this limitation will ex-pire on April 30, 1996.

As part of the custodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of PCM Global Asset Allocation Fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund.

The Trust reimburses Putnam Management for the compensation and related ex-penses of certain officers of the Trust and their staff who provide adminis-trative services to the Trust. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for each fund's assets are provided by PFTC. Investor ser-vicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended December 31, 1995, each fund's expenses were reduced by the following amounts under expense offset arrangements with PFTC and brokerage service arrangements.

PCM Voyager Fund                                $289,321
PCM Global Growth Fund                           142,117
PCM Growth and Income Fund                       505,326
PCM Global Asset Allocation Fund                  49,223
PCM High Yield Fund                              131,814
PCM U.S. Government and High Quality Bond Fund   195,035
PCM Money Market Fund                                 31
PCM Utilities Growth and Income Fund             153,145
PCM Diversified Income Fund                       90,378
PCM New Opportunties Fund                        122,126
PCM Asia Pacific Growth Fund                      27,476

Investor servicing and custodian fees reported in the Statement of Operations exclude these credits. Each fund could have invested the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the Trust receive an annual Trustees fee of $14,650 and an addi-tional fee for each Trustee's meeting attended. Trustees who are not inter-ested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended December 31, 1995, each fund adopted a Trustee Fee De-ferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in each fund and are invested in each fund or in other Putnam funds until distribution in accordance with the Plan.

NOTE 3 PURCHASES AND SALES OF
SECURITIES

During the year ended December 31,
1995, purchases and sales of invest-
ment securities (other than short-
term investments) were as follows:

                               U.S. Government
                                 Obligations              Other Securities
--------------------------------------------------------------------------------
                           Purchases      Sales       Purchases        Sales
--------------------------------------------------------------------------------
PCM VOYAGER FUND          $        --  $        --  $1,290,885,375  $788,999,351
PCM GLOBAL GROWTH FUND             --           --     632,544,361   566,471,100
PCM GROWTH AND INCOME              --           --   1,755,905,806 1,199,280,568
 FUND
PCM GLOBAL ASSET           238,750,640  228,040,083    419,284,781   423,774,630
 ALLOCATION FUND
PCM HIGH YIELD FUND                --           --     410,407,980   274,466,786
PCM U.S. GOVERNMENT AND
 HIGH QUALITY
 BOND FUND                 806,730,489  826,017,085    219,783,442   166,116,510
PCM UTILITIES GROWTH AND     1,834,213   19,109,756    309,318,474   240,395,138
 INCOME FUND
PCM DIVERSIFIED INCOME     454,628,863  427,528,586    287,107,826   272,645,826
 FUND
PCM NEW OPPORTUNITIES              --           --     392,819,988    70,990,265
 FUND
PCM ASIA PACIFIC GROWTH            --           --      31,871,800     8,167,581
 FUND
--------------------------------------------------------------------------------

PCM MONEY MARKET FUND: Purchases and
sales (including maturities) of in-
vestment securities (all short-term
obligations) aggregated
$5,609,147,384 and $5,590,090,259,
respectively.

In determining net gain or loss on
securities sold, the cost of securi-
ties has been determined on the iden-
tified cost basis.

Written option transactions during
the period are summarized as follows:

                                         Contract Amounts      Premiums Received
--------------------------------------------------------------------------------
PCM GLOBAL ASSET ALLOCATION FUND
Contracts outstanding at
 beginning of period                        2,152,000          $  12,912
Options opened                             18,188,000            238,386
Options expired                           (20,340,000)          (251,298)
 ................................................................................
WRITTEN OPTIONS OUTSTANDING AT END OF
 PERIOD                                           --           $     --
 ................................................................................
PCM DIVERSIFIED INCOME FUND
Contracts outstanding at beginning of
 period                                     3,317,000          $  19,902
Options opened                             31,717,000            371,972
Options expired                           (17,440,000)          (163,701)
Options closed                            (17,594,000)          (228,173)
 ................................................................................
WRITTEN OPTIONS OUTSTANDING AT END OF
 PERIOD                                           --           $     --
 ................................................................................
PCM HIGH YIELD FUND
Contracts outstanding at beginning of
 period                                           --           $     --
Options opened                              1,900,000             29,391
Options closed                             (1,900,000)           (29,391)
--------------------------------------------------------------------------------
WRITTEN OPTIONS OUTSTANDING AT END OF
 PERIOD                                            --          $     --
--------------------------------------------------------------------------------

NOTE 4 CAPITAL SHARES

At December 31, 1995, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Year ended December 31
--------------------------------------------------------------------------------
                                     1995                      1994
--------------------------------------------------------------------------------
                              Shares       Amount       Shares       Amount
--------------------------------------------------------------------------------
PCM VOYAGER FUND
Shares sold                 20,723,279  $546,895,857  18,624,849  $403,394,414
Shares issued in connection
 with reinvestment of
 distributions               1,179,126    27,674,098     691,520    14,286,820
Shares repurchased          (2,590,280)  (63,937,776) (3,187,363)  (68,222,227)
 ................................................................................
NET INCREASE                19,312,125  $510,632,179  16,129,006  $349,459,007
 ................................................................................
PCM GLOBAL GROWTH FUND
Shares sold                 12,808,443  $178,822,459  26,805,651  $367,790,812
Shares issued in connection
 with reinvestment of
 distributions               1,356,940    17,423,114     177,956     2,352,576
Shares repurchased          (9,069,293) (125,288,301) (3,078,714)  (41,927,430)
 ................................................................................
NET INCREASE                 5,096,090  $ 70,957,272  23,904,893  $328,215,958
 ................................................................................
PCM GROWTH AND INCOME FUND
Shares sold                 34,911,574  $670,155,121  30,722,147  $517,085,888
Shares issued in
 connection with
 reinvestment of
 distributions               5,584,857    96,115,390   5,555,183    87,430,613
Shares repurchased          (2,229,560)  (39,688,744) (1,260,962)  (20,925,920)
 ................................................................................
NET INCREASE                38,266,871  $726,581,767  35,016,368  $583,590,581
 ................................................................................
PCM GLOBAL ASSET
 ALLOCATION FUND
Shares sold                  3,576,518  $ 53,113,182  10,087,974  $138,456,443
Shares issued in
 connection with
 reinvestment of
 distributions                 572,911     7,825,970   1,427,199    18,686,849
Shares repurchased          (2,388,987)  (33,847,026)   (914,728)  (12,049,459)
--------------------------------------------------------------------------------
NET INCREASE                 1,760,442  $ 27,092,126  10,600,445  $145,093,833
--------------------------------------------------------------------------------

                                       Year ended December 31
--------------------------------------------------------------------------------
                                    1995                       1994
--------------------------------------------------------------------------------
                            Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
PCM HIGH YIELD FUND
Shares sold                20,402,208  $237,744,815   16,441,517  $193,499,645
Shares issued in
 connection with
 reinvestment of
 distributions              2,953,143    32,248,315    2,029,498    23,394,768
Shares repurchased        (11,586,104) (134,982,202) (13,214,755) (155,353,077)
 ................................................................................
NET INCREASE               11,769,247  $135,010,928    5,256,260  $ 61,541,336
 ................................................................................
PCM U.S. GOVERNMENT AND
 HIGH QUALITY BOND FUND
Shares sold                 8,879,875  $113,577,691    5,684,034  $ 71,882,815
Shares issued in
 connection with
 reinvestment of
 distributions              3,575,140    42,687,165    3,849,672    47,325,853
Shares repurchased        (10,513,126) (132,276,384) (11,468,847) (142,871,703)
 ................................................................................
NET INCREASE (DECREASE)     1,941,889  $ 23,988,472   (1,935,141) $(23,663,035)
 ................................................................................
PCM MONEY MARKET FUND
Shares sold                       --   $343,877,495          --   $410,265,816
Shares issued in                  --     12,801,231          --      8,999,035
 connection with
 reinvestment of
 distributions
Shares repurchased                --   (337,529,370)         --   (304,530,272)
 ................................................................................
NET INCREASE                      --   $ 19,149,356          --   $114,734,579
 ................................................................................
PCM UTILITIES GROWTH AND
 INCOME FUND
Shares sold                 5,530,720  $ 65,418,199    3,208,077  $ 35,739,664
Shares issued in
 connection with
 reinvestment of
 distributions              1,939,194    20,768,768    1,639,007    17,553,815
Shares repurchased         (3,483,831)  (39,848,333)  (5,806,839)  (63,882,764)
 ................................................................................
NET INCREASE (DECREASE)     3,986,083  $ 46,338,634     (959,755) $(10,589,285)
 ................................................................................
PCM DIVERSIFIED INCOME
 FUND
Shares sold                 6,146,785  $ 64,169,357   15,377,877  $154,718,245
Shares issued in
 connection with
 reinvestment of
 distributions              1,133,511    11,017,722       96,269       954,020
Shares repurchased         (1,905,536)  (19,246,896)  (1,179,615)  (11,602,895)
--------------------------------------------------------------------------------
NET INCREASE                5,374,760  $ 55,940,183   14,294,531  $144,069,370
--------------------------------------------------------------------------------

                                                          For the period
                                                           May 2, 1994
                                                         (commencement of
                                                          operations) to
                           Year ended December 31          December 31
--------------------------------------------------------------------------------
                                    1995                       1994
--------------------------------------------------------------------------------
                            Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
PCM NEW OPPORTUNITIES
 FUND
Shares sold                29,068,100  $388,540,076    8,196,685  $ 84,798,479
Shares issued in
 connection with
 reinvestment of
 distributions                 30,039       353,553          --            --
Shares repurchased         (2,490,522)  (30,562,328)  (1,857,321)  (19,195,951)
--------------------------------------------------------------------------------
NET INCREASE               26,607,617  $358,331,301    6,339,364  $ 65,602,528
--------------------------------------------------------------------------------














                               For the period
                                May 1, 1995
                              (commencement of
                               operations) to
                                December 31
---------------------------------------------------
                                    1995
---------------------------------------------------
                            Shares        Amount
---------------------------------------------------
PCM ASIA PACIFIC GROWTH
 FUND
Shares sold                 5,079,125  $ 50,654,905
Shares issued in
 connection with
 reinvestment of
 distributions                    --            --
Shares repurchased         (2,630,277)  (26,192,634)
---------------------------------------------------
NET INCREASE                2,448,848  $ 24,462,271
---------------------------------------------------

PUTNAM CAPITAL MANAGER TRUST

RESULTS OF JULY 13, 1995 SHAREHOLDER MEETING
PCM U.S. GOVERNMENT AND HIGH QUALITY BOND FUND

An annual meeting of shareholders of the fund was held on July 13, 1995.

A proposal to approve a new management contract, increasing the fees payable to Putnam Investment Management, Inc. was approved as follows: 30,980,367 votes for, and 18,968,965 votes against, with 3,931,489 abstentions and broker non-votes. All tabulations have been rounded to the nearest whole number.

Putnam
Capital
Manager
Trust

FUND INFORMATION
Investment Manager
Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

Investor Servicing Agent
Putnam Investor Services
Mailing address:
P.O. Box 41203
Providence, RI 02940-1203
1-800-225-1581

Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray

Independent Accountants
Price Waterhouse LLP

Trustees
George Putnam, Chairman,
William F. Pounds, Vice Chairman,
Jameson Adkins Baxter, Hans H. Estin,
John A. Hill, Elizabeth T. Kennan,
Lawrence J. Lasser, Robert E. Patterson,
Donald S. Perkins, George Putnam, III,
Eli Shapiro, A.J.C. Smith,
W. Nicholas Thorndike


Putnam Investor Services has received the DALBAR Quality Tested Service Seal for the past six years. In more than 146,000 tests of 56 shareholder service components, Putnam outperformed the industry standard in every category.

PUTNAM INVESTMENTS

This report has been prepared for the shareholders of Putnam Capital Manager Trust. It is not authorized for other distribution unless preceded or accompanied by an effective prospectus that describes the trust's policies, charges and other matters of interest for the prospective investor.